                                                    Registration Nos. 333-34199
                                                                      811-04867

      As filed with the Securities and Exchange Commission on May 2, 2011

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]

   Pre-effective Amendment No.      [_]

   Post-Effective Amendment No.     [26]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No. [18]                                                       [X]

                            VARIABLE ACCOUNT II OF
              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                          (Exact Name of Registrant)

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                              (Name of Depositor)

                                405 King Street
                          Wilmington, Delaware 19801
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, including Area Code)

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                              (Name of Guarantor)
                         175 Water Street, 18th Floor
                           New York, New York 10038

                                (212) 770-7000
              (Guarantor's Telephone Number, including Area Code)

                             Lauren W. Jones, Esq.
                       Vice President and Chief Counsel
                     American General Life Companies, LLC
                           2929 Allen Parkway, AT-30
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective

     [_] immediately upon filing pursuant to paragraph (b)

     [X] on May 2, 2011 pursuant to paragraph (b)

     [_] 60 days after filing pursuant to paragraph (a)(1)

     [_] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXECUTIVE ADVANTAGE(R)

GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE through its Variable Account II

                           THIS PROSPECTUS IS DATED
                                  MAY 2, 2011

American General Life Insurance Company of Delaware ("AGL of Delaware") is offering life insurance coverage under the Executive Advantage(R) group flexible premium variable universal life policy (the "Policy"). The Policy provides insurance protection for individuals within groups under corporate owned or sponsored arrangements. Corporate owned arrangements are those where an employer (or trust established by an employer) purchases life insurance coverage on their employees. The employer or trust is the BENEFICIARY. Sponsored arrangements are those instances where an employer, a financial institution or association allows us to sell insurance policies to its employees, depositors or members. The description of the Policy in this prospectus is fully applicable to your certificate and the word "Policy" includes any such certificate.

For information on how to contact AGL of Delaware, please see page 5.

The Index of Special Words and Phrases on page 53 will define many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy. Please read this prospectus carefully and keep it for future reference.

The GUARANTEED ACCOUNT is part of our general account. You can use AGL of Delaware's Variable Account II ("VARIABLE ACCOUNT") to invest in the Executive Advantage variable investment options. Currently, the Executive Advantage variable investment options each purchase shares of a corresponding Fund of:

..    AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco
     V.I.")
..    AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein
     VPS")
..    American Century(R) Variable Portfolios, Inc. ("American Century(R) VP")
..    BlackRock Variable Series Funds, Inc. ("BlackRock")
..    Credit Suisse Trust ("Credit Suisse Trust")
..    Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")
..    Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
     VIP")
..    Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT")
..    JPMorgan Insurance Trust ("JPMorgan IT")
..    Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..    PIMCO Variable Insurance Trust ("PIMCO VIT")
..    The Universal Institutional Funds, Inc. ("UIF")
..    VALIC Company I ("VALIC Co. I")
..    Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 19 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying variable investment options that may interest you. You can request free copies from your AGL of Delaware representative or from our ADMINISTRATIVE CENTER shown on page 5 of this prospectus.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                               TABLE OF CONTENTS

    POLICY BENEFITS/RISKS SUMMARY......................................  6
    POLICY BENEFITS....................................................  6
      DEATH BENEFIT....................................................  6
        DEATH BENEFIT PROCEEDS.........................................  6
        DEATH BENEFIT OPTIONS..........................................  6
      FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS.  6
        FULL SURRENDERS................................................  6
        PARTIAL SURRENDERS.............................................  7
        TRANSFERS......................................................  7
        LOANS..........................................................  7
      PREMIUMS.........................................................  7
        FLEXIBILITY OF PREMIUMS........................................  7
        FREE LOOK......................................................  7
      THE POLICY.......................................................  7
        OWNERSHIP RIGHTS...............................................  7
        VARIABLE ACCOUNT...............................................  7
        GUARANTEED ACCOUNT.............................................  8
        ACCOUNT VALUE..................................................  8
        PAYMENT OPTIONS................................................  8
        TAX BENEFITS...................................................  8
      SUPPLEMENTAL BENEFITS AND RIDERS.................................  8
    POLICY RISKS.......................................................  8
      INVESTMENT RISK..................................................  8
      RISK OF LAPSE....................................................  9
      TAX RISKS........................................................  9
      PARTIAL SURRENDER AND FULL SURRENDER RISKS.......................  9
      POLICY LOAN RISKS................................................ 10
    PORTFOLIO RISKS.................................................... 10
    TABLES OF CHARGES.................................................. 11
    GENERAL INFORMATION................................................ 16
      AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE.............. 16
      THE VARIABLE ACCOUNT............................................. 17
      GUARANTEE OF INSURANCE OBLIGATIONS............................... 17
      ADDITIONAL INFORMATION........................................... 17
      COMMUNICATION WITH AGL OF DELAWARE............................... 17
        ADMINISTRATIVE CENTER.......................................... 18
        GENERAL........................................................ 18
      APPLYING FOR A POLICY............................................ 18
        OUR AGE REQUIREMENT FOR THE INSURED............................ 18
        THE MINIMUM FACE AMOUNT........................................ 18
        WE REQUIRE A MINIMUM INITIAL PREMIUM........................... 18
        WHEN YOUR COVERAGE WILL BE EFFECTIVE........................... 18
        GENERAL........................................................ 18
      VARIABLE INVESTMENT OPTIONS...................................... 19
      GUARANTEED INVESTMENT OPTION..................................... 21
      GUARANTEED ACCOUNT VALUE......................................... 22
      VOTING PRIVILEGES................................................ 22
      ILLUSTRATIONS.................................................... 23
    POLICY FEATURES.................................................... 23

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
   DEATH BENEFITS.......................................................... 23
     YOUR FACE AMOUNT OF INSURANCE......................................... 23
     YOUR DEATH BENEFIT.................................................... 24
     LIFE INSURANCE PROCEEDS............................................... 24
     PAYMENT OF LIFE INSURANCE PROCEEDS.................................... 24
     AMOUNT OF LIFE INSURANCE PROCEEDS..................................... 24
   TAX QUALIFICATION OPTIONS............................................... 25
   CHANGES IN DEATH BENEFIT OPTIONS........................................ 25
     HOW TO REQUEST A CHANGE............................................... 25
     TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE..................... 25
   PREMIUM PAYMENTS........................................................ 26
     RESTRICTIONS ON PREMIUM............................................... 26
     MINIMUM INITIAL PREMIUM............................................... 26
     PLANNED PERIODIC PREMIUM.............................................. 26
     ADDITIONAL PREMIUM.................................................... 26
     EFFECT OF PREMIUM PAYMENTS............................................ 26
     GRACE PERIOD.......................................................... 27
     PREMIUM ALLOCATIONS................................................... 27
     ALLOCATION RULES...................................................... 27
     CREDITING PREMIUM..................................................... 27
     FUTURE PREMIUM PAYMENTS............................................... 28
   PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER................. 28
   DETERMINING THE ACCOUNT VALUE........................................... 28
   ACCOUNT VALUE IN THE SUBACCOUNTS........................................ 29
     ACCUMULATION UNIT VALUES.............................................. 29
     NET INVESTMENT FACTOR................................................. 29
     GUARANTEED ACCOUNT VALUE.............................................. 29
     NET ACCOUNT VALUE..................................................... 30
     CASH SURRENDER VALUE.................................................. 30
     NET CASH SURRENDER VALUE.............................................. 30
   TRANSFERS............................................................... 30
     MINIMUM AMOUNT OF TRANSFER............................................ 30
     FORM OF TRANSFER REQUEST.............................................. 30
     TRANSFERS FROM THE GUARANTEED ACCOUNT................................. 30
     DATE WE PROCESS YOUR TRANSFER REQUEST................................. 30
     NUMBER OF PERMITTED TRANSFERS/TRANSFER CHARGE......................... 30
   DOLLAR COST AVERAGING................................................... 31
     PROCESSING YOUR AUTOMATIC DOLLAR COST AVERAGING TRANSFERS............. 31
   MARKET TIMING........................................................... 31
   RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS. 33
   CHANGING THE FACE AMOUNT OF INSURANCE................................... 33
     CHANGES IN FACE AMOUNT................................................ 33
     INCREASES IN FACE AMOUNT.............................................. 33
     DECREASES IN FACE AMOUNT.............................................. 33
     CONSEQUENCES OF A CHANGE IN FACE AMOUNT............................... 34
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS....................... 34
     VALUATION DATES, TIMES, AND PERIODS................................... 34
     FUND PRICING.......................................................... 34
     DATE OF RECEIPT....................................................... 34
     COMMENCEMENT OF INSURANCE COVERAGE.................................... 34
     ISSUE DATE; POLICY MONTHS AND YEARS................................... 34

     MONTHLY DEDUCTION DAYS............................................... 34
     COMMENCEMENT OF INVESTMENT PERFORMANCE............................... 34
     EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE.. 35
   REPORTS TO POLICY OWNERS............................................... 35
 POLICY TRANSACTIONS...................................................... 36
   WITHDRAWING POLICY INVESTMENTS......................................... 36
     FULL SURRENDER....................................................... 36
     PARTIAL SURRENDER.................................................... 36
     LOANS................................................................ 36
     MAXIMUM LOAN AMOUNT.................................................. 36
     INTEREST............................................................. 37
     LOAN ACCOUNT......................................................... 37
     EFFECT OF A LOAN..................................................... 37
     OUTSTANDING LOAN..................................................... 37
     LOAN REPAYMENT....................................................... 37
   MATURITY OF YOUR POLICY................................................ 37
   TAX CONSIDERATIONS..................................................... 38
 POLICY PAYMENTS.......................................................... 38
   PAYMENT OPTIONS........................................................ 38
     CHANGE OF PAYMENT OPTION............................................. 38
     TAX IMPACT........................................................... 38
   THE BENEFICIARY........................................................ 38
   ASSIGNMENT OF A POLICY................................................. 38
   PAYMENT OF PROCEEDS.................................................... 38
     GENERAL.............................................................. 38
     DELAY OF GUARANTEED ACCOUNT OPTION PROCEEDS.......................... 39
     DELAY FOR CHECK CLEARANCE............................................ 39
     DELAY OF VARIABLE ACCOUNT PROCEEDS................................... 39
     DELAY TO CHALLENGE COVERAGE.......................................... 39
     DELAY REQUIRED UNDER APPLICABLE LAW.................................. 39
 ADDITIONAL RIGHTS THAT WE HAVE........................................... 39
 VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS........... 40
     UNDERWRITING AND PREMIUM CLASSES..................................... 40
     POLICIES PURCHASED THROUGH INTERNAL ROLLOVERS........................ 40
     STATE LAW REQUIREMENTS............................................... 40
     EXPENSES OR RISKS.................................................... 40
     UNDERLYING INVESTMENTS............................................... 40
 CHARGES UNDER THE POLICY................................................. 41
   DEDUCTIONS FROM PREMIUM................................................ 41
     MONTHLY DEDUCTION FROM ACCOUNT VALUE................................. 41
     ADMINISTRATIVE CHARGE................................................ 41
     COST OF INSURANCE CHARGE............................................. 42
   DEDUCTIONS AND MONEY MARKET SUBACCOUNT................................. 42
   NET AMOUNT AT RISK..................................................... 42
     RATE CLASSES FOR INSUREDS............................................ 42
   LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.... 43
   DEDUCTION FROM VARIABLE ACCOUNT ASSETS................................. 43
   DEDUCTIONS UPON POLICY TRANSACTIONS.................................... 44
     TRANSFER CHARGE...................................................... 44
     SURRENDER CHARGE..................................................... 44
     SURRENDER CHARGE CALCULATION......................................... 44

       SURRENDER CHARGE BASED ON AN INCREASE OR DECREASE IN FACE AMOUNT.. 44
       PARTIAL SURRENDER CHARGE.......................................... 45
       PARTIAL SURRENDER CHARGE DUE TO DECREASE IN FACE AMOUNT........... 45
       PARTIAL SURRENDER PROCESSING FEE.................................. 45
       DISCOUNT PURCHASE PROGRAMS........................................ 45
   OTHER POLICY PROVISIONS............................................... 45
     RIGHT TO EXCHANGE................................................... 45
     MORE ABOUT POLICY CHARGES........................................... 46
       PURPOSE OF OUR CHARGES............................................ 46
       GENERAL........................................................... 46
     ACCOUNT VALUE....................................................... 46
       YOUR ACCOUNT VALUE................................................ 46
       YOUR INVESTMENT OPTIONS........................................... 46
       THE GUARANTEED ACCOUNT............................................ 47
   POLICY LAPSE AND REINSTATEMENT........................................ 47
     REINSTATEMENT....................................................... 47
   FEDERAL INCOME TAX CONSIDERATIONS..................................... 48
     TAX STATUS OF THE POLICY............................................ 48
     AGL OF DELAWARE..................................................... 48
     DIVERSIFICATION AND INVESTOR CONTROL................................ 48
     TAX TREATMENT OF THE POLICY......................................... 49
     TAX TREATMENT OF POLICY BENEFITS IN GENERAL......................... 49
     PRE-DEATH DISTRIBUTION.............................................. 49
     POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS............. 49
     MODIFIED ENDOWMENT CONTRACTS........................................ 50
     INTEREST ON LOANS................................................... 50
     POLICY EXCHANGES AND MODIFICATIONS.................................. 51
     WITHHOLDING......................................................... 51
     CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS..... 51
     POSSIBLE CHARGE FOR AGL OF DELAWARE'S TAXES......................... 51
   LEGAL PROCEEDINGS..................................................... 51
   FINANCIAL STATEMENTS.................................................. 51
   REGISTRATION STATEMENTS............................................... 52
   INDEX OF SPECIAL WORDS AND PHRASES.................................... 53
   APPENDIX A............................................................ 55

CONTACT INFORMATION: HERE IS HOW YOU CAN CONTACT US ABOUT THE AGL OF DELAWARE EXECUTIVE ADVANTAGE POLICIES:

       -----------------------------------------------------------------
       ADMINISTRATIVE CENTER:           HOME OFFICE:
       -----------------------------------------------------------------
       American General Life Insurance  American General Life Insurance
       Company of Delaware              Company of Delaware
       405 King Street, 4/th/ Floor     405 King Street
       Wilmington, Delaware 19801       Wilmington, Delaware 19801
       1-302-575-5245                   1-302-575-5245
       -----------------------------------------------------------------

                         POLICY BENEFITS/RISKS SUMMARY

    Any Policies issued January 1, 2009 and thereafter comply with the 2001 Commissioners' Standard Ordinary mortality and morbidity tables ("2001 CSO tables"). Please see "Tax Treatment of the Policy" on page 49.

    This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                POLICY BENEFITS

    You may allocate your ACCOUNT VALUE among the 38 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Guaranteed Account, which credits a specified rate of interest. Your Account Value will vary based on the investment performance of the variable investment options you choose and interest credited in the Guaranteed Account.

DEATH BENEFIT

..    Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and any accrued loan interest) to the Beneficiary when the INSURED person dies. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "FACE AMOUNT" of insurance.

..    Death Benefit Options: You must choose one of the two death benefit options when you apply for your Policy:
         .   Level Death Benefit Option or
         .   Increasing Death Benefit Option

    For the Level Death Benefit Option, the death benefit will be the greater of:
         .   Face Amount; or
         .   Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

    You should consider this death benefit option if you want to minimize your cost of insurance.

    For the Increasing Death Benefit Option, the death benefit will be the greater of:
         .   Face Amount plus the Account Value; or
         .   Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

    You should consider this death benefit option if you want your death benefit to increase with your Account Value.

    Federal tax law may require us to increase the death benefit under any of the above death benefit options. See "Tax Qualification Options" on page 25.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..    FULL SURRENDERS: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans and any accrued loan interest, and less any surrender charge that then applies. We call this amount your NET CASH SURRENDER VALUE. A surrender charge may apply. See "Surrender Charge" on page 44. You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

..    PARTIAL SURRENDERS: We will not allow a partial surrender during the first
     Policy year or during the first 12 months following an increase in Face Amount. You may make two partial surrenders per year. A partial surrender must be at least $500 but may not exceed 90% of your Policy's Net Cash Surrender Value. We may deduct the applicable surrender charge on a partial surrender. Currently, we do not assess a processing charge for partial surrenders. A partial surrender may have adverse tax consequences.

..    TRANSFERS: Within certain limits, you may make transfers among the variable investment options and the Guaranteed Account. You may make up to twelve transfers of Account Value among the variable investment options in each Policy year without charge. We currently assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Guaranteed Account.

..    LOANS: You may take a loan from your Policy at any time after the first
     Policy year. The maximum loan amount you may take is 90% of your Policy's Net Cash Surrender Value. We charge you interest daily on any OUTSTANDING LOAN at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest charged on loans and the amount we credit on the equivalent amount held in the LOAN ACCOUNT) of a loan is 2% per year. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

..    FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws (but not less than $50). You can select a premium payment plan to pay planned periodic premiums annually. You are not required to pay premiums according to the plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..    FREE LOOK: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund of the premiums paid.

        The free look period generally expires the later of:

   .    10 days after you receive the Policy, or
   .    45 days after you sign Part I of the application.

THE POLICY

..    OWNERSHIP RIGHTS: While the Insured person is living, you, as the OWNER of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.

..    VARIABLE ACCOUNT: You may direct the money in your Policy to any of the available variable investment options of the Variable Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

..    GUARANTEED ACCOUNT: You may place amounts in the Guaranteed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

..    ACCOUNT VALUE: Account Value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..    PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center. See "Payment Options" on page 38.

..    TAX BENEFITS: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludable from the gross income of the Beneficiary until there is a distribution. In addition, this means that under a qualifying life insurance Policy, cash value accumulates on a tax deferred basis and transfers of cash value among the available investment options under the Policy may be made tax free. Under a qualifying life insurance Policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

    We offer no supplemental benefits or riders with this Policy.

                                 POLICY RISKS

INVESTMENT RISK

    The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any CASH SURRENDER VALUE. Any applicable surrender charge may be large enough in the Policy's early years so that if you fully surrender your Policy you may receive no Cash Surrender Value. If you take multiple partial surrenders, your Account Value may not cover required charges and your Policy would lapse.

    If you invest your Account Value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the Account Value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCOUNT VALUE.

    If you allocate NET PREMIUMS to the Guaranteed Account, then we credit your Account Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

    If your Net Cash Surrender Value is not enough to pay the charges deducted against Account Value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the Cash Surrender Value.

    If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value. We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. If the Insured dies during the Grace Period, we will still pay the LIFE INSURANCE PROCEEDS to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

TAX RISKS

    We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

    Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

    You should consult a qualified tax adviser for assistance in all Policy-related tax matters. See "Federal Income Tax Considerations" on page 48.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

    The surrender charge under the Policy applies for the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's Face Amount) in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any Outstanding Loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Account Value in the near future. We designed the Policy to help meet long-term financial goals.

A partial surrender or full surrender may have adverse tax consequences.

POLICY LOAN RISKS

    A Policy loan, whether or not repaid, will affect Account Value over time because we subtract the amount of the loan from the variable investment options and/or Guaranteed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Guaranteed Account.

    We reduce the amount we pay on the Insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the Net Cash Surrender Value to zero.

    If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not previously been taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

    A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 5 of this prospectus.

    There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

    The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

    AGL of Delaware may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your AGL of Delaware representative about our other policies.

    The following tables describe the transaction fees and expenses that are payable, at the time that you (1) buy a Policy, (2) surrender a Policy during the first 14 Policy years and the first 14 Policy years following an increase in the Policy's Face Amount, (3) change a Policy's Face Amount, or (4) transfer Account Value between investment options.

-------------------------------------------------------------------------------------------------------------
                                              TRANSACTION FEES
-------------------------------------------------------------------------------------------------------------
CHARGE                  WHEN CHARGE IS DEDUCTED       MAXIMUM                     CURRENT CHARGE
                                                      GUARANTEED CHARGE
-------------------------------------------------------------------------------------------------------------
STATUTORY PREMIUM TAX   Upon receipt of each premium  3.5%/1/ of each premium     3.5%/1/ of each premium
CHARGE                  payment                       payment                     payment
-------------------------------------------------------------------------------------------------------------
DAC TAX CHARGE          Upon receipt of each premium  1.0%                        0%
                        payment
-------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE  Upon receipt of each premium  9.0% of the amount of each  9.0% of the amount of each
                        payment                       premium payment             premium payment
-------------------------------------------------------------------------------------------------------------

--------
   /1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

---------------------------------------------------------------------------------------------------------------------
                                                TRANSACTION FEES
---------------------------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS                      MAXIMUM GUARANTEED CHARGE      CURRENT CHARGE
                            DEDUCTED
---------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE
   Maximum Charge/1/        Upon a partial surrender or a full  $48 per $1,000 of Face Amount  $0 per $1,000 of Face
                            surrender of your Policy/2/                                        Amount
---------------------------------------------------------------------------------------------------------------------
   Minimum Charge/3/        Upon a partial surrender or a full  $13 per $1,000 of Face Amount  $0 per $1,000 of Face
                            surrender of your Policy/2/                                        Amount
---------------------------------------------------------------------------------------------------------------------
   Example Charge -         Upon a partial surrender or a full  $26 per $1,000 of Face Amount  $0 per $1,000 of Face
   for the first Policy     surrender of your Policy/2/                                        Amount
   year - for a 45 year
   old male,
   nonsmoker with a
   Face Amount of
   $100,000
---------------------------------------------------------------------------------------------------------------------

--------
   /1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Maximum Charge is for a male, smoker, age 55 at the Policy's ISSUE DATE, with a Face Amount of $100,000.

   /2/ The Policies have a Surrender Charge that applies for a maximum of the first 14 Policy years and for a maximum of the first 14 Policy years following an increase in the Policy's Face Amount. The Surrender Charge attributable to an increase in the Policy's Face Amount applies only to the increase in Face Amount. The Surrender Charge will vary based on the Insured person's sex, age, risk class, Policy year and Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 3B of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

   /3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Minimum Charge is for a female, nonsmoker, age 18 at the Policy's Issue Date, with a Face Amount of $100,000.

---------------------------------------------------------------------------------------------------------------------
                                                  TRANSACTION FEES
---------------------------------------------------------------------------------------------------------------------
CHARGE                 WHEN CHARGE IS DEDUCTED            MAXIMUM                           CURRENT CHARGE
                                                          GUARANTEED CHARGE
---------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER      Upon a partial surrender of your   The lesser of $25 or 2.0% of the  $0
PROCESSING FEE         Policy                             amount of the partial surrender
---------------------------------------------------------------------------------------------------------------------
TRANSFER FEE           Upon a transfer of Account Value   $25 for each transfer/1/          $25 for each transfer/1/
---------------------------------------------------------------------------------------------------------------------
POLICY OWNER           Upon each request for a Policy     $25                               $0
ADDITIONAL             illustration after the first in a
ILLUSTRATION CHARGE    Policy year
---------------------------------------------------------------------------------------------------------------------
FLAT MONTHLY CHARGE    Monthly, at the beginning of each  $10                               $7
                       Policy Month
---------------------------------------------------------------------------------------------------------------------
FIRST YEAR             Monthly, at the beginning of each  $25                               $0
ADMINISTRATIVE CHARGE  Policy month during the first
                       Policy year
---------------------------------------------------------------------------------------------------------------------
FACE AMOUNT INCREASE   Monthly, at the beginning of each  $25                               $0
CHARGE                 Policy month for the 12 months
                       immediately following the
                       effective date of the increase
---------------------------------------------------------------------------------------------------------------------

--------
   /1/ The first 12 transfers in a Policy year are free of charge.

    The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                  PERIODIC CHARGES
                                         (OTHER THAN FUND FEES AND EXPENSES)
-------------------------------------------------------------------------------------------------------------------------
CHARGE                           WHEN CHARGE IS             MAXIMUM GUARANTEED                  CURRENT CHARGE
                                 DEDUCTED                   CHARGE
-------------------------------------------------------------------------------------------------------------------------

COST OF INSURANCE CHARGE/1/
   Maximum Charge/2/             Monthly, at the beginning  $83.33 per $1,000 of Net Amount at  $20.72 per $1,000 of Net
                                 of each Policy month       Risk/3/                             Amount at Risk
-------------------------------------------------------------------------------------------------------------------------

   Minimum Charge/4/             Monthly, at the beginning  $0.08 per $1,000 of Net Amount at   $0.02 per $1,000 of Net
                                 of each Policy month       Risk                                Amount at Risk
-------------------------------------------------------------------------------------------------------------------------

   Example Charge for the        Monthly, at the beginning  $0.29 per $1,000 of Net Amount at   $0.05 per $1,000 of Net
   first Policy year - for a     of each Policy month       Risk                                Amount at Risk
   45 year old male,
   nonsmoker, medically
   underwritten with a Face
   Amount of $100,000
-------------------------------------------------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK
CHARGE

   Policy years 1-4/5/           Daily                      annual effective rate of 1.0% of    annual effective rate of
                                                            Account Value invested in the       0.65% of Account Value
                                                            variable investment options         invested in the variable
                                                                                                investment options
-------------------------------------------------------------------------------------------------------------------------

POLICY LOAN INTEREST CHARGE      Annually (on your Policy   8.0% of the Outstanding Loan        8.0% of the Outstanding
                                 anniversary)               balance                             Loan balance
-------------------------------------------------------------------------------------------------------------------------

--------
   /1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year and Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3C of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 23 of this prospectus.

   /2/ The Maximum Charge for both of the maximum guaranteed charge and the current charge occurs during the 12 months following the policy year in which the insured person attains age 99. The policy anniversary on which the insured person attains 100 is the Policy's maximum maturity date. The Maximum Charge is for a guaranteed issue male, smoker, age 70 at the Policy's Issue Date, with a Face Amount of $100,000.

   /3/ The Net Amount at Risk is the difference between the current death benefit under your Policy divided by 1.0032737 and your Account Value under the Policy.

   /4 /The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a medically underwritten female, nonsmoker, age 18 at the Policy's Issue Date, with a Face Amount of $100,000.

   /5/ After the 4/th/ Policy year, the maximum Mortality and Expense Charge will be as follows:

       Policy years 5-20 annual effective rate of 1.00% (guaranteed) and 0.20% (current)

       Policy years 21+ annual effective rate of 1.00% (guaranteed) and 0.15% (current)

    The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2010. Current and future expenses for the Funds may be higher or lower than those shown.

   --------------------------------------------------------------------------
                        ANNUAL FUND FEES AND EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
   --------------------------------------------------------------------------
   CHARGE                                                   MAXIMUM  MINIMUM
   --------------------------------------------------------------------------
   TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF THE      1.85%    0.10%
   FUNDS (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS
   INCLUDE MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES, AND
   OTHER EXPENSES)/1/

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

   /1/ Currently 14 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2012. These contractual reimbursement or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

    American General Life Insurance Company of Delaware ("AGL of Delaware") is a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. AGL of Delaware's home office address is 405 King Street, 4/th/ Floor, Wilmington, Delaware 19801. AGL of Delaware was incorporated in 1962. AGL of Delaware is a wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

    AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.

    AGL of Delaware is regulated for the benefit of Policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL of Delaware is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require AGL of Delaware to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL of Delaware's operations.

    American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL of Delaware.

    Effective in the state of Delaware on December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Prior to this name change, the Policies were issued under the name AIG Life Insurance Company.

    On September 22, 2008, American International Group, Inc. ("AIG") entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

    On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a
$2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter AGL of Delaware's obligations to you.

    More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate investment account on June 5, 1986. It is used to support the Policy and other variable universal life insurance policies, and used for other permitted purposes. The Variable Account is registered with the SEC as a unit investment trust under the federal securities laws and qualifies as a "Variable Account" within the meaning of these laws.

    We own the assets in the Variable Account. The Variable Account is divided into subaccounts. The Variable Account may include other subaccounts which are not available under the Policy.

    The assets in the Variable Account may not be used to pay any liabilities of AGL of Delaware other than those arising from the Policies, and AGL of Delaware is obligated to pay all amounts due the Policy Owners under the Policies.

GUARANTEE OF INSURANCE OBLIGATIONS

    Insurance obligations under all Policies with an Issue Date prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AGL of Delaware. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

    As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with an Issue Date later than the Point of Termination. The Guarantee will continue to cover Policies with an Issue Date earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

    National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL of Delaware.

ADDITIONAL INFORMATION

    We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page of this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AGL OF DELAWARE

    When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the Owner named in the Policy. Where a Policy has more than one Owner, each

Owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

    Administrative Center. The Administrative Center provides service to all Policy Owners. For applicants, your AGL of Delaware representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See AGL of Delaware's addresses under "Contact Information" on page 5 of this prospectus.

    General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

APPLYING FOR A POLICY

    To purchase a Policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount and the death benefit option. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.

    OUR AGE REQUIREMENT FOR THE INSURED. You may apply for a Policy to cover a person who is at least 18 but no more than 70 years of age.

    THE MINIMUM FACE AMOUNT. The Face Amount must be at least $50,000, for each Insured.

    WE REQUIRE A MINIMUM INITIAL PREMIUM. We require that you pay a minimum initial premium before we will issue the Policy. You may pay the minimum initial premium when you submit the application or at a later date.

    We will not issue a Policy until we have accepted the application. We reserve the right to reject an application for any reason or "rate" an Insured as a substandard risk.

    WHEN YOUR COVERAGE WILL BE EFFECTIVE. Your Policy will become effective after:

    .   We accept your application;

    .   We receive an initial premium payment in an amount we determine; and

    .   We have completed our review of your application to our satisfaction.

    GENERAL. You should mail checks (or use express delivery, if you wish) for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the Administrative Center shown under "Contact Information" on page 5 of this prospectus.

    You must make the following requests in writing:

         .   transfer of Account Value;
         .   loan;
         .   full surrender;
         .   partial surrender;
         .   change of Beneficiary or contingent Beneficiary;
         .   change of allocation percentages for premium payments;
         .   change of allocation percentages for Policy deductions;
         .   loan repayments or loan interest payments;
         .   change of death benefit option or manner of death benefit payment;
         .   change in Face Amount;
         .   addition or cancellation of, or other action with respect to, election of a payment option for Policy proceeds; and
         .   tax withholding elections.

    You should mail these requests (or use express delivery, if you wish) to the Administrative Center address shown under "Contact Information" on page 5 of this prospectus. You should also communicate notice of the Insured person's death, and related documentation, to our Administrative Center address.

    We have special forms which should be used for loans, assignments, partial and full surrenders, changes of Owner or Beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your AGL of Delaware representative. Each communication must include your name, Policy number and, if you are not the Insured person, that person's name. We cannot process any requested action that does not include all required information.

VARIABLE INVESTMENT OPTIONS

    We divided the Variable Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. One or more of the Funds may sell its shares to other funds. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.) except for the Funds with footnotes next to their names. For these Funds, whose name does not describe its type, we provide the information immediately following the table. The text of the footnotes follows the table. Fund sub-advisers are shown in parentheses.

 -----------------------------------------------------------------------------
                                        INVESTMENT ADVISER (SUB-ADVISER, IF
 VARIABLE INVESTMENT OPTIONS            APPLICABLE)
 -----------------------------------------------------------------------------
 AllianceBernstein VPS Growth and
 Income Portfolio - Class A             AllianceBernstein L.P.
 -----------------------------------------------------------------------------
 AllianceBernstein VPS Growth
 Portfolio - Class A                    AllianceBernstein L.P.
 -----------------------------------------------------------------------------
 AllianceBernstein VPS Large Cap
 Growth Portfolio - Class A             AllianceBernstein L.P.
 -----------------------------------------------------------------------------
 AllianceBernstein VPS Small Cap
 Growth Portfolio - Class A/1/          AllianceBernstein L.P.
 -----------------------------------------------------------------------------
 American Century(R) VP                 American Century Investment
 Income & Growth Fund - Class I         Management, Inc.
 -----------------------------------------------------------------------------
 American Century(R) VP International   American Century Investment
 Fund - Class I                         Management, Inc.
 -----------------------------------------------------------------------------
 BlackRock Basic Value V.I. Fund -      BlackRock Advisors, LLC (BlackRock
 Class I Shares/2/                      Investment Management, LLC)
 -----------------------------------------------------------------------------
 BlackRock Capital Appreciation V.I.    BlackRock Advisors, LLC (BlackRock
 Fund - Class I Shares                  Investment Management, LLC)
 -----------------------------------------------------------------------------
 BlackRock Government Income V.I. Fund  BlackRock Advisors, LLC (BlackRock
 - Class I Shares/3/                    Financial Management, Inc.)
 -----------------------------------------------------------------------------
 BlackRock Value Opportunities V.I.     BlackRock Advisors, LLC (BlackRock
 Fund - Class I Shares/4/               Investment Management, LLC)
 -----------------------------------------------------------------------------
 Credit Suisse Trust International
 Equity Flex III Portfolio/5/           Credit Suisse Asset Management, LLC
 -----------------------------------------------------------------------------
 Credit Suisse Trust U.S. Equity Flex
 I Portfolio/6/                         Credit Suisse Asset Management, LLC
 -----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS                                 INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Balanced Portfolio - Initial Class          Fidelity Management & Research Company ("FMR")
                                                            (FMR Co., Inc.)
                                                            (Fidelity Investments Money Management, Inc.)
                                                            (Other affiliates of FMR)
------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class/7/  FMR
                                                            (FMR Co., Inc.)
                                                            (Other affiliates of FMR)
------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Index 500 Portfolio - Initial Class         FMR
                                                            (FMR Co., Inc.)
                                                            (Geode Capital Management, LLC)
------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Money Market Portfolio - Initial Class      FMR
                                                            (Fidelity Investments Money Management, Inc.)
                                                            (Other affiliates of FMR)
------------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Templeton Developing Markets
Securities Fund - Class 2/8/                                Templeton Asset Management Ltd.
------------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Templeton Foreign Securities Fund -
Class 2/9/                                                  Templeton Investment Counsel, LLC
------------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Templeton Growth Securities Fund -   Templeton Global Advisors Limited
Class 2                                                     (Templeton Asset Management Ltd.)
------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Strategic International Equity Fund/10/   Goldman Sachs Asset Management International
------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured U.S. Equity Fund/11/           Goldman Sachs Asset Management, L.P.
------------------------------------------------------------------------------------------------------------------
Invesco V.I. High Yield Fund - Series I Shares              Invesco Advisers, Inc.
------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Value Fund - Series I
Shares                                                      Invesco Advisers, Inc.
------------------------------------------------------------------------------------------------------------------
JPMorgan IT Small Cap Core Portfolio - Class 1 Shares       J.P. Morgan Investment Management Inc.
------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Partners Portfolio/12/                 Neuberger Berman Management LLC (Neuberger Berman
                                                            LLC)
------------------------------------------------------------------------------------------------------------------
PIMCO VIT High Yield Portfolio - Administrative Class       Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------------
PIMCO VIT Long-Term U.S. Government Portfolio -
Administrative Class                                        Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative Class/13/  Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class       Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class     Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------------
UIF Core Plus Fixed Income Portfolio - Class I Shares       Morgan Stanley Investment Management Inc., which does
                                                            business in certain instances as Van Kampen
------------------------------------------------------------------------------------------------------------------
UIF Emerging Markets Equity Portfolio - Class I Shares      Morgan Stanley Investment Management Inc., which does
                                                            business in certain instances as Van Kampen
                                                            (Morgan Stanley Investment Management Limited)
                                                            (Morgan Stanley Investment Management Company)
------------------------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio - Class I Shares               Morgan Stanley Investment Management Inc., which does
                                                            business in certain instances as Van Kampen
------------------------------------------------------------------------------------------------------------------
VALIC Co. I International Equities Fund/14/                 VALIC* (PineBridge Investments LLC)
------------------------------------------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund                              VALIC* (SunAmerica Asset Management Corp.)
------------------------------------------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund/15/                        VALIC* (SunAmerica Asset Management Corp.)
------------------------------------------------------------------------------------------------------------------
Vanguard** VIF Total Bond Market Index Portfolio            The Vanguard Group, Inc.
------------------------------------------------------------------------------------------------------------------
Vanguard** VIF Total Stock Market Index Portfolio           The Vanguard Group, Inc.
------------------------------------------------------------------------------------------------------------------

--------
  /1/ The Fund type for AllianceBernstein VPS Small Cap Growth Portfolio - Class A is long-term growth of capital.
  /2/ The Fund type for BlackRock Basic Value V.I. Fund - Class I Shares is capital appreciation and income.
  /3/ The Fund type for BlackRock Government Income V.I. Fund - Class I Shares is high current income consistent with the protection of capital.
  /4/ The Fund type for BlackRock Value Opportunities V.I. Fund - Class I Shares is long-term growth of capital.
  /5/ The Fund type for Credit Suisse Trust International Equity Flex III Portfolio is capital appreciation.
  /6/ The Fund type for Credit Suisse Trust U.S. Equity Flex I Portfolio is capital growth.
  /7/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class is long-term capital appreciation.

  /8/ The Fund type for Franklin Templeton VIP Templeton Developing Markets Securities Fund - Class 2 is long-term capital appreciation.
  /9/ The Fund type for Franklin Templeton VIP Templeton Foreign Securities Fund - Class 2 is long-term capital growth.
  /10/ The Fund type for Goldman Sachs VIT Strategic International Equity Fund
       - Institutional Shares is long-term growth of capital.
  /11/ The Fund type for Goldman Sachs VIT Structured U.S. Equity Fund -
       Institutional Shares is long-term growth of capital and dividend income. /12/ The Fund type for Neuberger Berman AMT Partners Portfolio is mid to large cap value.
  /13/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class
       is maximum real return.
  /14/ The Fund type for VALIC Co. I International Equities Fund is long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.
  /15/ The Fund type for VALIC Co. I. Small Cap Index Fund is growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index.

    *  "VALIC" means The Variable Annuity Life Insurance Company.
    ** "Vanguard" is a trademark of The Vanguard Group, Inc.

    From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

    YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

    We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy Owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. If the expenses we incur are less than we anticipate, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 41.

    We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

GUARANTEED INVESTMENT OPTION

    Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.

    We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

    All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

    We will deduct any transfers, partial surrenders or any Policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

    If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

    You may transfer Account Value into the Guaranteed Investment Option at any time. However, there are restrictions on the amount you may transfer out of the Guaranteed Investment Option in a Policy year. Please see "Transfers from the Guaranteed Account" on page 30.

GUARANTEED ACCOUNT VALUE

    On any VALUATION DATE, the Guaranteed Account portion of your Policy Account Value equals:

    .   the total of all Net Premium, allocated to the Guaranteed Account, plus

    .   any amounts transferred to the Guaranteed Account, plus

    . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

    .   the amount of any transfers from the Guaranteed Account, less

    . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

    . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

    .   the amount of the Loan Account.

    If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

VOTING PRIVILEGES

    We are the legal owner of the Funds' shares held in the Variable Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your Account Value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

    We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Owners participating in that Fund through the Variable Account. Even if Policy Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy Owners could determine the outcome of matters subject to shareholder vote.

    If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Owner such materials, we will vote the shares as we determine in our sole discretion.

    In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy Owners. AGL of Delaware reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

ILLUSTRATIONS

    We may provide you with illustrations for your Policy's death benefit, Account Value, and Net Cash Surrender Value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your Account Value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

    Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed Insured person's age and rate class and (2) your selection of a death benefit option, Face Amount, planned periodic premiums and proposed investment options.

    After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a $25 fee for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

DEATH BENEFITS

    Your Face Amount of insurance. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "Face Amount" of insurance.

    Investment performance affects the amount of your Policy's Account Value. We deduct all charges from your Account Value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid on a timely basis each month, the Face Amount of insurance payable under your Policy is unaffected by investment performance. See "Monthly Deduction From Account Value" on page 41.

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


    Your death benefit. You must choose one of the two death benefit options at the time we issue your Policy.

    .   Level Death Benefit Option; or

    .   Increasing Death Benefit Option.

        For the Level Death Benefit Option, the death benefit will be the greater of:

    .   Face Amount; or

    . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

    You should consider this death benefit option if you want to minimize your cost of insurance.

    For the Increasing Death Benefit Option, the death benefit will be the greater of:

    .   Face Amount plus the Account Value; or

    . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

    You should consider this death benefit option if you want your death benefit to increase with your Account Value.

    Life Insurance Proceeds. During the Policy term, we will pay the Life Insurance Proceeds to the Beneficiary after the Insured's death. To make payment, we must receive at our Administrative Center:

    .   satisfactory proof of the Insured's death; and

    .   the Policy.

    Payment of Life Insurance Proceeds. We will pay the Life Insurance Proceeds generally within seven days after we receive the information we require. We will pay the Life Insurance Proceeds to the Beneficiary in one lump sum or, if elected, under a payment option. Payment of the Life Insurance Proceeds may also be affected by other provisions of the Policy.

    We will pay interest on the Life Insurance Proceeds from the date of the Insured's death to the date of payment as required by applicable state law.

    Amount of Life Insurance Proceeds. We will determine the Life Insurance Proceeds as of the date of the Insured's death. The Life Insurance Proceeds will equal:

    . the amount of the death benefit determined according to the death benefit option selected; minus

    .   the Outstanding Loan, if any, and accrued loan interest; minus

    .   any overdue monthly deductions if the Insured dies during a Grace
        Period.

TAX QUALIFICATION OPTIONS

    Section 7702 of the CODE provides alternative testing procedures for meeting the definition of life insurance. Each Policy must qualify under one of these two tests and you may select the test we use for ensuring your Policy meets the definition of life insurance.

    Under both tests under Section 7702, there is a minimum death benefit required at all times. This is equal to the Account Value multiplied by the appropriate minimum death benefit factor. These factors depend on the tax qualification option and may be based on the ATTAINED AGE, sex and rate class of the Insured. A table of the applicable factors is located in the Policy.

    The two tax qualification options are:

    .   Guideline Premium/Cash Value Corridor Test.

    .   Cash Value Accumulation Test.

    You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

CHANGES IN DEATH BENEFIT OPTIONS

    If you have selected the Level Death Benefit Option you may change to the Increasing Death Benefit Option. You may also change from the Increasing Death Benefit Option to the Level Death Benefit Option.

    How to request a change. You may change your death benefit option by providing your agent with a written request or by writing us at our Administrative Center. We may require that you submit satisfactory evidence of insurability to us.

    If you request a change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will decrease the Face Amount by an amount equal to your Account Value on the date the change takes effect. However, we reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum Face Amount.

    If you request a change from the Increasing Death Benefit Option to the Level Death Benefit Option, we will increase the Face Amount by an amount equal to your Account Value on the date the change takes effect. Such decreases and increases in the Face Amount are made so that the Life Insurance Proceeds remain the same on the date the change takes effect.

    Once approved, we will issue new Policy information pages and attach a copy of your application for change. We reserve the right to decline to make any changes that we determine would cause the Policy to fail to qualify as life insurance under our interpretation of the Code.

    The change will take effect on the next MONTHLY ANNIVERSARY that coincides with or next follows the date we approve your request.

    Tax consequences of changes in insurance coverage. Please read "Federal Income Tax Considerations" starting on page 48 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

PREMIUM PAYMENTS

    The Policy allows you to select the timing and amount of premium payments within limits. Send premium payments to our Administrative Center.

    Restrictions on Premium. We may not accept any premium payment:

    .   If it is less than $50;

    . If the premium would cause the Policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Code, we will refund any portion of any premium that causes the Policy to fail. In addition, we will monitor the Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code; or

    . If the premium would increase the amount of our risk under your Policy by an amount greater than that premium amount. In such cases, we may require satisfactory evidence of insurability before accepting that premium.

    Minimum Initial Premium. We will calculate the minimum initial premium. The amount is based on a number of factors, including the age, sex, and underwriting class of the proposed Insured and the desired Face Amount.

    Planned Periodic Premium. When you apply for a Policy, you select a plan for paying annual level premiums. We will establish a minimum amount that may be used as the planned periodic premium. We may recalculate this minimum amount if the Face Amount of the Policy is increased or decreased.

    You are not required to pay premiums in accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely.

    At any time you can change the amount and frequency of the planned periodic premium by sending a written notice to our Administrative Center.

    Additional Premium. Additional premiums are premiums other than planned premiums. Additional premiums may be paid in any amount and at any time subject to the Code.

    Depending on the Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your Policy from terminating.

    Effect of Premium Payments. In general, paying all planned periodic premiums may not prevent your Policy from lapsing. In addition, if you fail to pay any planned periodic premium, your Policy will not necessarily lapse.

    Your Policy will lapse only when the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

    . of the negative return or insufficient return earned by one or more of the subaccounts you selected; or

    . of any combination of the following -- you have Outstanding Loans, you have taken partial surrenders, we have deducted Policy expenses, or you have made insufficient premium payments to offset the monthly deduction.

    Grace Period. In order for insurance coverage to remain in force, the Net Cash Surrender Value on each Monthly Anniversary must be equal to or greater than the total monthly deductions for that Monthly Anniversary. If it is not, you have a Grace Period of 61 days during which the Policy will continue in force. The Grace Period begins on the Monthly Anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value.

    We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that a Grace Period of 61 days has begun.

    The amount of premium required to prevent your Policy from terminating is equal to the amount needed to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for the next three (3) Monthly Anniversaries.

    If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

    If your Policy lapses with an Outstanding Loan you may have taxable income.

    Premium Allocations. In the application, you specify the percentage of Net Premium to be allocated to each subaccount and Guaranteed Account. However, until the period to examine and cancel expires, we invest this amount in the Money Market subaccount. On the first business day after the period expires, we will reallocate your Account Value based on the premium allocation percentages in your application.

    For all subsequent premiums, we will use the allocation percentages you specified in the application until you change them. You can change the allocation percentages at any time by sending written notice to our Administrative Center. The change will apply to all premium received with or after your notice.

    Allocation Rules. Your allocation instructions must meet the following requirements:

    .   Each allocation percentage must be a whole number;

    .   Any allocation to a subaccount must be at least 5%; and

    .   the sum of your allocations must equal 100%.

    Crediting Premium. Your initial Net Premium will be credited to your Account Value as of the POLICY DATE. We will credit and invest subsequent Net Premiums on the date we receive the premium or notice of deposit at our Administrative Center. We will process premiums at the price next computed after receipt of premium. Premiums received by 4:00 p.m., Eastern time, on a Valuation Date will be processed as of that day. Premiums received after 4:00 p.m., Eastern time, on a Valuation Date will be processed as of the next Valuation Date.

    If any premium requires us to accept additional risk, we will allocate this amount to the Money Market subaccount until we complete our underwriting. When accepted, and at the end of the period to examine and cancel the Policy, we will allocate it in accordance with your allocation percentages.

    Future Premium Payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

    The Policy allows you to choose how to invest your Account Value. Your Account Value will increase or decrease based on:

    .   The returns earned by the subaccounts you select.

    .   Interest credited on amounts allocated to the Guaranteed Account.

    We will determine your Policy benefits based upon your Account Value. If your Account Value is insufficient, your Policy may terminate. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction, the Policy will be in default and a Grace Period will begin.

PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER

    We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

    When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 35 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

    We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

DETERMINING THE ACCOUNT VALUE

    On the Policy Date, your Account Value is equal to your initial Net Premium. If the Policy Date and the ISSUE DATE are the same day, the Account Value is equal to your initial premium, less the premium expenses and monthly deduction.

    On each Valuation Date thereafter, your Account Value is equal to:

    .   Your Account Value held in the subaccounts; and

    .   Your Account Value held in the Guaranteed Account.

    Your Account Value will reflect:

    .   the premiums you pay;

    .   the returns earned by the subaccounts you select;

    .   the interest credited on amounts allocated to the Guaranteed Account;

    .   any loans or partial surrender; and

    .   the Policy expenses we deduct.

ACCOUNT VALUE IN THE SUBACCOUNTS

    We measure your Account Value in the subaccounts by the value of the subaccounts' accumulation units we credit to your Policy. When you allocate premiums or transfer part of your Account Value to a subaccount, we credit your Policy with accumulation units in that subaccount. The number of accumulation units equals the amount allocated to the subaccount divided by that subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

    The number of subaccount accumulation units we credit to your Policy will:

    . increase when Net Premium is allocated to the subaccount, amounts are transferred to the subaccount and loan repayments are credited to the subaccount; or

    . decrease when the allocated portion of the monthly deduction is taken from the subaccount, a loan is taken from the subaccount, an amount is transferred from the subaccount, or a partial surrender, including the partial surrender charges, is taken from the subaccount.

    Accumulation Unit Values. A subaccount's accumulation unit value varies to reflect the return of the portfolio and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each subaccount at $10 when the subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior VALUATION PERIOD multiplied by the Net Investment Factor for the current Valuation Period.

    Net Investment Factor. The net investment factor is an index we use to measure the investment return earned by a subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the subaccount, and reflects any dividend or capital gain distributions on the portfolio shares and may include the deduction of the daily mortality and expense risk charge.

    Guaranteed Account Value. On any Valuation Date, the Guaranteed Account portion of your Policy Account Value equals:

    .   the total of all Net Premium, allocated to the Guaranteed Account, plus

    .   any amounts transferred to the Guaranteed Account, plus

    . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

    .   the amount of any transfers from the Guaranteed Account, less

    . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

    . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

    .   the amount of the Loan Account.

    If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

    Net Account Value. The net Account Value on a Valuation Date is the Account Value less Outstanding Loans on that date.

    Cash Surrender Value. The Cash Surrender Value on a Valuation Date is the Account Value reduced by any surrender charge that would be assessed if you surrendered the Policy on that date.

    Net Cash Surrender Value. The Net Cash Surrender Value on a Valuation Date is the amount you would receive on a surrender of your Policy and is equal to:

    .   the Cash Surrender Value, less

    .   the Outstanding Loan on that date.

TRANSFERS

    You may transfer Account Value among the subaccounts and to the Guaranteed Account after the period to examine and cancel. All transfer requests, except for those made under the dollar cost averaging program, must satisfy the following requirements:

    . Minimum amount of transfer -- You must transfer at least $250 or, the balance in the subaccount or the Guaranteed Account, if less;

    . Form of transfer request -- You must make a written request unless you have established prior authorization to make transfers by other means we make available;

    . Transfers from the Guaranteed Account -- The maximum you may transfer in a Policy year is equal to 25% of your Account Value in the Guaranteed Account (not including the Loan Account) as of the date the transfer takes effect.

    Date We Process Your Transfer Request. We must receive your transfer request at our Administrative Center. We process transfers at the price next computed after we receive your transfer request. Transfer requests received by 4:00 p.m., Eastern time, on a Valuation Date will be processed as of that day. Transfer requests received after 4:00 p.m., Eastern time, on a Valuation Date will be processed as of the next Valuation Date.

    Number of Permitted Transfers/Transfer Charge. We do not currently limit the number of transfers you may make. However, for each transfer in excess of 12 during a Policy year, we will charge you $25 for each additional transfer. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a Policy year. Transfers in connection with the dollar cost averaging program will not count against the 12 free transfers in any Policy year. We reserve the right to increase or decrease the number of free transfers allowed in any Policy year.

DOLLAR COST AVERAGING

    Dollar cost averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

    If you choose this program, we will make automatic monthly transfers of your Account Value from the Money Market subaccount into other subaccounts for a specified dollar amount or a specified number of months (not exceeding twenty-four months). Unless you tell us otherwise, we will allocate the transfer as you have specified in your most current premium allocation instructions. However, no less than 5% may be allocated to any one subaccount. You must have $2,000 in the Money Market subaccount to elect dollar cost averaging. We will apply any additional premium payments you make after electing this program to the Money Market subaccount for purposes of dollar cost averaging your investment. You may maintain only one dollar cost averaging instruction with us at a time.

    There is currently no charge for this program. Transfers in connection with dollar cost averaging will not count against your free transfers in a Policy year. We reserve the right to suspend or modify this program at any time.

    Processing your automatic dollar cost averaging transfers. We will begin to process your automatic transfers:

    . On the first Monthly Anniversary following the end of the period to examine and cancel if you request dollar cost averaging when you apply for your Policy.

    . On the second Monthly Anniversary following receipt of your request at our Administrative Center if you elect the program after you apply for the Policy.

    .   We will stop processing automatic transfers if:

    .   The funds in the Money Market subaccount have been depleted;

    . We receive your written request at our Administrative Center to cancel future transfers;

    .   We receive notification of death of the Insured; or

    .   Your Policy goes into the Grace Period.

    Dollar cost averaging may lessen the impact of market fluctuations on your investment. Using dollar cost averaging does not guarantee investment gains or protect against loss in a declining market.

MARKET TIMING

    The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

    . dilution in the value of Fund shares underlying investment options of other Policy Owners;

    .   interference with the efficient management of the Fund's portfolio; and

    .   increased administrative costs.

    We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one life insurance policy for another policy or contract.

    We are required to monitor the Policies to determine if a Policy Owner requests:

    . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

    . an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

    . an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

    . an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

    If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

    In most cases, exchanges into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment option. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

    (1) if a Policy Owner requests an exchange out of any variable investment option into the money market investment option, and

    (2) the same Policy Owner, within two calendar weeks requests an exchange out of the money market investment option back into that same variable investment option, then

    (3) the second transaction above is considered market timing.

    Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

    The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

    In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

    The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

    Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

    In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

CHANGING THE FACE AMOUNT OF INSURANCE

    Changes in Face Amount. At any time after the first Policy anniversary while your Policy is in force you may request a change in the Face Amount. We will not make a change in Face Amount that causes your Policy to fail to qualify as life insurance under the Code.

    Increases in Face Amount. Any request for an increase:

    .   Must be for at least $10,000;

    . May not be requested in the same Policy year as another request for an increase; and

    .   May not be requested after the Insured has Attained Age 65.

    A written application must be submitted to our Administrative Center along with satisfactory evidence of insurability. You must return the Policy so we can amend it to reflect the increase. The increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved, and the Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

    Decreases in Face Amount. Any request for a decrease:

    .   Must be at least $5,000;

    . Must not cause the Face Amount after the decrease to be less than the minimum Face Amount at which we would issue a Policy; and

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    .   During the first five Policy years, the Face Amount may not be decreased by more than 10% of the initial Face Amount. If the Face Amount is decreased during the first 14 Policy years or within 14 Policy years of an increase in Face Amount, a surrender charge may be applicable.

    Consequences of a Change in Face Amount. Both increases and decreases in Face Amount may impact the surrender charge. In addition, an increase or decrease in Face Amount may impact the status of the Policy as a modified endowment contract.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

    Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

    We compute Policy values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern time. We call this our "close of business." We call the time from the close of business on one Valuation Date to the close of business of the next Valuation Date a "Valuation Period." We are closed only on those holidays the NYSE is closed.

    Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

    Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any Valuation Date, however, we consider that we have received it on the day following that Valuation Date. Any premium payments we receive after our close of business are held in our general account until the next business day.

    Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the Insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the Owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the Insured person's health or risk of death.

    Issue Date; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Issue Date." Policy months and years are measured from the Issue Date. To preserve a younger age at issue for the Insured person, we may assign an Issue Date to a Policy that is up to 6 months earlier than otherwise would apply.

    Monthly deduction days. Each charge that we deduct monthly is assessed against your Account Value at the close of business on the Issue Date and at the end of each subsequent Valuation Period that includes the first day of a Policy month. We call these "monthly deduction days."

    Commencement of investment performance. We begin to credit an investment return to the Account Value resulting from your initial premium payment on the later of (a) the Issue Date, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the Account Value resulting from your initial premium payment until the date stated in (b) above.

    Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the Valuation Period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

    . Increases you request in the Face Amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

    . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum Net Amount at Risk;

    . If you exercise the right to return your Policy described on page 7 of this prospectus, your coverage will end when you deliver it to your AGL of Delaware representative, or if you mailed it to us, the day it is postmarked; and

    . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the
        Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

    You will receive a confirmation within seven days of the transaction of:

    .   the receipt of any premium;

    .   any change of allocation of premiums;

    .   any transfer between subaccounts;

    .   any loan, interest repayment, or loan repayment;

    .   any partial surrender;

    . any return of premium necessary to comply with applicable maximum receipt of any premium payment;

    .   any exercise of your right to cancel;

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


    .   an exchange of the Policy;

    .   full surrender of the Policy.

    Within 30 days after each Policy anniversary we will send you an annual statement. The statement will show the Life Insurance Proceeds currently payable, and the current Account Value, Cash Surrender Value, and the Outstanding Loan. The statement will also show premiums paid, all charges deducted during the Policy year, and all transactions. We will also send to you annual and semi-annual reports of the Variable Account.

                              POLICY TRANSACTIONS

    The transactions we describe below may have different effects on the Account Value, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features," on page 23. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 41.

WITHDRAWING POLICY INVESTMENTS

    Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "Net Cash Surrender Value." Because of the surrender charge, it is unlikely that an Executive Advantage Policy will have any Net Cash Surrender Value during at least the first year. A full surrender may have adverse tax consequences.

    Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's Net Cash Surrender Value. A partial surrender must be at least $500. We will automatically reduce your Policy's Account Value by the amount of your withdrawal and any related charge. A partial surrender may have adverse tax consequences.

    You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of Account Value you then have in each investment option.

    There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $0.

    Loans. You may request a loan against your Policy at any time after the first Policy year while the Policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of loan you may take. If we issued the Policy under a corporate owned arrangement, unless we agree otherwise, a loan will be applied pro rata over all Insureds under the Policy.

    You must submit a written request for a loan to the Administrative Center. Loans will be processed as of the date we receive the request at our Administrative Center. Loan proceeds generally will be sent to you within seven days.

    Maximum Loan Amount. After the first Policy year the maximum loan amount is 90% of your Net Cash Surrender Value.

    Interest. We charge interest daily on any Outstanding Loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest we charge on loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. Interest is due and payable at the end of each Policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Outstanding Loan.

    Loan Account. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each subaccount on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

    When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the subaccounts and Guaranteed Account in accordance with your allocation percentages in effect at the time of repayment.

    Effect of a Loan. A loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the Guaranteed Account while the loan is outstanding, the effect could be favorable or unfavorable.

    In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income.

    If the Life Insurance Proceeds become payable while a loan is outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds.

    If the Outstanding Loan exceeds the Cash Surrender Value on any Monthly Anniversary, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

    Outstanding Loan. The Outstanding Loan on a Valuation Date equals:

    . All loans that have not been repaid (including past due unpaid interest added to the loan), plus

    .   accrued interest not yet due.

    Loan Repayment. You may repay all or part of your Outstanding Loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to our Administrative Center and will be credited as of the date received.

MATURITY OF YOUR POLICY

    If the Insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the Net Cash Surrender Value of the Policy, and the Policy will end.

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


TAX CONSIDERATIONS

    Please refer to "Federal Income Tax Considerations" on page 48 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

    The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on a surrender or death, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request.

    Change of payment option. You may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

    Tax impact. If a payment option is chosen, the Policy Owner or the Beneficiary may have tax consequences. The Policy Owner or the Beneficiary should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

    You name your Beneficiary when you apply for a Policy. The Beneficiary is entitled to the insurance benefits of the Policy. You may change the Beneficiary during the lifetime of the Insured person unless your previous designation of Beneficiary provides otherwise. In this case the previous Beneficiary must give us permission to change the Beneficiary and then we will accept your instructions. A new Beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no Beneficiary is living when the Insured person dies, we will pay the insurance proceeds to the Owner or the Owner's estate.

ASSIGNMENT OF A POLICY

    You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

    General. We will pay any death benefit, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the Insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

    Delay of Guaranteed Account option proceeds. We have the right, however, to defer payment or transfers of amounts out of our Guaranteed Account option for up to six months. We will allow interest, at a rate of at least 4% a year, on any Net Cash Surrender Value payment derived from Our Guaranteed Account that We defer for 10 days or more after We receive a request for it.

    Delay for check clearance. We reserve the right to defer payment of that portion of your Account Value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

    Delay of Variable Account proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your Account Value that is allocated to the Variable Account, if:

    .   the NYSE is closed other than weekend and holiday closings;

    .   trading on the NYSE is restricted;

    . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the Account Value is not reasonably practicable; or

    .   the SEC by order so permits for the protection of investors.

    Transfers and allocations of Account Value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Variable Account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

    Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

    . We cannot challenge the Policy after it has been in effect, during the Insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

    . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured person's lifetime.

    Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

    We have the right at any time to:

    . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Account Value for that option to below $500;

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


    . transfer the entire balance in proportion to any other investment options you then are using, if the Account Value in an investment option is below $500 for any other reason;

    . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

    . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

    . operate Variable Account under the direction of a committee or discharge such a committee at any time;

    . operate Variable Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Variable Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

    . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any Net Cash Surrender Value, death benefit, Account Value, or other accrued rights or benefits.

        VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

    We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

    Underwriting and premium classes. See, "Rate Classes for Insureds" on page 42.

    Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

    State law requirements. AGL of Delaware is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

    Expenses or risks. AGL of Delaware may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

    Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

    Periodically, we will deduct expenses related to your Policy. We will deduct these:

    .   from premium, Account Value and from subaccount assets; and

    .   upon certain transactions.

    The amount of these expenses are described in your Policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct on a current basis less than the guaranteed amount.

DEDUCTIONS FROM PREMIUM

    We may deduct a sales charge from each premium to cover costs associated with the issuance of the Policy as well as administrative services we perform. This charge will never exceed 9% of the premium.

    The sales charge partially compensates us for the expense of selling and distributing the Policy, printing prospectuses, preparing sales literature and paying for other promotional activities. Some of these expenses or other administrative expenses may be assumed by an employer or group sponsor under some employer-owned, trust-owned, or sponsored arrangements. If so, in our sole discretion, we may offer the Policy with no sales charge or a reduced sales charge.

    We may deduct a charge for taxes as an explicit percentage of premium based upon state and local tax rates within the Insured's state of residence. We may also deduct a charge for federal deferred acquisition cost ("DAC") taxes as an explicit percentage of premium at a rate not to exceed 1% of premium.

    In place of the lump sum deductions described above for sales charges and taxes, we may offer optional methods of payment at the time you apply for a Policy.

    Monthly Deduction From Account Value. On the Policy Date and each Monthly Anniversary thereafter, we make a deduction from the Account Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary.

    We will deduct charges on each Monthly Anniversary for:

    .   the administration of your Policy;

    .   the cost of insurance for your Policy; and

    .   the cost associated with mortality and expense risks.

    Administrative Charge. This charge compensates us for administrative expenses associated with the Policy. These expenses relate to premium billing and collection, record keeping, processing claims, loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records, and sending regulatory mailings and responding to Policy Owners' requests. This charge will be no more than $10 per month for all Policy years. We may reduce this charge. The current charge is $7.00 per month. There may be an additional monthly administrative charge during the first Policy year and the 12 months after an increase in Face Amount per Insured. This additional charge will not exceed $25 a month per Insured.

    Cost of Insurance Charge. This charge compensates us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from month to month. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the Net Amount at Risk under the Policy on that Monthly Anniversary.

DEDUCTIONS AND MONEY MARKET SUBACCOUNT

During periods of low short-term interest rates, and in part due to deductions that are assessed as frequently as daily, the yield of the Money Market subaccount may become extremely low and possibly negative. If the daily dividends paid by the underlying Fund for the Money Market subaccount are less than the deductions, the Money Market subaccount's unit value will decrease. In the case of negative yields, your accumulation value in the Money Market subaccount will lose value.

NET AMOUNT AT RISK

    The Net Amount at Risk is calculated as (a) minus (b) where:

    (a) is the current death benefit at the beginning of the Policy month divided by 1.0032737; and

    (b) is the current total Account Value.

    However, if the death benefit is a percentage of the Account Value of the Policy, then the Net Amount at Risk is the death benefit minus the amount in the Account Value of the Policy at that time.

    Rate Classes for Insureds. We currently rate Insureds in one of following basic rate classifications based on our underwriting:

    .   nonsmoker

    .   smoker

    .   substandard for those involving a higher mortality risk

    At our discretion we may offer this Policy on a guaranteed issue basis.

    We place the Insured in a rate class when we issue the Policy based on our underwriting determination. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has a lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has a higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

    If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

    In order to maintain the Policy in compliance with Section 7702 of the Code, under certain circumstances an increase in Account Value will cause an automatic increase in the Life Insurance Proceeds. The Attained Age and rate class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

    The guaranteed cost of insurance charges at any given time for a substandard Policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the Policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

    Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

    Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker rate class are generally lower than rates for an Insured of the same age and sex in a smoker rate class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker rate class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard rate class.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

    Mortality tables for the Policy generally distinguish between males and females. Thus, premiums and benefits under the Policy covering males and females of the same age will generally differ.

    We will, however, issue the Policy based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

DEDUCTION FROM VARIABLE ACCOUNT ASSETS

    Mortality and Expense Risk Charge. We deduct a mortality and expense risk fee from your Account Value in the subaccounts for assuming certain mortality and expense risks under the Policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. The current charge is at an annual effective rate of 0.65% of net assets for Policy years one through four, 0.20% for years five through twenty, and 0.15% thereafter. The guaranteed charge is at an annual effective rate of 1.00% of Variable Account assets. Although, we may increase or decrease the charge at our sole discretion, it is guaranteed not to exceed an annual effective rate of 1.00% of your Account Value in the subaccounts for the duration of your Policy.

    The mortality risk we assume is that the Insured under a Policy may die sooner than anticipated, and therefore we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all policies and the

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Variable Account will exceed the amounts realized from the administrative charges assessed against all policies. AGL of Delaware receives this charge to pay for these mortality and expense risks.

DEDUCTIONS UPON POLICY TRANSACTIONS

    Transfer Charge. We will charge a $25 transfer charge on any transfer of Account Value among the subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each Policy year. If the charge is imposed, we will deduct it from the amount requested to be transferred before allocation to the new subaccount(s) and shown in the confirmation of the transaction. AGL of Delaware receives this charge to help pay for the expense of making the requested transfer.

    Surrender Charge. If the Policy is surrendered or there is a decrease in Face Amount during the first 14 Policy years, we may deduct a surrender charge based on the initial Face Amount. If a Policy is surrendered or there is a decrease in Face Amount within 14 years after an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid. AGL of Delaware receives this charge to help recover sales expenses.

    Surrender Charge Calculation. In general, the surrender charge is based on the premiums you pay. The Surrender Charge will be no greater than the product of (a) times (b) times (c) where:

    (a) is equal to the Face Amount divided by $1,000;

    (b) is equal to a surrender charge factor per $1,000 based on the Insured's age, sex and underwriting class; and

    (c) is a factor based on the Policy year when the surrender occurs as described in the following table:

                              POLICY YEAR  FACTOR
                              -----------  ------
                                  1         100%
                                  2         100%
                                  3         100%
                                  4         100%
                                  5         100%
                                  6         90%
                                  7         80%
                                  8         70%
                                  9         60%
                                 10         50%
                                 11         40%
                                 12         30%
                                 13         20%
                                 14         10%
                                 15+         0%

    A table of the maximum initial surrender charge factors per $1,000 of Face Amount is shown in Appendix A. We reserve the right to charge less than the maximum amount, no amount at all, or even a negative amount which would have the effect of increasing the Policy's Cash Surrender Value.

    Surrender Charge Based On An Increase Or Decrease In Face Amount. An increase in Face Amount of the Policy may result in an additional surrender charge during the 14 Policy years immediately following the increase. The additional surrender charge period will begin on the effective date of the increase. If the Face Amount of the Policy is reduced before the end of the 14th Policy year or within 14 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. They will then be applied to prior increases in Face Amount of the Policy in the reverse order in which such increases took place, and then to the initial Face Amount of the Policy.

    Partial Surrender Charge. We may deduct a partial surrender charge:

    .   upon a partial surrender; and

    .   if you decrease your Policy's Face Amount.

    We deduct the partial surrender charge from the subaccounts or the Guaranteed Account in the same proportion as we deduct the amounts for your partial surrender.

    Partial Surrender Charge Due to Decrease in Face Amount. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

    Partial Surrender Processing Fee. We reserve the right to deduct an administrative processing fee upon a partial surrender of up to $25 or 2% of amount surrendered, whichever is less in order to help pay for the expense of making a partial surrender. The current charge is $0.

    Discount Purchase Programs. The amount of the surrender charge and other charges under the Policy may be reduced or eliminated when sales of the Policy are made to individuals or to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by our officers, directors and employees, those of an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the Policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the Policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

                            OTHER POLICY PROVISIONS

RIGHT TO EXCHANGE

    You may exchange this Policy to a flexible premium fixed benefit life insurance Policy on the life of the Insured without evidence of insurability. This exchange may be made:

    .   within 24 months after the Issue Date while the Policy is in force; or

    .   within 24 months of any increase in Face Amount of the Policy; or

    . within 60 days of the effective date of a material change in the investment Policy of a subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, we will notify you and give you information on the options available.

    When an exchange is requested, we accomplish the exchange by transferring all of the Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Account Value must remain in the Guaranteed Account for the remaining life of the new Policy. The Face Amount in effect at the time of the exchange will remain unchanged. The effective date, Issue Date and issue age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.

MORE ABOUT POLICY CHARGES

    Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

    . mortality risks (such as the risk that Insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

    . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

    . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

    . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

    The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the Insured person dies.

    General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

    Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

    AGL of Delaware may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your AGL of Delaware representative about our other policies.

ACCOUNT VALUE

    Your Account Value. From each premium payment you make, we deduct the charges that we describe on page 41 under "Deductions from Premium." We invest the rest in one or more of the available investment options listed on page 19 of this prospectus, as well as the Guaranteed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "Account Value."

    Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the

Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 41 under "Charges Under the Policy."

    You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL of Delaware representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown under "Contact Information" on page 5 of this prospectus).

    The Guaranteed Account. The Guaranteed Account is an account within the general account of the company. Our general account assets are used to support our insurance and annuity obligations other than those funded by Variable Accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

    We have not registered interests in the Guaranteed Account under the Securities Act of 1933 or as an investment company under the Investment Company Act of 1940.

    The staff of the SEC has not reviewed our disclosure on the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

                        POLICY LAPSE AND REINSTATEMENT

REINSTATEMENT

    If the Policy has ended without value, you may reinstate Policy benefits while the Insured is alive if you:

    . Request reinstatement of Policy benefits within three years (unless otherwise specified by state law) from the end of the Grace Period;

    .   Provide evidence of insurability satisfactory to us;

    . Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for three months, calculated from the effective date of reinstatement; and
        (iii) the premium expense charge and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your Account Value; and

    .   Repay or reinstate any loan which existed on the date the Policy ended.

    The effective date of the reinstatement of Policy benefits will be the next Monthly Anniversary which coincides with or next follows the date we approve your request. From the required payment we will deduct the premium expenses. The Account Value, loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the Policy lapsed.

    We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Account Value as of the effective date of reinstatement. No other charges will accrue for this period.

                       FEDERAL INCOME TAX CONSIDERATIONS

    The following summarizes the current federal income tax law that applies to life insurance in general. This summary does not cover all situations. This summary is based upon our understanding of the current federal income tax laws and current interpretations by the Internal Revenue Service. We cannot predict whether the Internal Revenue Code (the "Code") will change. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

TAX STATUS OF THE POLICY

    A Policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the Policy meets the definition of a life insurance contract under Section 7702 of the Code at issue. You bear the risk that the Policy may not meet the definition of a life insurance contract. You should consult your own tax adviser to discuss these risks.

AGL OF DELAWARE

    We are taxed as a life insurance company under the Code. For federal tax purposes, the Variable Account and its operations are considered to be part of our operations and are not taxed separately.

DIVERSIFICATION AND INVESTOR CONTROL

    Under Section 817(h) of the code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Variable Account II, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we have entered into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

    The Treasury Department issued only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Variable Account II may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Variable Account II, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL of Delaware, and not the owner of a Policy, would be considered the owner of the assets of Variable Account II. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

TAX TREATMENT OF THE POLICY

    Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department has not issued final regulations so that the extent of the official guidance as to how
Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

    With respect to a Policy issued on the basis of a standard rate class, we believe that such a Policy should meet the Section 7702 definition of a life insurance contract.

    With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in Section 7702. Thus, it is not clear that such a Policy would satisfy Section 7702, particularly if you pay the full amount of premiums permitted under the Policy.

    If subsequent guidance issued under Section 7702 leads us to conclude that a Policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the Policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict Policy transactions if we determine such action to be necessary to qualify the Policy as a life insurance contract under Section 7702.

    As of January 1, 2009 all new life insurance policies are required to use the updated 2001 CSO tables for Internal Revenue Code 7702 and 7702A compliance. If no non-contractual changes are made to the Policy, the maximum guaranteed cost of insurance rates for this policy will remain based on the 1980 Commissioners' Standard Ordinary mortality and morbidity tables.

TAX TREATMENT OF POLICY BENEFITS IN GENERAL

    This discussion assumes that each Policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The Life Insurance Proceeds under the Policy should generally be excluded from the taxable gross income of the Beneficiary. In addition, the increases in a Policy's Account Value should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender or lapse with loan.

PRE-DEATH DISTRIBUTION-

    The tax treatment of any distribution you receive before the Insured's death depends on whether the Policy is classified as a modified endowment contract.

POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

    . If you surrender the Policy or allow it to lapse, you will not be taxed except to the extent the amount you receive is in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Net Cash Surrender Value used to repay Policy debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

    . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy years, all or a portion of a withdrawal may be taxed if the cash value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

    . Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

    . The rules change if the Policy is classified as a modified endowment contract ("MEC"). The Policy could be classified as a MEC if premiums substantially in excess of scheduled premiums are paid or a decrease in the Face Amount of insurance is made. An increase in the Face Amount of insurance may also cause the Policy to be classified as a MEC. The rules on whether a Policy will be treated as a MEC are very complex and cannot be fully described in this summary. You should consult a qualified tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC. We will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a MEC.

    . If the Policy is classified as a MEC, then amounts you receive under the Policy before the Insured's death, including loans and withdrawals, are included in income to the extent that the cash value before surrender charges exceeds the premiums paid for the Policy, increased by the amount of any loans previously included in income, and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a MEC is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Policy became a MEC.

    . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the Policies owned by businesses.

    . All MECs issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.

INTEREST ON LOANS

    Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business owners from deducting premium payments.)

POLICY EXCHANGES AND MODIFICATIONS

    Depending on the circumstances, the exchange of a Policy, a change in the death benefit option, a loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Policy may have adverse federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary. You should consult your own competent, professional tax advisor if you have any questions.

WITHHOLDING

    We are required to withhold federal income taxes on the taxable portion of any amounts received under the Policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number on the appropriate forms. Special withholding rules apply to payments made to non-resident aliens.

    You are liable for payment of federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS

    Prior to purchase of a Policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

POSSIBLE CHARGE FOR AGL OF DELAWARE'S TAXES

    At the present time, we do not deduct any charges for any federal, state, or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the Policy.

                               LEGAL PROCEEDINGS

    AGL of Delaware is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit recovery of damages in excess of the maximum amount of policy benefits available. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL of Delaware and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. Based upon information presently available, AGL of Delaware believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits, proceedings and regulatory exams or inquiries will not have a material adverse effect on AGL of Delaware's results of operations, cash flows and financial position.

                             FINANCIAL STATEMENTS

    The Financial Statements of AGL of Delaware, the Variable Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial

Statements if you write us at our Administrative Center, which is located at 405 King Street, 4th Floor, Wilmington, Delaware, 19801 or call us at 1-302-575-5245. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

                            REGISTRATION STATEMENTS

    Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Variable Account, AGL of Delaware and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

                      INDEX OF SPECIAL WORDS AND PHRASES

We have capitalized some special terms we use in this document. We have defined these terms here.

Account Value. The total amount in the Variable Account and Guaranteed Account attributable to your Policy.

Administrative Center. 405 King Street, 4th Floor, Wilmington, Delaware 19801.

Attained Age. The Insured's age as of the Policy Date plus the number of completed Policy years since the Policy Date.

Beneficiary. The person(s) who is entitled to the Life Insurance Proceeds under the Policy.

Cash Surrender Value. Account Value less any applicable surrender charge that would be deducted upon surrender.

Code. The Internal Revenue Code of 1986, as amended.

Face Amount. The amount of insurance specified by the Owner and the base for calculating the death benefit.

Grace Period. The period of time beginning on a Monthly Anniversary during which the Policy will continue in force even though your Net Cash Surrender Value is less than the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of our assets other than the assets of the Variable Account and any of our other separate investment accounts.

Insured. A person whose life is covered under the Policy. At the time of application, the Insured must be 70 years of age or younger, unless we agree otherwise.

Issue Date. The date the Policy is actually issued. It may be later than the Policy Date.

Life Insurance Proceeds. The amount payable to a Beneficiary if the Insured dies while coverage under the Policy is in force.

Loan Account. The portion of the Account Value held in the Guaranteed Account as collateral for loans.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the Monthly Anniversary is the 29th, 30th, or 31st and a month has no such day, the Monthly Anniversary is deemed to be the last day of that month.

Net Cash Surrender Value. The Cash Surrender Value less any Outstanding Loan.

Net Premium. Any premium paid less any expense charges deducted from the premium payment.

Outstanding Loan. The total amount of Policy loans, including both principal and accrued interest.

Owner. The person who purchased the Policy as shown in the application, unless later changed.

Policy Date. The date as of which we have received the initial premium and an application in good order. If a Policy is issued, life insurance coverage is effective as of the Policy Date.

Valuation Date. Each day the New York Stock Exchange is open for trading.

Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

Variable Account. Variable Account II, a separate investment account of ours.

                                  APPENDIX A

                       MAXIMUM INITIAL SURRENDER CHARGE
                  PER $1,000 OF INITIAL SPECIFIED FACE AMOUNT

                ISSUE AGE  SEX   SMOKER STATUS SURRENDER CHARGE
                --------- ------ ------------- ----------------

                   25      Male    Nonsmoker        $16.00

                   35      Male    Nonsmoker        20.00

                   45      Male    Nonsmoker        26.00

                   55      Male    Nonsmoker        38.00

                   65      Male    Nonsmoker        46.00

                   75      Male    Nonsmoker        44.00

                   25      Male     Smoker          18.00

                   35      Male     Smoker          23.00

                   45      Male     Smoker          32.00

                   55      Male     Smoker          48.00

                   65      Male     Smoker          47.00

                   75      Male     Smoker          46.00

                   25     Female   Nonsmoker        14.00

                   35     Female   Nonsmoker        18.00

                   45     Female   Nonsmoker        23.00

                   55     Female   Nonsmoker        33.00

                   65     Female   Nonsmoker        45.00

                   75     Female   Nonsmoker        44.00

                   25     Female    Smoker          16.00

                   35     Female    Smoker          20.00

                   45     Female    Smoker          26.00

                   55     Female    Smoker          37.00

                   65     Female    Smoker          46.00

                   75     Female    Smoker          44.00

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO]                                                         PRIVACY NOTICE
-------------------------------------------------------------------------------
American General Life Companies knows   .  We have physical, electronic, and
that your privacy is important. You        procedural safeguards in place
have received this notice as required      that were designed to protect
by law and because you are now or may      Nonpublic Personal Information.
be a customer of one of our
companies. This notice will advise      .  We do not share Nonpublic Personal
you of the types of Nonpublic              Information about you except as
Personal Information we collect, how       allowed by law.
we use it, and what we do to protect
your privacy.                           .  We may disclose all types of
                                           Nonpublic Personal Information
"Nonpublic Personal Information"           that we collect, including
refers to personally identifiable          information regarding your
information that is not available to       transactions or experiences with
the public.                                us, when needed, to:

"Employees, Representatives, Agents,      (i) Our Employees, Representatives,
and Selected Third Parties" refers to     Agents, and Selected Third Parties,
individuals or entities who act on        as permitted by law; or
our behalf.
                                          (ii) other organizations with which
..  Our Employees, Representatives,        we have joint marketing agreements
   Agents, and Selected Third Parties     as permitted by law.
   may collect Nonpublic Personal
   Information about you, including     .  The types of companies and persons
   information:                            to whom we may disclose Nonpublic
                                           Personal Information as permitted
    -  Given to us on applications or      by law include: banks; attorneys;
       other forms;                        trustees; third-party
                                           administrators; insurance agents;
    -  About transactions with us,         insurance companies; insurance
       our affiliates, or third            support organizations; credit
       parties;                            reporting agencies; registered
                                           broker- dealers; auditors;
    -  From others, such as credit         regulators; and reinsurers.
       reporting agencies, employers,
       and federal and state agencies.  .  We do not share your Nonpublic
                                           Personal Health Information unless
..  The types of Nonpublic Personal         authorized by you or allowed by
   Information we collect depends on       law.
   the products we offer to you and
   may include your: name; address;     .  Our privacy policy applies, to the
   Social Security Number; account         extent required by law, to our
   balances; income; assets;               agents and representatives when
   insurance premiums; coverage and        they are acting on behalf of
   beneficiaries; credit reports;          American General Life Companies.
   marital status; and payment
   history. We may also collect         .  You will be notified if our
   Nonpublic Personal Health               privacy policy changes.
   Information, such as medical
   reports, to underwrite insurance     .  Our privacy policy applies to
   policies, process claims, or for        current and former customers.
   other related functions.
                                        THIS PRIVACY NOTICE IS PROVIDED FOR
..  We restrict access to Nonpublic      YOUR INFORMATION ONLY. YOU DO NOT
   Personal Information to those        NEED TO CALL OR TAKE ANY ACTION.
   Employees, Representatives,
   Agents, or Selected Third Parties
   who provide products or services
   to you and who have been trained
   to handle Nonpublic Personal
   Information as described in this
   Notice.

..  We have policies and procedures
   that direct our Employees,
   Representatives, Agents and
   Selected Third Parties acting for
   us, on how to protect and use
   Nonpublic Personal Information.
-------------------------------------------------------------------------------

This Privacy Notice is provided on      CALIFORNIA, NEW MEXICO AND VERMONT
behalf of the following companies:      RESIDENTS ONLY:
AGC Life Insurance Company, AIG Life
of Bermuda, Ltd., AIG Premier           Following the law of your state, we
Insurance Company, American General     will not disclose nonpublic personal
Assurance Company, American General     financial information about you to
Equity Services Corporation, American   nonaffiliated third parties (other
General Indemnity Company, American     than as permitted by law) unless you
General Life and Accident Insurance     authorize us to make that disclosure.
Company, American General Life          Your authorization must be in
Insurance Company, American General     writing. If you wish to authorize us
Property Insurance Company, Delaware    to disclose your nonpublic personal
American Life Insurance Company, The    financial information to
United States Life Insurance Company    nonaffiliated third parties, you may
in the City of New York, American       write to us at: American General Life
General Life Insurance Company of       Companies Service Center, P.O. Box
Delaware, American General Life         4373, Houston, Texas 77210-4373.
Insurance of Bermuda, Ltd.
                                        (C) 2011 American International
                                        Group, Inc. All rights reserved.





















                                                          AGLC0375-STF Rev 0111


[LOGO OF AMERICAN GENERAL LIFE COMPANIES]

For additional information about the Executive Advantage Policies and the Variable
Account, you may request a copy of the Statement of Additional Information (the
"SAI"), dated May 2, 2011. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at
405 King Street, 4th Floor, Wilmington, Delaware 19801 or call us at 1-302-575-5245.
You may also obtain the SAI from your AGL of Delaware representative through which the Policies may be purchased. Additional information about the Executive Advantage
Policies, including personalized illustrations of death benefits, cash surrender values, and account values is available without charge to individuals considering purchasing a
Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Variable Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C.
Inquiries on the operations of the Office of Investor Education and Advocacy may be
made by calling the SEC at 1-202-942-8090. Reports and other information about the
Variable Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E.,
Washington, D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
405 King Street, Wilmington, Delaware 19801

EXECUTIVE ADVANTAGE GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Policy Form Number      11GVULD997 (sex distinct)
Endorsement Form Number 13GVUL08 (sex distinct)

Not available in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company of Delaware ("AGL of
Delaware") are its responsibility. AGL of Delaware is responsible for its own financial condition and contractual obligations. American General Life Companies,
www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL of Delaware. AGL of Delaware does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2011. All rights reserved.                                                                ICA File No. 811-04867

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                              VARIABLE ACCOUNT II

                            EXECUTIVE ADVANTAGE(R)

       GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

            405 KING STREET, 4TH FLOOR, WILMINGTON, DELAWARE 19801

                           TELEPHONE: 1-302-575-5245

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 2, 2011

   This Statement of Additional Information ("SAI") is not a prospectus. It should read in conjunction with the prospectus for American General Life Insurance Company of Delaware Variable Account II (the "Separate Account" or "Variable Account II") dated May 2, 2011, describing the Executive Advantage group flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The description of the Policy or Policies in the related prospectus is fully applicable to your certificate and the use of the word "Policy" or "Policies" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company of Delaware ("AGL of Delaware" or "Company") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION...................................................  3

   AGL of Delaware....................................................  3
   Variable Account II................................................  3
   National Union Fire Insurance Company of Pittsburgh, Pa............  3

SERVICES..............................................................  4

DISTRIBUTION OF THE POLICIES..........................................  4

PERFORMANCE INFORMATION...............................................  5

ADDITIONAL INFORMATION ABOUT THE POLICIES.............................  6

       Gender neutral policies........................................  6
       Cost of insurance rates........................................  6
       Special purchase plans.........................................  6
       Underwriting procedures and cost of insurance charges..........  6
       Certain arrangements...........................................  7
   Guaranteed Investment Option.......................................  7
   Adjustments to Death Benefit.......................................  8
       Suicide........................................................  8
       Wrong age or gender............................................  8
       Death during grace period......................................  8

ACTUARIAL EXPERT......................................................  8

MATERIAL CONFLICTS....................................................  8

FINANCIAL STATEMENTS..................................................  9

   Separate Account Financial Statements..............................  9
   AGL of Delaware Financial Statements...............................  9
   National Union Statutory Basis Financial Statements................  9
   American International Group, Inc. Financial Information........... 10

INDEX TO FINANCIAL STATEMENTS......................................... 10

   Variable Account II Financial Statements........................... 10
   AGL of Delaware Financial Statements............................... 10
   National Union Statutory Basis Financial Statements................ 11

                              GENERAL INFORMATION

AGL OF DELAWARE

   Effective in the state of Delaware on December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Prior to this name change, the Policies were issued under the name AIG Life Insurance Company.

   We are American General Life Insurance Company of Delaware ("AGL of Delaware"). AGL of Delaware is a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. AGL of Delaware is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including USL. The commitments under the Contracts are AGL of Delaware's, and American International Group, Inc. has no legal obligation to back those commitments.

VARIABLE ACCOUNT II

   We hold the Fund shares in which any of your accumulation value is invested in Variable Account II. Variable Account II is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on June 5, 1986.

   For record keeping and financial reporting purposes, Variable Account II is divided into 94 separate "divisions," 38 of which are available under the Policies offered by the Policy prospectus as variable "investment options." Eight of these 38 divisions and the remaining 56 divisions are offered under other AGL of Delaware policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Variable Account II are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL of Delaware other than those arising from the Policies. AGL of Delaware is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

   All references in this SAI to National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of AGL of Delaware.

                                   SERVICES

   AGL of Delaware and American International Group, Inc. are parties to a service and expense agreement. Under the service and expense agreement, American International Group, Inc. provides services to AGL of Delaware and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2010, 2009 and 2008, AGL of Delaware paid American International Group, Inc. for these services $1,310,085, $1,201,564 and $1,103,919, respectively.

   In 2003, American General Life Companies, LLC ("AGLC") started paying for almost all of AGL of Delaware's expenses and allocating these charges back to AGL of Delaware. Previously, most of these expenses, such as payroll expenses, were paid by AGL of Delaware directly. AGL of Delaware, AGLC and American International Group, Inc. are parties to a services agreement. AGL of Delaware and AGLC are both wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL of Delaware and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2010, 2009 and 2008, AGL of Delaware paid AGLC for these services $65,099,382, $60,892,128 and $46,017,927, respectively.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of AGL of Delaware, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL of Delaware. AGESC also acts as principal underwriter for AGL of Delaware's other separate accounts and for the separate accounts of certain AGL of Delaware affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

   Commissions may be paid based on premiums paid for Policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

   . 24% of premiums paid in the first Policy year up to the Target Premium and 4% of premiums in excess of the Target Premium;

   . 11% of premiums paid in Policy years 2 through 4 up to the Target Premium and 4% of premiums in excess of the Target Premium;

   . 4% of premiums paid in Policy years 5 through 7 up to the Target Premium and 4% of premiums in excess of the Target Premium;

   . 3% of premiums paid in Policy years 8 through 15 up to the Target Premium and 2% of premiums in excess of the Target Premium;

   . 2% of premiums paid beginning in the 16th Policy year up to the Target Premium and 2% of premiums paid beginning in the 16th Policy year in excess of the Target Premium;

   . Trail commission of 0.20% annual in Policy years 8 through 15, of each Policy's accumulation value (reduced by any outstanding loans); and

   . Trail commission of 0.10% annual beginning in the 16th Policy year, of each Policy's accumulation value (reduced by any outstanding loans).

   Target Premium is the maximum amount of premium to which the first year commission rate applies.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of the Separate Account in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL of Delaware's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this Statement, please see the related prospectus.

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

   Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

   Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

   Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment- related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts will not be paid by the Funds or Policy owners.

GUARANTEED INVESTMENT OPTION

   Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account. Unlike the Separate Account, the assets in the Guaranteed Account may be used to pay any liabilities of AGL of Delaware in addition to those arising from the Policies.

   We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

   All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

   We will deduct any transfers, partial surrenders or any policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

   If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

ADJUSTMENTS TO DEATH BENEFIT

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Wayne A. Barnard, who is Senior Vice President of AGL of Delaware. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL of Delaware, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an investment portfolio changes; or

   . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under

Code Section 401(k). One or more investment portfolio may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account Variable Account II and AGL of Delaware. PwC is also the independent registered public accounting firm of AIG and National Union.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The financial statements of Variable Account II as of December 31, 2010 and for each of the two years in the period ended December 31, 2010 included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL OF DELAWARE FINANCIAL STATEMENTS

   The financial statements of AGL of Delaware as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION STATUTORY BASIS FINANCIAL STATEMENTS

   The statutory financial statements of National Union as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

   On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). The CMA replaces the Support Agreement which was terminated by American International Group, Inc. in accordance with its terms on April 24, 2011.

The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2010, have been so incorporated in reliance upon the report (which contains explanatory paragraphs, referencing (i) the completion of a series of transactions to recapitalize AIG with the Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility
Trust on January 14, 2011 and (ii) the exclusion of Fuji Fire & Marine
Insurance Company from the audit of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   American International Group, Inc. does not underwrite any insurance policy referenced herein.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AGL of Delaware that we include in this SAI as bearing on the ability of AGL of Delaware to meet its obligations under the Policies.

   You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor under a guarantee agreement, to meet its obligations under Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

I.  Variable Account II Financial Statements

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2010
Statement of Operations for the year ended December 31, 2010
Statement of Changes in Net Assets for the years ended December 31, 2010 and 2009, except as indicated
Notes to Financial Statements

II. AGL of Delaware Financial Statements

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2010 and 2009
Statements of Income (Loss) for the years ended December 31, 2010, 2009 and 2008 Statements of Comprehensive Income (Loss) for the years ended December 31,
2010, 2009 and 2008
Statements of Shareholder's Equity for the years ended December 31, 2010, 2009 and 2008
Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008 Notes to Financial Statements

III. National Union Statutory Basis Financial Statements

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2010 and 2009
Statements of Liabilities, Capital and Surplus as of December 31, 2010 and 2009 Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2010, 2009, and 2008
Statements of Cash Flow for the years ended December 31, 2010, 2009, and 2008 Notes to Statutory Basis Financial Statements

[LOGO] American General
       Life Companies










                                                            Variable Account II
                                              Variable Universal Life Insurance









                                                                           2010

                                                                  Annual Report

                                                              December 31, 2010


























                            American General Life Insurance Company of Delaware

[LOGO] PRICEWATERHOUSECOOPERS LLP


                                                     PRICEWATERHOUSECOOPERS LLP
                                                                 1201 LOUISIANA
                                                                     SUITE 2900
                                                          HOUSTON TX 77002-5678
                                                       TELEPHONE (713) 356 4000
                                                       FACSIMILE (713) 356 4717




            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of American General Life Insurance Company of Delaware and Policy Owners of American General Life Insurance Company of Delaware Variable Account II

In our opinion, the accompanying statement of net assets, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note A of American General Life Insurance Company of Delaware Variable Account II at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the management of American General Life Insurance Company of Delaware; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2010 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLC



Houston, Texas
April 29, 2011

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF NET ASSETS
December 31, 2010

                                                                                         Due from (to)
                                                                                        American General
                                                                        Investment       Life Insurance
                                                                      securities - at      Company of
Sub-accounts                                                            fair value          Delaware        Net Assets
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A       $          224,414    $   -         $        224,414
AllianceBernstein Global Thematic Growth Portfolio - Class A                  1,511,100        -                1,511,100
AllianceBernstein Growth and Income Portfolio - Class A                       1,631,911        -                1,631,911
AllianceBernstein Growth Portfolio - Class A                                  1,633,002        -                1,633,002
AllianceBernstein Intermediate Bond Portfolio - Class A                          52,381        1                   52,382
AllianceBernstein Large Cap Growth Portfolio - Class A                          821,746        1                  821,747
AllianceBernstein Money Market Portfolio - Class A                              151,788        1                  151,789
AllianceBernstein Real Estate Investment Portfolio - Class A                    581,317       (1)                 581,316
AllianceBernstein Small Cap Growth Portfolio - Class A                          346,682        1                  346,683
American Century VP Capital Appreciation Fund - Class I                         280,543        -                  280,543
American Century VP Income & Growth Fund - Class I                              169,308        -                  169,308
Anchor Series Trust Asset Allocation Portfolio - Class 1                        315,006        1                  315,007
Anchor Series Trust Capital Appreciation Portfolio - Class 1                  2,978,622        1                2,978,623
Anchor Series Trust Government and Quality Bond Portfolio - Class 1             675,660        -                  675,660
Anchor Series Trust Growth Portfolio - Class 1                                1,110,645        -                1,110,645
Anchor Series Trust Natural Resources Portfolio - Class 1                     1,103,109        -                1,103,109
BlackRock Basic Value V.I. Fund - Class I                                       193,267       (1)                 193,266
Dreyfus Stock Index Fund, Inc. - Initial Shares                               3,472,050        1                3,472,051
Fidelity VIP Asset Manager Portfolio - Initial Class                          1,060,825        -                1,060,825
Fidelity VIP Contrafund Portfolio - Initial Class                             2,605,292       (1)               2,605,291
Fidelity VIP Growth Portfolio - Initial Class                                 2,904,750        1                2,904,751
Fidelity VIP High Income Portfolio - Initial Class                              472,199       (1)                 472,198
Fidelity VIP Index 500 Portfolio - Initial Class                                155,861        -                  155,861
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                    752,697        1                  752,698
Fidelity VIP Money Market Portfolio - Initial Class                           2,341,235        1                2,341,236
Fidelity VIP Overseas Portfolio - Initial Class                                 359,239       (1)                 359,238
Franklin Templeton Templeton Foreign Securities Fund - Class 2                  203,692        -                  203,692
Invesco V.I. Capital Appreciation Fund - Series I                               473,452        -                  473,452
Invesco V.I. International Growth Fund - Series I                               916,566        -                  916,566
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                           96,894        -                   96,894
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                        116,745        -                  116,745
Neuberger Berman AMT Partners Portfolio - Class I                               160,086       (1)                 160,085
Neuberger Berman AMT Short Duration Bond Portfolio - Class I                    147,986        -                  147,986
Oppenheimer Global Securities Fund/VA - Non-Service Shares                      554,648        -                  554,648
Oppenheimer Main Street Fund/VA - Non-Service Shares                            412,157        -                  412,157
PIMCO VIT Real Return Portfolio - Administrative Class                        2,148,147        1                2,148,148
PIMCO VIT Total Return Portfolio - Administrative Class                         242,256        -                  242,256
SunAmerica Aggressive Growth Portfolio - Class 1                              1,527,625       (1)               1,527,624
SunAmerica Alliance Growth Portfolio - Class 1                                3,179,878        -                3,179,878
SunAmerica Balanced Portfolio - Class 1                                         825,287        -                  825,287
SunAmerica Blue Chip Growth Portfolio - Class 1                                  80,244        1                   80,245
SunAmerica Capital Growth Portfolio - Class 1                                    30,596       (1)                  30,595
SunAmerica Cash Management Portfolio - Class 1                                1,389,655        1                1,389,656
SunAmerica Corporate Bond Portfolio - Class 1                                   343,723        -                  343,723
SunAmerica Davis Venture Value Portfolio - Class 1                            1,767,696        -                1,767,696
SunAmerica "Dogs" of Wall Street Portfolio - Class 1                            216,672        -                  216,672
SunAmerica Emerging Markets Portfolio - Class 1                               1,253,274       (1)               1,253,273
SunAmerica Equity Opportunities Portfolio - Class 1                             319,958        -                  319,958
SunAmerica Fundamental Growth Portfolio - Class 1                               831,184       (1)                 831,183
SunAmerica Global Bond Portfolio - Class 1                                      416,616        -                  416,616

                            See accompanying notes.

                                   VA II - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF NET ASSETS - CONTINUED
December 31, 2010

                                                                                     Due from (to)
                                                                                    American General
                                                                     Investment      Life Insurance
                                                                   securities - at     Company of
Sub-accounts                                                         fair value         Delaware        Net Assets
---------------------------------------------------------------------------------------------------------------------
SunAmerica Global Equities Portfolio - Class 1                     $        483,612    $   1         $        483,613
SunAmerica Growth Opportunities Portfolio - Class 1                          93,459        -                   93,459
SunAmerica Growth-Income Portfolio - Class 1                              1,870,041        -                1,870,041
SunAmerica High-Yield Bond Portfolio - Class 1                              214,895        -                  214,895
SunAmerica International Diversified Equities Portfolio - Class 1           558,999        1                  559,000
SunAmerica International Growth and Income Portfolio - Class 1              721,882        -                  721,882
SunAmerica Marsico Focused Growth Portfolio - Class 1                       606,921        -                  606,921
SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1            465,519        -                  465,519
SunAmerica MFS Total Return Portfolio - Class 1                             790,561        -                  790,561
SunAmerica Mid-Cap Growth Portfolio - Class 1                             2,340,092        -                2,340,092
SunAmerica Real Estate Portfolio - Class 1                                  546,535       (1)                 546,534
SunAmerica Technology Portfolio - Class 1                                   114,501        -                  114,501
SunAmerica Telecom Utility Portfolio - Class 1                              348,113        -                  348,113
SunAmerica Total Return Bond Portfolio - Class 1                             95,608        1                   95,609
UIF Mid Cap Growth Portfolio - Class I Shares                               206,169        -                  206,169
VALIC Company I International Equities Fund                               1,145,481       (1)               1,145,480
VALIC Company I Small Cap Index Fund                                        486,486       (1)                 486,485
Van Eck VIP Emerging Markets Fund - Initial Class                           429,254        -                  429,254
Van Eck VIP Global Hard Assets Fund - Initial Class                         333,860        -                  333,860
Vanguard VIF Total Bond Market Index Portfolio                              166,561       (1)                 166,560

                            See accompanying notes.

                                   VA II - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

                                 A           B          A+B=C          D             E               F            C+D+E+F

                                       Mortality and                                           Net change in      Increase
                             Dividends  expense risk     Net      Net realized Capital gain     unrealized     (decrease) in
                               from         and       investment  gain (loss)  distributions   appreciation      net assets
                              mutual   administrative   income         on       from mutual  (depreciation) of resulting from
Sub-accounts                   funds      charges       (loss)    investments      funds        investments      operations
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Balanced Wealth
  Strategy Portfolio -
  Class A                    $   6,928  $   (2,185)   $     4,743 $      1,169  $         -    $     14,543     $     20,455
AllianceBernstein Global
  Thematic Growth
  Portfolio - Class A           29,884     (11,856)        18,028       37,571            -         175,879          231,478
AllianceBernstein Growth
  and Income Portfolio -
  Class A                            -     (13,048)      (13,048)    (117,980)            -         311,813          180,785
AllianceBernstein Growth
  Portfolio - Class A            4,277     (13,849)       (9,572)       77,406            -         136,290          204,124
AllianceBernstein
  Intermediate Bond
  Portfolio - Class A            2,518        (430)         2,088          300            -           1,155            3,543
AllianceBernstein Large
  Cap Growth Portfolio -
  Class A                        3,596      (6,224)       (2,628)       10,846            -          61,732           69,950
AllianceBernstein Money
  Market Portfolio -
  Class A                           14      (1,253)       (1,239)            -            -               -          (1,239)
AllianceBernstein Real
  Estate Investment
  Portfolio - Class A            7,154      (3,933)         3,221     (72,283)            -         187,521          118,459
AllianceBernstein Small
  Cap Growth Portfolio -
  Class A                            -      (2,697)       (2,697)        1,346            -          98,907           97,556
American Century VP
  Capital Appreciation
  Fund - Class I                     -      (1,450)       (1,450)        3,262            -          61,307           63,119
American Century VP
  Income & Growth Fund
  - Class I                      2,504      (1,227)         1,277     (14,738)            -          33,612           20,151
Anchor Series Trust Asset
  Allocation Portfolio -
  Class 1                        8,055      (2,307)         5,748     (22,350)            -          54,030           37,428
Anchor Series Trust
  Capital Appreciation
  Portfolio - Class 1            3,382     (19,683)      (16,301)     (36,528)            -         583,198          530,369
Anchor Series Trust
  Government and
  Quality Bond Portfolio
  - Class 1                     30,530      (5,629)        24,901        6,627            -           (612)           30,916
Anchor Series Trust
  Growth Portfolio -
  Class 1                        7,127      (7,783)         (656)     (84,415)            -         212,375          127,304
Anchor Series Trust
  Natural Resources
  Portfolio - Class 1            8,925      (7,251)         1,674    (128,951)       64,234         215,282          152,239
BlackRock Basic Value
  V.I. Fund - Class I            2,931        (352)         2,579      (1,649)            -          20,680           21,610
Dreyfus Stock Index
  Fund, Inc. - Initial
  Shares                        58,015     (27,475)        30,540       40,877            -         347,487          418,904
Fidelity VIP Asset
  Manager Portfolio -
  Initial Class                 17,076      (8,503)         8,573     (10,603)        5,155         122,406          125,531
Fidelity VIP Contrafund
  Portfolio - Initial Class     30,032     (17,725)        12,307    (421,318)        1,081         769,994          362,064
Fidelity VIP Growth
  Portfolio - Initial Class      7,181     (22,182)      (15,001)        8,736        8,730         557,497          559,962
Fidelity VIP High Income
  Portfolio - Initial Class     35,151      (4,328)        30,823     (20,908)            -          52,651           62,566
Fidelity VIP Index 500
  Portfolio - Initial Class      2,818        (282)         2,536      (1,290)        2,615          16,271           20,132
Fidelity VIP Investment
  Grade Bond Portfolio -
  Initial Class                 27,693      (7,904)        19,789       18,894        8,387          17,285           64,355
Fidelity VIP Money
  Market Portfolio -
  Initial Class                  4,035     (18,124)      (14,089)            -        1,474               -         (12,615)
Fidelity VIP Overseas
  Portfolio - Initial Class      4,586      (3,560)         1,026     (75,899)          625         124,905           50,657
Franklin Templeton
  Templeton Foreign
  Securities Fund -
  Class 2                        3,495        (373)         3,122        (513)            -          12,714           15,323
Franklin Templeton
  Templeton Global
  Asset Allocation Fund -
  Class 1                       25,016      (1,157)        23,859    (228,017)       37,082         183,492           16,416
Invesco V.I. Capital
  Appreciation Fund -
  Series I                       3,218      (3,600)         (382)        6,903            -          53,106           59,627
Invesco V.I. International
  Growth Fund -
  Series I                      20,098      (7,321)        12,777       41,692            -          48,472          102,941
JPMorgan Insurance Trust
  Core Bond Portfolio -
  Class 1                        3,547        (726)         2,821        2,308            -           2,699            7,828
JPMorgan Insurance Trust
  U.S. Equity Portfolio -
  Class 1                          957        (802)           155        2,902            -          10,056           13,113
Neuberger Berman AMT
  Partners Portfolio -
  Class I                        1,052      (1,099)          (47)        7,395            -          14,143           21,491
Neuberger Berman AMT
  Short Duration Bond
  Portfolio - Class I            7,723      (1,014)         6,709      (1,606)            -             932            6,035
Oppenheimer Global
  Securities Fund/VA -
  Non-Service Shares             7,667      (3,801)         3,866      (7,366)            -          78,985           75,485
Oppenheimer Main Street
  Fund/VA - Non-Service
  Shares                         5,076      (3,112)         1,964     (17,779)            -          70,005           54,190
PIMCO VIT Real Return
  Portfolio -
  Administrative Class          33,299      (4,991)        28,308       25,308       18,677         104,897          177,190
PIMCO VIT Total Return
  Portfolio -
  Administrative Class           5,760        (477)         5,283          496        7,142           5,008           17,929
SunAmerica Aggressive
  Growth Portfolio -
  Class 1                            -     (10,070)      (10,070)       27,211            -         242,771          259,912
SunAmerica Alliance
  Growth Portfolio -
  Class 1                       24,759     (22,128)         2,631      102,275            -         161,330          266,236
SunAmerica Balanced
  Portfolio - Class 1           15,606      (6,282)         9,324      (5,211)            -          80,903           85,016
SunAmerica Blue Chip
  Growth Portfolio -
  Class 1                          205        (530)         (325)      (1,703)            -          10,237            8,209
SunAmerica Capital
  Growth Portfolio -
  Class 1                            -        (298)         (298)          839            -             536            1,077
SunAmerica Cash
  Management Portfolio -
  Class 1                            -     (13,158)      (13,158)     (30,344)            -          26,255         (17,247)
SunAmerica Corporate
  Bond Portfolio -
  Class 1                       27,202      (3,123)        24,079       18,787            -         (3,181)           39,685
SunAmerica Davis
  Venture Value Portfolio
  - Class 1                     12,125     (12,155)          (30)    (186,176)            -         361,061          174,855
SunAmerica "Dogs" of
  Wall Street Portfolio -
  Class 1                        5,530      (1,417)         4,113     (13,151)            -          37,462           28,424
SunAmerica Emerging
  Markets Portfolio -
  Class 1                       15,921      (8,332)         7,589    (207,556)            -         385,387          185,420

                            See accompanying notes.

                                   VA II - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF OPERATIONS - CONTINUED
For the Year Ended December 31, 2010

                                   A           B          A+B=C          D             E               F            C+D+E+F

                                         Mortality and                                           Net change in      Increase
                               Dividends  expense risk     Net      Net realized Capital gain     unrealized     (decrease) in
                                 from         and       investment  gain (loss)  distributions   appreciation      net assets
                                mutual   administrative   income         on       from mutual  (depreciation) of resulting from
Sub-accounts                     funds      charges       (loss)    investments      funds        investments      operations
-------------------------------------------------------------------------------------------------------------------------------
SunAmerica Equity
  Opportunities Portfolio -
  Class 1                      $   2,053  $   (2,143)   $      (90) $  (44,963)   $        -     $     88,629     $     43,576
SunAmerica Fundamental
  Growth Portfolio -
  Class 1                              -      (5,608)       (5,608)         706            -          118,802          113,900
SunAmerica Global Bond
  Portfolio - Class 1             18,154      (3,183)        14,971       2,797        7,972          (2,786)           22,954
SunAmerica Global Equities
  Portfolio - Class 1              7,645      (3,275)         4,370     (3,347)            -           56,627           57,650
SunAmerica Growth
  Opportunities Portfolio -
  Class 1                              -        (463)         (463)     (4,732)            -           18,169           12,974
SunAmerica Growth-Income
  Portfolio - Class 1             16,249     (12,338)         3,911    (45,400)            -          227,003          185,514
SunAmerica High-Yield
  Bond Portfolio -
  Class 1                         27,370      (2,075)        25,295    (30,547)            -           41,606           36,354
SunAmerica International
  Diversified Equities
  Portfolio - Class 1             19,875      (3,784)        16,091       9,961            -            6,237           32,289
SunAmerica International
  Growth and Income
  Portfolio - Class 1             27,851      (5,100)        22,751    (84,740)            -          100,744           38,755
SunAmerica Marsico
  Focused Growth Portfolio
  - Class 1                        2,270      (4,120)       (1,850)    (24,983)            -          117,253           90,420
SunAmerica MFS
  Massachusetts Investors
  Trust Portfolio -
  Class 1                          4,206      (3,276)           930      10,826            -           31,314           43,070
SunAmerica MFS Total
  Return Portfolio -
  Class 1                         26,375      (6,646)        19,729    (71,482)            -          130,207           78,454
SunAmerica Mid-Cap
  Growth Portfolio -
  Class 1                              -     (14,610)      (14,610)      44,764            -          419,311          449,465
SunAmerica Real Estate
  Portfolio - Class 1              8,775      (3,410)         5,365    (71,875)            -          144,346           77,836
SunAmerica Technology
  Portfolio - Class 1                  -        (752)         (752)     (1,981)            -           21,730           18,997
SunAmerica Telecom Utility
  Portfolio - Class 1              8,970      (2,256)         6,714         502            -           31,073           38,289
SunAmerica Total Return
  Bond Portfolio -
  Class 1                          1,465        (440)         1,025       1,943            -              558            3,526
UIF Mid Cap Growth
  Portfolio - Class I Shares           -      (1,306)       (1,306)    (12,224)            -           90,632           77,102
VALIC Company I
  International Equities
  Fund                            26,240      (6,182)        20,058   (768,003)            -          740,109          (7,836)
VALIC Company I Small
  Cap Index Fund                   3,928      (1,624)         2,304   (203,282)            -          298,989           98,011
Van Eck VIP Emerging
  Markets Fund - Initial
  Class                            1,969      (3,196)       (1,227)    (30,845)            -          118,331           86,259
Van Eck VIP Global Hard
  Assets Fund - Initial Class      1,663      (3,235)       (1,572)      12,379            -           47,349           58,156
Vanguard VIF Total Bond
  Market Index Portfolio           5,832        (330)         5,502         155          284            4,044            9,985

                            See accompanying notes.

                                   VA II - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2010 and 2009

                                                                   Sub-accounts
                                    -------------------------------------------------------------------------
                                    AllianceBernstein  AllianceBernstein  AllianceBernstein AllianceBernstein
                                     Balanced Wealth    Global Thematic   Growth and Income Growth Portfolio -
                                    Strategy Portfolio Growth Portfolio -    Portfolio -         Class A
                                            -               Class A            Class A
                                         Class A

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $      4,743      $       18,028    $      (13,048)    $       (9,572)
  Net realized gain (loss) on
   investments                                1,169              37,571          (117,980)            77,406
  Capital gain distributions from
   mutual funds                                   -                   -                 -                  -
  Net change in unrealized
   appreciation (depreciation) of
   investments                               14,543             175,879           311,813            136,290
                                       ------------      --------------    --------------     --------------
Increase (decrease) in net assets
  resulting from operations                  20,455             231,478           180,785            204,124
                                       ------------      --------------    --------------     --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                        (13,809)            100,257            98,974            151,412
  Cost of insurance                         (28,400)           (129,606)         (168,217)          (161,318)
  Policy loans                              (22,515)             (8,535)          (34,886)            (8,671)
  Death benefits                                  -             (17,459)           (2,882)           (21,815)
  Withdrawals                                  (452)            (82,995)          (96,465)          (130,186)
                                       ------------      --------------    --------------     --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (65,176)           (138,338)         (203,476)          (170,578)
                                       ------------      --------------    --------------     --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    (44,721)             93,140           (22,691)            33,546

NET ASSETS:
  Beginning of year                         269,135           1,417,960         1,654,602          1,599,456
                                       ------------      --------------    --------------     --------------
  End of year                          $    224,414      $    1,511,100    $    1,631,911     $    1,633,002
                                       ============      ==============    ==============     ==============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $         39      $      (10,222)   $       50,615     $      (12,903)
  Net realized gain (loss) on
   investments                               (3,881)             31,534          (172,589)          (214,111)
  Capital gain distributions from
   mutual funds                                   -                   -                 -                  -
  Net change in unrealized
   appreciation (depreciation) of
   investments                               39,061             476,926           389,346            623,910
                                       ------------      --------------    --------------     --------------
Increase (decrease) in net assets
  resulting from operations                  35,219             498,238           267,372            396,896
                                       ------------      --------------    --------------     --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                        129,188             114,759           143,898            109,378
  Cost of insurance                         (18,079)           (125,263)         (180,917)          (168,190)
  Policy loans                                  416             (23,740)         (103,717)           (60,372)
  Death benefits                                  -              (6,472)          (10,139)           (12,804)
  Withdrawals                               (20,474)            (66,309)         (145,735)          (121,423)
                                       ------------      --------------    --------------     --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               91,051            (107,025)         (296,610)          (253,411)
                                       ------------      --------------    --------------     --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    126,270             391,213           (29,238)           143,485

NET ASSETS:
  Beginning of year                         142,865           1,026,747         1,683,840          1,455,971
                                       ------------      --------------    --------------     --------------
  End of year                          $    269,135      $    1,417,960    $    1,654,602     $    1,599,456
                                       ============      ==============    ==============     ==============

                            See accompanying notes.

                                   VA II - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                   Sub-accounts
                                    -------------------------------------------------------------------------
                                    AllianceBernstein AllianceBernstein AllianceBernstein  AllianceBernstein
                                      Intermediate        Large Cap       Money Market        Real Estate
                                    Bond Portfolio -  Growth Portfolio  Portfolio - Class Investment Portfolio
                                         Class A          - Class A             A              - Class A

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $     2,088      $     (2,628)     $     (1,239)      $       3,221
  Net realized gain (loss) on
   investments                                 300            10,846                 -             (72,283)
  Capital gain distributions from
   mutual funds                                  -                 -                 -                   -
  Net change in unrealized
   appreciation (depreciation) of
   investments                               1,155            61,732                 -             187,521
                                       -----------      ------------      ------------       -------------
Increase (decrease) in net assets
  resulting from operations                  3,543            69,950            (1,239)            118,459
                                       -----------      ------------      ------------       -------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                        10,909            89,999           320,857              50,426
  Cost of insurance                         (5,281)          (68,798)          (22,500)            (25,453)
  Policy loans                                  42            (2,441)         (166,888)               (172)
  Death benefits                                 -            (1,528)                -                (301)
  Withdrawals                                    -           (26,191)                -             (26,307)
                                       -----------      ------------      ------------       -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               5,670            (8,959)          131,469              (1,807)
                                       -----------      ------------      ------------       -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     9,213            60,991           130,230             116,652

NET ASSETS:
  Beginning of year                         43,169           760,756            21,559             464,664
                                       -----------      ------------      ------------       -------------
  End of year                          $    52,382      $    821,747      $    151,789       $     581,316
                                       ===========      ============      ============       =============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $     1,148      $     (4,513)     $       (356)      $       8,252
  Net realized gain (loss) on
   investments                                (201)            7,423                 -            (158,446)
  Capital gain distributions from
   mutual funds                                  -                 -                 -               8,038
  Net change in unrealized
   appreciation (depreciation) of
   investments                               5,855           206,651                 -             241,623
                                       -----------      ------------      ------------       -------------
Increase (decrease) in net assets
  resulting from operations                  6,802           209,561              (356)             99,467
                                       -----------      ------------      ------------       -------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                         3,173            81,954                 -              13,412
  Cost of insurance                         (4,897)          (69,223)          (13,572)            (22,199)
  Policy loans                              (1,951)           (9,162)          (38,571)             (6,833)
  Death benefits                                 -            (2,707)                -                   -
  Withdrawals                               (5,355)          (73,138)                -             (39,514)
                                       -----------      ------------      ------------       -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (9,030)          (72,276)          (52,143)            (55,134)
                                       -----------      ------------      ------------       -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    (2,228)          137,285           (52,499)             44,333

NET ASSETS:
  Beginning of year                         45,397           623,471            74,058             420,331
                                       -----------      ------------      ------------       -------------
  End of year                          $    43,169      $    760,756      $     21,559       $     464,664
                                       ===========      ============      ============       =============

                            See accompanying notes.

                                   VA II - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                  Sub-accounts
                                    ------------------------------------------------------------------------
                                     AllianceBernstein   AllianceBernstein  American Century American Century
                                     Small Cap Growth     Utility Income       VP Capital      VP Income &
                                    Portfolio - Class A Portfolio - Class A   Appreciation    Growth Fund -
                                                                             Fund - Class I      Class I

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $      (2,697)     $            -     $       (1,450)  $        1,277
  Net realized gain (loss) on
   investments                                 1,346                   -              3,262          (14,738)
  Capital gain distributions from
   mutual funds                                    -                   -                  -                -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                98,907                   -             61,307           33,612
                                       -------------      --------------     --------------   --------------
Increase (decrease) in net assets
  resulting from operations                   97,556                   -             63,119           20,151
                                       -------------      --------------     --------------   --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                          18,632                   -            117,100            8,094
  Cost of insurance                          (16,656)                  -            (11,196)         (12,233)
  Policy loans                                 9,419                   -             (1,455)          (1,261)
  Death benefits                             (13,506)                  -                  -                -
  Withdrawals                                (33,035)                  -            (21,710)         (10,345)
                                       -------------      --------------     --------------   --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (35,146)                  -             82,739          (15,745)
                                       -------------      --------------     --------------   --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      62,410                   -            145,858            4,406

NET ASSETS:
  Beginning of year                          284,273                   -            134,685          164,902
                                       -------------      --------------     --------------   --------------
  End of year                          $     346,683      $            -     $      280,543   $      169,308
                                       =============      ==============     ==============   ==============
For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $      (2,251)     $        7,898     $          (34)  $        5,695
  Net realized gain (loss) on
   investments                               (28,787)            (75,223)               688          (21,615)
  Capital gain distributions from
   mutual funds                                    -                   -                  -                -
  Net change in unrealized
   appreciation (depreciation) of
   investments                               115,678              80,549             31,273           37,310
                                       -------------      --------------     --------------   --------------
Increase (decrease) in net assets
  resulting from operations                   84,640              13,224             31,927           21,390
                                       -------------      --------------     --------------   --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                            (517)           (190,632)            40,049           11,474
  Cost of insurance                          (17,754)            (12,320)           (10,260)         (12,549)
  Policy loans                               (10,952)                530               (314)            (524)
  Death benefits                                   -                   -                  -                -
  Withdrawals                                (15,404)            (15,999)            (8,636)          (7,955)
                                       -------------      --------------     --------------   --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (44,627)           (218,421)            20,839           (9,554)
                                       -------------      --------------     --------------   --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      40,013            (205,197)            52,766           11,836

NET ASSETS:
  Beginning of year                          244,260             205,197             81,919          153,066
                                       -------------      --------------     --------------   --------------
  End of year                          $     284,273      $            -     $      134,685   $      164,902
                                       =============      ==============     ==============   ==============

                            See accompanying notes.

                                   VA II - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                     Sub-accounts
                                    ------------------------------------------------------------------------------
                                       Anchor Series       Anchor Series       Anchor Series       Anchor Series
                                        Trust Asset        Trust Capital     Trust Government      Trust Growth
                                        Allocation         Appreciation      and Quality Bond   Portfolio - Class 1
                                    Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $      5,748       $      (16,301)      $     24,901       $         (656)
  Net realized gain (loss) on
   investments                              (22,350)             (36,528)             6,627              (84,415)
  Capital gain distributions from
   mutual funds                                   -                    -                  -                    -
  Net change in unrealized
   appreciation (depreciation) of
   investments                               54,030              583,198               (612)             212,375
                                       ------------       --------------       ------------       --------------
Increase (decrease) in net assets
  resulting from operations                  37,428              530,369             30,916              127,304
                                       ------------       --------------       ------------       --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                         10,867              230,338             82,754               71,352
  Cost of insurance                         (25,801)            (189,736)           (78,927)             (90,855)
  Policy loans                               (3,202)             (55,098)            (6,741)              (9,587)
  Death benefits                                  -               (3,127)            (9,312)              (1,065)
  Withdrawals                               (25,684)            (140,495)           (79,060)             (33,602)
                                       ------------       --------------       ------------       --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (43,820)            (158,118)           (91,286)             (63,757)
                                       ------------       --------------       ------------       --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     (6,392)             372,251            (60,370)              63,547

NET ASSETS:
  Beginning of year                         321,399            2,606,372            736,030            1,047,098
                                       ------------       --------------       ------------       --------------
  End of year                          $    315,007       $    2,978,623       $    675,660       $    1,110,645
                                       ============       ==============       ============       ==============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $     10,972       $      (17,968)      $     29,797       $        2,549
  Net realized gain (loss) on
   investments                             (122,504)            (232,767)             1,950             (303,907)
  Capital gain distributions from
   mutual funds                                   -                    -                  -                    -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              174,404              992,250             (6,964)             619,277
                                       ------------       --------------       ------------       --------------
Increase (decrease) in net assets
  resulting from operations                  62,872              741,515             24,783              317,919
                                       ------------       --------------       ------------       --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                        (90,084)             (12,533)            66,539              (76,157)
  Cost of insurance                         (31,119)            (198,102)           (93,696)            (101,775)
  Policy loans                               (5,099)             (43,539)            (4,141)              (8,521)
  Death benefits                                  -              (13,282)            (2,436)                   -
  Withdrawals                               (85,965)            (382,564)          (154,679)            (168,383)
                                       ------------       --------------       ------------       --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (212,267)            (650,020)          (188,413)            (354,836)
                                       ------------       --------------       ------------       --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   (149,395)              91,495           (163,630)             (36,917)

NET ASSETS:
  Beginning of year                         470,794            2,514,877            899,660            1,084,015
                                       ------------       --------------       ------------       --------------
  End of year                          $    321,399       $    2,606,372       $    736,030       $    1,047,098
                                       ============       ==============       ============       ==============

                            See accompanying notes.

                                   VA II - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                   Sub-accounts
                                    --------------------------------------------------------------------------
                                      Anchor Series     BlackRock Basic    Dreyfus Stock    Fidelity VIP Asset
                                      Trust Natural    Value V.I. Fund - Index Fund, Inc. -       Manager
                                        Resources           Class I        Initial Shares   Portfolio - Initial
                                    Portfolio -Class 1                                             Class

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)        $        1,674     $      2,579      $       30,540     $        8,573
  Net realized gain (loss) on
   investments                              (128,951)          (1,649)             40,877            (10,603)
  Capital gain distributions from
   mutual funds                               64,234                -                   -              5,155
  Net change in unrealized
   appreciation (depreciation) of
   investments                               215,282           20,680             347,487            122,406
                                      --------------     ------------      --------------     --------------
Increase (decrease) in net assets
  resulting from operations                  152,239           21,610             418,904            125,531
                                      --------------     ------------      --------------     --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                         121,625                2             338,815            119,935
  Cost of insurance                          (76,196)          (3,347)           (327,308)           (97,557)
  Policy loans                               (11,086)               -               5,019            (14,532)
  Death benefits                              (5,321)               -             (19,672)                 -
  Withdrawals                                (77,037)               -            (144,007)           (63,476)
                                      --------------     ------------      --------------     --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (48,015)          (3,345)           (147,153)           (55,630)
                                      --------------     ------------      --------------     --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     104,224           18,265             271,751             69,901

NET ASSETS:
  Beginning of year                          998,885          175,001           3,200,300            990,924
                                      --------------     ------------      --------------     --------------
  End of year                         $    1,103,109     $    193,266      $    3,472,051     $    1,060,825
                                      ==============     ============      ==============     ==============
For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)        $        6,900     $      2,899      $       34,499     $       13,763
  Net realized gain (loss) on
   investments                               (78,360)          (2,388)           (167,679)           (40,357)
  Capital gain distributions from
   mutual funds                               59,975                -             182,853              1,493
  Net change in unrealized
   appreciation (depreciation) of
   investments                               410,701           40,912             590,752            238,631
                                      --------------     ------------      --------------     --------------
Increase (decrease) in net assets
  resulting from operations                  399,216           41,423             640,425            213,530
                                      --------------     ------------      --------------     --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                           9,257               (1)            282,458            138,102
  Cost of insurance                          (70,562)          (2,782)           (335,928)          (103,880)
  Policy loans                               (17,835)               -             (75,104)           (11,458)
  Death benefits                                   -                -              (7,806)           (22,657)
  Withdrawals                               (167,502)               -            (277,722)           (72,089)
                                      --------------     ------------      --------------     --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (246,642)          (2,783)           (414,102)           (71,982)
                                      --------------     ------------      --------------     --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     152,574           38,640             226,323            141,548

NET ASSETS:
  Beginning of year                          846,311          136,361           2,973,977            849,376
                                      --------------     ------------      --------------     --------------
  End of year                         $      998,885     $    175,001      $    3,200,300     $      990,924
                                      ==============     ============      ==============     ==============

                            See accompanying notes.

                                  VA II - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                    Sub-accounts
                                    ----------------------------------------------------------------------------
                                        Fidelity VIP        Fidelity VIP    Fidelity VIP High  Fidelity VIP Index
                                    Contrafund Portfolio Growth Portfolio - Income Portfolio -  500 Portfolio -
                                      - Initial Class      Initial Class      Initial Class      Initial Class

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $       12,307        $  (15,001)         $  30,823        $      2,536
  Net realized gain (loss) on
   investments                               (421,318)            8,736            (20,908)             (1,290)
  Capital gain distributions from
   mutual funds                                 1,081             8,730                  -               2,615
  Net change in unrealized
   appreciation (depreciation) of
   investments                                769,994           557,497             52,651              16,271
                                      ---------------       -----------         ----------       -------------
Increase (decrease) in net assets
  resulting from operations                   362,064           559,962             62,566              20,132
                                      ---------------       -----------         ----------       -------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                          128,275           194,841             46,486                   1
  Cost of insurance                          (180,930)         (230,198)           (47,815)             (2,503)
  Policy loans                                 (8,625)           59,868            (16,555)                  -
  Death benefits                                 (917)           (3,417)              (330)                  -
  Withdrawals                                (739,250)         (111,803)           (89,997)                  -
                                      ---------------       -----------         ----------       -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (801,447)          (90,709)          (108,211)             (2,502)
                                      ---------------       -----------         ----------       -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     (439,383)          469,253            (45,645)             17,630

NET ASSETS:
  Beginning of year                         3,044,674         2,435,498            517,843             138,231
                                      ---------------       -----------         ----------       -------------
  End of year                          $    2,605,291        $2,904,751          $ 472,198        $    155,861
                                      ===============       ===========         ==========       =============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)                $20,145        $   (9,170)         $  33,075        $      2,842
  Net realized gain (loss) on
   investments                               (142,316)         (293,345)           (44,375)             (1,738)
  Capital gain distributions from
   mutual funds                                   736             1,887                  -               2,519
  Net change in unrealized
   appreciation (depreciation) of
   investments                                899,252           829,461            171,451              25,273
                                      ---------------       -----------         ----------       -------------
Increase (decrease) in net assets
  resulting from operations                   777,817           528,833            160,151              28,896
                                      ---------------       -----------         ----------       -------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                          270,695           238,258             66,895                  (2)
  Cost of insurance                          (181,851)         (237,658)           (45,908)             (2,082)
  Policy loans                                (20,375)          (28,239)           (27,060)                  -
  Death benefits                              (13,064)           (7,988)                 -                   -
  Withdrawals                                 (98,005)         (206,219)           (33,668)                  -
                                      ---------------       -----------         ----------       -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                                (42,600)         (241,846)           (39,741)             (2,084)
                                      ---------------       -----------         ----------       -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      735,217           286,987            120,410              26,812

NET ASSETS:
  Beginning of year                         2,309,457         2,148,511            397,433             111,419
                                      ---------------       -----------         ----------       -------------
  End of year                          $    3,044,674        $2,435,498          $ 517,843        $    138,231
                                      ===============       ===========         ==========       =============

                            See accompanying notes.

                                  VA II - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                  Sub-accounts
                                    -----------------------------------------------------------------------
                                      Fidelity VIP   Fidelity VIP Money    Fidelity VIP        Franklin
                                    Investment Grade Market Portfolio - Overseas Portfolio     Templeton
                                    Bond Portfolio -   Initial Class     - Initial Class   Templeton Foreign
                                     Initial Class                                         Securities Fund -
                                                                                                Class 2

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)        $     19,789     $      (14,089)     $      1,026       $      3,122
  Net realized gain (loss) on
   investments                              18,894                  -           (75,899)              (513)
  Capital gain distributions from
   mutual funds                              8,387              1,474               625                  -
  Net change in unrealized
   appreciation (depreciation) of
   investments                              17,285                  -           124,905             12,714
                                     -------------    ---------------     -------------      -------------
Increase (decrease) in net assets
  resulting from operations                 64,355            (12,615)           50,657             15,323
                                     -------------    ---------------     -------------      -------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                        22,625            770,246            26,640                  3
  Cost of insurance                       (108,954)          (208,331)          (32,472)            (3,567)
  Policy loans                              (8,072)           (11,966)           (2,187)                 -
  Death benefits                                 -            (13,092)           (9,238)                 -
  Withdrawals                             (123,027)          (278,001)          (87,992)                 -
                                     -------------    ---------------     -------------      -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                            (217,428)           258,856          (105,249)            (3,564)
                                     -------------    ---------------     -------------      -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  (153,073)           246,241           (54,592)            11,759

NET ASSETS:
  Beginning of year                        905,771          2,094,995           413,830            191,933
                                     -------------    ---------------     -------------      -------------
  End of year                         $    752,698     $    2,341,236      $    359,238       $    203,692
                                     =============    ===============     =============      =============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)        $     69,677     $       (2,210)     $      4,144       $      4,831
  Net realized gain (loss) on
   investments                             (13,667)                 -          (104,685)            (1,151)
  Capital gain distributions from
   mutual funds                              3,459                  -             1,291              6,354
  Net change in unrealized
   appreciation (depreciation) of
   investments                              56,728                  -           189,918             41,828
                                     -------------    ---------------     -------------      -------------
Increase (decrease) in net assets
  resulting from operations                116,197             (2,210)           90,668             51,862
                                     -------------    ---------------     -------------      -------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                       203,781            425,204             2,203                 (3)
  Cost of insurance                        (91,698)          (217,627)          (36,638)            (3,046)
  Policy loans                             (73,007)          (155,517)          (42,563)                 -
  Death benefits                           (26,109)            (8,198)          (20,728)                 -
  Withdrawals                              (91,570)          (322,504)          (35,986)                 -
                                     -------------    ---------------     -------------      -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (78,603)          (278,642)         (133,712)            (3,049)
                                     -------------    ---------------     -------------      -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    37,594           (280,852)          (43,044)            48,813

NET ASSETS:
  Beginning of year                        868,177          2,375,847           456,874            143,120
                                     -------------    ---------------     -------------      -------------
  End of year                         $    905,771     $    2,094,995      $    413,830       $    191,933
                                     =============    ===============     =============      =============

                            See accompanying notes.

                                  VA II - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                            Sub-accounts
                                    -----------------------------------------------------------
                                        Franklin      Invesco V.I.   Invesco V.I.  JPMorgan Bond
                                       Templeton         Capital     International   Portfolio
                                    Templeton Global  Appreciation   Growth Fund -
                                    Asset Allocation Fund - Series I   Series I
                                     Fund - Class 1

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $    23,859       $   (382)    $    12,777    $       -
  Net realized gain (loss) on
   investments                            (228,017)         6,903          41,692            -
  Capital gain distributions from
   mutual funds                             37,082              -               -            -
  Net change in unrealized
   appreciation (depreciation) of
   investments                             183,492         53,106          48,472            -
                                      ------------      ---------    ------------   ----------
Increase (decrease) in net assets
  resulting from operations                 16,416         59,627         102,941            -
                                      ------------      ---------    ------------   ----------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                      (453,969)        48,929          91,983            -
  Cost of insurance                         (6,163)       (37,395)        (66,598)           -
  Policy loans                              (2,370)          (400)        (10,548)           -
  Death benefits                                 -           (202)         (1,366)           -
  Withdrawals                                  (22)       (21,724)        (76,459)           -
                                      ------------      ---------    ------------   ----------
Increase (decrease) in net assets
  resulting from principal
  transactions                            (462,524)       (10,792)        (62,988)           -
                                      ------------      ---------    ------------   ----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  (446,108)        48,835          39,953            -

NET ASSETS:
  Beginning of year                        446,108        424,617         876,613            -
                                      ------------      ---------    ------------   ----------
  End of year                          $         -       $473,452     $   916,566    $       -
                                      ============      =========    ============   ==========
For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $    33,737       $   (752)    $     4,858    $   6,927
  Net realized gain (loss) on
   investments                             (82,039)           650          49,061      (45,183)
  Capital gain distributions from
   mutual funds                              5,687              -               -            -
  Net change in unrealized
   appreciation (depreciation) of
   investments                             117,256         71,923         182,648       36,280
                                      ------------      ---------    ------------   ----------
Increase (decrease) in net assets
  resulting from operations                 74,641         71,821         236,567       (1,976)
                                      ------------      ---------    ------------   ----------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                        15,727         54,972          28,418     (110,954)
  Cost of insurance                        (17,368)       (40,538)        (71,851)      (3,324)
  Policy loans                                (451)       (22,479)        (19,200)        (129)
  Death benefits                                 -              -          (1,282)           -
  Withdrawals                               (3,289)       (21,949)        (67,495)      (3,979)
                                      ------------      ---------    ------------   ----------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (5,381)       (29,994)       (131,410)    (118,386)
                                      ------------      ---------    ------------   ----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    69,260         41,827         105,157     (120,362)

NET ASSETS:
  Beginning of year                        376,848        382,790         771,456      120,362
                                      ------------      ---------    ------------   ----------
  End of year                          $   446,108       $424,617     $   876,613    $       -
                                      ============      =========    ============   ==========

                            See accompanying notes.

                                  VA II - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                    Sub-accounts
                                    ----------------------------------------------------------------------------
                                         JPMorgan            JPMorgan            Neuberger          Neuberger
                                      Insurance Trust     Insurance Trust        Berman AMT         Berman AMT
                                         Core Bond          U.S. Equity     Partners Portfolio -  Short Duration
                                    Portfolio - Class 1 Portfolio - Class 1       Class I        Bond Portfolio -
                                                                                                     Class I

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)           $    2,821           $    155            $    (47)         $    6,709
  Net realized gain (loss) on
   investments                                2,308              2,902               7,395              (1,606)
  Capital gain distributions from
   mutual funds                                   -                  -                   -                   -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                2,699             10,056              14,143                 932
                                        -----------          ---------           ---------         -----------
Increase (decrease) in net assets
  resulting from operations                   7,828             13,113              21,491               6,035
                                        -----------          ---------           ---------         -----------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                         (1,494)             7,459              24,426               2,925
  Cost of insurance                          (8,464)            (6,833)            (11,983)            (10,483)
  Policy loans                                 (511)            (2,718)               (608)                387
  Death benefits                                  -                  -                   -                   -
  Withdrawals                                (8,107)            (5,434)            (13,288)             (1,623)
                                        -----------          ---------           ---------         -----------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (18,576)            (7,526)             (1,453)             (8,794)
                                        -----------          ---------           ---------         -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    (10,748)             5,587              20,038              (2,759)

NET ASSETS:
  Beginning of year                         107,642            111,158             140,047             150,745
                                        -----------          ---------           ---------         -----------
  End of year                            $   96,894           $116,745            $160,085          $  147,986
                                        ===========          =========           =========         ===========

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)           $     (538)          $   (492)           $  2,058          $   10,500
  Net realized gain (loss) on
   investments                                  208              1,437             (79,259)            (16,445)
  Capital gain distributions from
   mutual funds                                   -                  -              13,400                   -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                6,106             25,629             113,445              22,957
                                        -----------          ---------           ---------         -----------
Increase (decrease) in net assets
  resulting from operations                   5,776             26,574              49,644              17,012
                                        -----------          ---------           ---------         -----------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                        107,711             90,353               9,275              36,723
  Cost of insurance                          (5,668)            (4,249)            (26,685)            (11,662)
  Policy loans                                  (67)               (40)             (2,856)             (3,128)
  Death benefits                                  -                  -             (22,292)                  -
  Withdrawals                                  (110)            (1,480)             (4,755)             (3,982)
                                        -----------          ---------           ---------         -----------
Increase (decrease) in net assets
  resulting from principal
  transactions                              101,866             84,584             (47,313)             17,951
                                        -----------          ---------           ---------         -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    107,642            111,158               2,331              34,963

NET ASSETS:
  Beginning of year                               -                  -             137,716             115,782
                                        -----------          ---------           ---------         -----------
  End of year                            $  107,642           $111,158            $140,047          $  150,745
                                        ===========          =========           =========         ===========

                            See accompanying notes.

                                  VA II - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                 Sub-accounts
                                    ---------------------------------------------------------------------
                                       Oppenheimer     Oppenheimer     PIMCO VIT Real    PIMCO VIT Total
                                    Global Securities  Main Street   Return Portfolio - Return Portfolio -
                                     Fund/VA - Non-   Fund/VA -Non-    Administrative     Administrative
                                     Service Shares   Service Shares       Class              Class

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $      3,866    $      1,964    $       28,308      $      5,283
  Net realized gain (loss) on
   investments                               (7,366)        (17,779)           25,308               496
  Capital gain distributions from
   mutual funds                                   -               -            18,677             7,142
  Net change in unrealized
   appreciation (depreciation) of
   investments                               78,985          70,005           104,897             5,008
                                      -------------   -------------   ---------------     -------------
Increase (decrease) in net assets
  resulting from operations                  75,485          54,190           177,190            17,929
                                      -------------   -------------   ---------------     -------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                         36,958         (37,264)          (42,521)               (1)
  Cost of insurance                         (37,173)        (30,700)          (43,782)           (4,469)
  Policy loans                               (8,518)         (2,820)                -                 -
  Death benefits                               (639)           (278)                -                 -
  Withdrawals                               (39,386)        (41,169)         (271,703)                -
                                      -------------   -------------   ---------------     -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (48,758)       (112,231)         (358,006)           (4,470)
                                      -------------   -------------   ---------------     -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     26,727         (58,041)         (180,816)           13,459

NET ASSETS:
  Beginning of year                         527,921         470,198         2,328,964           228,797
                                      -------------   -------------   ---------------     -------------
  End of year                          $    554,648    $    412,157    $    2,148,148      $    242,256
                                      =============   =============   ===============     =============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $      7,252    $      5,138    $       59,772      $     10,994
  Net realized gain (loss) on
   investments                              (19,739)        (14,479)           (9,927)              250
  Capital gain distributions from
   mutual funds                              10,147               -            86,713             6,882
  Net change in unrealized
   appreciation (depreciation) of
   investments                              147,365         114,560           207,989             9,884
                                      -------------   -------------   ---------------     -------------
Increase (decrease) in net assets
  resulting from operations                 145,025         105,219           344,547            28,010
                                      -------------   -------------   ---------------     -------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                         14,896          32,406            91,920                (2)
  Cost of insurance                         (32,894)        (36,715)          (45,435)           (4,138)
  Policy loans                              (23,774)         (4,530)                -                 -
  Death benefits                                  -               -                 -                 -
  Withdrawals                                (7,199)        (43,302)                -                 -
                                      -------------   -------------   ---------------     -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (48,971)        (52,141)           46,485            (4,140)
                                      -------------   -------------   ---------------     -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     96,054          53,078           391,032            23,870

NET ASSETS:
  Beginning of year                         431,867         417,120         1,937,932           204,927
                                      -------------   -------------   ---------------     -------------
  End of year                          $    527,921    $    470,198    $    2,328,964      $    228,797
                                      =============   =============   ===============     =============

                            See accompanying notes.

                                  VA II - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                   Sub-accounts
                                    -------------------------------------------------------------------------
                                        SunAmerica          SunAmerica       SunAmerica      SunAmerica Blue
                                     Aggressive Growth    Alliance Growth     Balanced         Chip Growth
                                    Portfolio - Class 1 Portfolio - Class 1  Portfolio -   Portfolio - Class 1
                                                                               Class 1

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $      (10,070)     $        2,631    $      9,324      $      (325)
  Net realized gain (loss) on
   investments                                 27,211             102,275          (5,211)          (1,703)
  Capital gain distributions from
   mutual funds                                     -                   -               -                -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                242,771             161,330          80,903           10,237
                                      ---------------     ---------------   -------------     ------------
Increase (decrease) in net assets
  resulting from operations                   259,912             266,236          85,016            8,209
                                      ---------------     ---------------   -------------     ------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                          153,702             408,605          55,695            6,360
  Cost of insurance                          (123,092)           (279,383)        (64,229)          (2,446)
  Policy loans                                (10,518)            (94,643)        (21,005)              (6)
  Death benefits                                    -              (2,501)         (9,470)               -
  Withdrawals                                 (48,988)           (166,895)       (115,776)               -
                                      ---------------     ---------------   -------------     ------------
Increase (decrease) in net assets
  resulting from principal
  transactions                                (28,896)           (134,817)       (154,785)           3,908
                                      ---------------     ---------------   -------------     ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      231,016             131,419         (69,769)          12,117

NET ASSETS:
  Beginning of year                         1,296,608           3,048,459         895,056           68,128
                                      ---------------     ---------------   -------------     ------------
  End of year                          $    1,527,624      $    3,179,878    $    825,287      $    80,245
                                      ===============     ===============   =============     ============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $       (6,300)     $       (3,587)   $     21,351      $      (283)
  Net realized gain (loss) on
   investments                                (12,408)             13,445         (29,333)         (10,407)
  Capital gain distributions from
   mutual funds                                     -                   -               -                -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                381,183             895,104         203,636           29,564
                                      ---------------     ---------------   -------------     ------------
Increase (decrease) in net assets
  resulting from operations                   362,475             904,962         195,654           18,874
                                      ---------------     ---------------   -------------     ------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                          215,683             365,446         (84,855)         (14,941)
  Cost of insurance                          (115,292)           (286,558)        (91,915)          (3,330)
  Policy loans                                 (8,418)            (28,026)        (17,216)            (685)
  Death benefits                              (11,989)            (16,985)              -                -
  Withdrawals                                 (61,390)           (294,424)       (101,201)          (1,734)
                                      ---------------     ---------------   -------------     ------------
Increase (decrease) in net assets
  resulting from principal
  transactions                                 18,594            (260,547)       (295,187)         (20,690)
                                      ---------------     ---------------   -------------     ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      381,069             644,415         (99,533)          (1,816)

NET ASSETS:
  Beginning of year                           915,539           2,404,044         994,589           69,944
                                      ---------------     ---------------   -------------     ------------
  End of year                          $    1,296,608      $    3,048,459    $    895,056      $    68,128
                                      ===============     ===============   =============     ============

                            See accompanying notes.

                                  VA II - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                     Sub-accounts
                                    ------------------------------------------------------------------------------
                                        SunAmerica        SunAmerica Cash       SunAmerica       SunAmerica Davis
                                      Capital Growth        Management        Corporate Bond       Venture Value
                                    Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)          $      (298)       $      (13,158)      $     24,079       $          (30)
  Net realized gain (loss) on
   investments                                  839               (30,344)            18,787             (186,176)
  Capital gain distributions from
   mutual funds                                   -                     -                  -                    -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                  536                26,255             (3,181)             361,061
                                       ------------       ---------------      -------------      ---------------
Increase (decrease) in net assets
  resulting from operations                   1,077               (17,247)            39,685              174,855
                                       ------------       ---------------      -------------      ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                         (8,793)              155,023            (11,557)             224,603
  Cost of insurance                          (1,135)             (185,774)           (22,643)            (129,941)
  Policy loans                                    -               (20,407)            (5,684)             (36,854)
  Death benefits                                  -              (189,772)                 -               (1,323)
  Withdrawals                                     -              (735,595)           (30,561)            (122,078)
                                       ------------       ---------------      -------------      ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (9,928)             (976,525)           (70,445)             (65,593)
                                       ------------       ---------------      -------------      ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     (8,851)             (993,772)           (30,760)             109,262

NET ASSETS:
  Beginning of year                          39,446             2,383,428            374,483            1,658,434
                                       ------------       ---------------      -------------      ---------------
  End of year                           $    30,595        $    1,389,656       $    343,723       $    1,767,696
                                       ============       ===============      =============      ===============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)          $      (275)       $       43,436       $     18,330       $       12,283
  Net realized gain (loss) on
   investments                              (16,584)              (30,207)              (416)            (452,065)
  Capital gain distributions from
   mutual funds                                   -                     -                  -               35,536
  Net change in unrealized
   appreciation (depreciation) of
   investments                               29,463               (29,785)            63,321              830,121
                                       ------------       ---------------      -------------      ---------------
Increase (decrease) in net assets
  resulting from operations                  12,604               (16,556)            81,235              425,875
                                       ------------       ---------------      -------------      ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                        (19,450)            1,321,582            132,808               90,968
  Cost of insurance                          (1,565)             (216,323)           (27,665)            (150,020)
  Policy loans                                    -              (172,914)            (9,095)             (38,330)
  Death benefits                                  -                   (16)            (2,729)             (23,423)
  Withdrawals                                  (915)             (968,883)           (21,874)            (376,692)
                                       ------------       ---------------      -------------      ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (21,930)              (36,554)            71,445             (497,497)
                                       ------------       ---------------      -------------      ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     (9,326)              (53,110)           152,680              (71,622)

NET ASSETS:
  Beginning of year                          48,772             2,436,538            221,803            1,730,056
                                       ------------       ---------------      -------------      ---------------
  End of year                           $    39,446        $    2,383,428       $    374,483       $    1,658,434
                                       ============       ===============      =============      ===============

                            See accompanying notes.

                                  VA II - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                    Sub-accounts
                                    ----------------------------------------------------------------------------
                                        SunAmerica         SunAmerica       SunAmerica Equity      SunAmerica
                                      "Dogs" of Wall    Emerging Markets      Opportunities       Fundamental
                                    Street Portfolio - Portfolio - Class 1 Portfolio - Class 1 Growth Portfolio -
                                         Class 1                                                    Class 1

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $      4,113       $        7,589       $        (90)      $     (5,608)
  Net realized gain (loss) on
   investments                              (13,151)            (207,556)           (44,963)               706
  Capital gain distributions from
   mutual funds                                   -                    -                  -                  -
  Net change in unrealized
   appreciation (depreciation) of
   investments                               37,462              385,387             88,629            118,802
                                      -------------      ---------------      -------------      -------------
Increase (decrease) in net assets
  resulting from operations                  28,424              185,420             43,576            113,900
                                      -------------      ---------------      -------------      -------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                         31,972               87,334             30,425             91,025
  Cost of insurance                          (9,077)             (79,180)           (22,268)           (97,478)
  Policy loans                               (9,000)             (16,681)            (4,128)            (2,553)
  Death benefits                                  -               (4,556)            (1,043)                 -
  Withdrawals                                     -              (37,997)            (5,059)           (43,065)
                                      -------------      ---------------      -------------      -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               13,895              (51,080)            (2,073)           (52,071)
                                      -------------      ---------------      -------------      -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     42,319              134,340             41,503             61,829

NET ASSETS:
  Beginning of year                         174,353            1,118,933            278,455            769,354
                                      -------------      ---------------      -------------      -------------
  End of year                          $    216,672       $    1,253,273       $    319,958       $    831,183
                                      =============      ===============      =============      =============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $      6,351       $       (6,921)      $      1,333       $     (5,023)
  Net realized gain (loss) on
   investments                              (61,576)            (754,604)           (52,993)            (9,336)
  Capital gain distributions from
   mutual funds                                   -                    -                  -                  -
  Net change in unrealized
   appreciation (depreciation) of
   investments                               84,499            1,255,173            119,173            215,918
                                      -------------      ---------------      -------------      -------------
Increase (decrease) in net assets
  resulting from operations                  29,274              493,648             67,513            201,559
                                      -------------      ---------------      -------------      -------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                         12,607              (91,562)              (612)            84,848
  Cost of insurance                         (11,889)             (80,475)           (22,740)           (92,950)
  Policy loans                                   50              (17,916)            (1,589)            (6,281)
  Death benefits                               (710)                   -                  -                  -
  Withdrawals                               (65,299)             (71,733)           (31,202)           (67,584)
                                      -------------      ---------------      -------------      -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (65,241)            (261,686)           (56,143)           (81,967)
                                      -------------      ---------------      -------------      -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    (35,967)             231,962             11,370            119,592

NET ASSETS:
  Beginning of year                         210,320              886,971            267,085            649,762
                                      -------------      ---------------      -------------      -------------
  End of year                          $    174,353       $    1,118,933       $    278,455       $    769,354
                                      =============      ===============      =============      =============

                            See accompanying notes.

                                  VA II - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                     Sub-accounts
                                    -----------------------------------------------------------------------------
                                    SunAmerica Global  SunAmerica Global       SunAmerica          SunAmerica
                                    Bond Portfolio -  Equities Portfolio -       Growth           Growth-Income
                                         Class 1            Class 1           Opportunities    Portfolio - Class 1
                                                                           Portfolio - Class 1

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)         $     14,971       $      4,370         $      (463)       $        3,911
  Net realized gain (loss) on
   investments                                2,797             (3,347)             (4,732)              (45,400)
  Capital gain distributions from
   mutual funds                               7,972                  -                   -                     -
  Net change in unrealized
   appreciation (depreciation) of
   investments                               (2,786)            56,627              18,169               227,003
                                      -------------      -------------        ------------       ---------------
Increase (decrease) in net assets
  resulting from operations                  22,954             57,650              12,974               185,514
                                      -------------      -------------        ------------       ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                         52,772             41,952              23,908               272,980
  Cost of insurance                         (31,306)           (37,757)             (1,834)             (128,250)
  Policy loans                               (3,580)            (5,465)                  -               (20,920)
  Death benefits                               (346)                 -                   -                  (533)
  Withdrawals                               (31,636)           (14,307)               (965)              (69,068)
                                      -------------      -------------        ------------       ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (14,096)           (15,577)             21,109                54,209
                                      -------------      -------------        ------------       ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      8,858             42,073              34,083               239,723

NET ASSETS:
  Beginning of year                         407,758            441,540              59,376             1,630,318
                                      -------------      -------------        ------------       ---------------
  End of year                          $    416,616       $    483,613         $    93,459        $    1,870,041
                                      =============      =============        ============       ===============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)         $      9,931       $      7,764         $      (394)       $       10,421
  Net realized gain (loss) on
   investments                               20,977                215             (12,348)             (118,118)
  Capital gain distributions from
   mutual funds                               9,830                  -                   -                     -
  Net change in unrealized
   appreciation (depreciation) of
   investments                               (1,411)           104,761              18,352               469,339
                                      -------------      -------------        ------------       ---------------
Increase (decrease) in net assets
  resulting from operations                  39,327            112,740               5,610               361,642
                                      -------------      -------------        ------------       ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                        141,128            126,082                 494                87,215
  Cost of insurance                         (56,991)           (41,220)             (3,644)             (132,619)
  Policy loans                               (8,876)            (5,674)                  -               (22,292)
  Death benefits                            (32,864)                 -                   -                (9,610)
  Withdrawals                              (266,189)          (178,422)            (15,481)             (136,541)
                                      -------------      -------------        ------------       ---------------
Increase (decrease) in net assets
  resulting from principal
  transactions                             (223,792)           (99,234)            (18,631)             (213,847)
                                      -------------      -------------        ------------       ---------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   (184,465)            13,506             (13,021)              147,795

NET ASSETS:
  Beginning of year                         592,223            428,034              72,397             1,482,523
                                      -------------      -------------        ------------       ---------------
  End of year                          $    407,758       $    441,540         $    59,376        $    1,630,318
                                      =============      =============        ============       ===============

                            See accompanying notes.

                                  VA II - 19

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                     Sub-accounts
                                    -----------------------------------------------------------------------------
                                        SunAmerica           SunAmerica          SunAmerica         SunAmerica
                                      High-Yield Bond      International       International     Marsico Focused
                                    Portfolio - Class 1 Diversified Equities     Growth and     Growth Portfolio -
                                                        Portfolio - Class 1  Income Portfolio -      Class 1
                                                                                  Class 1

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)          $     25,295        $     16,091        $     22,751       $     (1,850)
  Net realized gain (loss) on
   investments                               (30,547)              9,961             (84,740)           (24,983)
  Capital gain distributions from
   mutual funds                                    -                   -                   -                  -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                41,606               6,237             100,744            117,253
                                       -------------       -------------       -------------      -------------
Increase (decrease) in net assets
  resulting from operations                   36,354              32,289              38,755             90,420
                                       -------------       -------------       -------------      -------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                             440              78,536              45,412             19,013
  Cost of insurance                          (14,439)            (54,308)            (61,256)           (36,490)
  Policy loans                                (1,313)             (4,031)            (16,197)            (7,670)
  Death benefits                                   -                (968)                  -               (288)
  Withdrawals                                (33,981)            (49,068)            (36,456)            (8,052)
                                       -------------       -------------       -------------      -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (49,293)            (29,839)            (68,497)           (33,487)
                                       -------------       -------------       -------------      -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     (12,939)              2,450             (29,742)            56,933

NET ASSETS:
  Beginning of year                          227,834             556,550             751,624            549,988
                                       -------------       -------------       -------------      -------------
  End of year                           $    214,895        $    559,000        $    721,882       $    606,921
                                       =============       =============       =============      =============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)          $     16,108        $      2,872        $     (4,785)      $        507
  Net realized gain (loss) on
   investments                               (21,838)              7,295             (83,114)           (37,319)
  Capital gain distributions from
   mutual funds                                    -                   -                   -                  -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                72,967             116,524             238,921            162,784
                                       -------------       -------------       -------------      -------------
Increase (decrease) in net assets
  resulting from operations                   67,237             126,691             151,022            125,972
                                       -------------       -------------       -------------      -------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                          53,725              15,265              65,263             12,163
  Cost of insurance                          (14,628)            (58,486)            (57,656)           (35,090)
  Policy loans                                (2,314)             (7,776)             (4,480)            (8,743)
  Death benefits                              (2,880)                  -              (1,343)                 -
  Withdrawals                                (15,270)            (86,364)            (50,538)           (15,863)
                                       -------------       -------------       -------------      -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                                18,633            (137,361)            (48,754)           (47,533)
                                       -------------       -------------       -------------      -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      85,870             (10,670)            102,268             78,439

NET ASSETS:
  Beginning of year                          141,964             567,220             649,356            471,549
                                       -------------       -------------       -------------      -------------
  End of year                           $    227,834        $    556,550        $    751,624       $    549,988
                                       =============       =============       =============      =============

                            See accompanying notes.

                                  VA II - 20

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                     Sub-accounts
                                    -----------------------------------------------------------------------------
                                      SunAmerica MFS      SunAmerica MFS      SunAmerica Mid-    SunAmerica Real
                                       Massachusetts       Total Return         Cap Growth      Estate Portfolio -
                                      Investors Trust   Portfolio - Class 1 Portfolio - Class 1      Class 1
                                    Portfolio - Class 1

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)          $        930       $      19,729       $      (14,610)     $       5,365
  Net realized gain (loss) on
   investments                                10,826             (71,482)              44,764            (71,875)
  Capital gain distributions from
   mutual funds                                    -                   -                    -                  -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                31,314             130,207              419,311            144,346
                                       -------------      --------------      ---------------     --------------
Increase (decrease) in net assets
  resulting from operations                   43,070              78,454              449,465             77,836
                                       -------------      --------------      ---------------     --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                          42,536               1,151              309,823            114,122
  Cost of insurance                          (36,646)            (94,484)            (175,534)           (33,321)
  Policy loans                               (26,454)            (17,775)             (13,213)            (6,910)
  Death benefits                              (1,862)                  -                 (284)                 -
  Withdrawals                                (20,493)            (46,467)             (92,590)           (10,533)
                                       -------------      --------------      ---------------     --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (42,919)           (157,575)              28,202             63,358
                                       -------------      --------------      ---------------     --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                         151             (79,121)             477,667            141,194

NET ASSETS:
  Beginning of year                          465,368             869,682            1,862,425            405,340
                                       -------------      --------------      ---------------     --------------
  End of year                           $    465,519       $     790,561       $    2,340,092      $     546,534
                                       =============      ==============      ===============     ==============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)          $      2,343       $      25,838       $      (12,400)     $       5,076
  Net realized gain (loss) on
   investments                                22,517            (183,313)              97,619           (220,865)
  Capital gain distributions from
   mutual funds                                    -                   -                    -                  -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                84,367             283,563              500,996            302,891
                                       -------------      --------------      ---------------     --------------
Increase (decrease) in net assets
  resulting from operations                  109,227             126,088              586,215             87,102
                                       -------------      --------------      ---------------     --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                         138,158             111,258              118,110            (42,182)
  Cost of insurance                          (42,249)            (94,678)            (172,697)           (28,289)
  Policy loans                                (5,404)             (2,865)             (15,767)            (5,395)
  Death benefits                                   -              (2,154)             (21,920)                 -
  Withdrawals                                (90,811)           (204,931)            (213,919)            (7,671)
                                       -------------      --------------      ---------------     --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                                  (306)           (193,370)            (306,193)           (83,537)
                                       -------------      --------------      ---------------     --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     108,921             (67,282)             280,022              3,565

NET ASSETS:
  Beginning of year                          356,447             936,964            1,582,403            401,775
                                       -------------      --------------      ---------------     --------------
  End of year                           $    465,368       $     869,682       $    1,862,425      $     405,340
                                       =============      ==============      ===============     ==============

                            See accompanying notes.

                                  VA II - 21

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                     Sub-accounts
                                    -----------------------------------------------------------------------------
                                        SunAmerica          SunAmerica       SunAmerica Total      UIF Mid Cap
                                        Technology        Telecom Utility       Return Bond     Growth Portfolio -
                                    Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1   Class I Shares

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)          $       (752)       $      6,714        $      1,025       $      (1,306)
  Net realized gain (loss) on
   investments                                (1,981)                502               1,943             (12,224)
  Capital gain distributions from
   mutual funds                                    -                   -                   -                   -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                21,730              31,073                 558              90,632
                                       -------------       -------------       -------------      --------------
Increase (decrease) in net assets
  resulting from operations                   18,997              38,289               3,526              77,102
                                       -------------       -------------       -------------      --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                           9,346              28,306              49,354             (13,809)
  Cost of insurance                           (2,632)            (16,216)             (3,981)             (5,334)
  Policy loans                                 2,934              (2,175)               (636)                  -
  Death benefits                                   -                   -                   -                   -
  Withdrawals                                 (5,322)               (830)             (9,487)           (358,072)
                                       -------------       -------------       -------------      --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                                 4,326               9,085              35,250            (377,215)
                                       -------------       -------------       -------------      --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      23,323              47,374              38,776            (300,113)

NET ASSETS:
  Beginning of year                           91,178             300,739              56,833             506,282
                                       -------------       -------------       -------------      --------------
  End of year                           $    114,501        $    348,113        $     95,609       $     206,169
                                       =============       =============       =============      ==============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)          $       (605)       $     12,441        $        580       $      (1,820)
  Net realized gain (loss) on
   investments                               (32,356)             (1,272)              2,506             (23,353)
  Capital gain distributions from
   mutual funds                                    -                   -                   -                   -
  Net change in unrealized
   appreciation (depreciation) of
   investments                                66,250              58,071               3,760             210,685
                                       -------------       -------------       -------------      --------------
Increase (decrease) in net assets
  resulting from operations                   33,289              69,240               6,846             185,512
                                       -------------       -------------       -------------      --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                          (4,070)             28,683              16,134              36,389
  Cost of insurance                           (2,968)            (17,398)             (3,851)            (12,013)
  Policy loans                                 2,670              (1,320)                173                   -
  Death benefits                                   -                   -             (12,731)                  -
  Withdrawals                                (32,725)            (20,671)            (22,471)                  -
                                       -------------       -------------       -------------      --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (37,093)            (10,706)            (22,746)             24,376
                                       -------------       -------------       -------------      --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      (3,804)             58,534             (15,900)            209,888

NET ASSETS:
  Beginning of year                           94,982             242,205              72,733             296,394
                                       -------------       -------------       -------------      --------------
  End of year                           $     91,178        $    300,739        $     56,833       $     506,282
                                       =============       =============       =============      ==============

                            See accompanying notes.

                                  VA II - 22

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                 Sub-accounts
                                    ---------------------------------------------------------------------
                                     VALIC Company I  VALIC Company I     Van Eck VIP        Van Eck VIP
                                      International   Small Cap Index   Emerging Markets     Global Hard
                                      Equities Fund        Fund       Fund - Initial Class  Assets Fund -
                                                                                            Initial Class

For the Year Ended December 31,
  2010

OPERATIONS:
  Net investment income (loss)       $        20,058   $       2,304      $      (1,227)    $      (1,572)
  Net realized gain (loss) on
   investments                              (768,003)       (203,282)           (30,845)           12,379
  Capital gain distributions from
   mutual funds                                    -               -                  -                 -
  Net change in unrealized
   appreciation (depreciation) of
   investments                               740,109         298,989            118,331            47,349
                                    ----------------  --------------     --------------    --------------
Increase (decrease) in net assets
  resulting from operations                   (7,836)         98,011             86,259            58,156
                                    ----------------  --------------     --------------    --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                          92,606         (19,664)            69,731          (115,539)
  Cost of insurance                          (28,438)         (9,434)           (32,807)          (28,561)
  Policy loans                                     -               -             (8,405)           (1,846)
  Death benefits                                   -               -                  -           (20,629)
  Withdrawals                             (1,496,532)       (261,021)           (10,712)          (13,816)
                                    ----------------  --------------     --------------    --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                            (1,432,364)       (290,119)            17,807          (180,391)
                                    ----------------  --------------     --------------    --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  (1,440,200)       (192,108)           104,066          (122,235)

NET ASSETS:
  Beginning of year                        2,585,680         678,593            325,188           456,095
                                    ----------------  --------------     --------------    --------------
  End of year                        $     1,145,480   $     486,485      $     429,254     $     333,860
                                    ================  ==============     ==============    ==============

For the Year Ended December 31,
  2009

OPERATIONS:
  Net investment income (loss)       $        52,242   $       8,442      $      (1,935)    $      (2,514)
  Net realized gain (loss) on
   investments                              (107,974)        (15,142)          (192,270)          (67,620)
  Capital gain distributions from
   mutual funds                                    -          15,761             18,604             2,362
  Net change in unrealized
   appreciation (depreciation) of
   investments                               645,731         139,361            366,867           260,079
                                    ----------------  --------------     --------------    --------------
Increase (decrease) in net assets
  resulting from operations                  589,999         148,422            191,266           192,307
                                    ----------------  --------------     --------------    --------------

PRINCIPAL TRANSACTIONS:
  Net premiums and transfers from
   (to) other Sub-accounts or
   fixed rate option                         377,727          52,060             (3,588)           21,395
  Cost of insurance                          (59,203)        (13,919)           (26,968)          (38,179)
  Policy loans                                     -               -             (4,896)          (96,802)
  Death benefits                                   -               -             (5,381)           (8,626)
  Withdrawals                                      -               -            (19,389)           (4,151)
                                    ----------------  --------------     --------------    --------------
Increase (decrease) in net assets
  resulting from principal
  transactions                               318,524          38,141            (60,222)         (126,363)
                                    ----------------  --------------     --------------    --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     908,523         186,563            131,044            65,944

NET ASSETS:
  Beginning of year                        1,677,157         492,030            194,144           390,151
                                    ----------------  --------------     --------------    --------------
  End of year                        $     2,585,680   $     678,593      $     325,188     $     456,095
                                    ================  ==============     ==============    ==============

                            See accompanying notes.

                                  VA II - 23

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2010 and 2009

                                                                Sub-accounts
                                                              -----------------
                                                                Vanguard VIF
                                                              Total Bond Market
                                                               Index Portfolio

 For the Year Ended December 31, 2010

 OPERATIONS:
   Net investment income (loss)                                  $      5,502
   Net realized gain (loss) on investments                                155
   Capital gain distributions from mutual funds                           284
   Net change in unrealized appreciation (depreciation) of
    investments                                                         4,044
                                                                -------------
 Increase (decrease) in net assets resulting from operations            9,985
                                                                -------------

 PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts
    or fixed rate option                                                   (1)
   Cost of insurance                                                   (3,129)
   Policy loans                                                             -
   Death benefits                                                           -
   Withdrawals                                                              -
                                                                -------------
 Increase (decrease) in net assets resulting from principal
   transactions                                                        (3,130)
                                                                -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                                6,855

 NET ASSETS:
   Beginning of year                                                  159,705
                                                                -------------
   End of year                                                   $    166,560
                                                                =============

 For the Year Ended December 31, 2009

 OPERATIONS:
   Net investment income (loss)                                  $      6,408
   Net realized gain (loss) on investments                                 26
   Capital gain distributions from mutual funds                             -
   Net change in unrealized appreciation (depreciation) of
    investments                                                         2,284
                                                                -------------
 Increase (decrease) in net assets resulting from operations            8,718
                                                                -------------

 PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts
    or fixed rate option                                                   (1)
   Cost of insurance                                                   (3,014)
   Policy loans                                                             -
   Death benefits                                                           -
   Withdrawals                                                              -
                                                                -------------
 Increase (decrease) in net assets resulting from principal
   transactions                                                        (3,015)
                                                                -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                                5,703

 NET ASSETS:
   Beginning of year                                                  154,002
                                                                -------------
   End of year                                                   $    159,705
                                                                =============

                            See accompanying notes.

                                  VA II - 24

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Variable Account II (the "Account") was established by American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) (the "Company") on June 5, 1986, to fund individual and group flexible premium variable universal life insurance policies issued by the Company. Effective in the state of Delaware on December 8, 2009, the Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. The Executive Advantage(R) policy is currently offered by the Account. Gallery Life, Gemstone Life, Polaris Life, Polaris Survivorship Life, and the Variable Universal Life Policy are no longer offered. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Account is divided into "Sub-accounts" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Sub-accounts are as follows:

     AIM Variable Insurance Funds (Invesco Variable Insurance Funds): (17)
            Invesco V.I. Capital Appreciation Fund - Series I (18)
            Invesco V.I. International Growth Fund - Series I (19)
          Invesco Van Kampen V.I. High Yield Fund - Series I (1) (25)
        Invesco Van Kampen V.I. Mid Cap Value Fund - Series I (1) (26)

 AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein"):
        AllianceBernstein Balanced Wealth Strategy Portfolio - Class A
       AllianceBernstein Global Thematic Growth Portfolio - Class A (6)
            AllianceBernstein Growth and Income Portfolio - Class A
                 AllianceBernstein Growth Portfolio - Class A
            AllianceBernstein Intermediate Bond Portfolio - Class A
        AllianceBernstein International Growth Portfolio - Class A (1)
            AllianceBernstein Large Cap Growth Portfolio - Class A
              AllianceBernstein Money Market Portfolio - Class A
         AllianceBernstein Real Estate Investment Portfolio - Class A
            AllianceBernstein Small Cap Growth Portfolio - Class A
           AllianceBernstein Utility Income Portfolio - Class A (14)

      American Century Variable Portfolios, Inc. ("American Century VP"):
            American Century VP Capital Appreciation Fund - Class I
              American Century VP Income & Growth Fund - Class I
             American Century VP International Fund - Class I (1)

                             Anchor Series Trust:
           Anchor Series Trust Asset Allocation Portfolio - Class 1
         Anchor Series Trust Capital Appreciation Portfolio - Class 1
      Anchor Series Trust Government and Quality Bond Portfolio - Class 1
                Anchor Series Trust Growth Portfolio - Class 1
           Anchor Series Trust Natural Resources Portfolio - Class 1

             BlackRock Variable Series Funds, Inc. ("BlackRock"):
                   BlackRock Basic Value V.I. Fund - Class I
          BlackRock Capital Appreciation V.I. Fund - Class I (1) (21)
              BlackRock Government Income V.I. Fund - Class I (1)
             BlackRock Value Opportunities V.I. Fund - Class I (1)

                    Credit Suisse Trust ("Credit Suisse"):
       Credit Suisse International Equity Flex I Portfolio (1) (7) (16)

                                  VA II - 25

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

               Credit Suisse Trust ("Credit Suisse"): continued
       Credit Suisse International Equity Flex II Portfolio (1) (8) (16)
      Credit Suisse International Equity Flex III Portfolio (1) (9) (16)
           Credit Suisse U.S. Equity Flex I Portfolio (1) (10) (15)
           Credit Suisse U.S. Equity Flex II Portfolio (1) (11) (15) Credit Suisse U.S. Equity Flex III Portfolio (1) (12) (15)

                Dreyfus Stock Index Fund, Inc. - Initial Shares

         Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
            Fidelity(R) VIP Balanced Portfolio - Initial Class (1)
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
              Fidelity(R) VIP Index 500 Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

 Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton"):
        Franklin Templeton Franklin Money Market Fund - Class 1 (1) (2) Franklin Templeton Templeton Developing Markets Securities Fund - Class 2 (1)
        Franklin Templeton Templeton Foreign Securities Fund - Class 2 Franklin Templeton Templeton Global Asset Allocation Fund - Class 1 (20)
       Franklin Templeton Templeton Growth Securities Fund - Class 2 (1)

         Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"):
Goldman Sachs VIT Strategic International Equity Fund - Institutional Shares (1)
   Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares (1)

                           JPMorgan Insurance Trust:
          JPMorgan Insurance Trust Core Bond Portfolio - Class 1 (3)
      JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 (1) (4)
         JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 (5)

                   J.P. Morgan Series Trust II ("JPMorgan"):
                          JPMorgan Bond Portfolio (3)
                   JPMorgan Small Company Portfolio (1) (4)
             JPMorgan U.S. Large Cap Core Equity Portfolio (1) (5)

     Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT"):
               Neuberger Berman AMT Partners Portfolio - Class I
         Neuberger Berman AMT Short Duration Bond Portfolio - Class I

              Oppenheimer Variable Account Funds ("Oppenheimer"):
          Oppenheimer Global Securities Fund/VA - Non-Service Shares
             Oppenheimer Main Street Fund/VA - Non-Service Shares

                 PIMCO Variable Insurance Trust ("PIMCO VIT"):
           PIMCO VIT High Yield Portfolio - Administrative Class (1)
   PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class (1)

                                  VA II - 26

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

            PIMCO Variable Insurance Trust ("PIMCO VIT"): continued
            PIMCO VIT Real Return Portfolio - Administrative Class
           PIMCO VIT Short-Term Portfolio - Administrative Class (1)
            PIMCO VIT Total Return Portfolio - Administrative Class

                    SunAmerica Series Trust ("SunAmerica"):
               SunAmerica Aggressive Growth Portfolio - Class 1
                SunAmerica Alliance Growth Portfolio - Class 1
                    SunAmerica Balanced Portfolio - Class 1
                SunAmerica Blue Chip Growth Portfolio - Class 1
                 SunAmerica Capital Growth Portfolio - Class 1
                SunAmerica Cash Management Portfolio - Class 1
                 SunAmerica Corporate Bond Portfolio - Class 1
              SunAmerica Davis Venture Value Portfolio - Class 1
             SunAmerica "Dogs" of Wall Street Portfolio - Class 1
                SunAmerica Emerging Markets Portfolio - Class 1
              SunAmerica Equity Opportunities Portfolio - Class 1
               SunAmerica Fundamental Growth Portfolio - Class 1
                  SunAmerica Global Bond Portfolio - Class 1
                SunAmerica Global Equities Portfolio - Class 1
              SunAmerica Growth Opportunities Portfolio - Class 1
                 SunAmerica Growth-Income Portfolio - Class 1
                SunAmerica High-Yield Bond Portfolio - Class 1
       SunAmerica International Diversified Equities Portfolio - Class 1
        SunAmerica International Growth and Income Portfolio - Class 1
             SunAmerica Marsico Focused Growth Portfolio - Class 1
       SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1
                SunAmerica MFS Total Return Portfolio - Class 1
                 SunAmerica Mid-Cap Growth Portfolio - Class 1
                  SunAmerica Real Estate Portfolio - Class 1
                   SunAmerica Technology Portfolio - Class 1
                SunAmerica Telecom Utility Portfolio - Class 1
               SunAmerica Total Return Bond Portfolio - Class 1

               The Universal Institutional Funds, Inc. ("UIF"):
           UIF Core Plus Fixed Income Portfolio - Class I Shares (1)
          UIF Emerging Markets Equity Portfolio - Class I Shares (1)
                 UIF Mid Cap Growth Portfolio - Class I Shares

                             VALIC Company I: (13)
               VALIC Company I International Equities Fund (13)
                  VALIC Company I Mid Cap Index Fund (1) (13)
                   VALIC Company I Small Cap Index Fund (13)

                      Van Eck VIP Trust ("Van Eck"): (22)
            Van Eck VIP Emerging Markets Fund - Initial Class (23)
           Van Eck VIP Global Hard Assets Fund - Initial Class (24)

           Vanguard(R) Variable Insurance Fund ("Vanguard(R) VIF"):
               Vanguard(R) VIF Total Bond Market Index Portfolio
            Vanguard(R) VIF Total Stock Market Index Portfolio (1)

                                  VA II - 27

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued


 (1) Sub-accounts had no activity.
 (2) Effective April 24, 2009, Franklin Templeton Franklin Money Market Fund - Class 1 was closed and liquidated.
 (3) Effective April 24, 2009, JPMorgan Bond Portfolio was acquired by JPMorgan Insurance Trust Core Bond Portfolio - Class 1.
 (4) Effective April 24, 2009, JPMorgan Small Company Portfolio was acquired by JPMorgan Insurance Trust Small Cap Equity Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1.
 (5) Effective April 24, 2009, JPMorgan U.S. Large Cap Core Equity Portfolio was acquired by JPMorgan Insurance Trust Diversified Equity Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1.
 (6) Effective May 1, 2009, AllianceBernstein Global Technology Portfolio - Class A changed its name to AllianceBernstein Global Thematic Growth Portfolio - Class A.
 (7) Effective May 1, 2009, Credit Suisse International Focus Portfolio changed its name to Credit Suisse International Equity Flex I Portfolio.
 (8) Effective May 1, 2009, Credit Suisse Global Small Cap Portfolio changed its name to Credit Suisse International Equity Flex II Portfolio.
 (9) Effective May 1, 2009, Credit Suisse Emerging Markets Portfolio changed its name to Credit Suisse International Equity Flex III Portfolio.
(10) Effective May 1, 2009, Credit Suisse Small Cap Core I Portfolio changed its name to Credit Suisse U.S. Equity Flex I Portfolio.
(11) Effective May 1, 2009, Credit Suisse Large Cap Value Portfolio changed its name to Credit Suisse U.S. Equity Flex II Portfolio.
(12) Effective May 1, 2009, Credit Suisse Mid-Cap Core Portfolio changed its name to Credit Suisse U.S. Equity Flex III Portfolio.
(13) Effective May 1, 2009, AIG Retirement Company I changed its name to VALIC Company I.
(14) Effective September 25, 2009, AllianceBernstein Utility Income Portfolio - Class A was closed and liquidated.
(15) Effective October 2, 2009, Credit Suisse U.S. Equity Flex II Portfolio and Credit Suisse U.S. Equity Flex III Portfolio were acquired by Credit Suisse U.S. Equity Flex I Portfolio.
(16) Effective December 11, 2009, Credit Suisse International Equity Flex I Portfolio and Credit Suisse International Equity Flex II Portfolio were acquired by Credit Suisse International Equity Flex III Portfolio.
(17) Effective April 30, 2010, AIM Variable Insurance Funds changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).
(18) Effective April 30, 2010, AIM V.I. Capital Appreciation Fund - Series I changed its name to Invesco V.I. Capital Appreciation Fund - Series I.
(19) Effective April 30, 2010, AIM V.I. International Growth Fund - Series I changed its name to Invesco V.I. International Growth Fund - Series I.
(20) Effective April 30, 2010, Franklin Templeton Templeton Global Asset Allocation Fund - Class 1 was closed and liquidated.
(21) Effective May 1, 2010, BlackRock Fundamental Growth V.I. Fund - Class I changed its name to BlackRock Capital Appreciation V.I. Fund - Class I.
(22) Effective May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.
(23) Effective May 1, 2010, Van Eck Worldwide Emerging Markets Fund - Initial Class changed its name to Van Eck VIP Emerging Markets Fund - Initial Class.
(24) Effective May 1, 2010, Van Eck Worldwide Hard Assets Fund - Initial Class changed its name to Van Eck VIP Global Hard Assets Fund - Initial Class.
(25) Effective June 1, 2010, UIF High Yield Portfolio - Class I Shares was acquired by Invesco Van Kampen V.I. High Yield Fund - Series I.
(26) Effective June 1, 2010, UIF U.S. Mid Cap Value Portfolio - Class I Shares was acquired by Invesco Van Kampen V.I. Mid Cap Value Fund - Series I.

SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust and SunAmerica Series Trust.

                                  VA II - 28

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Sub-accounts above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the appropriate policy prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net premiums from the policies are allocated to the Sub-accounts and invested in the funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principals followed by the Account and the methods of applying those principles are presented below.

Recent Accounting Pronouncements - In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification). The Codification became the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification did not change GAAP and did not have an affect on this financial statement.

Fair Value Measurements - In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008, its required effective date. Since that date, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 - Fair value measurements determined by quoted prices in active markets for identical investments. The Account does not adjust the quoted price for such investments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

                                  VA II - 29

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation - Continued

The Account assets measured at fair value as of December 31, 2010 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share as determined by the Funds. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is presented.

See Note E - Investments for the table presenting information about assets measured at fair value at December 31, 2010.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Policy loans - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Sub-account(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Sub-account(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Policy Charges

Deductions from premium payments - The deductions from each premium payment are for state premium taxes and for other expenses associated with selling and distributing the policy. A summary of premium expense charges for each policy follows:

   ----------------------------------------------------------------------------
   Policies                  Premium Expense Charges
   ----------------------------------------------------------------------------
   Variable Universal Life   5% of each premium payment plus the state
   Policy and Gallery Life   specific premium taxes.
   ----------------------------------------------------------------------------
   Executive Advantage       The maximum charge is 9% of each premium payment.
   ----------------------------------------------------------------------------
   Gemstone Life             5% of each premium payment up to the target
                             premium amount plus 2% of any premium paid in
                             excess of the target premium amount for policy
                             years 1-10. 3% of each premium payment up to the
                             target premium amount plus 2% of any premium paid
                             in excess of the target premium amount beginning
                             in policy year 11. The maximum charge is 8% of
                             each premium payment.
   ----------------------------------------------------------------------------
   Polaris Life and Polaris  Currently 5% for the first 10 policy years and 3%
   Survivorship Life         thereafter. The maximum charge allowed is 8% of
                             each premium payment.
   ----------------------------------------------------------------------------

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Sub-accounts. A summary of the charges by policy follows:

                                  VA II - 30

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

   --------------------------------------------------------------------------------------------------
                                      Mortality and Expense Risk and  Mortality and Expense Risk and
                                      Administrative Charges Current     Administrative Charges
   Policies                                Minimum Annual Rate             Maximum Annual Rate
   --------------------------------------------------------------------------------------------------

   Variable Universal Life Policy and
   Gallery Life                                   0.90%                           0.90%
   --------------------------------------------------------------------------------------------------
   Executive Advantage                            0.10%                           1.00%
   --------------------------------------------------------------------------------------------------
   Gemstone Life                                  0.75%                           0.90%
   --------------------------------------------------------------------------------------------------

   Polaris Life and Polaris
   Survivorship Life                              0.75%                           0.90%
   --------------------------------------------------------------------------------------------------

Monthly administrative and expense charges - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $15 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage.

There may be an additional monthly administrative charge during the first policy year and the 12 months after an increase in face amount per insured. This charge will not exceed $25 a month per insured. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Cost of insurance charge - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

Optional rider charges - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Transfer charges - A transfer charge of $25 may be assessed for each transfer in excess of twelve each policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net premiums and transfers from (to) other sub-accounts or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Surrender charge - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge is based on a table of charges and the premiums paid under the policy or the face amount of the policy (including increases and decreases in the face amount of the policy). For any partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

Policy loan - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                  VA II - 31

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2010, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                        Cost of           Proceeds from
Sub-accounts                                                           Purchases              Sales
---------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A       $      25,272       $         85,706
AllianceBernstein Global Thematic Growth Portfolio - Class A               114,333                234,644
AllianceBernstein Growth and Income Portfolio - Class A                     49,683                266,208
AllianceBernstein Growth Portfolio - Class A                                67,263                247,413
AllianceBernstein Intermediate Bond Portfolio - Class A                     10,997                  3,240
AllianceBernstein Large Cap Growth Portfolio - Class A                      66,756                 78,343
AllianceBernstein Money Market Portfolio - Class A                         329,451                199,222
AllianceBernstein Real Estate Investment Portfolio - Class A                75,313                 73,898
AllianceBernstein Small Cap Growth Portfolio - Class A                      26,128                 63,971
American Century VP Capital Appreciation Fund - Class I                    111,443                 30,156
American Century VP Income & Growth Fund - Class I                          15,146                 29,615
Anchor Series Trust Asset Allocation Portfolio - Class 1                    29,876                 67,949
Anchor Series Trust Capital Appreciation Portfolio - Class 1               157,637                332,056
Anchor Series Trust Government and Quality Bond Portfolio - Class 1        124,275                190,660
Anchor Series Trust Growth Portfolio - Class 1                              91,767                156,181
Anchor Series Trust Natural Resources Portfolio - Class 1                  245,694                227,801
BlackRock Basic Value V.I. Fund - Class I                                    2,931                  3,697
Dreyfus Stock Index Fund, Inc. - Initial Shares                            273,897                390,510
Fidelity VIP Asset Manager Portfolio - Initial Class                       110,355                152,257
Fidelity VIP Contrafund Portfolio - Initial Class                        1,145,897              1,933,956
Fidelity VIP Growth Portfolio - Initial Class                              216,263                313,244
Fidelity VIP High Income Portfolio - Initial Class                          98,479                175,867
Fidelity VIP Index 500 Portfolio - Initial Class                             5,433                  2,784
Fidelity VIP Investment Grade Bond Portfolio - Initial Class               124,966                314,218
Fidelity VIP Money Market Portfolio - Initial Class                        900,965                654,725
Fidelity VIP Overseas Portfolio - Initial Class                             58,822                162,420
Franklin Templeton Templeton Foreign Securities Fund - Class 1               3,495                  3,937
Franklin Templeton Templeton Global Asset Allocation Fund - Class 1        111,086                512,669
Invesco V.I. Capital Appreciation Fund - Series I                           35,934                 47,108
Invesco V.I. International Growth Fund - Series I                          103,058                153,269
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                      12,315                 28,070
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                     4,168                 11,540
Neuberger Berman AMT Partners Portfolio - Class I                           27,992                 29,490
Neuberger Berman AMT Short Duration Bond Portfolio - Class I                59,846                 61,930
Oppenheimer Global Securities Fund/VA - Non-Service Shares                  66,905                111,796
Oppenheimer Main Street Fund/VA - Non-Service Shares                        33,305                143,571
PIMCO VIT Real Return Portfolio - Administrative Class                     444,573                755,592
PIMCO VIT Total Return Portfolio - Administrative Class                     12,902                  4,946
SunAmerica Aggressive Growth Portfolio - Class 1                            97,425                136,391
SunAmerica Alliance Growth Portfolio - Class 1                             226,770                358,958
SunAmerica Balanced Portfolio - Class 1                                     82,600                228,060
SunAmerica Blue Chip Growth Portfolio - Class 1                              9,240                  5,656
SunAmerica Capital Growth Portfolio - Class 1                               19,646                 29,872
SunAmerica Cash Management Portfolio - Class 1                             224,083              1,213,766
SunAmerica Corporate Bond Portfolio - Class 1                              106,384                152,749
SunAmerica Davis Venture Value Portfolio - Class 1                         247,794                313,418
SunAmerica "Dogs" of Wall Street Portfolio - Class 1                        37,395                 19,388
SunAmerica Emerging Markets Portfolio - Class 1                             96,924                140,415
SunAmerica Equity Opportunities Portfolio - Class 1                         62,615                 64,778
SunAmerica Fundamental Growth Portfolio - Class 1                           70,764                128,442
SunAmerica Global Bond Portfolio - Class 1                                 141,836                132,988
SunAmerica Global Equities Portfolio - Class 1                              43,748                 54,956

                                  VA II - 32

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales - Continued

For the year ended December 31, 2010, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                     Cost of            Proceeds from
Sub-accounts                                                        Purchases               Sales
------------------------------------------------------------------------------------------------------
SunAmerica Growth Opportunities Portfolio - Class 1                $     45,299       $         24,653
SunAmerica Growth-Income Portfolio - Class 1                            247,858                189,738
SunAmerica High-Yield Bond Portfolio - Class 1                           81,031                105,029
SunAmerica International Diversified Equities Portfolio - Class 1       105,242                118,989
SunAmerica International Growth and Income Portfolio - Class 1          103,153                148,899
SunAmerica Marsico Focused Growth Portfolio - Class 1                    56,361                 91,698
SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1         24,563                 66,551
SunAmerica MFS Total Return Portfolio - Class 1                         139,891                277,737
SunAmerica Mid-Cap Growth Portfolio - Class 1                           199,664                186,072
SunAmerica Real Estate Portfolio - Class 1                              126,543                 57,819
SunAmerica Technology Portfolio - Class 1                                15,864                 12,290
SunAmerica Telecom Utility Portfolio - Class 1                           34,205                 18,406
SunAmerica Total Return Bond Portfolio - Class 1                         53,336                 17,062
UIF Mid Cap Growth Portfolio - Class I Shares                                 -                378,521
VALIC Company I International Equities Fund                           2,156,563              3,568,869
VALIC Company I Small Cap Index Fund                                    384,805                672,619
Van Eck VIP Emerging Markets Fund - Initial Class                        74,599                 58,019
Van Eck VIP Global Hard Assets Fund - Initial Class                      49,217                231,180
Vanguard VIF Total Bond Market Index Portfolio                            6,116                  3,460

                                  VA II - 33

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2010.

                                                                            Net Asset
                                                                            Value Per Value of Shares Cost of Shares Level
Sub-accounts                                                       Shares     Share    at Fair Value       Held       (a)
--------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A       19,548   $ 11.48 $       224,414 $      200,622   1
AllianceBernstein Global Thematic Growth Portfolio - Class A         77,612     19.47       1,511,100      1,189,599   1
AllianceBernstein Growth and Income Portfolio - Class A              94,934     17.19       1,631,911      2,015,554   1
AllianceBernstein Growth Portfolio - Class A                         81,042     20.15       1,633,002      1,393,908   1
AllianceBernstein Intermediate Bond Portfolio - Class A               4,228     12.39          52,381         48,025   1
AllianceBernstein Large Cap Growth Portfolio - Class A               29,570     27.79         821,746        707,132   1
AllianceBernstein Money Market Portfolio - Class A                  151,788      1.00         151,788        151,788   1
AllianceBernstein Real Estate Investment Portfolio - Class A         48,362     12.02         581,317        654,079   1
AllianceBernstein Small Cap Growth Portfolio - Class A               21,191     16.36         346,682        267,484   1
American Century VP Capital Appreciation Fund - Class I              19,840     14.14         280,543        218,797   1
American Century VP Income & Growth Fund - Class I                   27,985      6.05         169,308        188,037   1
Anchor Series Trust Asset Allocation Portfolio - Class 1             23,708     13.29         315,006        299,997   1
Anchor Series Trust Capital Appreciation Portfolio - Class 1         81,104     36.73       2,978,622      2,915,809   1
Anchor Series Trust Government and Quality Bond
  Portfolio - Class 1                                                44,832     15.07         675,660        674,173   1
Anchor Series Trust Growth Portfolio - Class 1                       53,489     20.76       1,110,645      1,194,002   1
Anchor Series Trust Natural Resources Portfolio - Class 1            25,753     42.83       1,103,109      1,151,153   1
BlackRock Basic Value V.I. Fund - Class I                            16,186     11.94         193,267        239,262   1
Dreyfus Stock Index Fund, Inc. - Initial Shares                     117,022     29.67       3,472,050      3,423,825   1
Fidelity VIP Asset Manager Portfolio - Initial Class                 72,959     14.54       1,060,825      1,032,307   1
Fidelity VIP Contrafund Portfolio - Initial Class                   109,099     23.88       2,605,292      2,630,640   1
Fidelity VIP Growth Portfolio - Initial Class                        78,316     37.09       2,904,750      2,383,385   1
Fidelity VIP High Income Portfolio - Initial Class                   84,775      5.57         472,199        457,928   1
Fidelity VIP Index 500 Portfolio - Initial Class                      1,177    132.39         155,861        174,869   1
Fidelity VIP Investment Grade Bond Portfolio - Initial Class         58,667     12.83         752,697        727,416   1
Fidelity VIP Money Market Portfolio - Initial Class               2,341,235      1.00       2,341,235      2,341,235   1
Fidelity VIP Overseas Portfolio - Initial Class                      21,421     16.77         359,239        354,710   1
Franklin Templeton Templeton Foreign Securities Fund - Class 2       14,254     14.29         203,692        208,537   1
Invesco V.I. Capital Appreciation Fund - Series I                    20,320     23.30         473,452        467,041   1
Invesco V.I. International Growth Fund - Series I                    31,947     28.69         916,566        808,939   1
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                8,396     11.54          96,894         88,088   1
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1              7,441     15.69         116,745         81,060   1
Neuberger Berman AMT Partners Portfolio - Class I                    14,205     11.27         160,086        112,945   1
Neuberger Berman AMT Short Duration Bond Portfolio - Class I         13,213     11.20         147,986        146,736   1
Oppenheimer Global Securities Fund/VA - Non-Service Shares           18,305     30.30         554,648        544,149   1
Oppenheimer Main Street Fund/VA - Non-Service Shares                 19,739     20.88         412,157        423,110   1
PIMCO VIT Real Return Portfolio - Administrative Class              163,481     13.14       2,148,147      2,015,960   1
PIMCO VIT Total Return Portfolio - Administrative Class              21,864     11.08         242,256        225,990   1
SunAmerica Aggressive Growth Portfolio - Class 1                    154,339      9.90       1,527,625      1,472,890   1
SunAmerica Alliance Growth Portfolio - Class 1                      138,726     22.92       3,179,878      2,725,742   1
SunAmerica Balanced Portfolio - Class 1                              57,395     14.38         825,287        792,663   1
SunAmerica Blue Chip Growth Portfolio - Class 1                      10,943      7.33          80,244         58,804   1
SunAmerica Capital Growth Portfolio - Class 1                         3,555      8.61          30,596         25,525   1
SunAmerica Cash Management Portfolio - Class 1                      130,229     10.67       1,389,655      1,420,637   1
SunAmerica Corporate Bond Portfolio - Class 1                        25,565     13.44         343,723        310,141   1
SunAmerica Davis Venture Value Portfolio - Class 1                   76,182     23.20       1,767,696      1,687,842   1
SunAmerica "Dogs" of Wall Street Portfolio - Class 1                 28,031      7.73         216,672        232,414   1
SunAmerica Emerging Markets Portfolio - Class 1                     133,277      9.40       1,253,274        826,665   1
SunAmerica Equity Opportunities Portfolio - Class 1                  27,572     11.60         319,958        314,301   1
SunAmerica Fundamental Growth Portfolio - Class 1                    50,444     16.48         831,184        744,856   1
SunAmerica Global Bond Portfolio - Class 1                           34,038     12.24         416,616        409,301   1
SunAmerica Global Equities Portfolio - Class 1                       34,322     14.09         483,612        451,880   1

                                  VA II - 34

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments - Continued

The following is a summary of fund shares owned as of December 31, 2010.

                                                                               Net Asset
                                                                               Value Per Value of Shares Cost of Shares Level
Sub-accounts                                                         Shares      Share    at Fair Value       Held       (a)
-----------------------------------------------------------------------------------------------------------------------------
SunAmerica Growth Opportunities Portfolio - Class 1                     13,120 $    7.12 $        93,459 $       80,499   1
SunAmerica Growth-Income Portfolio - Class 1                            94,819     19.72       1,870,041      1,973,655   1
SunAmerica High-Yield Bond Portfolio - Class 1                          38,077      5.64         214,895        192,124   1
SunAmerica International Diversified Equities Portfolio - Class 1       61,504      9.09         558,999        580,039   1
SunAmerica International Growth and Income Portfolio - Class 1          78,951      9.14         721,882        930,125   1
SunAmerica Marsico Focused Growth Portfolio - Class 1                   66,164      9.17         606,921        648,906   1
SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1        33,264     13.99         465,519        395,287   1
SunAmerica MFS Total Return Portfolio - Class 1                         54,071     14.62         790,561        723,231   1
SunAmerica Mid-Cap Growth Portfolio - Class 1                          206,528     11.33       2,340,092      1,823,521   1
SunAmerica Real Estate Portfolio - Class 1                              46,440     11.77         546,535        641,075   1
SunAmerica Technology Portfolio - Class 1                               40,070      2.86         114,501         92,225   1
SunAmerica Telecom Utility Portfolio - Class 1                          32,602     10.68         348,113        334,221   1
SunAmerica Total Return Bond Portfolio - Class 1                        10,981      8.71          95,608         90,463   1
UIF Mid Cap Growth Portfolio - Class I Shares                           17,011     12.12         206,169        117,507   1
VALIC Company I International Equities Fund                            178,146      6.43       1,145,481        980,063   1
VALIC Company I Small Cap Index Fund                                    33,878     14.36         486,486        368,737   1
Van Eck VIP Emerging Markets Fund - Initial Class                       30,357     14.14         429,254        339,516   1
Van Eck VIP Global Hard Assets Fund - Initial Class                      8,863     37.67         333,860        250,712   1
Vanguard VIF Total Bond Market Index Portfolio                          13,811     12.06         166,561        155,342   1

(a) Represents the level within the fair value hierarchy under which the portfolio is classified as described in Note B to the financial statements.

                                  VA II - 35

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2010.

                                                                           Accumulation  Accumulation Units Net Increase
Sub-accounts                                                               Units Issued       Redeemed       (Decrease)
------------------------------------------------------------------------------------------------------------------------
   1 AllianceBernstein Balanced Wealth Strategy Portfolio - Class A                2,352        (8,714)         (6,362)
   2 AllianceBernstein Balanced Wealth Strategy Portfolio - Class A                  485          (447)             38
   3 AllianceBernstein Global Thematic Growth Portfolio - Class A                  5,338       (11,886)         (6,548)
   6 AllianceBernstein Global Thematic Growth Portfolio - Class A                  5,237       (10,222)         (4,985)
   3 AllianceBernstein Growth and Income Portfolio - Class A                       5,088       (12,864)         (7,776)
   5 AllianceBernstein Growth and Income Portfolio - Class A                           -          (339)           (339)
   3 AllianceBernstein Growth Portfolio - Class A                                  8,153       (17,236)         (9,083)
   1 AllianceBernstein Intermediate Bond Portfolio - Class A                         930          (454)            476
   1 AllianceBernstein Large Cap Growth Portfolio - Class A                        3,154        (5,259)         (2,105)
   2 AllianceBernstein Large Cap Growth Portfolio - Class A                          236          (218)             18
   6 AllianceBernstein Large Cap Growth Portfolio - Class A                        6,612        (4,181)          2,431
   2 AllianceBernstein Money Market Portfolio - Class A                           27,422       (17,112)         10,310
   2 AllianceBernstein Real Estate Investment Portfolio - Class A                      -           (18)            (18)
   6 AllianceBernstein Real Estate Investment Portfolio - Class A                  2,108        (2,141)            (33)
   1 AllianceBernstein Small Cap Growth Portfolio - Class A                        2,286        (4,731)         (2,445)
   6 American Century VP Capital Appreciation Fund - Class I                      10,299        (2,832)          7,467
   6 American Century VP Income & Growth Fund - Class I                            1,892        (3,548)         (1,656)
   4 Anchor Series Trust Asset Allocation Portfolio - Class 1                      1,428        (4,446)         (3,018)
   4 Anchor Series Trust Capital Appreciation Portfolio - Class 1                 11,995       (20,548)         (8,553)
   6 Anchor Series Trust Capital Appreciation Portfolio - Class 1                  5,646        (8,373)         (2,727)
   4 Anchor Series Trust Government and Quality Bond Portfolio - Class 1           5,742       (11,282)         (5,540)
   4 Anchor Series Trust Growth Portfolio - Class 1                                7,737        (8,670)           (933)
   6 Anchor Series Trust Growth Portfolio - Class 1                                2,802        (8,463)         (5,661)
   4 Anchor Series Trust Natural Resources Portfolio - Class 1                     1,774        (2,862)         (1,088)
   6 Anchor Series Trust Natural Resources Portfolio - Class 1                     2,074        (1,791)            283
   5 BlackRock Basic Value V.I. Fund - Class I                                         -          (386)           (386)
   1 Dreyfus Stock Index Fund, Inc. - Initial Shares                              12,851       (19,032)         (6,181)
   6 Dreyfus Stock Index Fund, Inc. - Initial Shares                               7,324        (9,348)         (2,024)
   1 Fidelity VIP Asset Manager Portfolio - Initial Class                          2,668        (5,622)         (2,954)
   6 Fidelity VIP Asset Manager Portfolio - Initial Class                          4,566        (3,878)            688
   1 Fidelity VIP Contrafund Portfolio - Initial Class                             8,528        (8,230)            298
   5 Fidelity VIP Contrafund Portfolio - Initial Class                                 1          (454)           (453)
   5 Fidelity VIP Contrafund Portfolio - Initial Class                                 -      (105,688)       (105,688)
   5 Fidelity VIP Contrafund Portfolio - Initial Class                           108,964       (74,246)         34,718
   6 Fidelity VIP Contrafund Portfolio - Initial Class                             4,291       (12,415)         (8,124)
   1 Fidelity VIP Growth Portfolio - Initial Class                                14,234       (16,469)         (2,235)
   6 Fidelity VIP Growth Portfolio - Initial Class                                 5,346       (10,365)         (5,019)
   1 Fidelity VIP High Income Portfolio - Initial Class                            1,646        (6,833)         (5,187)
   6 Fidelity VIP High Income Portfolio - Initial Class                            1,178        (2,453)         (1,275)
   5 Fidelity VIP Index 500 Portfolio - Initial Class                                  1          (250)           (249)
   5 Fidelity VIP Index 500 Portfolio - Initial Class                                  -                             -
   1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                  1,578       (10,807)         (9,229)
   6 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                  1,330        (2,357)         (1,027)
   1 Fidelity VIP Money Market Portfolio - Initial Class                          14,910       (13,525)          1,385
   6 Fidelity VIP Money Market Portfolio - Initial Class                          44,742       (24,748)         19,994
   1 Fidelity VIP Overseas Portfolio - Initial Class                               1,905        (7,251)         (5,346)
   5 Franklin Templeton Templeton Foreign Securities Fund - Class 2                    -          (418)           (418)
   6 Franklin Templeton Templeton Global Asset Allocation Fund - Class 1             293       (28,444)        (28,151)
   1 Invesco V.I. Capital Appreciation Fund - Series I                             3,701        (4,422)           (721)
   6 Invesco V.I. Capital Appreciation Fund - Series I                             2,863        (3,504)           (641)
   1 Invesco V.I. International Growth Fund - Series I                             2,305        (6,452)         (4,147)

                                  VA II - 36

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2010.

                                                                         Accumulation  Accumulation Units Net Increase
Sub-accounts                                                             Units Issued       Redeemed       (Decrease)
----------------------------------------------------------------------------------------------------------------------
   6 Invesco V.I. International Growth Fund - Series I                           4,333        (3,322)          1,011
   6 JPMorgan Insurance Trust Core Bond Portfolio - Class 1                      1,063        (2,790)         (1,727)
   6 JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                      568        (1,139)           (571)
   6 Neuberger Berman AMT Partners Portfolio - Class I                           1,977        (2,027)            (50)
   6 Neuberger Berman AMT Short Duration Bond Portfolio - Class I                  506        (1,268)           (762)
   6 Oppenheimer Global Securities Fund/VA - Non-Service Shares                  3,245        (7,354)         (4,109)
   6 Oppenheimer Main Street Fund/VA - Non-Service Shares                        4,387       (16,539)        (12,152)
   5 PIMCO VIT Real Return Portfolio - Administrative Class                          -       (34,229)        (34,229)
   5 PIMCO VIT Real Return Portfolio - Administrative Class                          -        (3,604)         (3,604)
   5 PIMCO VIT Real Return Portfolio - Administrative Class                     34,888       (23,772)         11,116
   5 PIMCO VIT Total Return Portfolio - Administrative Class                         -          (370)           (370)
   4 SunAmerica Aggressive Growth Portfolio - Class 1                           19,684       (20,764)         (1,080)
   6 SunAmerica Aggressive Growth Portfolio - Class 1                            4,885        (7,826)         (2,941)
   4 SunAmerica Alliance Growth Portfolio - Class 1                             43,878       (59,964)        (16,086)
   6 SunAmerica Alliance Growth Portfolio - Class 1                              5,435        (6,695)         (1,260)
   4 SunAmerica Balanced Portfolio - Class 1                                     5,480       (16,566)        (11,086)
   6 SunAmerica Balanced Portfolio - Class 1                                     3,104        (7,996)         (4,892)
   4 SunAmerica Blue Chip Growth Portfolio - Class 1                             1,021          (403)            618
   4 SunAmerica Capital Growth Portfolio - Class 1                                 546        (2,145)         (1,599)
   4 SunAmerica Cash Management Portfolio - Class 1                             13,330       (93,655)        (80,325)
   4 SunAmerica Corporate Bond Portfolio - Class 1                               1,557        (4,907)         (3,350)
   4 SunAmerica Davis Venture Value Portfolio - Class 1                         11,841       (15,453)         (3,612)
   4 SunAmerica "Dogs" of Wall Street Portfolio - Class 1                        1,841          (745)          1,096
   4 SunAmerica Emerging Markets Portfolio - Class 1                             3,469        (5,507)         (2,038)
   4 SunAmerica Equity Opportunities Portfolio - Class 1                         3,351        (3,664)           (313)
   4 SunAmerica Fundamental Growth Portfolio - Class 1                          13,842       (21,901)         (8,059)
   4 SunAmerica Global Bond Portfolio - Class 1                                  2,039        (2,639)           (600)
   6 SunAmerica Global Bond Portfolio - Class 1                                  1,284        (1,466)           (182)
   4 SunAmerica Global Equities Portfolio - Class 1                              4,904        (6,532)         (1,628)
   4 SunAmerica Growth Opportunities Portfolio - Class 1                         3,848          (558)          3,290
   4 SunAmerica Growth-Income Portfolio - Class 1                               18,603       (17,487)          1,116
   6 SunAmerica Growth-Income Portfolio - Class 1                               15,024        (8,823)          6,201
   4 SunAmerica High-Yield Bond Portfolio - Class 1                                903        (3,597)         (2,694)
   4 SunAmerica International Diversified Equities Portfolio - Class 1           7,557       (11,446)         (3,889)
   4 SunAmerica International Growth and Income Portfolio - Class 1              7,412       (13,856)         (6,444)
   6 SunAmerica Marsico Focused Growth Portfolio - Class 1                       3,792        (6,449)         (2,657)
   4 SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1            4,419        (8,757)         (4,338)
   4 SunAmerica MFS Total Return Portfolio - Class 1                             8,588       (18,372)         (9,784)
   4 SunAmerica Mid-Cap Growth Portfolio - Class 1                              21,065       (17,554)          3,511
   6 SunAmerica Mid-Cap Growth Portfolio - Class 1                              11,857       (14,770)         (2,913)
   4 SunAmerica Real Estate Portfolio - Class 1                                  4,625        (2,001)          2,624
   4 SunAmerica Technology Portfolio - Class 1                                   5,627        (3,447)          2,180
   4 SunAmerica Telecom Utility Portfolio - Class 1                              2,640        (1,856)            784
   4 SunAmerica Total Return Bond Portfolio - Class 1                            2,418          (660)          1,758
   5 UIF Mid Cap Growth Portfolio - Class I Shares                                   -       (47,743)        (47,743)
   5 UIF Mid Cap Growth Portfolio - Class I Shares                              50,308       (34,279)         16,029
   5 VALIC Company I International Equities Fund                                     -      (255,778)       (255,778)
   5 VALIC Company I International Equities Fund                                     -          (746)           (746)
   5 VALIC Company I International Equities Fund                               278,696      (189,899)         88,797
   5 VALIC Company I Small Cap Index Fund                                            -       (47,053)        (47,053)
   5 VALIC Company I Small Cap Index Fund                                            -          (559)           (559)
   5 VALIC Company I Small Cap Index Fund                                       44,227       (30,136)         14,091

                                  VA II - 37

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2010.

                                                           Accumulation  Accumulation Units Net Increase
Sub-accounts                                               Units Issued       Redeemed       (Decrease)
--------------------------------------------------------------------------------------------------------
   1 Van Eck VIP Emerging Markets Fund - Initial Class             2,541       (1,817)            724
   1 Van Eck VIP Global Hard Assets Fund - Initial Class             470       (6,117)         (5,647)
   5 Vanguard VIF Total Bond Market Index Portfolio                    -         (275)           (275)

                                  VA II - 38

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2009.

                                                                           Accumulation  Accumulation Units  Net Increase
Sub-accounts                                                               Units Issued       Redeemed        (Decrease)
--------------------------------------------------------------------------------------------------------------------------
   1 AIM V.I. Capital Appreciation Fund - Series I                                 4,624           (8,644)         (4,020)
   6 AIM V.I. Capital Appreciation Fund - Series I                                 3,997           (3,440)            557
   1 AIM V.I. International Growth Fund - Series I                                 3,709          (10,323)         (6,614)
   6 AIM V.I. International Growth Fund - Series I                                 2,210           (5,367)         (3,157)
   1 AllianceBernstein Balanced Wealth Strategy Portfolio - Class A               13,353           (4,238)          9,115
   2 AllianceBernstein Balanced Wealth Strategy Portfolio - Class A                    -              (52)            (52)
   3 AllianceBernstein Global Thematic Growth Portfolio - Class A                  8,922          (17,141)         (8,219)
   6 AllianceBernstein Global Thematic Growth Portfolio - Class A                  7,778           (9,889)         (2,111)
   3 AllianceBernstein Growth and Income Portfolio - Class A                       7,449          (21,669)        (14,220)
   5 AllianceBernstein Growth and Income Portfolio - Class A                           -             (353)           (353)
   3 AllianceBernstein Growth Portfolio - Class A                                 11,238          (28,769)        (17,531)
   1 AllianceBernstein Intermediate Bond Portfolio - Class A                         312           (1,236)           (924)
   1 AllianceBernstein Large Cap Growth Portfolio - Class A                        4,258          (10,970)         (6,712)
   2 AllianceBernstein Large Cap Growth Portfolio - Class A                           52              (75)            (23)
   6 AllianceBernstein Large Cap Growth Portfolio - Class A                        6,132           (6,756)           (624)
   2 AllianceBernstein Money Market Portfolio - Class A                                -           (4,071)         (4,071)
   2 AllianceBernstein Real Estate Investment Portfolio - Class A                      -              (51)            (51)
   6 AllianceBernstein Real Estate Investment Portfolio - Class A                  2,878           (6,345)         (3,467)
   1 AllianceBernstein Small Cap Growth Portfolio - Class A                        2,817           (7,825)         (5,008)
   6 AllianceBernstein Utility Income Portfolio - Class A                          1,477          (22,538)        (21,061)
   6 American Century VP Capital Appreciation Fund - Class I                       4,161           (2,009)          2,152
   6 American Century VP Income & Growth Fund - Class I                            2,816           (4,371)         (1,555)
   4 Anchor Series Trust Asset Allocation Portfolio - Class 1                      2,678          (20,378)        (17,700)
   4 Anchor Series Trust Capital Appreciation Portfolio - Class 1                 15,059          (63,791)        (48,732)
   6 Anchor Series Trust Capital Appreciation Portfolio - Class 1                  8,656          (14,342)         (5,686)
   4 Anchor Series Trust Government and Quality Bond Portfolio - Class 1           6,033          (18,361)        (12,328)
   4 Anchor Series Trust Growth Portfolio - Class 1                                8,632          (45,078)        (36,446)
   6 Anchor Series Trust Growth Portfolio - Class 1                                4,007           (6,142)         (2,135)
   4 Anchor Series Trust Natural Resources Portfolio - Class 1                     1,789           (6,666)         (4,877)
   6 Anchor Series Trust Natural Resources Portfolio - Class 1                       958           (3,253)         (2,295)
   5 BlackRock Basic Value V.I. Fund - Class I                                         1             (402)           (401)
   1 Dreyfus Stock Index Fund, Inc. - Initial Shares                              16,116          (36,492)        (20,376)
   6 Dreyfus Stock Index Fund, Inc. - Initial Shares                               9,852          (19,627)         (9,775)
   1 Fidelity VIP Asset Manager Portfolio - Initial Class                          4,517           (9,511)         (4,994)
   6 Fidelity VIP Asset Manager Portfolio - Initial Class                          3,706           (2,882)            824
   1 Fidelity VIP Contrafund Portfolio - Initial Class                             5,932          (13,888)         (7,956)
   5 Fidelity VIP Contrafund Portfolio - Initial Class                                 -             (473)           (473)
   5 Fidelity VIP Contrafund Portfolio - Initial Class                            18,650           (2,597)         16,053
   6 Fidelity VIP Contrafund Portfolio - Initial Class                             6,748          (11,541)         (4,793)
   1 Fidelity VIP Growth Portfolio - Initial Class                                16,359          (32,662)        (16,303)
   6 Fidelity VIP Growth Portfolio - Initial Class                                 8,716           (9,394)           (678)
   1 Fidelity VIP High Income Portfolio - Initial Class                            2,555           (5,097)         (2,542)
   6 Fidelity VIP High Income Portfolio - Initial Class                            1,459           (2,129)           (670)
   5 Fidelity VIP Index 500 Portfolio - Initial Class                                  -             (260)           (260)
   5 Fidelity VIP Index 500 Portfolio - Initial Class                                  -                 -              -
   1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                  6,116           (7,502)         (1,386)
   6 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                  1,459           (5,546)         (4,087)
   1 Fidelity VIP Money Market Portfolio - Initial Class                           7,717          (23,702)        (15,985)
   6 Fidelity VIP Money Market Portfolio - Initial Class                          16,713          (19,692)         (2,979)
   1 Fidelity VIP Overseas Portfolio - Initial Class                               1,925          (11,031)         (9,106)
   5 Franklin Templeton Templeton Foreign Securities Fund - Class 2                    -             (435)           (435)
   6 Franklin Templeton Templeton Global Asset Allocation Fund - Class 1           1,768           (2,462)           (694)

                                  VA II - 39

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2009.

                                                                         Accumulation   Accumulation Units   Net Increase
Sub-accounts                                                             Units Issued        Redeemed         (Decrease)
----------------------------------------------------------------------------------------------------------------------------
   6 JPMorgan Bond Portfolio                                                        493          (11,669)           (11,176)
   6 JPMorgan Insurance Trust Core Bond Portfolio - Class 1                      10,737             (559)            10,178
   6 JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                     8,827             (476)             8,351
   6 JPMorgan U.S. Large Cap Core Equity Portfolio                                  500          (10,755)           (10,255)
   6 Neuberger Berman AMT Partners Portfolio - Class I                            3,315           (9,460)            (6,145)
   6 Neuberger Berman AMT Short Duration Bond Portfolio - Class I                 3,100           (1,386)             1,714
   6 Oppenheimer Global Securities Fund/VA - Non-Service Shares                   4,411          (10,766)            (6,355)
   6 Oppenheimer Main Street Fund/VA - Non-Service Shares                         7,187          (13,763)            (6,576)
   5 PIMCO VIT Real Return Portfolio - Administrative Class                       6,957             (422)             6,535
   5 PIMCO VIT Real Return Portfolio - Administrative Class                           -           (3,756)            (3,756)
   5 PIMCO VIT Total Return Portfolio - Administrative Class                          -             (385)              (385)
   4 SunAmerica Aggressive Growth Portfolio - Class 1                            29,369          (28,368)             1,001
   6 SunAmerica Aggressive Growth Portfolio - Class 1                             8,457           (6,448)             2,009
   4 SunAmerica Alliance Growth Portfolio - Class 1                              54,671          (90,208)           (35,537)
   6 SunAmerica Alliance Growth Portfolio - Class 1                               8,354          (11,435)            (3,081)
   4 SunAmerica Balanced Portfolio - Class 1                                      9,516          (41,998)           (32,482)
   6 SunAmerica Balanced Portfolio - Class 1                                      4,761           (6,591)            (1,830)
   4 SunAmerica Blue Chip Growth Portfolio - Class 1                              1,437           (5,894)            (4,457)
   4 SunAmerica Capital Growth Portfolio - Class 1                                  686           (4,962)            (4,276)
   4 SunAmerica Cash Management Portfolio - Class 1                              93,794          (96,754)            (2,960)
   4 SunAmerica Corporate Bond Portfolio - Class 1                                7,874           (3,249)             4,625
   4 SunAmerica Davis Venture Value Portfolio - Class 1                          13,072          (45,390)           (32,318)
   4 SunAmerica "Dogs" of Wall Street Portfolio - Class 1                         1,832           (8,463)            (6,631)
   4 SunAmerica Emerging Markets Portfolio - Class 1                              4,585          (21,190)           (16,605)
   4 SunAmerica Equity Opportunities Portfolio - Class 1                          4,008          (11,168)            (7,160)
   4 SunAmerica Fundamental Growth Portfolio - Class 1                           18,535          (34,694)           (16,159)
   4 SunAmerica Global Bond Portfolio - Class 1                                   8,724          (17,337)            (8,613)
   6 SunAmerica Global Bond Portfolio - Class 1                                   2,181           (7,413)            (5,232)
   4 SunAmerica Global Equities Portfolio - Class 1                              17,561          (28,990)           (11,429)
   4 SunAmerica Growth Opportunities Portfolio - Class 1                          4,197           (9,346)            (5,149)
   4 SunAmerica Growth-Income Portfolio - Class 1                                20,172          (39,337)           (19,165)
   6 SunAmerica Growth-Income Portfolio - Class 1                                11,718          (22,939)           (11,221)
   4 SunAmerica High-Yield Bond Portfolio - Class 1                               4,768           (2,849)             1,919
   4 SunAmerica International Diversified Equities Portfolio - Class 1            6,232          (23,939)           (17,707)
   4 SunAmerica International Growth and Income Portfolio - Class 1               9,728          (16,104)            (6,376)
   6 SunAmerica Marsico Focused Growth Portfolio - Class 1                        5,807          (11,428)            (5,621)
   4 SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1            16,491          (14,798)             1,693
   4 SunAmerica MFS Total Return Portfolio - Class 1                              9,524          (25,097)           (15,573)
   4 SunAmerica Mid-Cap Growth Portfolio - Class 1                               26,431          (62,917)           (36,486)
   6 SunAmerica Mid-Cap Growth Portfolio - Class 1                               16,969          (20,770)            (3,801)
   4 SunAmerica Real Estate Portfolio - Class 1                                   3,440           (8,902)            (5,462)
   4 SunAmerica Technology Portfolio - Class 1                                    6,971          (30,242)           (23,271)
   4 SunAmerica Telecom Utility Portfolio - Class 1                               3,807           (5,437)            (1,630)
   4 SunAmerica Total Return Bond Portfolio - Class 1                               937           (2,173)            (1,236)
   5 UIF Mid Cap Growth Portfolio - Class I Shares                                9,001           (5,127)             3,874
   5 VALIC Company I International Equities Fund                                 51,784           (3,622)            48,162
   5 VALIC Company I International Equities Fund                                      1             (775)              (774)
   5 VALIC Company I Small Cap Index Fund                                         8,287           (2,036)             6,251
   5 VALIC Company I Small Cap Index Fund                                             1             (582)              (581)
   1 Van Eck Worldwide Emerging Markets Fund - Initial Class                      1,293           (5,066)            (3,773)
   1 Van Eck Worldwide Hard Assets Fund - Initial Class                             597           (5,018)            (4,421)
   5 Vanguard VIF Total Bond Market Index Portfolio                                   -             (286)              (286)

                                  VA II - 40

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                                         ACCUMULATION ACCUMULATION UNITS NET INCREASE
SUB-ACCOUNTS                                                             UNITS ISSUED      REDEEMED       (DECREASE)
---------------------------------------------------------------------------------------------------------------------

Footnotes
   1 Variable Universal Life Policy product.
   2 Gallery Life product.
   3 Variable Universal Life Policy product or Gallery Life product. 4 Polaris product or Polaris Survivorship product.
   5 Executive Advantage product.
   6 Gemstone Life product.

                                  VA II - 41

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2010 are as follows:

                                                                                          Investment           Total
                                                                  Unit                      Income    Expense  Return
Sub-accounts                                           Units      Value      Net Assets   Ratio (a)  Ratio (b)  (c)
---------------------------------------------------------------------------------------------------------------------
   1 AllianceBernstein Balanced Wealth Strategy
     Portfolio - Class A                                 20,039 $    11.17 $      223,776      2.76%     0.90%  9.62%
   2 AllianceBernstein Balanced Wealth Strategy
     Portfolio - Class A                                     57      11.17            638     29.72%     0.90%  9.62%
   3 AllianceBernstein Global Thematic Growth
     Portfolio - Class A                                 60,545      18.74      1,134,880      1.53%     0.90% 17.87%
   6 AllianceBernstein Global Thematic Growth
     Portfolio - Class A                                 49,177       7.65        376,220      1.53%     0.75% 18.05%
   3 AllianceBernstein Growth and Income
     Portfolio - Class A                                 51,268      28.34      1,453,179      0.00%     0.90% 12.08%
   5 AllianceBernstein Growth and Income
     Portfolio - Class A                                 17,621      10.14        178,732      0.00%     0.20% 12.87%
   3 AllianceBernstein Growth Portfolio - Class A        77,730      21.01      1,633,002      0.26%     0.90% 14.03%
   1 AllianceBernstein Intermediate Bond
     Portfolio - Class A                                  4,407      11.89         52,382      5.27%     0.90%  8.22%
   1 AllianceBernstein Large Cap Growth Portfolio
     - Class A                                           32,603      13.73        447,694      0.46%     0.90%  9.11%
   2 AllianceBernstein Large Cap Growth Portfolio
     - Class A                                              827      14.09         11,657      0.54%     0.90%  9.11%
   6 AllianceBernstein Large Cap Growth Portfolio
     - Class A                                           44,513       8.14        362,396      0.44%     0.75%  9.28%
   2 AllianceBernstein Money Market Portfolio -
     Class A                                             11,999      12.65        151,789      0.02%     0.90% -0.89%
   2 AllianceBernstein Real Estate Investment
     Portfolio - Class A                                      1      25.63             14      0.72%     0.90% 25.21%
   6 AllianceBernstein Real Estate Investment
     Portfolio - Class A                                 21,607      26.90        581,302      1.37%     0.75% 25.40%
   1 AllianceBernstein Small Cap Growth Portfolio
     - Class A                                           21,734      15.95        346,683      0.00%     0.90% 35.68%
   6 American Century VP Capital Appreciation
     Fund - Class I                                      19,944      14.07        280,543      0.00%     0.75% 30.31%
   6 American Century VP Income & Growth Fund -
     Class I                                             16,009      10.58        169,308      1.50%     0.75% 13.29%
   4 Anchor Series Trust Asset Allocation
     Portfolio - Class 1                                 19,730      15.97        315,007      2.53%     0.75% 13.01%
   4 Anchor Series Trust Capital Appreciation
     Portfolio - Class 1                                105,631      18.58      1,962,415      0.12%     0.75% 21.82%
   6 Anchor Series Trust Capital Appreciation
     Portfolio - Class 1                                 74,024      13.73      1,016,208      0.12%     0.75% 21.82%
   4 Anchor Series Trust Government and Quality
     Bond Portfolio - Class 1                            40,993      16.48        675,660      4.33%     0.75%  4.20%
   4 Anchor Series Trust Growth Portfolio - Class
     1                                                   63,942      13.08        836,348      0.66%     0.75% 13.29%
   6 Anchor Series Trust Growth Portfolio - Class
     1                                                   24,474      11.21        274,297      0.66%     0.75% 13.29%
   4 Anchor Series Trust Natural Resources
     Portfolio - Class 1                                 11,798      56.65        668,340      0.85%     0.75% 15.33%
   6 Anchor Series Trust Natural Resources
     Portfolio - Class 1                                  9,689      44.87        434,769      0.85%     0.75% 15.33%
   5 BlackRock Basic Value V.I. Fund - Class I           19,913       9.71        193,266      1.59%     0.20% 12.58%
   1 Dreyfus Stock Index Fund, Inc. - Initial
     Shares                                             108,366      24.40      2,643,988      1.73%     0.90% 13.81%
   6 Dreyfus Stock Index Fund, Inc. - Initial
     Shares                                              81,049      10.22        828,063      1.76%     0.75% 13.98%
   1 Fidelity VIP Asset Manager Portfolio -
     Initial Class                                       31,303      24.08        753,692      1.66%     0.90% 13.24%
   6 Fidelity VIP Asset Manager Portfolio -
     Initial Class                                       22,549      13.62        307,133      1.66%     0.75% 13.41%
   1 Fidelity VIP Contrafund Portfolio - Initial
     Class                                               51,263      22.37      1,146,665      0.84%     0.90% 16.17%
   5 Fidelity VIP Contrafund Portfolio - Initial
     Class                                               23,312      12.77        297,657      0.84%     0.20% 16.98%
   5 Fidelity VIP Contrafund Portfolio - Initial
     Class                                                    -      11.21              -      0.84%     0.45% 16.69%
   5 Fidelity VIP Contrafund Portfolio - Initial
     Class                                               34,718      10.66        370,032      2.09%     0.10% 25.76%
   6 Fidelity VIP Contrafund Portfolio - Initial
     Class                                               50,729      15.59        790,937      0.84%     0.75% 16.34%
   1 Fidelity VIP Growth Portfolio - Initial Class      104,827      22.04      2,310,701      0.27%     0.90% 23.06%
   6 Fidelity VIP Growth Portfolio - Initial Class       67,608       8.79        594,050      0.27%     0.75% 23.25%
   1 Fidelity VIP High Income Portfolio - Initial
     Class                                               17,290      17.49        302,465      7.10%     0.90% 12.80%
   6 Fidelity VIP High Income Portfolio - Initial
     Class                                               10,062      16.87        169,733      7.10%     0.75% 12.97%
   5 Fidelity VIP Index 500 Portfolio - Initial
     Class                                               13,818      11.28        155,849      1.92%     0.20% 14.79%
   5 Fidelity VIP Index 500 Portfolio - Initial
     Class                                                    1      15.81             12      1.92%     0.65% 14.28%
   1 Fidelity VIP Investment Grade Bond Portfolio
     - Initial Class                                     23,392      21.52        503,438      3.34%     0.90%  6.84%
   6 Fidelity VIP Investment Grade Bond Portfolio
     - Initial Class                                     15,246      16.35        249,260      3.34%     0.75%  7.00%
   1 Fidelity VIP Money Market Portfolio -
     Initial Class                                       64,096      15.09        966,986      0.18%     0.90% -0.66%
   6 Fidelity VIP Money Market Portfolio -
     Initial Class                                      115,760      11.87      1,374,250      0.18%     0.75% -0.51%
   1 Fidelity VIP Overseas Portfolio - Initial
     Class                                               18,345      19.58        359,238      1.19%     0.90% 12.10%
   5 Franklin Templeton Templeton Foreign
     Securities Fund - Class 2                           21,497       9.48        203,692      1.77%     0.20%  8.19%
   6 Franklin Templeton Templeton Global Asset
     Allocation Fund - Class 1                                -          -              -     11.22%     0.75%  3.74%
   1 Invesco V.I. Capital Appreciation Fund
     - Series I *                                        28,952      10.99        318,124      0.72%     0.90% 14.45%
   6 Invesco V.I. Capital Appreciation Fund
     - Series I *                                        20,507       7.57        155,328      0.72%     0.75% 14.63%
   1 Invesco V.I. International Growth Fund -
     Series I *                                          30,387      19.31        586,805      2.24%     0.90% 11.85%

                                  VA II - 42

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2010 are as follows:

                                                                                      Investment
                                                                 Unit                   Income    Expense    Total
Sub-accounts                                           Units     Value    Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------
 6 Invesco V.I. International Growth
   Fund - Series I *                                     21,284 $  15.49 $    329,761      2.24%     0.75%     12.02%
 6 JPMorgan Insurance Trust Core Bond
   Portfolio - Class 1                                    8,451    11.47       96,894      3.47%     0.75%      8.42%
 6 JPMorgan Insurance Trust U.S. Equity
   Portfolio - Class 1                                    7,780    15.00      116,745      0.84%     0.75%     12.73%
 6 Neuberger Berman AMT Partners
   Portfolio - Class I                                   11,691    13.69      160,085      0.70%     0.75%     14.80%
 6 Neuberger Berman AMT Short Duration Bond
   Portfolio - Class I                                   11,833    12.51      147,986      5.17%     0.75%      4.50%
 6 Oppenheimer Global Securities
   Fund/VA - Non-Service Shares                          43,014    12.89      554,648      1.42%     0.75%     15.10%
 6 Oppenheimer Main Street
   Fund/VA - Non-Service Shares                          38,615    10.67      412,157      1.15%     0.75%     15.24%
 5 PIMCO VIT Real Return
   Portfolio - Administrative Class                     178,326    11.32    2,019,277      1.44%     0.20%      7.89%
 5 PIMCO VIT Real Return
   Portfolio - Administrative Class                      11,116    11.59      128,871      1.44%     0.10%      2.89%
 5 PIMCO VIT Real Return
   Portfolio - Administrative Class                           -    13.19            -      1.44%     0.45%      7.62%
 5 PIMCO VIT Total Return
   Portfolio - Administrative Class                      19,517    12.41      242,256      2.45%     0.20%      7.89%
 4 SunAmerica Aggressive Growth
   Portfolio - Class 1                                  132,282     9.52    1,258,793      0.00%     0.75%     20.26%
 6 SunAmerica Aggressive Growth
   Portfolio - Class 1                                   36,989     7.27      268,831      0.00%     0.75%     20.26%
 4 SunAmerica Alliance Growth Portfolio - Class 1       300,005     8.98    2,694,861      0.80%     0.75%      9.42%
 6 SunAmerica Alliance Growth Portfolio - Class 1        54,626     8.88      485,017      0.80%     0.75%      9.42%
 4 SunAmerica Balanced Portfolio - Class 1               52,942    10.68      565,362      1.81%     0.75%     11.00%
 6 SunAmerica Balanced Portfolio - Class 1               25,494    10.20      259,925      1.81%     0.75%     11.00%
 4 SunAmerica Blue Chip Growth
   Portfolio - Class 1                                   11,921     6.73       80,245      0.28%     0.75%     11.68%
 4 SunAmerica Capital Growth Portfolio - Class 1          4,020     7.61       30,595      0.00%     0.75%      8.42%
 4 SunAmerica Cash Management
   Portfolio - Class 1                                  115,026    12.08    1,389,656      0.00%     0.75%     -0.98%
 4 SunAmerica Corporate Bond Portfolio - Class 1         16,751    20.52      343,723      7.57%     0.75%     10.14%
 4 SunAmerica Davis Venture Value
   Portfolio - Class 1                                   80,926    21.84    1,767,696      0.71%     0.75%     11.35%
 4 SunAmerica "Dogs" of Wall Street
   Portfolio - Class 1                                   16,220    13.36      216,672      2.83%     0.75%     15.87%
 4 SunAmerica Emerging Markets
   Portfolio - Class 1                                   40,556    30.90    1,253,273      1.34%     0.75%     17.63%
 4 SunAmerica Equity Opportunities
   Portfolio - Class 1                                   27,487    11.64      319,958      0.69%     0.75%     16.22%
 4 SunAmerica Fundamental Growth
   Portfolio - Class 1                                  107,513     7.73      831,183      0.00%     0.75%     16.13%
 4 SunAmerica Global Bond Portfolio - Class 1            16,235    17.64      286,357      4.40%     0.75%      5.49%
 6 SunAmerica Global Bond Portfolio - Class 1             8,066    16.15      130,259      4.40%     0.75%      5.49%
 4 SunAmerica Global Equities Portfolio - Class 1        45,018    10.74      483,613      1.65%     0.75%     13.49%
 4 SunAmerica Growth Opportunities
   Portfolio - Class 1                                   15,233     6.14       93,459      0.00%     0.75%     23.41%
 4 SunAmerica Growth-Income Portfolio - Class 1         118,692     9.57    1,135,911      0.93%     0.75%     10.67%
 6 SunAmerica Growth-Income Portfolio - Class 1          82,700     8.88      734,130      0.93%     0.75%     10.67%
 4 SunAmerica High-Yield Bond Portfolio - Class 1        13,079    16.43      214,895     12.36%     0.75%     13.75%
 4 SunAmerica International Diversified Equities
   Portfolio - Class 1                                   53,907    10.37      559,000      3.56%     0.75%      7.69%
 4 SunAmerica International Growth and Income
   Portfolio - Class 1                                   60,338    11.96      721,882      3.78%     0.75%      6.30%
 6 SunAmerica Marsico Focused Growth
   Portfolio - Class 1                                   47,418    12.80      606,921      0.39%     0.75%     16.53%
 4 SunAmerica MFS Massachusetts Investors Trust
   Portfolio - Class 1                                   42,012    11.08      465,519      0.90%     0.75%     10.36%
 4 SunAmerica MFS Total Return Portfolio - Class 1       48,558    16.28      790,561      3.18%     0.75%      9.22%
 4 SunAmerica Mid-Cap Growth Portfolio - Class 1        122,433    12.02    1,471,974      0.00%     0.75%     24.52%
 6 SunAmerica Mid-Cap Growth Portfolio - Class 1        119,160     7.29      868,118      0.00%     0.75%     24.52%
 4 SunAmerica Real Estate Portfolio - Class 1            22,356    24.45      546,534      1.84%     0.75%     19.00%
 4 SunAmerica Technology Portfolio - Class 1             44,101     2.60      114,501      0.00%     0.75%     19.37%
 4 SunAmerica Telecom Utility Portfolio - Class 1        30,067    11.58      348,113      2.76%     0.75%     12.74%
 4 SunAmerica Total Return Bond
   Portfolio - Class 1                                    4,717    20.27       95,609      1.92%     0.75%      5.55%
 5 UIF Mid Cap Growth Portfolio - Class I Shares              -    13.97            -      0.00%     0.45%     31.72%
 5 UIF Mid Cap Growth Portfolio - Class I Shares         16,029    12.86      206,169      0.00%     0.10%     30.68%
 5 VALIC Company I International Equities Fund           39,405     8.55      336,785      0.41%     0.20%      8.25%
 5 VALIC Company I International Equities Fund           88,797     9.11      808,695      0.41%     0.10%     24.39%
 5 VALIC Company I International Equities Fund                -     9.58            -      0.41%     0.45%      7.98%
 5 VALIC Company I Small Cap Index Fund                       -    11.08            -      1.32%     0.45%     25.98%
 5 VALIC Company I Small Cap Index Fund                  29,634    11.08      328,368      0.46%     0.20%     26.30%
 5 VALIC Company I Small Cap Index Fund                  14,091    11.22      158,117      0.46%     0.10%     30.13%

                                  VA II - 43

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2010 are as follows:

                                                                                      Investment
                                                                Unit                    Income    Expense    Total
Sub-accounts                                         Units      Value     Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------
 1 Van Eck VIP Emerging Markets Fund - Initial
   Class *                                             15,160 $    28.32 $    429,254      0.52%     0.90%     25.70%
 1 Van Eck VIP Global Hard Assets Fund - Initial
   Class *                                              7,531      44.33      333,860      0.42%     0.90%     28.08%
 5 Vanguard VIF Total Bond Market Index Portfolio      14,380      11.58      166,560      3.58%     0.20%      6.29%

                                  VA II - 44

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2009 are as follows:

                                                                                      Investment
                                                                 Unit                Income Ratio  Expense    Total
Sub-accounts                                          Units     Value    Net Assets      (a)      Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
 1 AIM V.I. Capital Appreciation Fund - Series I        29,673 $   9.60 $    284,874       0.62%      0.90%      19.99%
 6 AIM V.I. Capital Appreciation Fund - Series I        21,148     6.61      139,743       0.62%      0.75%      20.17%
 1 AIM V.I. International Growth Fund - Series I        34,534    17.27      596,223       1.41%      0.90%      34.03%
 6 AIM V.I. International Growth Fund - Series I        20,273    13.83      280,390       1.41%      0.75%      34.23%
 1 AllianceBernstein Balanced Wealth Strategy
   Portfolio - Class A                                  26,401    10.19      268,941       0.77%      0.90%      23.76%
 2 AllianceBernstein Balanced Wealth Strategy
   Portfolio - Class A                                      19    10.19          194       1.22%      0.90%      23.76%
 3 AllianceBernstein Global Thematic Growth
   Portfolio - Class A *                                67,093    15.90    1,066,947       0.00%      0.90%      52.11%
 6 AllianceBernstein Global Thematic Growth
   Portfolio - Class A *                                54,162     6.48      351,013       0.00%      0.75%      52.34%
 3 AllianceBernstein Growth and Income Portfolio
   - Class A                                            59,044    25.29    1,493,199       3.79%      0.90%      19.74%
 5 AllianceBernstein Growth and Income Portfolio
   - Class A                                            17,960     8.99      161,403       4.02%      0.20%      20.58%
 3 AllianceBernstein Growth Portfolio - Class A         86,813    18.42    1,599,456       0.00%      0.90%      32.04%
 1 AllianceBernstein Intermediate Bond Portfolio
   - Class A                                             3,931    10.98       43,169       3.46%      0.90%      17.45%
 1 AllianceBernstein Large Cap Growth Portfolio -
   Class A                                              34,708    12.58      436,796       0.14%      0.90%      36.29%
 2 AllianceBernstein Large Cap Growth Portfolio -
   Class A                                                 809    12.91       10,444       0.15%      0.90%      36.29%
 6 AllianceBernstein Large Cap Growth Portfolio -
   Class A                                              42,082     7.45      313,516       0.15%      0.75%      36.49%
 2 AllianceBernstein Money Market Portfolio -
   Class A                                               1,689    12.76       21,559       0.25%      0.90%      -0.73%
 2 AllianceBernstein Real Estate Investment
   Portfolio - Class A                                      19    20.47          382       3.02%      0.90%      28.30%
 6 AllianceBernstein Real Estate Investment
   Portfolio - Class A                                  21,640    21.45      464,282       2.50%      0.75%      28.49%
 1 AllianceBernstein Small Cap Growth Portfolio -
   Class A                                              24,179    11.76      284,273       0.00%      0.90%      40.49%
 6 AllianceBernstein Utility Income Portfolio -
   Class A                                                   -        -            -       8.66%      0.75%       8.93%
 6 American Century VP Capital Appreciation Fund
   - Class I                                            12,477    10.79      134,685       0.67%      0.75%      36.05%
 6 American Century VP Income & Growth Fund -
   Class I                                              17,665     9.33      164,902       4.27%      0.75%      17.21%
 4 Anchor Series Trust Asset Allocation Portfolio
   - Class 1                                            22,748    14.13      321,399       3.48%      0.75%      21.39%
 4 Anchor Series Trust Capital Appreciation
   Portfolio - Class 1                                 114,184    15.25    1,741,417       0.00%      0.75%      35.74%
 6 Anchor Series Trust Capital Appreciation
   Portfolio - Class 1                                  76,751    11.27      864,955       0.00%      0.75%      35.74%
 4 Anchor Series Trust Government and Quality
   Bond Portfolio - Class 1                             46,533    15.82      736,030       4.36%      0.75%       3.49%
 4 Anchor Series Trust Growth Portfolio - Class 1       64,875    11.55      748,986       0.95%      0.75%      37.36%
 6 Anchor Series Trust Growth Portfolio - Class 1       30,135     9.89      298,112       0.95%      0.75%      37.36%
 4 Anchor Series Trust Natural Resources
   Portfolio - Class 1                                  12,886    49.12      632,932       1.48%      0.75%      56.88%
 6 Anchor Series Trust Natural Resources
   Portfolio - Class 1                                   9,406    38.91      365,953       1.48%      0.75%      56.88%
 5 BlackRock Basic Value V.I. Fund - Class I            20,299     8.62      175,001       2.05%      0.20%      30.88%
 1 Dreyfus Stock Index Fund, Inc. - Initial Shares     114,547    21.44    2,455,656       1.90%      0.90%      25.20%
 6 Dreyfus Stock Index Fund, Inc. - Initial Shares      83,073     8.96      744,644       1.98%      0.75%      25.39%
 1 Fidelity VIP Asset Manager Portfolio - Initial
   Class                                                34,257    21.26      728,364       2.31%      0.90%      27.96%
 6 Fidelity VIP Asset Manager Portfolio - Initial
   Class                                                21,861    12.01      262,560       2.31%      0.75%      28.15%
 1 Fidelity VIP Contrafund Portfolio - Initial
   Class                                                50,965    19.26      981,327       1.32%      0.90%      34.49%
 5 Fidelity VIP Contrafund Portfolio - Initial
   Class                                                23,765    10.91      259,398       1.47%      0.20%      35.44%
 5 Fidelity VIP Contrafund Portfolio - Initial
   Class                                               105,688     9.61    1,015,247       1.47%      0.45%      35.10%
 6 Fidelity VIP Contrafund Portfolio - Initial
   Class                                                58,853    13.40      788,702       1.32%      0.75%      34.70%
 1 Fidelity VIP Growth Portfolio - Initial Class       107,062    17.91    1,917,711       0.42%      0.90%      27.14%
 6 Fidelity VIP Growth Portfolio - Initial Class        72,627     7.13      517,787       0.42%      0.75%      27.33%
 1 Fidelity VIP High Income Portfolio - Initial
   Class                                                22,477    15.51      348,567       8.08%      0.90%      42.67%
 6 Fidelity VIP High Income Portfolio - Initial
   Class                                                11,337    14.93      169,276       8.08%      0.75%      42.88%
 5 Fidelity VIP Index 500 Portfolio - Initial
   Class                                                14,067     9.83      138,221       2.46%      0.20%      26.35%
 5 Fidelity VIP Index 500 Portfolio - Initial
   Class                                                     1    13.83           10       2.46%      0.65%      25.79%
 1 Fidelity VIP Investment Grade Bond Portfolio -
   Initial Class                                        32,621    20.14      657,124       8.69%      0.90%      14.69%
 6 Fidelity VIP Investment Grade Bond Portfolio -
   Initial Class                                        16,273    15.28      248,647       8.69%      0.75%      14.86%
 1 Fidelity VIP Money Market Portfolio - Initial
   Class                                                62,711    15.19      952,330       0.77%      0.90%      -0.18%
 6 Fidelity VIP Money Market Portfolio - Initial
   Class                                                95,766    11.93    1,142,665       0.77%      0.75%      -0.03%
 1 Fidelity VIP Overseas Portfolio - Initial Class      23,691    17.47      413,830       1.80%      0.90%      25.40%
 5 Franklin Templeton Templeton Foreign
   Securities Fund - Class 2                            21,915     8.76      191,933       3.07%      0.20%      36.77%

                                  VA II - 45

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2009 are as follows:

                                                                                        Investment
                                                                 Unit                  Income Ratio  Expense    Total
Sub-accounts                                          Units      Value     Net Assets      (a)      Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------------
 6 Franklin Templeton Templeton Global Asset
   Allocation Fund - Class 1                            28,151 $    15.85 $    446,108     8.90%      0.75%       21.30%
 6 JPMorgan Bond Portfolio                                   -          -            -    11.94%      0.75%       -1.64%
 6 JPMorgan Insurance Trust Core Bond Portfolio -
   Class 1                                              10,178      10.58      107,642     0.00%      0.75%        5.76%
 6 JPMorgan Insurance Trust U.S. Equity Portfolio
   - Class 1                                             8,351      13.31      111,158     0.00%      0.75%       33.11%
 6 JPMorgan U.S. Large Cap Core Equity Portfolio             -          -            -     4.97%      0.75%       -1.30%
 6 Neuberger Berman AMT Partners Portfolio -
   Class I                                              11,741      11.93      140,047     2.17%      0.75%       54.91%
 6 Neuberger Berman AMT Short Duration Bond
   Portfolio - Class I                                  12,595      11.97      150,745     8.65%      0.75%       12.48%
 6 Oppenheimer Global Securities Fund/VA -
   Non-Service Shares                                   47,123      11.20      527,921     2.22%      0.75%       38.73%
 6 Oppenheimer Main Street Fund/VA - Non- Service
   Shares                                               50,767       9.26      470,198     1.87%      0.75%       27.33%
 5 PIMCO VIT Real Return Portfolio -
   Administrative Class                                181,930      10.50    1,909,458     3.04%      0.20%       18.12%
 5 PIMCO VIT Real Return Portfolio -
   Administrative Class                                 34,229      12.26      419,506     3.04%      0.45%       17.83%
 5 PIMCO VIT Total Return Portfolio -
   Administrative Class                                 19,887      11.50      228,797     5.27%      0.20%       13.81%
 4 SunAmerica Aggressive Growth Portfolio - Class
   1                                                   133,362       7.91    1,055,290     0.14%      0.75%       39.43%
 6 SunAmerica Aggressive Growth Portfolio - Class
   1                                                    39,930       6.04      241,318     0.14%      0.75%       39.43%
 4 SunAmerica Alliance Growth Portfolio - Class 1      316,091       8.21    2,594,967     0.60%      0.75%       39.98%
 6 SunAmerica Alliance Growth Portfolio - Class 1       55,886       8.11      453,492     0.60%      0.75%       39.98%
 4 SunAmerica Balanced Portfolio - Class 1              64,028       9.62      615,962     3.00%      0.75%       23.10%
 6 SunAmerica Balanced Portfolio - Class 1              30,386       9.19      279,094     3.00%      0.75%       23.10%
 4 SunAmerica Blue Chip Growth Portfolio - Class 1      11,303       6.03       68,128     0.29%      0.75%       35.82%
 4 SunAmerica Capital Growth Portfolio - Class 1         5,619       7.02       39,446     0.00%      0.75%       42.42%
 4 SunAmerica Cash Management Portfolio - Class 1      195,351      12.20    2,383,428     2.53%      0.75%       -0.70%
 4 SunAmerica Corporate Bond Portfolio - Class 1        20,101      18.63      374,483     6.92%      0.75%       29.99%
 4 SunAmerica Davis Venture Value Portfolio -
   Class 1                                              84,538      19.62    1,658,434     1.42%      0.75%       32.51%
 4 SunAmerica "Dogs" of Wall Street Portfolio -
   Class 1                                              15,124      11.53      174,353     3.99%      0.75%       19.25%
 4 SunAmerica Emerging Markets Portfolio - Class 1      42,594      26.27    1,118,933     0.00%      0.75%       75.33%
 4 SunAmerica Equity Opportunities Portfolio -
   Class 1                                              27,800      10.02      278,455     1.19%      0.75%       31.11%
 4 SunAmerica Fundamental Growth Portfolio -
   Class 1                                             115,572       6.66      769,354     0.00%      0.75%       34.96%
 4 SunAmerica Global Bond Portfolio - Class 1           16,835      16.72      281,491     2.81%      0.75%        6.69%
 6 SunAmerica Global Bond Portfolio - Class 1            8,248      15.31      126,267     2.81%      0.75%        6.69%
 4 SunAmerica Global Equities Portfolio - Class 1       46,646       9.47      441,540     2.53%      0.75%       28.43%
 4 SunAmerica Growth Opportunities Portfolio -
   Class 1                                              11,943       4.97       59,376     0.00%      0.75%       17.37%
 4 SunAmerica Growth-Income Portfolio - Class 1        117,576       8.65    1,016,720     1.38%      0.75%       27.22%
 6 SunAmerica Growth-Income Portfolio - Class 1         76,499       8.02      613,598     1.38%      0.75%       27.22%
 4 SunAmerica High-Yield Bond Portfolio - Class 1       15,773      14.44      227,834     9.48%      0.75%       40.96%
 4 SunAmerica International Diversified Equities
   Portfolio - Class 1                                  57,796       9.63      556,550     1.21%      0.75%       28.18%
 4 SunAmerica International Growth and Income
   Portfolio - Class 1                                  66,782      11.25      751,624     0.00%      0.75%       26.80%
 6 SunAmerica Marsico Focused Growth Portfolio -
   Class 1                                              50,075      10.98      549,988     0.81%      0.75%       29.73%
 4 SunAmerica MFS Massachusetts Investors Trust
   Portfolio - Class 1                                  46,350      10.04      465,368     1.36%      0.75%       25.79%
 4 SunAmerica MFS Total Return Portfolio - Class 1      58,342      14.91      869,682     3.54%      0.75%       17.59%
 4 SunAmerica Mid-Cap Growth Portfolio - Class 1       118,922       9.66    1,148,211     0.00%      0.75%       41.36%
 6 SunAmerica Mid-Cap Growth Portfolio - Class 1       122,073       5.85      714,214     0.00%      0.75%       41.36%
 4 SunAmerica Real Estate Portfolio - Class 1           19,732      20.54      405,340     1.88%      0.75%       28.82%
 4 SunAmerica Technology Portfolio - Class 1            41,921       2.17       91,178     0.00%      0.75%       49.28%
 4 SunAmerica Telecom Utility Portfolio - Class 1       29,283      10.27      300,739     5.27%      0.75%       31.08%
 4 SunAmerica Total Return Bond Portfolio - Class
   1                                                     2,959      19.20       56,833     1.66%      0.75%       10.76%
 5 UIF Mid Cap Growth Portfolio - Class I Shares        47,743      10.60      506,282     0.00%      0.45%       56.95%
 5 VALIC Company I International Equities Fund *       255,778       8.87    2,268,662     2.85%      0.45%       29.02%
 5 VALIC Company I International Equities Fund *        40,151       7.90      317,018     2.85%      0.20%       29.34%
 5 VALIC Company I Small Cap Index Fund *               47,053       8.79      413,690     1.77%      0.45%       27.65%
 5 VALIC Company I Small Cap Index Fund *               30,193       8.77      264,903     1.77%      0.20%       27.97%
 1 Van Eck Worldwide Emerging Markets Fund -
   Initial Class                                        14,436      22.53      325,188     0.18%      0.90%      111.27%

                                  VA II - 46

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2009 are as follows:

                                                                                       Investment
                                                                Unit                  Income Ratio  Expense    Total
Sub-accounts                                         Units      Value     Net Assets      (a)      Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
 1 Van Eck Worldwide Hard Assets Fund - Initial
   Class                                               13,178 $    34.61 $    456,095       0.28%    0.90%       56.12%
 5 Vanguard VIF Total Bond Market Index Portfolio      14,655      10.90      159,705       4.28%    0.20%        5.73%

                                  VA II - 47

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                                        Investment
                                                                Unit                      Income    Expense    Total
Sub-accounts                                         Units      Value      Net Assets   Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
 5 AIG Retirement Company I International
   Equities Fund *                                          - $    11.81 $            -      5.02%     0.65%   -43.76%
 5 AIG Retirement Company I International
   Equities Fund *                                    207,616       6.87      1,427,321      5.02%     0.45%   -43.65%
 5 AIG Retirement Company I International
   Equities Fund *                                     40,925       6.10        249,836      5.02%     0.20%   -38.95%
 5 AIG Retirement Company I Small Cap Index Fund *          -      11.00              -      2.16%     0.65%   -34.90%
 5 AIG Retirement Company I Small Cap Index Fund *     40,802       6.89        281,038      2.16%     0.45%   -34.77%
 5 AIG Retirement Company I Small Cap Index Fund *     30,774       6.86        210,992      2.16%     0.20%   -31.44%
 1 AIM V.I. Capital Appreciation Fund - Series I       33,693       8.00        269,568      0.00%     0.90%   -43.01%
 6 AIM V.I. Capital Appreciation Fund - Series I       20,591       5.50        113,222      0.00%     0.75%   -42.92%
 1 AIM V.I. International Growth Fund - Series I       41,148      12.88        530,039      0.50%     0.90%   -40.92%
 6 AIM V.I. International Growth Fund - Series I       23,430      10.30        241,417      0.50%     0.75%   -40.83%
 1 AllianceBernstein Balanced Shares Portfolio -
   Class A                                                  -          -              -      9.15%     0.90%   -15.98%
 2 AllianceBernstein Balanced Shares Portfolio -
   Class A                                                  -          -              -      8.44%     0.90%   -15.98%
 1 AllianceBernstein Balanced Wealth Strategy
   Portfolio - Class A                                 17,286       8.23        142,277      0.00%     0.90%   -17.69%
 2 AllianceBernstein Balanced Wealth Strategy
   Portfolio - Class A                                     71       8.23            588      0.00%     0.90%   -17.69%
 1 AllianceBernstein Global Bond Portfolio -
   Class A                                                  -          -              -     22.27%     0.90%     5.10%
 3 AllianceBernstein Global Technology Portfolio
   - Class A                                           75,312      10.45        787,354      0.00%     0.90%   -47.84%
 6 AllianceBernstein Global Technology Portfolio
   - Class A                                           56,273       4.25        239,393      0.00%     0.75%   -47.76%
 3 AllianceBernstein Growth and Income Portfolio
   - Class A                                           73,264      21.12      1,547,359      2.10%     0.90%   -41.14%
 5 AllianceBernstein Growth and Income Portfolio
   - Class A                                           18,313       7.45        136,481      2.90%     0.20%   -40.72%
 5 AllianceBernstein Growth and Income Portfolio
   - Class A                                                -      10.91              -      2.90%     0.65%   -40.99%
 5 AllianceBernstein Growth and Income Portfolio
   - Class A                                                -       7.08              -      2.90%     0.45%   -40.87%
 3 AllianceBernstein Growth Portfolio - Class A       104,344      13.95      1,455,971      0.00%     0.90%   -42.99%
 2 AllianceBernstein High Yield Portfolio - Class
   A                                                        -          -              -      0.00%     0.90%    -0.79%
 1 AllianceBernstein Intermediate Bond Portfolio
   - Class A *                                          4,855       9.35         45,397      0.00%     0.90%    -6.49%
 1 AllianceBernstein Large Cap Growth Portfolio -
   Class A                                             41,420       9.23        382,483      0.00%     0.90%   -40.20%
 2 AllianceBernstein Large Cap Growth Portfolio -
   Class A                                                832       9.47          7,881      0.00%     0.90%   -40.20%
 6 AllianceBernstein Large Cap Growth Portfolio -
   Class A                                             42,706       5.46        233,107      0.00%     0.75%   -40.11%
 2 AllianceBernstein Money Market Portfolio -
   Class A                                              5,760      12.86         74,058      2.79%     0.90%     0.98%
 2 AllianceBernstein Real Estate Investment
   Portfolio - Class A                                     70      15.95          1,113      2.04%     0.90%   -36.26%
 6 AllianceBernstein Real Estate Investment
   Portfolio - Class A                                 25,107      16.70        419,218      1.90%     0.75%   -36.17%
 1 AllianceBernstein Small Cap Growth Portfolio -
   Class A                                             29,187       8.37        244,260      0.00%     0.90%   -46.03%
 6 AllianceBernstein Utility Income Portfolio -
   Class A                                             21,061       9.74        205,197      3.16%     0.75%   -37.06%
 6 American Century VP Capital Appreciation Fund
   - Class I                                           10,325       7.93         81,919      0.00%     0.75%   -46.59%
 6 American Century VP Income & Growth Fund -
   Class I                                             19,220       7.96        153,066      2.15%     0.75%   -35.08%
 4 Anchor Series Trust Asset Allocation Portfolio
   - Class 1                                           40,448      11.64        470,794      3.42%     0.75%   -23.62%
 4 Anchor Series Trust Capital Appreciation
   Portfolio - Class 1                                162,916      11.24      1,830,451      0.00%     0.75%   -40.80%
 6 Anchor Series Trust Capital Appreciation
   Portfolio - Class 1                                 82,437       8.30        684,426      0.00%     0.75%   -40.80%
 4 Anchor Series Trust Government and Quality
   Bond Portfolio - Class 1                            58,861      15.28        899,660      4.57%     0.75%     3.56%
 4 Anchor Series Trust Growth Portfolio - Class 1     101,321       8.41        851,607      0.79%     0.75%   -40.86%
 6 Anchor Series Trust Growth Portfolio - Class 1      32,270       7.20        232,408      0.79%     0.75%   -40.86%
 4 Anchor Series Trust Natural Resources
   Portfolio - Class 1                                 17,763      31.31        556,120      1.18%     0.75%   -50.17%
 6 Anchor Series Trust Natural Resources
   Portfolio - Class 1                                 11,701      24.80        290,191      1.18%     0.75%   -50.17%
 5 BlackRock Basic Value V.I. Fund - Class I                -      10.05              -      2.43%     0.65%   -37.18%
 5 BlackRock Basic Value V.I. Fund - Class I           20,700       6.59        136,361      2.43%     0.20%   -34.13%
 1 Dreyfus Stock Index Fund, Inc. - Initial Shares    134,923      17.12      2,310,241      2.14%     0.90%   -37.71%
 6 Dreyfus Stock Index Fund, Inc. - Initial Shares     92,848       7.15        663,736      2.21%     0.75%   -37.61%
 1 Fidelity VIP Asset Manager Portfolio - Initial
   Class                                               39,251      16.62        652,211      2.69%     0.90%   -29.36%
 6 Fidelity VIP Asset Manager Portfolio - Initial
   Class                                               21,037       9.37        197,165      2.69%     0.75%   -29.25%
 1 Fidelity VIP Contrafund Portfolio - Initial
   Class                                               58,921      14.32        843,552      1.00%     0.90%   -43.03%
 5 Fidelity VIP Contrafund Portfolio - Initial
   Class                                               24,238       8.06        195,332      1.48%     0.20%   -42.63%
 5 Fidelity VIP Contrafund Portfolio - Initial
   Class                                                    -      12.56              -      1.48%     0.65%   -42.89%

                                  VA II - 48

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                                    Investment
                                                            Unit                      Income    Expense    Total
Sub-accounts                                     Units      Value      Net Assets   Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------------
 5 Fidelity VIP Contrafund Portfolio -
   Initial Class                                   89,635 $     7.11 $      637,337      1.48%     0.45%     -42.77%
 6 Fidelity VIP Contrafund Portfolio -
   Initial Class                                   63,646       9.95        633,236      1.00%     0.75%     -42.94%
 1 Fidelity VIP Growth Portfolio - Initial
   Class                                          123,365      14.09      1,738,061      0.84%     0.90%     -47.64%
 6 Fidelity VIP Growth Portfolio - Initial
   Class                                           73,305       5.60        410,450      0.84%     0.75%     -47.56%
 1 Fidelity VIP High Income Portfolio -
   Initial Class                                   25,019      10.87        271,958      9.25%     0.90%     -25.66%
 6 Fidelity VIP High Income Portfolio -
   Initial Class                                   12,007      10.45        125,475      9.25%     0.75%     -25.55%
 5 Fidelity VIP Index 500 Portfolio -
   Initial Class                                   14,327       7.78        111,411      0.61%     0.20%     -37.12%
 5 Fidelity VIP Index 500 Portfolio -
   Initial Class                                        1      11.00              8      0.61%     0.65%     -37.41%
 5 Fidelity VIP Index 500 Portfolio -
   Initial Class                                        -       7.34              -      0.61%     0.45%     -37.28%
 1 Fidelity VIP Investment Grade Bond
   Portfolio - Initial Class                       34,007      17.56        597,322      4.17%     0.90%      -4.12%
 6 Fidelity VIP Investment Grade Bond
   Portfolio - Initial Class                       20,360      13.30        270,855      4.17%     0.75%      -3.97%
 1 Fidelity VIP Money Market Portfolio -
   Initial Class                                   78,696      15.21      1,197,255      3.02%     0.90%       2.10%
 6 Fidelity VIP Money Market Portfolio -
   Initial Class                                   98,745      11.94      1,178,592      3.02%     0.75%       2.25%
 1 Fidelity VIP Overseas Portfolio - Initial
   Class                                           32,797      13.93        456,874      2.65%     0.90%     -44.31%
 5 Franklin Templeton Franklin Money Market
   Fund - Class 1                                       -          -              -      2.44%     0.45%       0.90%
 5 Franklin Templeton Templeton Foreign
   Securities Fund - Class 2                            -      10.11              -      2.43%     0.65%     -40.76%
 5 Franklin Templeton Templeton Foreign
   Securities Fund - Class 2                       22,350       6.40        143,120      2.43%     0.20%     -35.96%
 6 Franklin Templeton Templeton Global Asset
   Allocation Fund - Class 1                       28,845      13.06        376,848     11.00%     0.75%     -25.53%
 6 JPMorgan Bond Portfolio                         11,176      10.77        120,362      9.07%     0.75%     -16.58%
 6 JPMorgan U.S. Large Cap Core Equity
   Portfolio                                       10,255       6.78         69,526      1.33%     0.75%     -34.47%
 6 Neuberger Berman AMT Partners Portfolio -
   Class I                                         17,886       7.70        137,716      0.65%     0.75%     -52.75%
 6 Neuberger Berman AMT Short Duration Bond
   Portfolio - Class I *                           10,881      10.64        115,782      4.56%     0.75%     -14.08%
 6 Oppenheimer Global Securities Fund/VA -
   Non-Service Shares                              53,478       8.08        431,867      1.53%     0.75%     -40.64%
 6 Oppenheimer Main Street Fund/VA - Non-
   Service Shares                                  57,343       7.27        417,120      1.62%     0.75%     -38.93%
 5 PIMCO VIT Real Return Portfolio -
   Administrative Class                                 -      11.07              -      3.69%     0.65%      -7.64%
 5 PIMCO VIT Real Return Portfolio -
   Administrative Class                           185,686       8.89      1,649,875      3.69%     0.20%     -11.15%
 5 PIMCO VIT Real Return Portfolio -
   Administrative Class                            27,694      10.40        288,057      3.69%     0.45%      -7.45%
 5 PIMCO VIT Total Return Portfolio -
   Administrative Class                                 -      12.13              -      4.78%     0.65%       4.12%
 5 PIMCO VIT Total Return Portfolio -
   Administrative Class                            20,272      10.11        204,927      4.78%     0.20%       1.09%
 5 PIMCO VIT Total Return Portfolio -
   Administrative Class                                 -      11.80              -      4.78%     0.45%       4.32%
 4 SunAmerica Aggressive Growth Portfolio -
   Class 1                                        132,361       5.68        751,172      0.65%     0.75%     -52.99%
 6 SunAmerica Aggressive Growth Portfolio -
   Class 1                                         37,921       4.33        164,367      0.65%     0.75%     -52.99%
 4 SunAmerica Alliance Growth Portfolio -
   Class 1                                        351,628       5.86      2,062,216      0.16%     0.75%     -41.18%
 6 SunAmerica Alliance Growth Portfolio -
   Class 1                                         58,967       5.80        341,828      0.16%     0.75%     -41.18%
 4 SunAmerica Balanced Portfolio - Class 1         96,510       7.81        754,213      3.34%     0.75%     -26.45%
 6 SunAmerica Balanced Portfolio - Class 1         32,216       7.46        240,376      3.34%     0.75%     -26.45%
 4 SunAmerica Blue Chip Growth Portfolio -
   Class 1                                         15,760       4.44         69,944      0.55%     0.75%     -39.46%
 4 SunAmerica Capital Growth Portfolio -
   Class 1                                          9,895       4.93         48,772      0.00%     0.75%     -45.57%
 4 SunAmerica Cash Management Portfolio -
   Class 1                                        198,311      12.29      2,436,538      2.93%     0.75%       0.42%
 4 SunAmerica Corporate Bond Portfolio -
   Class 1                                         15,476      14.33        221,803      4.49%     0.75%      -8.47%
 4 SunAmerica Davis Venture Value Portfolio
   - Class 1                                      116,856      14.80      1,730,056      1.73%     0.75%     -38.62%
 4 SunAmerica "Dogs" of Wall Street
   Portfolio - Class 1                             21,755       9.67        210,320      3.34%     0.75%     -27.14%
 4 SunAmerica Emerging Markets Portfolio -
   Class 1                                         59,199      14.98        886,971      1.79%     0.75%     -56.94%
 4 SunAmerica Equity Opportunities Portfolio
   - Class 1                                       34,960       7.64        267,085      1.57%     0.75%     -38.93%
 4 SunAmerica Fundamental Growth Portfolio -
   Class 1                                        131,731       4.93        649,762      0.00%     0.75%     -45.25%
 4 SunAmerica Global Bond Portfolio - Class 1      25,448      15.67        398,805      3.58%     0.75%       4.88%
 6 SunAmerica Global Bond Portfolio - Class 1      13,480      14.35        193,418      3.58%     0.75%       4.88%
 4 SunAmerica Global Equities Portfolio -
   Class 1                                         58,075       7.37        428,034      2.36%     0.75%     -43.81%
 4 SunAmerica Growth Opportunities Portfolio
   - Class 1                                       17,092       4.24         72,397      0.00%     0.75%     -36.36%
 4 SunAmerica Growth-Income Portfolio -
   Class 1                                        136,741       6.80        929,463      1.17%     0.75%     -43.33%

                                  VA II - 49

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                                   Investment
                                                            Unit                     Income    Expense    Total
Sub-accounts                                     Units      Value     Net Assets   Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------------------
 6 SunAmerica Growth-Income Portfolio -
   Class 1                                         87,720 $    6.30 $      553,060      1.17%     0.75%     -43.33%
 4 SunAmerica High-Yield Bond Portfolio -
   Class 1                                         13,854     10.25        141,964     11.73%     0.75%     -32.66%
 4 SunAmerica International Diversified
   Equities Portfolio - Class 1                    75,503      7.51        567,220      3.52%     0.75%     -39.92%
 4 SunAmerica International Growth and
   Income Portfolio - Class 1                      73,158      8.88        649,356      2.74%     0.75%     -46.31%
 6 SunAmerica Marsico Focused Growth
   Portfolio - Class 1                             55,696      8.47        471,549      0.52%     0.75%     -41.26%
 4 SunAmerica MFS Massachusetts Investors
   Trust Portfolio - Class 1                       44,657      7.98        356,447      1.09%     0.75%     -32.94%
 4 SunAmerica MFS Total Return Portfolio -
   Class 1                                         73,915     12.68        936,964      3.38%     0.75%     -22.60%
 4 SunAmerica Mid-Cap Growth Portfolio -
   Class 1                                        155,408      6.83      1,061,440      0.00%     0.75%     -43.79%
 6 SunAmerica Mid-Cap Growth Portfolio -
   Class 1                                        125,874      4.14        520,963      0.00%     0.75%     -43.79%
 4 SunAmerica Real Estate Portfolio - Class 1      25,194     15.95        401,775      3.59%     0.75%     -44.32%
 4 SunAmerica Technology Portfolio - Class 1       65,192      1.46         94,982      0.00%     0.75%     -51.50%
 4 SunAmerica Telecom Utility Portfolio -
   Class 1                                         30,913      7.84        242,205      2.67%     0.75%     -37.91%
 4 SunAmerica Total Return Bond Portfolio -
   Class 1 *                                        4,195     17.34         72,733      3.19%     0.75%       4.29%
 5 UIF Mid Cap Growth Portfolio - Class I
   Shares                                          43,869      6.76        296,394      0.64%     0.45%     -47.01%
 5 UIF U.S. Mid Cap Value Portfolio - Class
   I Shares                                             -      7.19              -      1.62%     0.45%     -41.55%
 1 Van Eck Worldwide Emerging Markets Fund -
   Initial Class                                   18,209     10.66        194,144      0.00%     0.90%     -65.10%
 1 Van Eck Worldwide Hard Assets Fund -
   Initial Class                                   17,599     22.17        390,151      0.36%     0.90%     -46.61%
 5 Vanguard VIF Total Bond Market Index
   Portfolio                                            -     11.98              -      4.24%     0.65%       4.55%
 5 Vanguard VIF Total Bond Market Index
   Portfolio                                       14,941     10.31        154,002      4.24%     0.20%       3.07%

                                  VA II - 50

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                        Investment
                                                                Unit                      Income    Expense    Total
Sub-accounts                                         Units      Value      Net Assets   Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
 1 AIM V.I. Capital Appreciation Fund -
   Series I                                            38,190 $    14.04 $      536,135      0.00%     0.90%     11.00%
 6 AIM V.I. Capital Appreciation Fund -
   Series I                                            22,468       9.63        216,449      0.00%     0.75%     11.17%
 1 AIM V.I. International Growth Fund -
   Series I                                            52,688      21.80      1,148,668      0.44%     0.90%     13.69%
 6 AIM V.I. International Growth Fund -
   Series I                                            25,357      17.41        441,530      0.44%     0.75%     13.86%
 1 AllianceBernstein Balanced Shares Portfolio
   - Class A                                           18,747      13.92        261,046      2.54%     0.90%      2.12%
 2 AllianceBernstein Balanced Shares Portfolio
   - Class A                                               69      19.13          1,327      2.76%     0.90%      2.12%
 1 AllianceBernstein Global Bond Portfolio -
   Class A                                              3,433      15.13         51,944      2.96%     0.90%      9.36%
 3 AllianceBernstein Global Technology
   Portfolio - Class A                                 82,255      20.04      1,648,700      0.00%     0.90%     19.12%
 6 AllianceBernstein Global Technology
   Portfolio - Class A                                 53,602       8.14        436,535      0.00%     0.75%     19.29%
 3 AllianceBernstein Growth and Income
   Portfolio - Class A                                 80,820      35.88      2,899,868      1.56%     0.90%      4.17%
 5 AllianceBernstein Growth and Income
   Portfolio - Class A                                      -      12.57              -      2.17%     0.20%      4.91%
 5 AllianceBernstein Growth and Income
   Portfolio - Class A                                 12,636      18.49        233,631      2.17%     0.65%      4.43%
 5 AllianceBernstein Growth and Income
   Portfolio - Class A                                 32,807      11.98        392,989      2.17%     0.45%      4.64%
 3 AllianceBernstein Growth Portfolio -
   Class A                                            122,194      24.47      2,990,652      0.00%     0.90%     12.01%
 1 AllianceBernstein Large Cap Growth
   Portfolio - Class A                                 50,014      15.44        772,350      0.00%     0.90%     12.89%
 2 AllianceBernstein Large Cap Growth
   Portfolio - Class A                                    846      15.84         13,398      0.00%     0.90%     12.89%
 5 AllianceBernstein Large Cap Growth
   Portfolio - Class A                                      -      12.27              -      0.00%     0.20%     13.69%
 5 AllianceBernstein Large Cap Growth
   Portfolio - Class A                                      -      16.50              -      0.00%     0.65%     13.18%
 6 AllianceBernstein Large Cap Growth
   Portfolio - Class A                                 42,844       9.11        390,496      0.00%     0.75%     13.06%
 2 AllianceBernstein Money Market Portfolio -
   Class A                                              1,827      12.73         23,259      4.30%     0.90%      3.40%
 2 AllianceBernstein Real Estate Investment
   Portfolio - Class A                                    109      25.03          2,727      1.45%     0.90%    -15.30%
 6 AllianceBernstein Real Estate Investment
   Portfolio - Class A                                 26,989      26.16        705,944      1.56%     0.75%    -15.17%
 1 AllianceBernstein Small Cap Growth
   Portfolio - Class A                                 30,679      15.51        475,730      0.00%     0.90%     13.05%
 6 AllianceBernstein Utility Income Portfolio -
   Class A                                             20,016      15.48        309,854      2.12%     0.75%     21.43%
 6 American Century VP Capital Appreciation
   Fund - Class I                                      12,961      14.85        192,530      0.00%     0.75%     44.71%
 6 American Century VP Income & Growth
   Fund - Class I                                      23,079      12.27        283,091      1.95%     0.75%     -0.82%
 5 American Century VP International Fund -
   Class I                                                  -      16.23              -      1.44%     0.20%     17.82%
 5 American Century VP International Fund -
   Class I                                                  -      22.12              -      1.44%     0.65%     17.29%
 4 Anchor Series Trust Asset Allocation
   Portfolio - Class 1                                 40,886      15.24        623,068      3.05%     0.75%      7.63%
 4 Anchor Series Trust Capital Appreciation
   Portfolio - Class 1                                195,925      18.98      3,718,245      0.34%     0.75%     26.75%
 6 Anchor Series Trust Capital Appreciation
   Portfolio - Class 1                                 83,090      14.02      1,165,224      0.34%     0.75%     26.75%
 4 Anchor Series Trust Government and
   Quality Bond Portfolio - Class 1                    49,193      14.76        726,076      3.88%     0.75%      5.49%
 4 Anchor Series Trust Growth Portfolio - Class
   1                                                  108,583      14.21      1,543,309      0.72%     0.75%      9.37%
 6 Anchor Series Trust Growth Portfolio - Class
   1                                                   38,954      12.18        474,419      0.72%     0.75%      9.37%
 4 Anchor Series Trust Natural Resources
   Portfolio - Class 1                                 16,314      62.83      1,025,034      1.11%     0.75%     39.15%
 6 Anchor Series Trust Natural Resources
   Portfolio - Class 1                                 14,498      49.77        721,595      1.11%     0.75%     39.15%
 5 BlackRock Basic Value V.I. Fund - Class I           13,713      15.99        219,289      1.59%     0.65%      1.16%
 1 Dreyfus Stock Index Fund, Inc. - Initial
   Shares                                             155,337      27.49      4,269,700      1.72%     0.90%      4.31%
 6 Dreyfus Stock Index Fund, Inc. - Initial
   Shares                                              92,858      11.46      1,063,995      1.66%     0.75%      4.46%
 1 Dreyfus VIF Small Company Stock Portfolio
   - Initial Shares                                         -          -              -      0.00%     0.90%      8.62%
 6 Dreyfus VIF Small Company Stock Portfolio
   - Initial Shares                                         -          -              -      0.00%     0.75%      8.67%
 1 Fidelity VIP Asset Manager Portfolio -
   Initial Class                                       44,956      23.52      1,057,452      5.88%     0.90%     14.46%
 6 Fidelity VIP Asset Manager Portfolio -
   Initial Class                                       21,751      13.25        288,141      5.88%     0.75%     14.64%
 1 Fidelity VIP Contrafund Portfolio - Initial
   Class                                               66,995      25.13      1,683,583      0.95%     0.90%     16.53%
 5 Fidelity VIP Contrafund Portfolio - Initial
   Class                                                    -      14.05              -      0.68%     0.20%     17.36%
 5 Fidelity VIP Contrafund Portfolio - Initial
   Class                                               15,715      21.99        345,543      0.68%     0.65%     16.83%
 6 Fidelity VIP Contrafund Portfolio - Initial
   Class                                               65,358      17.44      1,139,704      0.95%     0.75%     16.71%
 5 Fidelity VIP Contrafund Portfolio - Initial
   Class                                               34,893      12.42        433,528      0.68%     0.45%     17.06%
 1 Fidelity VIP Growth Portfolio - Initial Class      135,687      26.91      3,651,115      0.83%     0.90%     25.82%
 6 Fidelity VIP Growth Portfolio - Initial Class       68,322      10.68        729,539      0.83%     0.75%     26.01%
 1 Fidelity VIP High Income Portfolio - Initial
   Class                                               26,812      14.62        392,023      8.04%     0.90%      1.86%

                                  VA II - 51

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                       Investment
                                                               Unit                      Income    Expense    Total
Sub-accounts                                        Units      Value      Net Assets   Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------------------------------------------------------------
 6 Fidelity VIP High Income Portfolio - Initial
   Class                                              13,029 $    14.04 $      182,869      8.04%     0.75%      2.01%
 5 Fidelity VIP Index 500 Portfolio - Initial
   Class                                                   -      12.37              -      4.13%     0.20%      5.23%
 5 Fidelity VIP Index 500 Portfolio - Initial
   Class                                              10,225      17.57        179,648      4.13%     0.65%      4.75%
 5 Fidelity VIP Index 500 Portfolio - Initial
   Class                                              70,406      11.71        824,438      4.13%     0.45%      4.96%
 1 Fidelity VIP Investment Grade Bond
   Portfolio - Initial Class                          36,137      18.32        661,990      4.09%     0.90%      3.41%
 6 Fidelity VIP Investment Grade Bond
   Portfolio - Initial Class                          20,752      13.85        287,497      4.09%     0.75%      3.56%
 1 Fidelity VIP Money Market Portfolio -
   Initial Class                                      88,288      14.90      1,315,574      5.78%     0.90%      4.26%
 6 Fidelity VIP Money Market Portfolio -
   Initial Class                                     105,555      11.67      1,232,137      5.78%     0.75%      4.42%
 1 Fidelity VIP Overseas Portfolio - Initial
   Class                                              35,633      25.01        891,301      3.36%     0.90%     16.26%
 5 Franklin Templeton Franklin Money
   Market Fund - Class 1                                   -      10.75              -      5.79%     0.20%      4.30%
 5 Franklin Templeton Franklin Money
   Market Fund - Class 1                                   -      10.67              -      5.79%     0.65%      3.83%
 5 Franklin Templeton Franklin Money
   Market Fund - Class 1                              25,178      10.62        267,311      5.79%     0.45%      4.04%
 5 Franklin Templeton Templeton Foreign
   Securities Fund - Class 2                          14,304      17.07        244,106      1.98%     0.65%     14.71%
 6 Franklin Templeton Templeton Global
   Asset Allocation Fund - Class 1                    31,206      17.54        547,451     19.65%     0.75%      9.49%
 6 JPMorgan Bond Portfolio                            11,652      12.91        150,436      6.87%     0.75%      0.57%
 6 JPMorgan U.S. Large Cap Core Equity
   Portfolio                                          10,766      10.35        111,387      1.04%     0.75%      0.90%
 6 Neuberger Berman AMT Lehman Brothers
   Short Duration Bond Portfolio - Class I *          12,474      12.38        154,465      2.69%     0.75%      3.98%
 6 Neuberger Berman AMT Partners Portfolio
   - Class I                                          17,450      16.30        284,355      0.72%     0.75%      8.51%
 6 Oppenheimer Global Securities Fund/VA -
   Non-Service Shares                                 53,541      13.60        728,350      1.24%     0.75%      5.52%
 6 Oppenheimer Main Street Fund/VA - Non-
   Service Shares                                     61,059      11.91        727,276      0.96%     0.75%      3.64%
 5 PIMCO VIT Real Return Portfolio -
   Administrative Class                              150,647      11.99      1,805,808      4.95%     0.65%      9.91%
 5 PIMCO VIT Real Return Portfolio -
   Administrative Class                               21,408      11.24        240,598      4.95%     0.45%     10.13%
 5 PIMCO VIT Total Return Portfolio -
   Administrative Class                               17,057      11.65        198,783      5.15%     0.65%      8.03%
 5 PIMCO VIT Total Return Portfolio -
   Administrative Class                               21,114      11.31        238,756      5.15%     0.45%      8.25%
 4 SunAmerica Aggressive Growth Portfolio -
   Class 1                                           143,758      12.07      1,735,619      0.63%     0.75%     -1.24%
 6 SunAmerica Aggressive Growth Portfolio -
   Class 1                                            41,081       9.22        378,799      0.63%     0.75%     -1.24%
 4 SunAmerica Alliance Growth Portfolio -
   Class 1                                           397,848       9.97      3,966,959      0.05%     0.75%     13.74%
 6 SunAmerica Alliance Growth Portfolio -
   Class 1                                            58,813       9.86        579,641      0.05%     0.75%     13.74%
 4 SunAmerica Balanced Portfolio - Class 1 *         112,783      10.62      1,198,276      2.91%     0.75%      4.61%
 6 SunAmerica Balanced Portfolio - Class 1 *          36,229      10.14        367,504      2.91%     0.75%      4.61%
 4 SunAmerica Blue Chip Growth Portfolio -
   Class 1                                            21,873       7.33        160,346      0.34%     0.75%     13.21%
 4 SunAmerica Capital Growth Portfolio -
   Class 1*                                            7,118       9.06         64,465      0.95%     0.75%     12.70%
 4 SunAmerica Cash Management Portfolio -
   Class 1                                           193,122      12.23      2,362,757      3.88%     0.75%      3.72%
 4 SunAmerica Corporate Bond Portfolio -
   Class 1                                            18,613      15.66        291,427      3.75%     0.75%      4.68%
 4 SunAmerica Davis Venture Value Portfolio
   - Class 1                                         139,771      24.12      3,371,406      0.89%     0.75%      4.86%
 4 SunAmerica "Dogs" of Wall Street
   Portfolio - Class 1                                26,790      13.27        355,467      2.38%     0.75%     -2.67%
 4 SunAmerica Emerging Markets Portfolio -
   Class 1                                            61,230      34.79      2,130,462      1.99%     0.75%     40.32%
 4 SunAmerica Equity Opportunities Portfolio
   - Class 1 *                                        34,314      12.51        429,288      1.75%     0.75%     -0.64%
 4 SunAmerica Fundamental Growth Portfolio
   - Class 1 *                                       141,156       9.01      1,271,719      0.00%     0.75%     14.28%
 4 SunAmerica Global Bond Portfolio -
   Class 1                                            23,031      14.94        344,159      0.57%     0.75%     10.54%
 6 SunAmerica Global Bond Portfolio -
   Class 1                                            16,822      13.68        230,148      0.57%     0.75%     10.54%
 4 SunAmerica Global Equities Portfolio -
   Class 1                                            58,621      13.12        769,002      1.23%     0.75%     11.03%
 4 SunAmerica Growth Opportunities
   Portfolio - Class 1                                21,342       6.66        142,042      0.00%     0.75%     20.65%
 4 SunAmerica Growth-Income Portfolio -
   Class 1                                           158,489      12.00      1,901,092      0.95%     0.75%     10.28%
 6 SunAmerica Growth-Income Portfolio -
   Class 1                                            89,419      11.13        994,898      0.95%     0.75%     10.28%
 4 SunAmerica High-Yield Bond Portfolio -
   Class 1                                            14,869      15.22        226,263      7.32%     0.75%      0.62%
 4 SunAmerica International Diversified
   Equities Portfolio - Class 1                       77,423      12.50        968,063      2.04%     0.75%     14.48%
 4 SunAmerica International Growth and
   Income Portfolio - Class 1                         89,375      16.53      1,477,656      1.66%     0.75%      6.36%
 6 SunAmerica Marsico Focused Growth
   Portfolio - Class 1 *                              57,506      14.41        828,903      0.21%     0.75%     12.80%

                                  VA II - 52

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                Investment
                                                        Unit                      Income    Expense    Total
Sub-accounts                                 Units      Value      Net Assets   Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------------------------------------------------------
   4 SunAmerica MFS Massachusetts
     Investors Trust Portfolio - Class 1       52,625 $    11.90 $      626,413      1.12%     0.75%       9.74%
   4 SunAmerica MFS Total Return
     Portfolio - Class 1                       81,599      16.38      1,336,467      2.70%     0.75%       3.46%
   4 SunAmerica Mid-Cap Growth
     Portfolio - Class 1 *                    174,731      12.15      2,123,023      0.26%     0.75%      16.06%
   6 SunAmerica Mid-Cap Growth
     Portfolio - Class 1 *                    130,886       7.36        963,658      0.26%     0.75%      16.06%
   4 SunAmerica Real Estate Portfolio
     - Class 1                                 29,385      28.64        841,550      1.46%     0.75%     -14.99%
   4 SunAmerica Technology Portfolio
     - Class 1                                 55,541       3.00        166,856      0.00%     0.75%      21.02%
   4 SunAmerica Telecom Utility
     Portfolio - Class 1                       27,255      12.62        343,922      2.83%     0.75%      20.00%
   4 SunAmerica Worldwide High Income
     Portfolio - Class 1                        5,333      16.63         88,672      5.56%     0.75%       4.75%
   5 UIF Core Plus Fixed Income
     Portfolio - Class I Shares                     -      11.04              -      9.34%     0.20%       5.24%
   5 UIF Core Plus Fixed Income
     Portfolio - Class I Shares                     -      12.43              -      9.34%     0.65%       4.77%
   5 UIF Mid Cap Growth Portfolio
     - Class I Shares                          17,827      12.75        227,278      0.00%     0.45%      22.11%
   5 UIF U.S. Mid Cap Value Portfolio -
     Class I Shares                                 -      13.49              -      1.15%     0.20%       7.63%
   5 UIF U.S. Mid Cap Value Portfolio -
     Class I Shares                                 -      22.65              -      1.15%     0.65%       7.14%
   5 UIF U.S. Mid Cap Value Portfolio -
     Class I Shares                            23,060      12.31        283,772      1.15%     0.45%       7.36%
   5 VALIC Company I International
     Equities Fund                             21,367      21.00        448,680      2.94%     0.65%       8.06%
   5 VALIC Company I International
     Equities Fund                             76,788      12.20        936,865      2.94%     0.45%       8.28%
   5 VALIC Company I Small Cap Index
     Fund                                      19,374      16.89        327,291      1.42%     0.65%      -2.53%
   5 VALIC Company I Small Cap Index
     Fund                                      17,364      10.56        183,345      1.42%     0.45%      -2.33%
   1 Van Eck Worldwide Emerging Markets
     Fund - Initial Class                      21,582      30.55        659,252      0.48%     0.90%      36.38%
   1 Van Eck Worldwide Hard Assets Fund
     - Initial Class                           20,292      41.52        842,576      0.09%     0.90%      44.05%
   5 Vanguard VIF Total Bond Market
     Index Portfolio                           12,980      11.46        148,788      3.94%     0.65%       6.29%

                                  VA II - 53

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                               Investment
                                                       Unit                      Income    Expense    Total
Sub-accounts                                Units      Value      Net Assets   Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------
   1 AIM V.I. Capital Appreciation Fund
     - Series I                               39,162 $    12.65 $      495,277      0.06%     0.90%      5.35%
   6 AIM V.I. Capital Appreciation Fund
     - Series I                               22,261       8.67        192,904      0.06%     0.75%      5.51%
   1 AIM V.I. International Growth Fund
     - Series I                               51,122      19.18        980,350      1.05%     0.90%     27.09%
   6 AIM V.I. International Growth Fund
     - Series I                               28,079      15.29        429,415      1.05%     0.75%     27.28%
   1 AllianceBernstein Balanced Shares
     Portfolio - Class A *                    24,849      13.64        338,822      2.71%     0.90%     10.79%
   2 AllianceBernstein Balanced Shares
     Portfolio - Class A *                        89      18.74          1,673      1.25%     0.90%     10.79%
   1 AllianceBernstein Global Bond
     Portfolio - Class A                       3,748      13.84         51,857      1.54%     0.90%      4.03%
   2 AllianceBernstein Global Dollar
     Government Portfolio - Class A                -      23.03              -      0.00%     0.90%      9.03%
   3 AllianceBernstein Global
     Technology Portfolio - Class A           92,289      16.83      1,552,970      0.00%     0.90%      7.67%
   6 AllianceBernstein Global
     Technology Portfolio - Class A           56,206       6.83        383,707      0.00%     0.75%      7.83%
   3 AllianceBernstein Growth and
     Income Portfolio - Class A               93,861      34.44      3,232,927      1.35%     0.90%     16.24%
   5 AllianceBernstein Growth and
     Income Portfolio - Class A               51,598      11.98        618,386      1.32%     0.20%     12.35%
   5 AllianceBernstein Growth and
     Income Portfolio - Class A               21,756      17.71        385,190      1.32%     0.65%     16.53%
   5 AllianceBernstein Growth and
     Income Portfolio - Class A               20,853      11.45        238,713      1.32%     0.45%      3.44%
   3 AllianceBernstein Growth Portfolio
     - Class A                               132,383      21.85      2,892,708      0.00%     0.90%     -1.96%
   1 AllianceBernstein Large Cap Growth
     Portfolio - Class A                      53,463      13.68        731,314      0.00%     0.90%     -1.33%
   2 AllianceBernstein Large Cap Growth
     Portfolio - Class A                         853      14.03         11,970      0.00%     0.90%     -1.33%
   5 AllianceBernstein Large Cap Growth
     Portfolio - Class A                      24,951      10.79        269,244      0.00%     0.20%      3.34%
   5 AllianceBernstein Large Cap Growth
     Portfolio - Class A                       5,129      14.58         74,772      0.00%     0.65%     -1.09%
   6 AllianceBernstein Large Cap Growth
     Portfolio - Class A                      44,134       8.06        355,782      0.00%     0.75%     -1.19%
   2 AllianceBernstein Money Market
     Portfolio - Class A                       2,352      12.31         28,964      4.13%     0.90%      3.29%
   2 AllianceBernstein Real Estate
     Investment Portfolio - Class A              140      29.55          4,146      2.06%     0.90%     34.02%
   6 AllianceBernstein Real Estate
     Investment Portfolio - Class A           26,541      30.84        818,402      1.96%     0.75%     34.22%
   1 AllianceBernstein Small Cap Growth
     Portfolio - Class A                      30,149      13.72        413,558      0.00%     0.90%      9.70%
   2 AllianceBernstein Small Cap Growth
     Portfolio - Class A                           -      11.07              -      0.00%     0.90%      9.70%
   2 AllianceBernstein U.S.
     Government/High Grade Securities
     Portfolio - Class A                           -      14.90              -      0.00%     0.90%      3.00%
   2 AllianceBernstein Utility Income
     Portfolio - Class A                           -      23.15              -      0.00%     0.90%     22.66%
   6 AllianceBernstein Utility Income
     Portfolio - Class A                      18,423      12.75        234,853      2.31%     0.75%     22.84%
   6 American Century VP Capital
     Appreciation Fund - Class I              16,287      10.27        167,192      0.00%     0.75%     16.35%
   6 American Century VP Income &
     Growth Fund - Class I                    25,277      12.37        312,612      1.44%     0.75%     16.21%
   5 American Century VP International
     Fund - Class I                           20,580      13.77        283,447      1.66%     0.20%      9.51%
   5 American Century VP International
     Fund - Class I                            4,107      18.86         77,450      1.66%     0.65%     24.22%
   4 Anchor Series Trust Asset
     Allocation Portfolio - Class 1           36,126      14.16        511,532      3.41%     0.75%     10.49%
   4 Anchor Series Trust Capital
     Appreciation Portfolio - Class 1        225,942      14.97      3,382,964      0.14%     0.75%     10.59%
   6 Anchor Series Trust Capital
     Appreciation Portfolio - Class 1         86,802      11.06        960,373      0.14%     0.75%     10.59%
   4 Anchor Series Trust Government and
     Quality Bond Portfolio - Class 1         52,571      13.99        735,548      3.75%     0.75%      2.53%
   4 Anchor Series Trust Growth
     Portfolio - Class 1                     112,565      13.00      1,462,912      0.59%     0.75%     12.44%
   6 Anchor Series Trust Growth
     Portfolio - Class 1                      45,934      11.14        511,523      0.59%     0.75%     12.44%
   4 Anchor Series Trust Natural
     Resources Portfolio - Class 1            13,784      45.16        622,435      0.70%     0.75%     24.00%
   6 Anchor Series Trust Natural
     Resources Portfolio - Class 1            17,464      35.77        624,676      0.70%     0.75%     24.00%
   5 BlackRock Basic Value V.I. Fund -
     Class I *                                13,484      15.81        213,157      1.92%     0.65%     21.08%
   1 Dreyfus Stock Index Fund, Inc. -
     Initial Shares                          174,239      26.35      4,591,497      1.63%     0.90%     14.47%
   6 Dreyfus Stock Index Fund, Inc. -
     Initial Shares                          119,078      10.97      1,306,123      1.62%     0.75%     14.64%
   1 Dreyfus VIF Small Company Stock
     Portfolio - Initial Shares               44,486      16.18        719,695      0.00%     0.90%      9.98%
   6 Dreyfus VIF Small Company Stock
     Portfolio - Initial Shares               48,260      14.54        701,663      0.00%     0.75%     10.14%
   1 Fidelity VIP Asset Manager
     Portfolio - Initial Class                52,879      20.55      1,086,652      2.69%     0.90%      6.36%
   6 Fidelity VIP Asset Manager
     Portfolio - Initial Class                21,680      11.56        250,526      2.69%     0.75%      6.52%
   1 Fidelity VIP Contrafund Portfolio
     - Initial Class                          67,850      21.56      1,463,169      1.28%     0.90%     10.72%
   5 Fidelity VIP Contrafund Portfolio
     - Initial Class                          52,935      11.97        633,607      1.25%     0.20%      5.58%
   5 Fidelity VIP Contrafund Portfolio
     - Initial Class                          24,873      18.82        468,151      1.25%     0.65%     10.99%

                                  VA II - 54

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                        Investment
                                                                Unit                      Income    Expense    Total
Sub-accounts                                         Units      Value      Net Assets   Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
 6 Fidelity VIP Contrafund Portfolio - Initial
   Class                                               72,541 $    14.94 $    1,083,864      1.28%     0.75%     10.88%
 5 Fidelity VIP Contrafund Portfolio - Initial
   Class                                               22,182      10.61        235,430      1.25%     0.45%      1.47%
 1 Fidelity VIP Growth Portfolio - Initial Class      159,038      21.39      3,401,223      0.39%     0.90%      5.90%
 6 Fidelity VIP Growth Portfolio - Initial Class       65,363       8.47        553,875      0.39%     0.75%      6.05%
 1 Fidelity VIP High Income Portfolio - Initial
   Class                                               30,879      14.35        443,253      7.43%     0.90%     10.24%
 6 Fidelity VIP High Income Portfolio - Initial
   Class                                               13,122      13.76        180,538      7.43%     0.75%     10.41%
 5 Fidelity VIP Index 500 Portfolio - Initial
   Class                                               14,348      11.75        168,630      1.47%     0.20%     10.71%
 5 Fidelity VIP Index 500 Portfolio - Initial
   Class                                                3,728      16.77         62,525      1.47%     0.65%     14.98%
 5 Fidelity VIP Index 500 Portfolio - Initial
   Class                                               44,694      11.16        498,608      1.47%     0.45%      2.59%
 1 Fidelity VIP Investment Grade Bond
   Portfolio - Initial Class                           36,252      17.72        642,218      4.05%     0.90%      3.42%
 6 Fidelity VIP Investment Grade Bond
   Portfolio - Initial Class                           20,600      13.38        275,569      4.05%     0.75%      3.57%
 1 Fidelity VIP Money Market Portfolio -
   Initial Class                                       64,578      14.29        922,944      4.52%     0.90%      3.94%
 6 Fidelity VIP Money Market Portfolio -
   Initial Class                                       67,563      11.18        755,280      4.52%     0.75%      4.09%
 1 Fidelity VIP Overseas Portfolio - Initial
   Class                                               34,643      21.52        745,374      0.93%     0.90%     17.02%
 5 Franklin Templeton Franklin Money Market
   Fund - Class 1                                       8,235      10.31         84,903      3.61%     0.20%      2.74%
 5 Franklin Templeton Franklin Money Market
   Fund - Class 1                                       2,280      10.28         23,434      3.61%     0.65%      2.77%
 5 Franklin Templeton Franklin Money Market
   Fund - Class 1                                      15,709      10.20        160,300      3.61%     0.45%      0.58%
 5 Franklin Templeton Templeton Foreign
   Securities Fund - Class 2                           14,198      14.88        211,234      1.24%     0.65%     20.66%
 6 Franklin Templeton Templeton Global Asset
   Allocation Fund - Class 1                           23,075      16.02        369,716      7.12%     0.75%     20.48%
 6 JPMorgan Bond Portfolio                             10,654      12.84        136,775      3.95%     0.75%      3.36%
 6 JPMorgan U.S. Large Cap Core Equity
   Portfolio                                            8,203      10.25         84,113      0.91%     0.75%     15.70%
 6 Neuberger Berman AMT Limited Maturity
   Bond Portfolio - Class I                            12,494      11.91        148,794      3.11%     0.75%      3.43%
 6 Neuberger Berman AMT Partners Portfolio -
   Class I                                             18,897      15.02        283,784      0.52%     0.75%     11.40%
 6 Oppenheimer Global Securities Fund/VA -
   Non-Service Shares                                  50,964      12.89        657,015      0.99%     0.75%     16.81%
 6 Oppenheimer Main Street Fund/VA - Non-
   Service Shares                                      55,445      11.49        637,225      1.03%     0.75%     14.17%
 5 PIMCO VIT Real Return Portfolio -
   Administrative Class                               118,683      10.91      1,294,343      4.81%     0.65%      0.05%
 5 PIMCO VIT Real Return Portfolio -
   Administrative Class                                13,286      10.20        135,577      4.81%     0.45%     -1.51%
 5 PIMCO VIT Total Return Portfolio -
   Administrative Class                                15,615      10.79        168,456      3.80%     0.65%      3.17%
 5 PIMCO VIT Total Return Portfolio -
   Administrative Class                                13,182      10.45        137,704      3.80%     0.45%      0.26%
 4 SunAmerica Aggressive Growth Portfolio -
   Class 1                                            164,581      12.22      2,011,878      0.10%     0.75%     12.45%
 6 SunAmerica Aggressive Growth Portfolio -
   Class 1                                             45,488       9.34        424,688      0.10%     0.75%     12.45%
 4 SunAmerica SunAmerica Balanced Portfolio
   - Class 1                                          124,981      10.16      1,269,339      2.73%     0.75%     10.04%
 6 SunAmerica SunAmerica Balanced Portfolio
   - Class 1                                           44,566       9.70        432,153      2.73%     0.75%     10.04%
 4 SunAmerica Alliance Growth Portfolio -
   Class 1                                            414,867       8.77      3,636,803      0.12%     0.75%      0.02%
 6 SunAmerica Alliance Growth Portfolio -
   Class 1                                             58,590       8.66        507,676      0.12%     0.75%      0.02%
 4 SunAmerica Blue Chip Growth Portfolio -
   Class 1                                             19,561       6.48        126,664      0.24%     0.75%      5.78%
 4 SunAmerica Cash Management Portfolio -
   Class 1                                            181,306      11.80      2,138,542      2.06%     0.75%      3.85%
 4 SunAmerica Corporate Bond Portfolio -
   Class 1                                             23,388      14.96        349,815      4.33%     0.75%      5.07%
 4 SunAmerica Davis Venture Value Portfolio -
   Class 1                                            167,995      23.00      3,864,313      1.02%     0.75%     14.45%
 4 SunAmerica "Dogs" of Wall Street Portfolio
   - Class 1                                           33,236      13.63        453,099      2.29%     0.75%     20.74%
 4 SunAmerica Emerging Markets Portfolio -
   Class 1                                             61,864      24.80      1,533,989      1.03%     0.75%     30.13%
 4 SunAmerica Federated American Leaders
   Portfolio - Class 1                                 35,116      12.59        442,172      1.55%     0.75%     15.83%
 4 SunAmerica Global Bond Portfolio - Class 1          30,799      13.52        416,338      8.60%     0.75%      3.09%
 6 SunAmerica Global Bond Portfolio - Class 1          15,898      12.38        196,756      8.60%     0.75%      3.09%
 4 SunAmerica Global Equities Portfolio -
   Class 1                                             59,307      11.82        700,708      0.90%     0.75%     22.95%
 4 SunAmerica Goldman Sachs Research
   Portfolio - Class 1                                  4,351       8.04         34,965      0.33%     0.75%     15.78%
 4 SunAmerica Growth Opportunities Portfolio
   - Class 1                                           19,431       5.52        107,192      0.00%     0.75%     12.59%
 4 SunAmerica Growth-Income Portfolio -
   Class 1                                            162,805      10.88      1,770,758      0.73%     0.75%      6.63%
 6 SunAmerica Growth-Income Portfolio -
   Class 1                                            102,916      10.09      1,038,292      0.73%     0.75%      6.63%
 4 SunAmerica High-Yield Bond Portfolio -
   Class 1                                             15,422      15.12        233,240      7.92%     0.75%     13.81%
 4 SunAmerica International Diversified
   Equities Portfolio - Class 1                        81,609      10.92        891,317      0.45%     0.75%     22.54%

                                  VA II - 55

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                      Investment
                                                              Unit                      Income    Expense    Total
Sub-accounts                                       Units      Value      Net Assets   Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------
 4 SunAmerica International Growth and
   Income Portfolio - Class 1                        91,832 $    15.54 $    1,427,457      1.31%     0.75%     26.10%
 6 SunAmerica Marsico Growth Portfolio -
   Class 1                                           54,082      12.78        691,115      0.00%     0.75%      7.78%
 4 SunAmerica MFS Massachusetts Investors
   Trust Portfolio - Class 1                         66,110      10.85        717,065      0.71%     0.75%     12.34%
 4 SunAmerica MFS Mid-Cap Growth
   Portfolio - Class 1                              177,257      10.47      1,855,633      0.00%     0.75%      1.81%
 6 SunAmerica MFS Mid-Cap Growth
   Portfolio - Class 1                              135,632       6.34        860,393      0.00%     0.75%      1.81%
 4 SunAmerica MFS Total Return Portfolio -
   Class 1                                           78,992      15.83      1,250,559      2.26%     0.75%     11.16%
 4 SunAmerica Putnam Growth: Voyager
   Portfolio - Class 1                              151,727       7.88      1,196,134      0.02%     0.75%      5.00%
 4 SunAmerica Real Estate Portfolio - Class 1        31,681      33.69      1,067,258      1.31%     0.75%     33.49%
 4 SunAmerica Technology Portfolio - Class 1         46,349       2.48        115,056      0.00%     0.75%      0.38%
 4 SunAmerica Telecom Utility Portfolio -
   Class 1                                           22,920      10.52        241,019      3.28%     0.75%     25.56%
 4 SunAmerica Worldwide High Income
   Portfolio - Class 1                                8,469      15.87        134,424      7.71%     0.75%      8.82%
 5 UIF Core Plus Fixed Income Portfolio -
   Class I Shares                                    13,778      10.49        144,520      4.32%     0.20%      4.78%
 5 UIF Core Plus Fixed Income Portfolio -
   Class I Shares                                     3,360      11.87         39,879      4.32%     0.65%      3.06%
 5 UIF Mid Cap Growth Portfolio - Class I
   Shares                                            11,458      10.44        119,627      0.00%     0.45%      2.91%
 5 UIF Money Market Portfolio - Class I Shares            -      10.33              -      2.55%     0.65%      1.12%
 5 UIF U.S. Mid Cap Value Portfolio - Class I
   Shares                                            39,593      12.53        496,113      0.26%     0.20%     10.91%
 5 UIF U.S. Mid Cap Value Portfolio - Class I
   Shares                                             6,436      21.14        136,037      0.26%     0.65%     19.92%
 5 UIF U.S. Mid Cap Value Portfolio - Class I
   Shares                                            14,797      11.46        169,604      0.26%     0.45%      3.88%
 5 VALIC Company I International Equities
   Fund                                              13,832      19.43        268,797      1.82%     0.65%     22.26%
 5 VALIC Company I International Equities
   Fund                                              48,945      11.27        551,510      1.82%     0.45%      5.16%
 5 VALIC Company I Small Cap Index Fund              10,106      17.33        175,155      0.24%     0.65%     17.30%
 5 VALIC Company I Small Cap Index Fund              10,996      10.81        118,877      0.24%     0.45%      2.43%
 1 Van Eck Worldwide Emerging Markets
   Fund - Initial Class                              29,727      22.40        665,847      0.52%     0.90%     38.25%
 1 Van Eck Worldwide Hard Assets Fund -
   Initial Class                                     15,043      28.82        433,611      0.06%     0.90%     23.38%
 5 Vanguard VIF Total Bond Market Index
   Portfolio                                         12,241      10.78        132,009      4.12%     0.65%      3.63%

Footnotes
 1 Variable Universal Life Policy product.
 2 Gallery Life product.
 3 Variable Universal Life Policy product or Gallery Life product. 4 Polaris product or Polaris Survivorship product.
 5 Executive Advantage product.
 6 Gemstone Life product.

(a)These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-accounts invest.

(b)These amounts represent the annualized policy expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c)These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2009, 2008, 2007, 2006 and 2005, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

                                  VA II - 56

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

 * Fund Name Changes

   2006
   -Effective February 1, 2006, AllianceBernstein Total Return Portfolio -
    Class A changed its name to AllianceBernstein Balanced Shares Portfolio - Class A.
   -Effective October 2, 2006, Mercury funds changed their names to BlackRock funds.
   2007
   -Effective May 1, 2007, Neuberger Berman AMT Limited Maturity Bond Portfolio
    - Class 1 changed its name to Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio - Class 1. Short Duration Bond Portfolio - Class 1.
   -Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class 1
    changed its name to SunAmerica Balanced Portfolio - Class 1.
   -Effective May 1, 2007, SunAmerica Goldman Sachs Research Portfolio - Class
    1 changed its name to SunAmerica Capital Growth Portfolio - Class 1. -Effective May 1, 2007, SunAmerica Marisco Growth Portfolio - Class 1
    changed its name to SunAmerica Marisco Focused Growth Portfolio - Class 1. -Effective May 1, 2007, SunAmerica MFS Mid-Cap Growth Portfolio - Class 1
    changed its name to SunAmerica Mid-Cap Growth Portfolio - Class 1.
   2008
   -Effective April 25, 2008, AllianceBernstein U.S. Government/High Grade
    Securities Portfolio - Class A changed its name to AllianceBernstein Intermediate Bond Portfolio - Class A.
   -Effective May 1, 2008, SunAmerica Worldwide High Income Portfolio - Class 1
    changed its name to SunAmerica Total Return Bond Portfolio - Class 1. -Effective May 1, 2008, VALIC Company I International Equities Fund changed its name to AIG Retirement Company I International Equities Fund.
   -Effective May 1, 2008, VALIC Company I Small Cap Index Fund changed its name to AIG Retirement Company I Small Cap Index Fund.
   -Effective September 26, 2008, Neuberger Berman AMT Lehman Brothers Short
    Duration Bond Portfolio - Class I changed its name to Neuberger Berman AMT Short Duration Bond Portfolio - Class I.
   2009
   -Effective May 1, 2009, AllianceBernstein Global Technology Portfolio -
    Class A changed its name to AllianceBernstein Global Thematic Growth Portfolio - Class A.
   -Effective May 1, 2009, AIG Retirement Company I International Equities Fund
    changed its name to VALIC Company I International Equities Fund.
   -Effective May 1, 2009, AIG Retirement Company I Small Cap Index Fund
    changed its name to VALIC Company I Small Cap Index Fund.
   2010
   -Effective April 30, 2010, AIM V.I. Capital Appreciation Fund - Series I
    changed its name to Invesco V.I. Capital Appreciation Fund - Series I. -Effective April 30, 2010, AIM V.I. International Growth Fund - Series I
    changed its name to Invesco V.I. International Growth Fund - Series I. -Effective May 1, 2010, Van Eck Worldwide Emerging Markets Fund - Initial
    Class changed its name to Van Eck VIP Emerging Markets Fund - Initial Class. -Effective May 1, 2010, Van Eck Worldwide Hard Assets Fund - Initial Class
    changed its name to Van Eck VIP Global Hard Assets Fund - Initial Class.

                                  VA II - 57

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note H - Events Related to AIG

On March 8, 2010, American International Group announced a definitive agreement for the sale of American Life Insurance Company ("ALICO"), one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The ALICO sale closed on November 1, 2010. The fair value of the consideration at closing was approximately $16.2 billion.

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

On September 30, 2010, American International Group entered into an agreement-in-principle with the U.S. Department of the Treasury (the "Department of the Treasury"), the Federal Reserve Bank of New York (the "New York Fed"), and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), for a series of integrated transactions to recapitalize American International Group (the
"Recapitalization"). American International Group completed the
Recapitalization on January 14, 2011.

On October 29, 2010, American International Group completed an initial public offering of 8.08 billion ordinary shares of AIA Group Limited for aggregate gross proceeds of approximately $20.51 billion. Upon completion of the initial public offering, American International Group owned approximately 33 percent of AIA Group Limited's outstanding shares.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described in these footnotes is qualified by regulatory filings American International Group files from time to time with the SEC.

On January 14, 2011, American International Group completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, American International Group repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under American International Group's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of American International Group common stock and were subsequently transferred by the Trust to the Department of the Treasury;
(ii) the shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of American International Group's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of American International Group common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued American International Group common stock, representing ownership of approximately 92 percent of the outstanding American International Group common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of American International Group common stock on the open market.

                                  VA II - 58

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note H - Events Related to AIG - Continued

On March 10, 2011, American International Group submitted a binding bid to the New York Fed to purchase all of the residential mortgage backed securities ("RMBS") owned by Maiden Lane II LLC for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other American International Group companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining American International Group's offer to purchase all of the RMBS held in the Maiden Lane II portfolio and instead would sell these securities through a competitive process.

On March 30, 2011, American International Group and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that American International Group would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage. The CMA will replace an existing support agreement in effect between American International Group and the Company, which agreement will be terminated by American International Group in accordance with its terms on April 24, 2011.

                                  VA II - 59

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                         INDEX TO FINANCIAL STATEMENTS

                                                                        Page
                                                                       Numbers
                                                                       -------

Report of Independent Registered Public Accounting Firm                   1

Balance Sheets - December 31, 2010 and 2009                            2 to 3

Statements of Income (Loss) - Years Ended December 31, 2010, 2009 and
  2008                                                                    4

Statements of Comprehensive Income (Loss) - Years Ended December 31,
  2010, 2009 and 2008                                                     5

Statements of Shareholder's Equity - Years Ended December 31, 2010,
  2009 and 2008                                                           6

Statements of Cash Flows - Years Ended December 31, 2010, 2009 and
  2008                                                                 7 to 8

Notes to Financial Statements                                          9 to 53

                                                     PRICEWATERHOUSECOOPERS LLP
                                                                 1201 LOUISIANA
                                                                     SUITE 2900
                                                          HOUSTON TX 77002-5678
                                                       TELEPHONE (713) 356 4000
                                                       FACSIMILE (713) 356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company of Delaware:

In our opinion, the accompanying balance sheets and the related statements of income (loss), of comprehensive income (loss), of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company of Delaware (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009.

PRICEWATERHOUSECOOPERS LLP

April 29, 2011

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                BALANCE SHEETS

                                                                  December 31,
                                                                  -------------
                                                                   2010   2009
                                                                  ------ ------
                                                                  (In Millions)
ASSETS
Investments:
  Fixed maturity securities, available for sale, at fair
   value (amortized cost: 2010 - $5,387; 2009 - $5,597)           $5,747 $5,705
  Fixed maturity securities, trading, at fair value                   50     30
  Equity securities, available for sale, at fair value (cost:
   2010 - $9; 2009 - $13)                                             11     17
  Mortgage and other loans receivable, (net of allowance: 2010 -
   $6; 2009 - $1)                                                    490    513
  Policy loans                                                       248    257
  Investment real estate                                              19     20
  Partnerships and other invested assets                             150    163
  Short-term investments                                             567    379
  Derivative assets, at fair value                                     -      2
                                                                  ------ ------
Total investments                                                  7,282  7,086

Cash                                                                   9      6
Accrued investment income                                             76     79
Reinsurance receivables                                               86     99
Deferred policy acquisition costs                                    118    121
Income taxes receivable                                                -     30
Other assets                                                           7     37
Variable account assets, at fair value                             2,241  2,074
                                                                  ------ ------
TOTAL ASSETS                                                      $9,819 $9,532
                                                                  ====== ======

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                          BALANCE SHEETS (Continued)

                                                              December 31,
                                                             -----------------
                                                                2010      2009
                                                             -------   -------
                                                              (In Millions,
                                                             except share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
  Future policy benefits                                     $2,682    $2,700
  Policyholder contract deposits                              3,395     3,669
  Policy claims and benefits payable                             93       114
  Other policyholders' funds                                     33        35
  Income taxes payable to parent                                 11         -
  Derivative liabilities                                          8        15
  Other liabilities                                              56        88
  Variable account liabilities                                2,241     2,074
                                                             ------    ------
TOTAL LIABILITIES                                             8,519     8,695
                                                             ------    ------
Commitments and contingent liabilities (see Note 11)

SHAREHOLDER'S EQUITY:
  Common stock, $5 par value, 1,000,000 shares authorized,
   976,703 issued and outstanding                                 5         5
  Additional paid-in capital                                  1,274     1,274
  Accumulated deficit                                          (219)     (524)
  Accumulated other comprehensive income                        240        82
                                                             ------    ------
TOTAL SHAREHOLDER'S EQUITY                                    1,300       837
                                                             ------    ------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                   $9,819    $9,532
                                                             ======    ======

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                          STATEMENTS OF INCOME (LOSS)

                                                  Years ended December 31,
                                                  -----------------------
                                                  2010    2009     2008
                                                  ----    ----   -------
                                                     (In Millions)
REVENUES:
  Premiums and other considerations               $110    $109   $   220
  Net investment income                            485     483       483
  Net realized investment gains (losses):
   Total other-than-temporary impairments on
     available for sale securities                 (21)    (60)     (438)
   Portion of other-than-temporary impairments
     on available for sale fixed maturity
     securities recognized in accumulated
     other comprehensive income                     (4)     (2)        -
                                                   ----   ----   -------
   Net other-than-temporary impairments on
     available for sale securities recognized
     in net income (loss)                          (25)    (62)     (438)
   Other realized investment gains (losses)        124      31      (971)
                                                   ----   ----   -------
     Total net realized investment gains
       (losses)                                     99     (31)   (1,409)
  Insurance charges                                101      98       101
  Other                                             45      27        34
                                                   ----   ----   -------
TOTAL REVENUES                                     840     686      (571)
                                                   ----   ----   -------

BENEFITS AND EXPENSES:
  Policyholder benefits                            335     347       455
  Interest credited on policyholder contract
   deposits                                        159     160       179
  Amortization of deferred policy acquisition
   costs                                             6      15        35
  General and administrative expenses, net of
   deferrals                                        68      72        58
  Commissions, net of deferrals                     30      23        29
                                                   ----   ----   -------
TOTAL BENEFITS AND EXPENSES                        598     617       756
                                                   ----   ----   -------

INCOME (LOSS) BEFORE INCOME TAX EXPENSE
  (BENEFIT)                                        242      69    (1,327)

INCOME TAX EXPENSE (BENEFIT):
  Current                                           15      57      (320)
  Deferred                                         (78)    (79)      337
                                                   ----   ----   -------
TOTAL INCOME TAX EXPENSE (BENEFIT)                 (63)    (22)       17
                                                   ----   ----   -------

NET INCOME (LOSS)                                 $305    $ 91   $(1,344)
                                                   ====   ====   =======

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                       Years ended December 31,
                                                       -----------------------
                                                       2010    2009     2008
                                                       ----   -----   -------
                                                           (In Millions)
NET INCOME (LOSS)                                      $305   $  91   $(1,344)

OTHER COMPREHENSIVE INCOME (LOSS):

  Net unrealized gains of fixed maturity investments
   on which other-than-temporary credit impairments
   were taken - net of reclassification adjustments      17      36         -
  Deferred income tax expense on above changes           (6)     (6)        -

  Net unrealized gains (losses) on all other invested
   assets arising during the current period - net of
   reclassification adjustments                         236     646      (299)
  Deferred income tax (expense) benefit on above
   changes                                              (89)   (226)      105
                                                       ----   -----   -------

OTHER COMPREHENSIVE INCOME (LOSS)                       158     450      (194)
                                                       ----   -----   -------

COMPREHENSIVE INCOME (LOSS)                            $463   $ 541   $(1,538)
                                                       ====   =====   =======

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                       Years ended December 31,
                                                       -----------------------
                                                        2010    2009     2008
                                                       ------  ------  -------
                                                            (In Millions)
COMMON STOCK:
  Balance at beginning and end of year                 $    5  $    5  $     5

ADDITIONAL PAID-IN CAPITAL:
  Balance at beginning of year                          1,274   1,223      309
   Capital contributions from Parent (see Note 12)          -      51      914
                                                       ------  ------  -------
  Balance at end of year                                1,274   1,274    1,223
                                                       ------  ------  -------

RETAINED EARNINGS (ACCUMULATED DEFICIT):
  Balance at beginning of year                           (524)   (865)     479
   Cumulative effect of accounting change, net of tax       -     250        -
   Net income (loss)                                      305      91   (1,344)
                                                       ------  ------  -------
  Balance at end of year                                 (219)   (524)    (865)
                                                       ------  ------  -------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
  Balance at beginning of year                             82    (187)       7
   Cumulative effect of accounting change, net of tax       -    (181)       -
   Other comprehensive income (loss)                      158     450     (194)
                                                       ------  ------  -------
  Balance at end of year                                  240      82     (187)
                                                       ------  ------  -------

TOTAL SHAREHOLDER'S EQUITY                             $1,300  $  837  $   176
                                                       ======  ======  =======

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                           STATEMENTS OF CASH FLOWS

                                                   Years ended December 31,
                                                  -------------------------
                                                    2010     2009     2008
                                                  -------  -------  -------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                 $   305  $    91  $(1,344)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES:
Interest credited in policyholder contract
  deposits                                            159      160      179
Fees charged for policyholder contract deposits       (40)     (41)     (47)
Amortization of deferred policy acquisition
  costs                                                 6       15       35
Net realized investment (gains) losses                (99)      31    1,409
Equity in (income) loss of partnerships and
  other invested assets                               (13)     (12)      12
Depreciation and amortization                           1        1        2
Amortization (accretion) of net
  premium/discount on investments                     (50)     (59)     (17)
Provision for deferred income taxes                   (95)    (163)     105
CHANGE IN:
  Trading securities, at fair value                   (20)       1        8
  Accrued investment income                             3        6        9
  Amounts due to/from related parties                  12      (77)      27
  Reinsurance receivables                              13        5        -
  Deferral of deferred policy acquisition costs        (3)      (3)      (2)
  Income taxes currently receivable/payable            40       95     (102)
  Other assets                                         12       15        -
  Future policy benefits                              (40)     (13)      63
  Other policyholders' funds                           (2)      (2)      (5)
  Other liabilities                                   (26)     (11)      60
Other, net                                             17        1      (34)
                                                  -------  -------  -------
     NET CASH PROVIDED BY OPERATING ACTIVITIES    $   180  $    40  $   358
                                                  -------  -------  -------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
  Fixed maturity securities                       $(2,830) $(3,130) $(2,089)
  Equity securities                                    (4)      (6)     (30)
  Mortgage and other loans                            (23)      (1)     (52)
  Other investments, excluding short-term
   investments                                        (48)    (107)    (145)
Sales of:
  Fixed maturity securities                         2,790    3,071    2,380
  Equity securities                                    10       10       28
  Other investments, excluding short-term
   investments                                         54       49        9
Redemptions and maturities of:
  Fixed maturity securities                           387      378      289
  Mortgage and other loans                             42       19       42
  Other investments, excluding short-term
   investments                                         25       47       24
Change in short-term investments                     (188)    (216)     (97)
Change in securities lending collateral                 -        -    1,677
                                                  -------  -------  -------
     NET CASH PROVIDED BY INVESTING ACTIVITIES    $   215  $   114  $ 2,036
                                                  -------  -------  -------

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                     STATEMENTS OF CASH FLOWS (Continued)

                                                       Years ended December 31,
                                                       ---------------------
                                                        2010     2009    2008
                                                       -----    -----  -------
                                                           (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                          $  16    $ 128  $    98
Policyholder account withdrawals                        (410)    (315)    (615)
Net exchanges to/(from) variable accounts                 (9)     (19)      (9)
Claims and annuity payments                               10       (2)     (16)
Change in securities lending payable                       -        -   (2,594)
Cash overdrafts                                            1        4       (3)
Cash capital contribution from Parent Company              -       50      735
                                                       -----    -----  -------
   NET CASH USED IN FINANCING ACTIVITIES               $(392)   $(154) $(2,404)
                                                       -----    -----  -------

INCREASE (DECREASE) IN CASH                            $   3    $   -  $   (10)
CASH AT BEGINNING OF PERIOD                                6        6       16
                                                       -----    -----  -------
CASH AT END OF PERIOD                                  $   9    $   6  $     6
                                                       =====    =====  =======

SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid                                      $  21    $  48  $    13
Interest received                                      $   -    $  (1) $     -

Non-cash activity:
Capital contribution in the form of securities         $   -    $   -  $   179
Other various non-cash contributions                   $   -    $   1  $     -

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company of Delaware (the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company (the "Parent"), and its ultimate parent is American International Group, Inc. ("AIG"). The Company, domiciled in Delaware, has been doing business since 1962 as a provider of individual and group life insurance, fixed and variable annuities, terminal funding annuities, immediate annuities, variable universal life insurance policies, and structured settlement contracts. The Company is currently licensed to write and reinsure life, annuity and accident and health business in the District of Columbia, Puerto Rico and all states except New York.

Prior to December 18, 2007, 79 percent of the outstanding stock of the Company was held by AIG. The remaining 21 percent of the Company's outstanding common stock was held by another AIG subsidiary, Commerce and Industry Insurance Company ("Commerce and Industry"), which is domiciled in New York. On
December 18, 2007, the shares of the Company owned by Commerce and Industry were sold to AIG and on December 31, 2007, 100 percent of the shares owned by AIG were contributed by AIG to SunAmerica Financial Group, Inc. ("SAFG, Inc."; formerly AIG Life Holdings (US), Inc.) and upon receipt of these shares, SAFG, Inc. contributed the same to the Parent, which is domiciled in Missouri. As a result of these transactions, 100 percent of the Company's outstanding common stock is owned by the Parent as of December 31, 2007.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in variable accounts. Although management expects to be able to achieve its business plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital and surplus.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those relating to items considered by management in the determination of:

    . future policy benefits for life and accident and health contracts; . recoverability of deferred policy acquisition costs ("DAC");

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


    .  estimated gross profits ("EGPs") for investment-oriented products;
    .  other-than-temporary impairments;
    . estimates with respect to income taxes, including recoverability of deferred tax assets; and
    . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2010, the Company recorded the net effect of certain out of period adjustments which increased pretax income for 2010 by $4 million. The out of period adjustment is primarily related to the effect of recording a correction to the valuation system extracts associated with a block of deferred annuities. The Company evaluated this error taking into account both qualitative and quantitative factors and considered the impact of these errors to 2010, as well as the materiality to the periods in which they originated. The pretax impact on prior periods relating to the 2010 out of period adjustment is as follows:

                                                   Total 2009 2008 Pre-2008
                                                   ----- ---- ---- --------
                                                        (In Millions)
Increase to pretax income                           $4    $1   $-     $3

Management believes these errors are immaterial to the financial statements.

INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued in the future by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

INVESTMENTS

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes, are recorded as a separate component of accumulated other comprehensive income
(loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Evaluating Investments for Other-Than-Temporary Impairments

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

Impairment Policy -- Effective April 1, 2009 and Thereafter

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO"), asset backed securities ("ABS")) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and timing of such defaults;

    .  Loss severity and the timing of any such recovery;

    .  Expected prepayment speeds; and

    .  Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Equity Securities

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Fixed Maturity Securities Impairment Policy -- Prior to April 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount, whether attributable to credit or noncredit factors, was recorded as a charge to earnings.

Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate and collateral, commercial loans and guaranteed loans. Mortgage loans on real estate and collateral, commercial loans and guaranteed loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. The Company does not currently hold any available for sale investment real estate.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

The Company's investment partnerships are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these investment partnerships and is based

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Short-Term Investments

Short-term investments consist of interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates and foreign currencies on cash flows from investment income. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the balance sheets as derivative assets or derivative liabilities. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the statements of income (loss). See Note 5 for additional disclosures.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS

Policy acquisition costs represent those costs, including commissions, underwriting and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are based on management's best estimates and are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If management's assumptions underlying the EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the variable account assets used by the Company in the determination of DAC amortization is approximately 8.3 percent. For the Company's variable annuity policies, because of the limited size of the block of business, a simplified approach was used which combines experience for lapses, death, and market growth.

VARIABLE ACCOUNT ASSETS AND LIABILITIES

Variable account assets and liabilities represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these variable accounts equals the value of the variable account assets. Variable account assets are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to variable accounts are excluded from the statements of income (loss), comprehensive income (loss) and cash flows.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statements of income (loss).

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 9 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholder benefits in the statements of income (loss). The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 9 for additional disclosure.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statements of income (loss), as they are recorded directly to policyholder contract deposits upon receipt.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (ii) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), reserves for experience rated group products and liabilities for premiums received in advance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Provisions for experience rating refunds arise from contractual obligations between the Company and the group being insured. Periodic assessments of the experience of the insured group are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in future policy benefits in the statements of income (loss).

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the statements of income (loss). As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income in other revenue when earned.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income and distributions from common and preferred stock and other investments when receivable.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from hedge funds and limited partnership investments accounted for under the equity method.

    .  Interest income on policy loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), real estate, investments in joint ventures and limited partnerships, securities lending invested collateral and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivatives.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the statements of income
(loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gains (losses) in the statements of income (loss).

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the balance sheets at December 31, 2010 or 2009.

ACCOUNTING CHANGES

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Consolidation of Investments in Variable Accounts

In April 2010, the Financial Accounting Standards Board ("FASB") issued an accounting standard that clarifies that an insurance company should not combine any investments held in variable account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Variable accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund in situations in which the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any variable accounts. The new standard is effective for interim and annual periods beginning on January 1, 2011 for the Company. Earlier application is permitted. The Company adopted this new standard on January 1, 2011. The adoption of this new standard did not have a material effect on its financial condition, results of operations or cash flows.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued an accounting standard update that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The new standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs. The new standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is permitted. The Company has determined not to early adopt, but has not determined whether it will adopt this new standard prospectively or retrospectively. The accounting standard update will result in a decrease of the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. The Company is currently assessing the effect of adoption of this new standard on its financial condition, results of operations and cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

Consolidation of Variable Interest Entities ("VIE")

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the new standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments,
(ii) how derivative instruments and related hedged items are accounted for and
(iii) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009. See Note 5 for related disclosures.

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $69 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $250 million and an increase to accumulated other comprehensive loss of $181 million, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 13 herein). The cumulative effect adjustment resulted in an increase of approximately $279 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                                                    (Increase) Decrease to Net Increase in the
                                                             (Increase) Decrease to   Accumulated Other         Company's
                                                              Accumulated Deficit     Comprehensive Loss   Shareholder's Equity
                                                             ---------------------- ---------------------- --------------------
                                                                                       (In Millions)
Net effect of the increase in amortized cost of available
  for sale fixed maturity securities                                  $279                  $(279)                 $ -
Net effect on deferred income tax assets                               (29)                    98                   69
                                                                      ----                  -----                  ---
Net increase in the Company's shareholder's equity                    $250                  $(181)                 $69
                                                                      ====                  =====                  ===

Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's financial condition, results of operations or cash flows.

Measuring Liabilities at Fair Value

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The new standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The new standard was effective beginning October 1, 2009 for the Company. The adoption of the new standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The new standard does not apply to the Company and therefore did not have a material effect on the Company's financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

Fair Value Measurements and Fair Value Option

In September 2006, the FASB issued an accounting standard that defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's financial condition or results of operations.

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

Fair Value of Financial Assets in Inactive Markets

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting this standard on the Company's financial condition, results of operations and cash flows were not material.

Amendment to Other-Than-Temporary Impairment Guidance

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in fixed maturity and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's financial condition, results of operations and cash flows were not material.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain of its financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

..   Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and futures and options contracts, most separate account assets and most mutual funds.

..   Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government and agency securities, most investment-grade and high-yield corporate bonds, certain RMBS, CMBS and collateralized loan obligations/asset-backed securities (CLO/ABS), certain listed equities, state, municipal and provincial obligations, hybrid securities, securities purchased (sold) under agreements to resell (repurchase), mutual fund and hedge fund investments, and certain interest rate and currency derivative contracts.

..   Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain RMBS, CMBS, and collateralized debt/asset-backed securities (CDO/ABS), corporate debt, certain municipal and sovereign debt, certain derivative contracts, private equity and real estate fund investments, and direct private equity investments. The Company's non-financial instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Valuation Methodologies

Incorporation of Credit Risk in Fair Value Measurements

..   The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

  exposure to the Company at the balance sheet date by reference to observable credit default swap or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, which take into consideration all derivative positions with the Company, as well as cash collateral posted by the Company at the balance sheet date.

..   Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

A credit default swap ("CDS") is a derivative contract that allows the transfer of third party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the periodic and/or upfront premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the CDS spread).

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities - Trading and Available for Sale

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from dealer markets.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual instruments. When the Company's valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a quote, which is generally non-binding, or by employing widely accepted internal valuation models.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested under the terms of service agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market- observable information, as applicable. The valuation models take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate,

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has processes designed to ensure that the values received or internally estimated are accurately recorded, that the data inputs and the valuation techniques utilized are appropriate and consistently applied and that the assumptions are reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from the Company's valuation service providers to other third-party valuation sources for selected securities. The Company also validates prices for selected securities obtained from brokers through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

Fixed Maturity Securities issued by Government Entities

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

Fixed Maturity Securities issued by Corporate Entities

For most debt securities issued by corporate entities, the Company obtains fair value information from third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

RMBS, CMBS, CDOs and other ABS

Third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

ML II

The fixed maturity securities, trading portfolio includes an interest in ML II. See Note 4 for additional background information on ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $39 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies a model-determined market discount rate to its interest. This discount rate is calibrated to the change in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the ML II interest will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the ML II interest. Other methodologies employed or assumptions made in determining fair value for this investment could result in amounts that differ significantly for the amounts reported.

As of December 31, 2010, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest over the remaining life of the investment after repayment of the first priority obligations owed to the New York Fed. The Company's cash flow methodology considers the capital structure of the collateral securities and their expected credit losses from the underlying asset pools. The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the ML II interest (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for defaults, recoveries and prepayments on underlying loans.

Changes in the discount rate or the estimated future cash flows used in the valuation would alter the Company's estimate of the fair value of ML II as shown in the table below.

                                       Fair Value Change
                                       -----------------
                                         (In Millions)
Twelve Months Ended December 31, 2010
Discount Rates
200 basis point increase                     $ (6)
200 basis point decrease                        6
400 basis point increase                      (10)
400 basis point decrease                       14

Estimated Future Cash Flows
10% increase                                   12
10% decrease                                  (12)
20% increase                                   23
20% decrease                                  (25)

The Company believes that the ranges of discount rates used in these analyses are reasonable on the basis of implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined on the basis of variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. Because of these factors, the fair value of ML II is likely to vary, perhaps materially, from the amount estimated.

Equity Securities Traded in Active Markets - Available for Sale

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale portfolios. Market price data is generally obtained from exchange or dealer markets.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Hedge Funds, Private Equity Funds and Other Investment Partnerships - Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge fund, private equity funds and other partnerships by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Variable Account Assets

Variable account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

At December 31, 2010

                                                                    Total
                                          Level 1 Level 2 Level 3 Fair Value
                                          ------- ------- ------- ----------
                                                    (In Millions)
ASSETS:
Fixed maturity securities, available
  for sale:
  U.S. government obligations              $ 28   $  166   $  -     $  194
  Foreign government                          -       31      -         31
  States, territories & political
   subdivisions                               -       30      5         35
  Corporate securities                        -    4,568     86      4,654
  Mortgage-backed, asset-backed and
   collateralized:
   Residential mortgage-backed
     securities                               -      254    204        458
   Commercial mortgage-backed securities      -      133    136        269
   Collateralized debt obligation /
     Asset backed securities                  -       13     93        106
                                           ----   ------   ----     ------
Total fixed maturity securities,
  available for sale                         28    5,195    524      5,747
                                           ----   ------   ----     ------
Fixed maturity securities, trading:
  Mortgage-backed, asset-backed and
   collateralized:
   Collateralized debt obligation /
     Asset backed securities                  -        -     50         50
                                           ----   ------   ----     ------
Total fixed maturity securities, trading      -        -     50         50
                                           ----   ------   ----     ------
Equity securities, available for sale:
  Common stocks                               2        -      1          3
  Preferred stocks                            -        8      -          8
                                           ----   ------   ----     ------
Total equity securities, available for
  sale                                        2        8      1         11
                                           ----   ------   ----     ------
Partnerships and other invested assets        -        1     88         89
Short-term investments                        -      369      -        369
Variable account assets                     957    1,284      -      2,241
                                           ----   ------   ----     ------
   Total                                   $987   $6,857   $663     $8,507
                                           ====   ======   ====     ======

LIABILITIES:
Derivative liabilities:
  Foreign exchange contracts               $  -   $    8   $  -     $    8
                                           ----   ------   ----     ------
Total derivative liabilities                  -        8      -          8
                                           ----   ------   ----     ------
   Total                                   $  -   $    8   $  -     $    8
                                           ====   ======   ====     ======

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2009

                                                                    Total
                                          Level 1 Level 2 Level 3 Fair Value
                                          ------- ------- ------- ----------
                                                    (In Millions)
ASSETS:
Fixed maturity securities, available
  for sale:
  U.S. government obligations             $   10  $   60   $  -     $   70
  Foreign government                           -      25      -         25
  States, territories & political
   subdivisions                                -      30      -         30
  Corporate securities                         -   4,382    189      4,571
  Mortgage-backed, asset-backed and
   collateralized:
   Residential mortgage-backed
     securities                                -     330    329        659
   Commercial mortgage-backed securities       -     129    126        255
   Collateralized debt obligation /
     Asset backed securities                   -      50     45         95
                                          ------  ------   ----     ------
Total fixed maturity securities,
  available for sale                          10   5,006    689      5,705
                                          ------  ------   ----     ------
Fixed maturity securities, trading:
  Mortgage-backed, asset-backed and
   collateralized:
   Collateralized debt obligation /
     Asset backed securities                   -       -     30         30
                                          ------  ------   ----     ------
Total fixed maturity securities, trading       -       -     30         30
                                          ------  ------   ----     ------
Equity securities, available for sale:
  Common stocks                                9       -      1         10
  Preferred stocks                             -       7      -          7
                                          ------  ------   ----     ------
Total equity securities, available for
  sale                                         9       7      1         17
                                          ------  ------   ----     ------
Partnerships and other invested assets         -       4     67         71
Short-term investments                        28     231      -        259
Derivative assets                              -       2      -          2
Variable account assets                    1,534     540      -      2,074
                                          ------  ------   ----     ------
   Total                                  $1,581  $5,790   $787     $8,158
                                          ======  ======   ====     ======

LIABILITIES:
Derivative liabilities                    $    -  $   15   $  -     $   15

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. During the year ended December 31, 2010, the Company transferred certain assets from Level 1 to Level 2, including $21 million of investments in U.S. government obligations. The Company had no transfers from Level 2 to Level 1 during the twelve months ended December 31, 2010.

At December 31, 2010 and 2009, Level 3 assets were 6.7 percent and 8.3 percent of total assets, respectively. There were no Level 3 liabilities in either period.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during the years ended December 31, 2010 and 2009 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income (loss) during the years ended December 31, 2010 and 2009 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2010 and 2009:

                                            Net
                                          Realized                                              Changes in
                                            and                                                 Unrealized
                                         Unrealized                                                Gains
                                           Gains                  Purchases,                    (Losses) on
                                Balance   (Losses)   Accumulated    Sales,              Balance Instruments
                                  at      included      Other      Issuances            at End    Held at
Twelve Months Ended            Beginning in Income  Comprehensive     and        Net      of      End of
December 31, 2010              of Period    (a)     Income (Loss) Settlements Transfers Period    Period
-------------------            --------- ---------- ------------- ----------- --------- ------- -----------
                                                              (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
  States, territories &
   political subdivisions        $  -       $  -         $ -         $   5      $  -     $  5       $ -
  Corporate securities            189          -           8           (22)      (89)      86         -
  Mortgage-backed,
   asset-backed and
   collateralized:
   Residential
     mortgage-backed
     securities                   329         23           9          (187)       30      204         -
   Commercial mortgage-backed
     securities                   126        (13)         51           (44)       16      136         -
   Collateralized debt
     obligation / Asset
     backed securities             45          -          11            (4)       41       93         -
                                 ----       ----         ---         -----      ----     ----       ---
Total fixed maturity
  securities, available for
  sale                            689         10          79          (252)       (2)     524         -
                                 ----       ----         ---         -----      ----     ----       ---
Fixed maturity securities,
  trading:
  Mortgage-backed,
   asset-backed and
   collateralized:
   Collateralized debt
     obligation / Asset
     backed securities             30         19           -             1         -       50        19
                                 ----       ----         ---         -----      ----     ----       ---
Total fixed maturity
  securities, trading              30         19           -             1         -       50        19
                                 ----       ----         ---         -----      ----     ----       ---
Equity securities, available
  for sale:
  Common stocks                     1          -           -             -         -        1         -
                                 ----       ----         ---         -----      ----     ----       ---
Total equity securities,
  available for sale                1          -           -             -         -        1         -
                                 ----       ----         ---         -----      ----     ----       ---
Partnerships and other
  invested assets                  67          3           3            12         3       88         -
                                 ----       ----         ---         -----      ----     ----       ---
   Total                         $787       $ 32         $82         $(239)     $  1     $663       $19
                                 ----       ----         ---         -----      ----     ----       ---

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                            Net
                                          Realized                                              Changes in
                                            and                                                 Unrealized
                                         Unrealized                                                Gains
                                           Gains                  Purchases,                    (Losses) on
                                Balance   (Losses)   Accumulated    Sales,              Balance Instruments
                                  at      included      Other      Issuances            at End    Held at
Twelve Months Ended            Beginning in Income  Comprehensive     and        Net      of      End of
December 31, 2009              of Period    (a)     Income (Loss) Settlements Transfers Period    Period
-------------------            --------- ---------- ------------- ----------- --------- ------- -----------
                                                              (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
  Corporate securities           $259       $  -        $ 55         $ (83)     $(42)    $189       $ -
  Mortgage-backed,
   asset-backed and
   collateralized:
  Residential mortgage-backed
   securities                     319         (7)          4            15        (2)     329         -
   Commercial mortgage-backed
     securities                    88          2          17            (9)       28      126         -
   Collateralized debt
     obligation / Asset
     backed securities             61        (15)         29           (34)        4       45         -
                                 ----       ----        ----         -----      ----     ----       ---
Total fixed maturity
  securities, available for
  sale                            727        (20)        105          (111)      (12)     689         -
                                 ----       ----        ----         -----      ----     ----       ---
Fixed maturity securities,
  trading:
  Mortgage-backed,
   asset-backed and
   collateralized:
   Collateralized debt
     obligation / Asset
     backed securities             31         (2)          -             1         -       30        (2)
                                 ----       ----        ----         -----      ----     ----       ---
Total fixed maturity
  securities, trading              31         (2)          -             1         -       30        (2)
                                 ----       ----        ----         -----      ----     ----       ---
Equity securities, available
  for sale:
  Common stocks                     1          -           -             -         -        1         -
                                 ----       ----        ----         -----      ----     ----       ---
Total equity securities,
  available for sale                1          -           -             -         -        1         -
                                 ----       ----        ----         -----      ----     ----       ---
Partnerships and other
  invested assets                  68        (10)          5             4         -       67         -
                                 ----       ----        ----         -----      ----     ----       ---
  Total                          $827       $(32)       $110         $(106)     $(12)    $787       $(2)
                                 ----       ----        ----         -----      ----     ----       ---

(a) Net realized gains and losses related to Level 3 items shown above are reported in the statements of income (loss) as net realized investment gains (losses). Net realized and unrealized gains and losses on trading securities are reported in net investment income.

Changes in the fair value of variable account assets are completely offset in the statements of income (loss) and comprehensive income (loss) by changes in variable account liabilities, which are not carried at fair value and therefore not included in the tables above.

Transfers of Level 3 Assets and Liabilities

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include: circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available, and substantial price variances in quotations among market participants exist.

The following table provides the components of the transfers of Level 3 assets on a gross basis:

                                                 Gross     Gross      Net
                                               Transfers Transfers Transfers
   At December 31, 2010                           In       (Out)   In (Out)
   --------------------                        --------- --------- ---------
                                                       (In Millions)
   ASSETS:
      Corporate securities                       $ 46      $(135)    $(89)
      RMBS                                         30          -       30
      CMBS                                         16          -       16
      CDO/ABS                                      91        (50)      41
      Partnerships and other invested assets        3          -        3
                                                 ----      -----     ----
   Total assets                                  $186      $(185)    $  1
                                                 ====      =====     ====

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


During the year ended December 31, 2010, the Company transferred into Level 3 approximately $186 million of assets consisting of certain ABS, CMBS and RMBS, private placement corporate debt, and investment partnerships. The transfers into Level 3 related to investments in ABS, RMBS and CMBS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers into Level 3 for private placement corporate debt were primarily the result of the Company overriding third party matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix. Investment partnerships transferred into Level 3 primarily consisted of certain hedge funds with limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable, or when a long-term interest rate significant to a valuation becomes short-term and thus observable. During the year ended December 31, 2010, the Company transferred approximately $185 million of assets out of Level 3. These transfers out of Level 3 are primarily related to investments in private placement corporate debt and investments in certain ABS and CDOs. Transfers out of Level 3 for private placement corporate debt and for ABS were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for CDO investments backed by corporate credits were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for CDO investments were primarily due to increased observations of market transactions and price information for those securities.

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                        December 31, 2010       December 31, 2009
                                                     ----------------------- -----------------------
                                                     Fair Value              Fair Value
                                                      Using Net   Unfunded    Using Net   Unfunded
                                                     Asset Value Commitments Asset Value Commitments
                                                     ----------- ----------- ----------- -----------
                                                                      (In Millions)
INVESTMENT CATEGORY
Private equity funds:
    Leveraged buyout  Debt and/or equity                 $25         $12         $21         $17
                      investments made as part of a
                      transaction in which assets
                      of mature companies are
                      acquired from the current
                      shareholders, typically with
                      the use of financial leverage.
    Venture capital   Early-stage, high-potential,         9           5           -           3
                      growth companies expected to
                      generate a return through an
                      eventual realization event,
                      such as an initial public
                      offering or sale of the
                      company.
    Distressed        Securities of companies that         4           1           4           1
                      are already in default, under
                      bankruptcy protection, or
                      troubled.
    Other             Real estate, energy,                48          18          42          24
                      multi-strategy, mezzanine,
                      and industry-focused
                      strategies.
                                                         ---         ---         ---         ---
Total private equity funds                                86          36          67          45
                                                         ---         ---         ---         ---
Hedge funds:
    Other             Non-U.S. companies, futures          -           -           4           -
                      and commodities, macro and
                      multi-strategy and
                      industry-focused strategies.
                                                         ---         ---         ---         ---
Total hedge funds                                          -           -           4           -
                                                         ---         ---         ---         ---
Total                                                    $86         $36         $71         $45
                                                         ===         ===         ===         ===

At December 31, 2010, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than 10 years. At that date, 58 percent of the total above had expected remaining lives between 3 and 7 years and 42 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

At December 31, 2010, the Company held one hedge fund investment included above which is redeemable quarterly, with a redemption notice ranging from 60 days to 90 days and no redemption restrictions.

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

Cost and equity-method investments. When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for other invested assets.

Mortgage and other loans. When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Fair Value Option - Fixed Maturity Securities, Trading

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains (losses) of $19 million, $(2) million and $(8) million in the years ended December 31, 2010, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income (loss).

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy loans

The fair values of the policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the carrying value and estimated fair value of the Company's financial instruments:

                                                     2010            2009
                                                --------------- ---------------
                                                Carrying Fair   Carrying Fair
                                                 Amount  Value   Amount  Value
                                                -------- ------ -------- ------
                                                         (In Millions)
 ASSETS
 Fixed maturity securities, available for sale   $5,747  $5,747  $5,705  $5,705
 Fixed maturity securities, trading                  50      50      30      30
 Equity securities, available for sale               11      11      17      17
 Mortgage and other loans receivable                490     509     513     485
 Policy loans                                       248     248     257     257
 Partnerships and other invested assets             150     150     163     163
 Short-term investments                             567     567     379     379
 Derivative assets                                    -       -       2       2
 Variable account assets                          2,241   2,241   2,074   2,074

 LIABILITIES
 Policyholder contract deposits                     917   1,019   1,198   1,260
 Derivative liabilities                               8       8      15      15

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The cost or amortized cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                     Other-Than-
                                                               Cost or    Gross      Gross            Temporary
                                                              Amortized Unrealized Unrealized Fair   Impairments
                                                                Cost      Gains      Losses   Value  in AOCI (a)
                                                              --------- ---------- ---------- ------ -----------
                                                                                (In Millions)
December 31, 2010
Fixed maturities
 U.S. government obligations                                   $  185      $ 11      $  (3)   $  193     $ -
 Foreign government                                                29         2          -        31       -
 States, territories & political subdivisions                      34         -          -        34       -
 Corporate securities                                           4,282       414        (40)    4,656       2
 Mortgage-backed, asset-backed and collateralized:
   Residential mortgage-backed securities                         455        23        (20)      458      (5)
   Commercial mortgage-backed securities                          299         4        (34)      269      (4)
   Collateralized debt obligation / Asset backed securities       103        11         (8)      106      11
                                                               ------      ----      -----    ------     ---
Total fixed maturities                                          5,387       465       (105)    5,747       4
Equity securities:
 Common stocks                                                      2         1          -         3       -
 Preferred stocks                                                   7         1          -         8       -
                                                               ------      ----      -----    ------     ---
Total equity securities                                             9         2          -        11       -
                                                               ------      ----      -----    ------     ---
Total                                                          $5,396      $467      $(105)   $5,758     $ 4
                                                               ======      ====      =====    ======     ===

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                                                                     Other-Than-
                                                               Cost or    Gross      Gross            Temporary
                                                              Amortized Unrealized Unrealized Fair   Impairments
                                                                Cost      Gains      Losses   Value  in AOCI (a)
                                                              --------- ---------- ---------- ------ -----------
                                                                                (In Millions)
December 31, 2009
Fixed maturities
 U.S. government obligations                                   $   61      $  9      $   -    $   70    $  -
 Foreign government                                                25         2         (2)       25       -
 States, territories & political subdivisions                      31         -         (1)       30       -
 Corporate securities                                           4,311       340        (79)    4,572       8
 Mortgage-backed, asset-backed and collateralized:
   Residential mortgage-backed securities                         688        31        (61)      658      (4)
   Commercial mortgage-backed securities                          364         3       (112)      255     (22)
   Collateralized debt obligation / Asset backed securities       117         5        (27)       95       5
                                                               ------      ----      -----    ------    ----
Total fixed maturities                                          5,597       390       (282)    5,705     (13)
Equity securities:
 Common stocks                                                      8         2          -        10       -
 Preferred stocks                                                   5         2          -         7       -
                                                               ------      ----      -----    ------    ----
Total equity securities                                            13         4          -        17       -
                                                               ------      ----      -----    ------    ----
Total                                                          $5,610      $394      $(282)   $5,722    $(13)
                                                               ======      ====      =====    ======    ====

(a)Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss), which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2010 and 2009:

                                                                Less than 12
                                                                   Months      12 Months or More       Total
                                                              ---------------  ---------------   ----------------
                                                                      Gross             Gross             Gross
                                                              Fair  Unrealized Fair   Unrealized Fair   Unrealized
December 31, 2010                                             Value   Losses   Value    Losses   Value    Losses
-----------------                                             ----- ---------- -----  ---------- ------ ----------
                                                                                 (In Millions)
Fixed maturities
 U.S. government obligations                                  $ 75     $ (3)   $  -      $  -    $   75   $  (3)
 Foreign government                                             16        -       -         -        16       -
 States, territories & political subdivisions                    6        -       -         -         6       -
 Corporate securities                                          574      (18)    167       (22)      741     (40)
 Mortgage-backed, asset-backed and collateralized:
   Residential mortgage-backed securities                       31       (1)    118       (19)      149     (20)
   Commercial mortgage-backed securities                        12        -     130       (34)      142     (34)
   Collateralized debt obligation / Asset backed securities      -        -      73        (8)       73      (8)
                                                              ----     ----    ----      ----    ------   -----
Total fixed maturities                                         714      (22)    488       (83)    1,202    (105)
                                                              ----     ----    ----      ----    ------   -----
Total                                                         $714     $(22)   $488      $(83)   $1,202   $(105)
                                                              ====     ====    ====      ====    ======   =====

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                              Less than 12 Months 12 Months or More       Total
                                                              ------------------  ---------------   ----------------
                                                                        Gross              Gross             Gross
                                                              Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2009                                             Value     Losses    Value    Losses   Value    Losses
-----------------                                             -----   ----------  -----  ---------- ------ ----------
                                                                                 (In Millions)
Fixed maturities
 U.S. government obligations                                  $ 26      $   -     $  -     $   -    $   26   $   -
 Foreign government                                             18         (2)       -         -        18      (2)
 States, territories & political subdivisions                   19         (1)       5         -        24      (1)
 Corporate securities                                          708        (30)     479       (49)    1,187     (79)
 Mortgage-backed, asset-backed and collateralized:
   Residential mortgage-backed securities                       78        (13)     199       (48)      277     (61)
   Commercial mortgage-backed securities                        89       (100)      69       (12)      158    (112)
   Collateralized debt obligation / Asset backed securities     29        (13)      59       (14)       88     (27)
                                                              ----      -----     ----     -----    ------   -----
Total fixed maturities                                         967       (159)     811      (123)    1,778    (282)
                                                              ----      -----     ----     -----    ------   -----
Total                                                         $967      $(159)    $811     $(123)   $1,778   $(282)
                                                              ====      =====     ====     =====    ======   =====

As of December 31, 2010, the Company held 292 individual fixed maturity and equity securities that were in an unrealized loss position, of which 103 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2010, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2010:

                                                        Total Fixed Maturity
                                                        Available for Sale
                                                           Securities
                                                        --------------------
                                                        Amortized   Fair
                                                          Cost      Value
                                                        ---------    ------
                                                           (In Millions)
Due in one year or less                                  $  188     $  193
Due after one year through five years                       786        840
Due after five years through ten years                    1,083      1,159
Due after ten years                                       2,473      2,722
Mortgage-backed, asset-backed and collateralized
  securities                                                857        833
                                                         ------      ------
Total fixed maturity securities available for sale       $5,387     $5,747
                                                         ======      ======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

At December 31, 2010, the Company's investments included one investment with a single issuer that each exceeded 10 percent of the Company's shareholder's equity. The investment was in a short-term money market investment of

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

$565 million. In 2009, there was one investment exceeding 10 percent, which was a short-term money market investment.

Total carrying values of bonds, at amortized cost deposited with regulatory authorities in accordance with statutory requirements were $3 million and $3 million at December 31, 2010 and 2009, respectively.

Trading Securities

ML II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus
3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the ML II Senior Loan.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized gains (losses) included in the statements of income (loss) from fixed maturity securities classified as trading securities in 2010, 2009 and 2008 were $19 million, $(2) million and $(8) million, respectively.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2010, the Company had direct commercial mortgage loan exposure of $470 million representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. The Company does not currently have any foreign commercial mortgage loans.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The U.S. commercial loan exposure by state and type of loan, at December 31, 2010, were as follows:

                                                                                                        % of
State                          # of Loans Amount * Apartments Offices Retails Industrials Hotels Others Total
-----                          ---------- -------- ---------- ------- ------- ----------- ------ ------ -----
                                               ($ In Millions)
California                         14       $105      $14      $ 34     $ -       $23      $ -    $34    22.3%
New York                            7         93       18        69       6         -        -      -    19.8%
New Jersey                          4         44       29         -      15         -        -      -     9.4%
Florida                             3         30        -        15      15         -        -      -     6.4%
Maryland                            2         26        -        26       -         -        -      -     5.5%
Other states                       25        172       22        56      20        23       46      5    36.6%
                                   --       ----      ---      ----     ---       ---      ---    ---   -----
   Total                           55       $470      $83      $200     $56       $46      $46    $39   100.0%
                                   ==       ====      ===      ====     ===       ===      ===    ===   =====

* Excludes portfolio valuation allowance

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                   2010 2009 2008
                                                   ---- ---- ----
                                                   (In Millions)
Allowance, beginning of year                        $1   $-   $-
   Additions to allowance for losses                 5    1    -
                                                    --   --   --
Allowance, end of year                              $6   $1   $-
                                                    ==   ==   ==

The Company did not have any impaired mortgage loans as of December 31, 2010, 2009 and 2008, respectively.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                   2010  2009  2008
                                                   ----  ----  ----
                                                     (In Millions)
Investment income:
  Fixed maturities                                 $418  $415  $433
  Equity securities                                   1     1     1
  Mortgage and other loans                           33    41    34
  Policy loans                                       19    19    12
  Investment real estate                              5     4    (4)
  Partnerships and other invested assets             17    11   (14)
  Securities Lending                                  -     -    16
  Other investment income                             3     2     6
                                                   ----  ----  ----
Gross investment income                             496   493   484
Investment expenses                                 (11)  (10)   (1)
                                                   ----  ----  ----

Net investment income                              $485  $483  $483
                                                   ====  ====  ====

The carrying value of investments that produced no investment income during 2010 was $40 million, which is less than 0.6 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS (LOSSES)

Realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                         2010  2009    2008
                                                         ----  ----  -------
                                                            (In Millions)
Sales of fixed maturity securities, available for sale:
  Gross gains                                            $126  $103  $   101
  Gross losses                                            (12)  (38)    (165)
Sales of equity securities, available for sale:
  Gross gains                                               2     2        1
  Gross losses                                              -    (1)       -
Partnerships and other invested assets:
  Gross gains                                               -     3        -
  Gross losses                                             (5)  (12)      (7)
Derivatives:
  Gross gains                                              13     -       46
  Gross losses                                            (15)  (15)     (76)
Securities lending collateral, including other-than-
  temporary impairments                                    16    (1)    (871)
Other-than-temporary impairments:
  Total other-than-temporary impairments on available
   for sale securities                                    (21)  (60)    (438)
  Portion of other-than-temporary impairments on
   available for sale fixed maturity securities
   recognized in accumulated other comprehensive income    (4)   (2)       -
                                                         ----  ----  -------
Net other-than-temporary impairments on available for
  sale securities recognized in net income (loss)         (25)  (62)    (438)
Other-than-temporary impairments on all other
  investments                                              (1)  (10)       -
                                                         ----  ----  -------
Net realized investment gains (losses) before taxes      $ 99  $(31) $(1,409)
                                                         ====  ====  =======

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                   Twelve Months Nine Months
                                                       Ended        Ended
                                                   December 31,  December 31,
                                                       2010          2009
                                                   ------------- ------------
                                                         (In Millions)
Balance, beginning of year                             $ 94          $  -
Increases due to:
   Credit losses remaining in accumulated deficit
     related to adoption of new
     other-than-temporary impairment standard             -            90
   Credit impairments on new securities subject
     to impairment losses                                 4             6
   Additional credit impairments on previously
     impaired securities                                 18            17
Reductions due to:
   Credit impaired securities fully disposed for
     which there was no prior intent or
     requirement to sell                                 (7)          (14)
   Credit impaired securities for which there is
     a current intent or anticipated requirement
     to sell                                             (1)            -
   Accretion on securities previously impaired
     due to credit                                       (1)           (5)
                                                       ----          ----
Balance, end of year                                   $107          $ 94
                                                       ====          ====

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                    Derivative Assets Derivative Liabilities
                                    ----------------- ----------------------
                                    Notional          Notional
                                     Amount    Fair    Amount      Fair
                                      (a)      Value    (a)        Value
                                    --------   -----  --------     -----
December 31, 2010
-----------------                           (In Millions)
  Foreign exchange contracts           $-       $-      $38         $8
                                       --       --      ---         --
Total derivatives, gross               $-       $-      $38         $8
                                       ==       ==      ===         ==

                                    Derivative Assets Derivative Liabilities
                                    ----------------- ----------------------
                                    Notional          Notional
                                     Amount    Fair    Amount      Fair
                                      (a)      Value    (a)        Value
                                    --------   -----  --------     -----
December 31, 2009
-----------------                           (In Millions)
Derivatives not designated as
hedging instruments:
  Interest rate contracts             $ -       $-      $205        $ 9
  Foreign exchange contracts           17        2        38          6
                                      ---       --      ----        ---
Total derivatives, gross              $17       $2      $243        $15
                                      ===       ==      ====        ===

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

The Company's interest rate contracts include interest rate swaps. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements and gains and losses on sales of derivatives in net realized investment gains (losses) in the statements of income (loss):

                                                             2010 2009  2008
                                                             ---- ----  ----
                                                              (In Millions)
Derivatives not designated as hedging instruments
   Interest rate contracts                                   $ -  $ (4) $ 13
   Foreign exchange contracts                                 (2)  (11)   25
   Other contracts                                             -     -   (68)
                                                             ---  ----  ----
Total                                                        $(2) $(15) $(30)
                                                             ===  ====  ====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2010 and 2009, the Company had $7 million and $15 million, respectively, of net derivative liabilities outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support, or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but rather is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvements with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party, or group of related parties, that absorbs a majority of the expected losses of the VIE, receives a majority of the expected residual returns of the VIE, or both.

For all other variable interest entities, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                     Maximum Exposure to Loss
                                                   ----------------------------
                                         Total VIE On-Balance Off-Balance
                                          Assets     Sheet       Sheet    Total
                                         --------- ---------- ----------- -----
December 31, 2010
-----------------                                    (In Millions)
Maiden Lane II                            $16,455     $50         $-       $50
                                          -------     ---         --       ---
Total                                     $16,455     $50         $-       $50
                                          =======     ===         ==       ===
December 31, 2009
-----------------
Maiden Lane II                            $15,911     $30         $-       $30
                                          -------     ---         --       ---
Total                                     $15,911     $30         $-       $30
                                          =======     ===         ==       ===

Balance Sheet Classification

The Company's interest in the assets of unconsolidated VIEs was classified on the Company's balance sheets as follows:

                                                   At December 31,
                                                   ---------------
                                                   2010    2009
                                                   ----    ----
                                                   (In Millions)
Assets:
  Fixed maturity securities, trading               $50     $30
                                                   ---     ---
Total assets                                       $50     $30
                                                   ===     ===

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company typically is not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2010 or 2009.

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 4 herein for further discussion.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. SECURITIES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                      (In Millions)
For the year ended December 31, 2008:
Realized losses on securities lending collateral:
   Net realized losses on RMBS sold to ML II                              $ (85)
   Net realized losses on all other asset sales                             (86)
   Realized losses due to other-than-temporary declines in value           (700)
                                                                          -----
       Total                                                              $(871)
                                                                          =====
Net realized losses related to lent securities with insufficient collateral:
   Deemed sales of lent securities                                        $ (13)
   Forward purchase commitments                                             (68)
                                                                          -----
       Total                                                              $ (81)
                                                                          =====

At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of those amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009.

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

"MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and was reflected in other liabilities at December 31, 2009 and 2008. In 2010, a settlement with the Lehman estate was reached, and the settlement was funded on September 10, 2010. The Company recognized a realized gain in 2010 of $16 million as an adjustment to the estimated losses previously recorded on the sale treatment of the lent securities.

8. DEFERRED POLICY ACQUISITION COSTS

The following table summarizes the activity in DAC:

                                                   2010  2009  2008
                                                   ----  ----  ----
                                                     (In Millions)
Balance at January 1                               $121  $133  $166
  Deferrals                                           3     3     2
  Accretion of interest/amortization                (12)  (15)  (32)
  Effect of unlocking assumptions used in
   estimating future gross profits                    6     -    (3)
                                                   ----  ----  ----
Balance at December 31                             $118  $121  $133
                                                   ====  ====  ====

In accordance with GAAP, the Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2010, unlocking decreased amortization due to improved mortality for life insurance products and improved surrender experience for deferred annuity products. Unlocking also reduced reserves on certain interest sensitive life products. In 2009, there were no prospective unlockings implemented. In 2008, DAC amortization increased due to unlocking of lapse assumptions on certain deferred annuity products.

During 2010, the Company continued to migrate certain blocks of reserves and DAC from various legacy valuation systems to a new valuation system, representing approximately $128 million of reserves and $20 million of DAC in 2010. There were no conversions implemented during 2009. During 2008, conversions represented approximately $1.6 billion of reserves and $9 million of DAC.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


9. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                                2010   2009
                                                               ------ ------
                                                               (In Millions)
Future policy benefits:
  Ordinary life                                                $   49 $   50
  Group life                                                       23     21
  Life contingent annuities                                     1,452  1,441
  Terminal funding                                                977  1,014
  Accident and health                                             181    174
                                                               ------ ------
Total                                                          $2,682 $2,700
                                                               ====== ======
Policyholder contract deposits:
  Annuities                                                    $  977 $1,062
  Guaranteed investment contracts                                   5    210
  Corporate-owned life insurance                                1,821  1,791
  Universal life                                                  563    586
  Other contract deposits                                          29     20
                                                               ------ ------
Total                                                          $3,395 $3,669
                                                               ====== ======

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 3.0 percent to 9.0 percent.

The liability for future policy benefits has been established on the basis of the following assumptions:

..   Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 9.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 8.9 percent and grade to not less than 1.3 percent.

..   Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life approximated 36.7 percent.

The liability for policyholder contract deposits has been established on the basis of the following assumptions:

..   Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 4.5 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer period. Withdrawal charges generally range from zero percent to 6.0 percent grading to zero over a period of zero to 7 years.

..   Guaranteed investment contracts ("GICs") have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. GIC interest rate credited is 6.8 percent and the maturity is 6 years.

..   Interest rates on corporate-owned life insurance are guaranteed at 4.0 percent and the weighted average rate credited in 2010 was 5.0 percent.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


..   The universal life policies have credited interest rates of 4.0 percent to
    6.5 percent and guarantees ranging from 3.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 1.6 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

GMDB

Details concerning the Company's GMDB exposure (net of reinsurance) including a return of net deposits plus a minimum return as of December 31 were as follows:

                                                       2010          2009
                                                   ------------  ------------
                                                         ($ In Millions)
In the event of death (GMDB)
   Account value                                   $        695  $        752
   Net amount at risk (a)                                    75            75
   Average attained age of contract holders                  73            72
   Range of guaranteed minimum return rates         0.00%-10.00%  0.00%-10.00%

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits (net of reinsurance) on variable contracts. The gross reserve is reflected in the general account and reported in future policy benefits on the balance sheets:

                                                   2010   2009
                                                   ----   ----
                                                   (In Millions)
Balance at January 1 (b)                           $ 2    $  -
Guaranteed benefits incurred                         5      24
Guaranteed benefits paid                            (3)    (22)
                                                   ---    ----
Balance at December 31                             $ 4    $  2
                                                   ===    ====

(b) Beginning balance for 2009 is $400 thousand.

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2010 and 2009:

    . Data used was 1,000 stochastically generated investment performance scenarios.
    .  Mean investment performance assumption was 10.0 percent.
    .  Volatility assumption was 16.0 percent.
    . Mortality was assumed to be 87.5 percent of the 1975-80 SOA Ultimate table.
    . Lapse rates vary by contract type and duration and range from 5.0 percent to 25.0 percent with an average of 11.4 percent.
    .  The discount rate was 8.0 percent.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Reinsurance transactions for the years ended December 31, 2010, 2009 and 2008 were as follows:

                                                    Assumed          Percentage
                                         Ceded to    From            of Amount
                                 Gross     Other     Other    Net     Assumed
                                 Amount  Companies Companies Amount    to Net
                                 ------- --------- --------- ------- ----------
                                            (In Millions)
December 31, 2010
Life insurance in force          $32,206  $ 7,330    $111    $24,987    0.44%
                                 =======  =======    ====    =======
Premiums:
   Life insurance and annuities  $    91  $    59    $  1    $    33    3.03%
   Accident and health
     insurance                        93       16       -         77    0.00%
                                 -------  -------    ----    -------
Total premiums                   $   184  $    75    $  1    $   110    0.91%
                                 =======  =======    ====    =======
December 31, 2009
Life insurance in force          $40,702  $16,972    $112    $23,842    0.47%
                                 =======  =======    ====    =======
Premiums:
   Life insurance and annuities  $    96  $    67    $ (1)   $    28   -3.57%
   Accident and health
     insurance                       199      118       -         81    0.00%
                                 -------  -------    ----    -------
Total premiums                   $   295  $   185    $ (1)   $   109   -0.92%
                                 =======  =======    ====    =======
December 31, 2008
Life insurance in force          $45,342  $17,167    $  -    $28,175    0.00%
                                 =======  =======    ====    =======
Premiums:
   Life insurance and annuities  $   205  $    62    $  -    $   143    0.00%
   Accident and health
     insurance                       281      204       -         77    0.00%
                                 -------  -------    ----    -------
Total premiums                   $   486  $   266    $  -    $   220    0.00%
                                 =======  =======    ====    =======

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheets. Reinsurance recoverable on paid losses was approximately $7 million, and $13 million, at December 31, 2010 and 2009, respectively. Reinsurance recoverable on unpaid losses was approximately $17 million, and $23 million at December 31, 2010 and 2009, respectively. Ceded claim and surrender recoveries under reinsurance agreements was $88 million, $153 million and $208 million for the years ended 2010, 2009 and 2008, respectively.

During 2010, the Company fully terminated and recaptured the reinsurance treaty with Solaris Indemnity Ltd. The recapture resulted in a pre-tax gain of $576 thousand.

During 2009, the Company fully terminated and recaptured its reinsurance contract with American International Assurance Company ("AIA"), a then affiliate of the Company. The recapture resulted in a loss of $67 thousand. AIA was subsequently sold by AIG in an initial public offering in 2010.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Effective July 1, 2009, the Company entered into an inter-company reinsurance agreement with Delaware American Life Insurance Company ("DelAm"), a then affiliate, to assume, on a 100 percent coinsurance basis, all ordinary life and annuity business. As part of this treaty, the net benefits and claims settlement payments payable by the Company were assumed and the reinsured contracts will be administered by the Company in accordance with the Administrative Service Agreement dated July 1, 2009. DelAm was subsequently sold to MetLife, Inc. ("MetLife").

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009.

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2010, 2009 and 2008 was a pre-tax expense of approximately $5 million, $8 million and $7 million, respectively, representing the risk charge associated with the coinsurance agreement.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Commitments to Fund Partnership Investments

The Company had unfunded commitments for its limited partnership investments totaling $86 million at December 31, 2010. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitments but may elect to do so.

CONTINGENT LIABILITIES

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. Each state has insurance guaranty association laws under which insurers doing business in a state can be assessed, up to prescribed limits and on the basis of the proportionate share of the premiums written by member insurers, to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

12. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were as follows:

                                                           2010 2009 2008
                                                           ---- ---- ----
                                                           (In Millions)
      Cash from Parent                                      $-  $50  $ 50
      Contributions related to Securities Lending Program    -    -   685
                                                            --  ---  ----
         Total cash contributions                            -   50   735
      Contributions of securities at fair value              -    -   179
      All other non cash contributions                       -    1     -
                                                            --  ---  ----
         Total capital contributions                        $-  $51  $914
                                                            ==  ===  ====

The components of accumulated other comprehensive income (loss) are as follows:

                                                            2010   2009   2008
                                                           -----  -----  -----
                                                              (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                  $ 467  $ 394  $ 182
   Gross unrealized losses                                  (105)  (282)  (469)
Net unrealized gains (losses) on other invested assets         7      4     (1)
Deferred federal and state income tax (expense) benefit     (129)   (34)   101
                                                           -----  -----  -----
   Accumulated other comprehensive income (loss) (a)       $ 240  $  82  $(187)
                                                           =====  =====  =====

(a) Includes a decrease of $181 million in 2009 related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Delaware Department of Insurance ("DDI") are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Delaware without obtaining the prior approval of the DDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations not in excess of unassigned surplus. The maximum dividend payout that may be made in 2011 without prior approval of the DDI is $27 million.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The state has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the DDI to restate the gross paid-in and contributed surplus and the unassigned funds components of its surplus. The effective date was September 30, 2010. This restatement resulted in an increase in unassigned funds of $678 million to offset the Company's losses incurred as a result of its participation in the Securities Lending Program, and a corresponding decrease in gross paid-in and contributed surplus of $678 million.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                               2010 2009   2008
                                               ---- ----  -----
                                                 (In Millions)
                Statutory net income (loss)    $ 58 $(20) $(879)
                Statutory capital and surplus  $653 $458  $ 361

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                                 2010  2009   2008
                                                 ----  ----  -----
                                                   (In Millions)
             Current                             $ 15  $ 57  $(320)
             Deferred                             (78)  (79)   337
                                                 ----  ----  -----
             Total income tax expense (benefit)  $(63) $(22) $  17
                                                 ====  ====  =====

The US statutory income tax rate is 35 percent for 2010, 2009 and 2008. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                         2010  2009   2008
                                                        -----  ----  -----
                                                           (In Millions)
     US federal income tax (benefit) at statutory rate  $  85  $ 24  $(465)
     Adjustments:
      Valuation allowance                                (147)  (46)   486
      State income tax                                      -     1      -
      Dividends received deduction                         (1)   (2)    (2)
      IRS audit settlements                                 -     1     (2)
                                                        -----  ----  -----
     Total income tax expense (benefit)                 $ (63) $(22) $  17
                                                        =====  ====  =====

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                 2010   2009
                                                                -----  -----
                                                                (In Millions)
   Deferred tax assets:
     Excess capital losses and other tax carryovers             $ 290  $ 335
     Basis differential of investments                              -     64
     Policy reserves                                              110     50
     Other                                                          -      7
                                                                -----  -----
     Total deferred tax assets before valuation allowance         400    456
     Valuation allowance                                         (225)  (365)
                                                                -----  -----
     Total deferred tax assets                                    175     91

   Deferred tax liabilities:
     Deferred policy acquisition costs                            (41)   (42)
     Basis differential of investments                            (42)     -
     Net unrealized gains on debt and equity securities
      available for sale                                         (129)   (41)
                                                                -----  -----
     Total deferred tax liabilities                              (212)   (83)
                                                                -----  -----
   Net deferred tax asset (liability)                           $ (37) $   8
                                                                =====  =====

At December 31, 2010, the Company had capital loss carryforwards of $812 million expiring through the year 2015.

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $400 million and concluded a $225 million valuation allowance was required to reduce the deferred tax asset at December 31, 2010 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on the securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the continuing earnings strength of the businesses AIG retained and the recent recapitalization, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                  December 31,
                                                                  ------------
                                                                  2010    2009
                                                                  ----    ----
                                                                  (In Millions)
    Gross unrecognized tax benefits at beginning of period        $12     $ -
      Increases in tax positions for prior years                    2      12
                                                                  ---     ---
    Gross unrecognized tax benefits at end of period              $14     $12
                                                                  ===     ===

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2010, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2010 and 2009, the Company's unrecognized tax benefits, excluding interest and penalties, were $14 million and $12 million respectively. As of December 31, 2010 and 2009, there were no amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At December 31 2010 and 2009, the Company had not accrued for the payment of interest (net of federal benefit) and penalties. For the year ended December 31, 2008, the Company did not recognize an expense of interest (net of federal benefit) or penalties in the statements of income
(loss).

The IRS is currently examining the Company's tax returns for the taxable years 2003 to 2005. Although the final outcome of any issues raised in the examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2010 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

On September 30, 2010, AIG entered into an agreement-in-principle with the of the United States Department of the Treasury (the "Department of the Treasury"), the New York Fed, and the AIG Credit Facility Trust, a trust established for the sole benefit of the Department of the Department of the Treasury (the "Trust"), for a series of integrated transactions to recapitalize AIG (the "Recapitalization"). AIG completed the Recapitalization on January 14, 2011. For more information regarding the Recapitalization, please see Note 16.

Additional information on AIG is provided in the Company's 2010 Annual Statement and is also publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income ceded to affiliates was $15 million, $118 million and $202 million for the years ended December 31, 2010, 2009 and 2008, respectively. Commission ceded to affiliates was $2 million, $9 million and $18 million for the years ended December 31, 2010, 2009 and 2008, respectively.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Please see Note 10 for information related to the Company's coinsurance/modified coinsurance agreement with AIGB and the coinsurance agreement with DelAm.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2010, 2009 and 2008, the Company was charged $66 million, $57 million and $46 million, respectively, for expenses attributed to the Company. Accounts payable for such services at December 31, 2010 and 2009 were not material.

Notes of Affiliates

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $30 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $1 million and $2 million on the Notes while they were still considered an affiliate during 2009 and 2008, respectively. On March 15, 2010, AIG closed a secondary public offering of 8.5 million shares of Transatlantic Holdings, Inc. common stock owned by American Home Assurance Company, a subsidiary of AIG, further reducing AIG's investment in this former affiliate.

Agreements with Affiliates

National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated July 13, 1998 (the "Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. National Union's audited statutory financial statements are filed with the SEC as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination.

Effective April 24, 2011, AIG terminated the support agreement between itself and the Company (the "Support Agreement"), pursuant to which AIG would cause the Company to maintain a contract holders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provided that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG would provide such funds at the request of the Company. AIG could terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. On
March 25, 2011, AIG notified the Company of its intent to terminate the Support Agreement as a result of the above circumstance.

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the Chartis group of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

payments to the claimant. The Company carried liabilities of $830 million and $877 million at December 31, 2010 and 2009, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving Chartis members where those Chartis members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the Chartis members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On January 14, 2011, AIG completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of AIG common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of AIG common stock; and
(iii) the shares of AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of AIG common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued AIG common stock, representing ownership of approximately 92 percent of the outstanding AIG common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of AIG common stock on the open market.

On March 10, 2011, AIG submitted a binding bid to the New York Fed to purchase all of the RMBS owned by ML II for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other AIG companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining AIG's offer to purchase all of the RMBS held in the ML II portfolio and instead would sell these securities through a competitive process.

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage. The CMA will replace the existing Support Agreement in effect between AIG and the Company (see Note 14), which was terminated by AIG in accordance with its terms on April 24, 2011.

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                               NAIC CODE: 19445

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                               TABLE OF CONTENTS

Report of Independent Auditors.......................................................  2

Statements of Admitted Assets........................................................  3

Statements of Liabilities, Capital and Surplus.......................................  4

Statements of Income and Changes in Capital and Surplus..............................  5

Statements of Cash Flow..............................................................  6

Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.  7

Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.............. 18

Note 3 - Investments................................................................. 21

Note 4 - Reserves for Losses and LAE................................................. 34

Note 5 - Related Party Transactions.................................................. 37

Note 6 - Reinsurance................................................................. 49

Note 7 - Deposit Accounting Assets and Liabilities................................... 53

Note 8 - Federal Income Taxes........................................................ 55

Note 9 - Pension Plans and Deferred Compensation Arrangements........................ 62

Note 10 - Capital and Surplus and Dividend Restrictions.............................. 65

Note 11 - Contingencies.............................................................. 67

Note 12 - Other Significant Matters.................................................. 78

Note 13 - Subsequent Events.......................................................... 80

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. (the Company) as of December 31, 2010 and 2009 and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years then ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years then ended December 31, 2010, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009 the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10 and SSAP No. 43R - Revised Loan-backed and Structured Securities. The Company has reflected the effects of these adoptions within Changes in accounting principles on the Statements of Changes in Capital and Surplus.

PRICEWATERHOUSECOOPERS LLP

April 29, 2011

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                         STATEMENTS OF ADMITTED ASSETS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2010 AND 2009
                                (000's OMITTED)

--------------------------------------------------------------------------------

   As of December 31,                                   2010         2009
   ------------------                               -----------  -----------
   Cash and invested assets:
          Bonds, primarily at amortized
            cost (fair value: 2010 -
            $14,120,892; 2009 -
            $12,919,764)........................... $13,919,307  $12,579,023
          Stocks:..................................
          Common stocks, at fair value
            adjusted for non-admitted
            assets (cost: 2010 -
            $1,495,718; 2009 - $2,047,239).........   6,511,306    6,984,703
          Preferred stocks, primarily at
            fair value (cost: 2010 - $217;
            2009 - $939)...........................         217          868
          Other invested assets, primarily
            at equity (cost: 2010 -
            $2,655,674; 2009 - $2,520,966).........   3,238,585    2,982,542
          Short-term investments, at
            amortized cost (approximates
            fair value)............................   1,621,934    2,107,181
          Overdraft................................    (134,915)    (210,789)
          Receivable for securities................         565          479
                                                    -----------  -----------
             TOTAL CASH AND INVESTED ASSETS........  25,156,999   24,444,007
                                                    -----------  -----------
   Investment income due and accrued...............     180,797      203,895
   Agents' balances or uncollected
     premiums:
      Premiums in course of collection.............     388,434      477,501
      Premiums and installments booked but
        deferred and not yet due...................     432,688      407,860
      Accrued retrospective premiums...............   1,528,069    1,589,026
   Amounts billed and receivable from high
     deductible policies...........................      34,708       13,004
   Reinsurance recoverable on loss payments........     416,132      498,748
   Funds held by or deposited with
     reinsurers....................................      43,767       25,712
   Deposit accounting assets.......................         724        1,684
   Deposit accounting assets - funds held..........      93,433       93,433
   Federal income taxes recoverable from
     affiliates....................................      34,361      261,158
   Net deferred tax assets.........................   1,000,337      687,298
   Equities in underwriting pools and
     associations..................................     575,123      602,029
   Receivables from parent, subsidiaries
     and affiliates................................   2,026,969    2,440,086
   Other admitted assets...........................     335,533      286,425
                                                    -----------  -----------
             TOTAL ADMITTED ASSETS................. $32,248,074  $32,031,866
                                                    ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2010 AND 2009
                   (000'S OMITTED EXCEPT SHARE INFORMATION)

--------------------------------------------------------------------------------

        As of December 31,                          2010        2009
        ------------------                       ----------- -----------
                      Liabilities
                      -----------

        Reserves for losses and loss adjustment
          expenses.............................. $14,214,768 $13,570,308
        Unearned premium reserves...............   2,996,516   3,532,266
        Commissions, premium taxes, and other
          expenses payable......................     238,588     224,027
        Reinsurance payable on paid loss and
          loss adjustment expenses..............     163,698     244,863
        Funds held by company under reinsurance
          treaties..............................     139,264     157,702
        Provision for reinsurance...............     101,251      93,549
        Ceded reinsurance premiums payable, net
          of ceding commissions.................     383,332     302,391
        Deposit accounting liabilities..........     200,441     188,394
        Collateral deposit liability............     431,011     445,678
        Payable to parent, subsidiaries and
          affiliates............................     367,961     328,754
        Derivatives.............................      11,263          --
        Other liabilities.......................     259,166     285,574
                                                 ----------- -----------
           TOTAL LIABILITIES....................  19,507,259  19,373,506
                                                 ----------- -----------

                  Capital and Surplus
                  -------------------

        Common capital stock, $2.45 par value,
          2,050,000 shares authorized,issued
          and outstanding.......................       4,479       4,479
        Capital in excess of par value..........   6,237,997   5,290,047
        Unassigned surplus......................   5,898,315   7,120,540
        Special surplus tax - SSAP 10R..........     599,502     242,874
        Special surplus funds from retroactive
          reinsurance...........................         522         420
                                                 ----------- -----------
           TOTAL CAPITAL AND SURPLUS............  12,740,815  12,658,360
                                                 ----------- -----------
           TOTAL LIABILITIES, CAPITAL, AND
             SURPLUS............................ $32,248,074 $32,031,866
                                                 =========== ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

            STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                (000'S OMITTED)
--------------------------------------------------------------------------------

 For the years ended
 December 31,                               2010         2009         2008
 -------------------                    -----------  -----------  -----------
     Statements of Income
     --------------------
 Underwriting income:
    Premiums earned.................... $ 5,244,486  $ 6,071,466  $ 7,265,084
                                        -----------  -----------  -----------
 Underwriting deductions:
    Losses incurred....................   4,787,494    4,753,215    4,907,821
    Loss adjustment expenses
      incurred.........................     921,320      774,866      766,180
    Other underwriting
      expenses incurred................   1,392,409    1,439,581    1,657,034
                                        -----------  -----------  -----------
 Total underwriting deductions.........   7,101,223    6,967,662    7,331,035
                                        -----------  -----------  -----------
 NET UNDERWRITING LOSS                   (1,856,737)    (896,196)     (65,951)
                                        -----------  -----------  -----------
 Investment income:
    Net investment income
      earned...........................   1,095,908    1,032,274    1,340,829
    Net realized capital gains
      (net of capital gains
      tax (benefit): 2010 -
      $17,767; 2009 -
      $930,452; 2008 -
      $(13,526)).......................       8,838      352,053      133,771
                                        -----------  -----------  -----------
 NET INVESTMENT GAIN                      1,104,746    1,384,327    1,474,600
                                        -----------  -----------  -----------
 Net gain (loss) from agents'
   or premium balances
   charged-off.........................      21,847      (37,084)     (50,530)
 Finance and service charges
   not included in premiums............          --        4,851       15,842
 Other income..........................      41,388        7,951       35,560
                                        -----------  -----------  -----------
 (LOSS) INCOME AFTER CAPITAL
   GAINS TAXES AND BEFORE
   FEDERAL INCOME TAXES                    (688,756)     463,849    1,409,521
 Federal income tax (benefit)
   expense.............................      (3,590)    (377,136)      39,777
                                        -----------  -----------  -----------
        NET (LOSS) INCOME.............. $  (685,166) $   840,985  $ 1,369,744
                                        ===========  ===========  ===========
 Changes in Capital and Surplus
 ------------------------------
 Capital and surplus, as of
   December 31, previous year.......... $12,658,360  $11,825,423  $12,156,993
    Adjustment to beginning
      surplus..........................     (50,874)    (126,308)      (9,665)
                                        -----------  -----------  -----------
 CAPITAL AND SURPLUS, AS OF
   JANUARY 1,                            12,607,486   11,699,115   12,147,328
                                        -----------  -----------  -----------
    Changes in accounting
      principles (refer to
      Note 2)..........................
           Adoption of SSAP 10R........          --      242,874           --
           Cumulative effect
             of changes in
             accounting
             principles................          --      (91,387)          --
    Other changes in capital
      and surplus:.....................
        Net income.....................    (685,166)     840,985    1,369,744
           Change in net
             unrealized
             capital gains
             (net of capital
             gains tax
             (expense)/
             benefit: 2010 -
             $(63,042); 2009 -
             $20,011; 2008 -
             $(221,853)................     428,758     (434,565)    (766,210)
           Change in net
             deferred income
             tax.......................      35,165       38,269     (172,349)
           Change in
             non-admitted
             assets....................      79,498     (201,784)    (205,044)
           Change in SSAP 10R..........     356,628           --           --
           Change in provision
             for reinsurance...........      (7,702)       7,298       20,867
           Paid in capital and
             surplus...................     774,479    1,087,400    1,255,961
           Dividends to
             stockholder...............    (889,961)    (537,000)  (1,737,225)
           Other surplus
             adjustments...............      45,874        2,933           --
           Foreign exchange
             translation...............      (4,244)       4,222      (87,649)
                                        -----------  -----------  -----------
    TOTAL CHANGES IN CAPITAL
      AND SURPLUS......................     133,329      959,245     (321,905)
                                        -----------  -----------  -----------
 CAPITAL AND SURPLUS, AS OF
   DECEMBER 31,                         $12,740,815  $12,658,360  $11,825,423
                                        ===========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                (000'S OMITTED)
--------------------------------------------------------------------------------

      For the years ended
      December 31,                       2010         2009        2008
      -------------------            -----------  -----------  ----------
          Cash from Operations
          --------------------

      Premiums collected, net of
        reinsurance................. $ 4,975,079  $ 6,012,704  $6,547,710
      Net investment income.........   1,117,172      879,604   1,388,127
      Miscellaneous income (expense)      18,885      (22,990)         54
                                     -----------  -----------  ----------
         SUB-TOTAL..................   6,111,136    6,869,318   7,935,891

      Benefit and loss related
        payments....................   4,307,011    4,612,122   5,078,216
      Commission and other expense
        paid........................   2,142,679    2,300,255   2,342,596
      Dividends paid to
        policyholders...............          --          246         114
      Federal and foreign income
        taxes (recovered) paid......    (140,897)     (43,319)     53,271
                                     -----------  -----------  ----------
         NET CASH (USED IN)
           PROVIDED FROM OPERATIONS.    (197,657)          14     461,694
                                     -----------  -----------  ----------
          Cash from Investments
          ---------------------

      Proceeds from investments
        sold, matured, or repaid:
         Bonds......................   6,193,496    2,778,983   3,141,468
         Stocks.....................     532,652    5,332,526     657,471
         Other......................   1,006,707      613,320     671,313
                                     -----------  -----------  ----------
         TOTAL PROCEEDS FROM
           INVESTMENTS SOLD,
           MATURED, OR REPAID.......   7,732,855    8,724,829   4,470,252
                                     -----------  -----------  ----------

      Cost of investments acquired:
         Bonds......................   7,491,719    2,830,766   2,006,885
         Stocks.....................     621,311      335,841   1,074,344
         Other......................   1,160,055      963,564   1,197,475
                                     -----------  -----------  ----------
         TOTAL COST OF INVESTMENT
           ACQUIRED.................   9,273,085    4,130,171   4,278,704
                                     -----------  -----------  ----------
         NET CASH (USED IN)
           PROVIDED FROM INVESTING
           ACTIVITIES...............  (1,540,230)   4,594,658     191,548
                                     -----------  -----------  ----------
         Cash from Financing and
          Miscellaneous Sources
         -----------------------

      Capital and surplus paid-in...          --           --     299,000
      Borrowed funds................          --           --     (12,741)
      Dividends to stockholder......    (776,238)    (537,000)   (878,465)
      Intercompany receivable and
        payable, net................   2,163,647   (2,961,854)    646,904
      Net deposit on deposit-type
        contracts and other
        insurance...................      14,051       78,549      38,529
      Equities in underwriting
        pools and association.......       6,871      113,428     535,633
      Collateral deposit liability..     (14,667)    (130,248)    (38,833)
      Other.........................     (65,150)    (200,463)   (243,164)
                                     -----------  -----------  ----------
         NET CASH PROVIDED FROM
           (USED IN) FINANCING AND
           MISCELLANEOUS ACTIVITIES.   1,328,514   (3,637,588)    346,863
                                     -----------  -----------  ----------
         NET CHANGE IN CASH AND
           SHORT-TERM INVESTMENTS...    (409,373)     957,084   1,000,105

      Cash and short-term
        investments:
         Beginning of year..........   1,896,392      939,308     (60,797)
                                     -----------  -----------  ----------
         END OF YEAR................ $ 1,487,019  $ 1,896,392  $  939,308
                                     ===========  ===========  ==========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
POLICIES
--------

A. ORGANIZATION
   ------------

   National Union Fire Insurance Company of Pittsburgh, Pa. (the Company or National Union) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation, which is in turn owned by Chartis Inc., a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Note 5 for information about recent developments regarding AIG and Chartis Inc.

   In July 2009, AIG rebranded its General Insurance Operations as
   Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International). .On March 31, 2011 AIG announced a reorganization of its Chartis operations and named a new management team to effect the changes. Under the new structure, Chartis will consist of two major global groups - commercial and consumer - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business operations. Each of the two major global groups will include four principal regions: the United States & Canada, Europe, the Far East, and Growth Economies (primarily consisting of Asia Pacific, the Middle East, and Latin America).

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

   The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The names, the National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile of the Commercial Pool participants are as follows:

                                                                                         Pool
                                                                              NAIC   Participation   State of
Company                                                                      Co Code  Percentage     Domicile
-------                                                                      ------- ------------- ------------
(1) National Union Fire Insurance Company of Pittsburgh, Pa. (the Company)*.  19445       38%      Pennsylvania
(2) American Home Assurance Company (American Home).........................  19380       36%        New York
(3) Commerce and Industry Insurance Company (C&I)...........................  19410       11%        New York
(4) Chartis Property Casualty Company (Chartis PC)..........................  19402        5%      Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire).........................  23841        5%      Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)...............  19429        5%      Pennsylvania
(7) Chartis Casualty Company................................................  40258        0%      Pennsylvania
(8) Granite State Insurance Company.........................................  23809        0%      Pennsylvania
(9) Illinois National Insurance Co..........................................  23817        0%        Illinois

* Lead Company

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates and participates in the Chartis U.S. Commercial Pool. Refer to Note 5 for additional information.

B. SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES
   ----------------------------------------------------------

   Prescribed or Permitted Statutory Accounting Practices:
   -------------------------------------------------------

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

   PA SAP recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.

   PA SAP has adopted certain accounting practices that differ from those found in NAIC SAP, specifically, the prescribed practice of allowing the discounting of workers' compensation known case loss reserves on a non-tabular basis (under NAIC SAP, non-tabular discounting reserves is not permitted). A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

December 31,                                             2010         2009         2008
------------                                         -----------  -----------  -----------
NET (LOSS) INCOME, PA SAP                            $ (685,166)  $   840,985  $ 1,369,744
State prescribed practices - (deduction):
   Non-tabular discounting..........................    (267,788)     (48,951)    (109,227)
                                                     -----------  -----------  -----------
NET (LOSS) INCOME, NAIC SAP                          $  (952,954) $   792,034  $ 1,260,517
                                                     ===========  ===========  ===========
STATUTORY SURPLUS, PA SAP                            $12,740,815  $12,658,360  $11,825,423
State prescribed or permitted practices - (charge):
   Non-tabular discounting..........................  (1,208,054)    (940,266)    (891,315)
   Credits for reinsurance..........................    (181,992)    (200,449)     (67,899)
                                                     -----------  -----------  -----------
STATUTORY SURPLUS, NAIC SAP                          $11,350,769  $11,517,645  $10,866,209
                                                     ===========  ===========  ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   With the concurrence of its domiciliary regulator, the Company has discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

   The use of the aforementioned prescribed practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2010, 2009 and 2008 reporting periods.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:
   ----------------------------------------------------------------------------

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:
   ----------

    a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method;

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the Statements of Income;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


    j. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. remains as the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

    k. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur; and

    l. Investments in limited partnerships, hedge funds and private equity interests over which the Pool has influence are accounted for using the equity method with changes in interest included in net realized investment gains. Interest over which the Pool does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity.

   Under NAIC SAP:
   --------------

    a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the Statements of Income and Surplus is segregated by the ceding entity to the extent of gains realized;

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


    j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

    k. NAIC SAP does not require consolidation of VIEs; and

    l. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   Significant Statutory Accounting Practices:
   -------------------------------------------

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with
   ----------------
   PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. PA SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

   Invested Assets: The Company's invested assets are accounted for as follows:
   ---------------

   .   Cash and Short-term Investments: The Company considers all highly liquid
       -------------------------------
       debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Securities Valuation Office). The Company maximizes its investment return by investing a significant amount of cash in hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments. Cash is in a negative position when outstanding checks exceed cash-in-hand in operating bank accounts. As described in Note 5, the Company is party to an inter-company reinsurance pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which is also a cause for the Company's negative cash position.

   .   Bonds: Bonds with an NAIC designation of 1 and 2 are carried at
       -----
       amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


       In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

       Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2010 and 2009, the fair value of the Company's loan-backed and structured securities approximated $2,675,599 and $410,544, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow, and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

   .   Common and Preferred Stocks: Unaffiliated common stocks are carried
       ---------------------------
       principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100% mandatory sinking fund or paid-in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or fair value.

       Investments in affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The reporting entity's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

   .   Other Invested Assets: Other invested assets include primarily
       ---------------------
       partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

   .   Derivatives: The fair values of derivatives are determined using quoted
       -----------
       prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Income and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

   .   Net Investment Gains: Net investment gains consist of net investment
       --------------------
       income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.

       Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

       investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2010 and 2009, no investment income due and accrued was determined to be uncollectible or non-admitted.

   .   Unrealized Gains (Losses): Unrealized gains (losses) on all stocks,
       -------------------------
       bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

   Other Than Temporary Impairment:
   -------------------------------

   The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

   The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including Statement of Statutory Accounting Principle (SSAP) Nos. 43R (Revised) - Loan-backed and Structured Securities (SSAP 43R), 99 - Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment (SSAP 99) and INT 06-07 - Definition of Phrase "Other Than Temporary". For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

   In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

       . Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

       . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

       . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

   Common and preferred stock investments whose fair value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

       .  The Company may not realize a full recovery on its investment;

       .  Fundamental credit issues of the issuer;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


       . An intent to sell the investment prior to the recovery of cost of the investment; or

       . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

   Limited partnership investments whose fair value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

       . An order of liquidation or other fundamental credit issues with the partnership;

       . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

       .  Evaluation of the current stage of the life cycle of the investment;

       . An intent to sell the investment prior to the recovery of cost of the investment; or

       . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

   If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

   As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R. Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

   Revenue Recognition: Direct written premiums are primarily earned on a
   --------------------
   pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes non-admitted assets for 100% of amounts recoverable where any agent's balance or uncollected premiums have been classified as non-admitted, and thereafter for 10% of any amounts recoverable not offset by retrospectively rated premiums or collateral. At December 31, 2010 and 2009, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,528,069 and $1,589,026, respectively, net of non-admitted premium balances of $59,016 and $63,578, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

 For the years ended December 31,                   2010      2009      2008
 --------------------------------                 --------  --------  --------
 Net written premiums subject to retrospectively
   rated premiums................................ $551,967  $555,691  $684,709
 Percentage of total net written premiums........     11.7%      9.2%     10.4%
                                                  --------  --------  --------

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

   In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $344 and $168 in 2010 and 2009, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $18,640 and $23,194 in 2010 and 2009, respectively.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and
   -----------
   reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   Retroactive Reinsurance: Retroactive reinsurance reserves are reported
   -----------------------
   separately in the balance sheet. Gains or losses are recognized in the Statements of Income as part of Other Income. Surplus gains are reported as segregated Unassigned Surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which based on
   -------------------
   internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62R, and SSAP No. 75, Reinsurance Deposit Accounting, An Amendment to SSAP
   No. 62R, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by PA SAP; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of PA SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the Statements of Income.

   High Deductible Policies: In accordance with SSAP 65, the Company
   ------------------------
   establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2010 and 2009, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,839,157 and $3,809,019, respectively.

   The Company establishes a non-admitted asset for 10% of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100% of paid loss recoverables where no collateral is held. As of December 31, 2010 and 2009, the amount billed and recoverable on paid claims was $70,530 and $47,081, respectively, of which $35,822 and $34,077, respectively, where non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

   Foreign Property Casualty Business: As agreed with the Company's domiciliary
   ----------------------------------
   state, the Company accounts for its participation in the business of the Chartis Overseas Association (the Association) by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
   (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and
   -------------------------------------
   certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR
   ---------------------------
   losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims and certain of its asbestos reserves.

   The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $5,980,494 and $5,472,009, as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company's tabular discount amounted to $300,082 and $254,318, respectively, all of which were applied against the Company's case reserves.

   As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's workers' compensation non-tabular discount is determined as follows:

   . For accident years 2001 and prior - based upon the industry payout pattern and a 6.0% interest rate.

   . For accident years 2002 and subsequent - At December 31, 2009, with the approval of the Commissioner, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent at a rate of approximately 4.39%, which is commensurate with the average yield on its municipal bond portfolio with maturities consistent with the expected payout pattern. At December 31, 2008, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent using a rate of approximately 4.25%, which is slightly less than what is commensurate with the yield on its municipal bond portfolio with maturities consistent with the expected payout pattern.

   As of December 31, 2010 and 2009, the reserves for losses (net of reinsurance) subject to non-tabular discounting were $5,980,494 and $5,472,009, respectively. As of December 31, 2010, the Company's non-tabular discount amounted to $1,208,054, of which $469,326 and $738,728 were applied to case reserves and IBNR, respectively. As of December 31, 2009, the Company's non-tabular discount amounted to $940,266, of which $440,159 and $500,107 were applied to case reserves and IBNR, respectively.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies
   ----------------
   are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

   Statutory Basis Reserves: Certain required statutory basis reserves,
   ------------------------
   principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income
   ------------------------
   as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value
   -------------------
   represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   Non-Admitted Assets: Certain assets, principally electronic data processing
   -------------------
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the Commonwealth of Pennsylvania's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2010 and 2009, depreciation and amortization expense amounted to $19,494 and $24,277, respectively, and accumulated depreciation as of December 31, 2010 and 2009 amounted to $147,266 and $129,629, respectively.

   Reclassifications: Certain balances contained in the 2009 and 2008 financial
   -----------------
   statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

A. CHANGE IN ACCOUNTING PRINCIPLES:
   --------------------------------

In 2010, the Company adopted the following change in accounting principles:

SSAP 100
--------

The Company adopted SSAP No. 100, Fair Value Measurements (SSAP 100), effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. There were no changes in surplus as a result of this adoption.

In 2009, the Company adopted the following changes in accounting principles:

SSAP 43R
--------

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 statutory-basis financial statements, net of the related tax effect:

                                                   Direct (Charge) or Credit to
                                                        Unassigned Surplus
                                                   ----------------------------
2009 Gross cumulative effect adjustment (CEA) -
  Net increase in the amortized cost of
  loan-backed and structured securities at
  adoption........................................          $(140,595)

2009 Deferred tax on gross CEA....................             49,208
                                                            ---------

2009 Net cumulative effect of change in
  Accounting Principle included in Statements of
  Income and Changes in Capital and Surplus.......          $ (91,387)
                                                            =========

SSAP 10R
--------

On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $242,874 as a result of the adoption of SSAP 10R. See Note 8 herein for further discussion.

B. OTHER ADJUSTMENTS TO SURPLUS:
   -----------------------------

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2009, 2008 and 2007 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors have been reported as an adjustment to Unassigned Surplus as of January 1, 2010, 2009 and 2008. The impact of these adjustments on policyholder surplus as of January 1, 2010, 2009 and 2008 is as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                 POLICYHOLDERS TOTAL ADMITTED
                                    SURPLUS        ASSETS     TOTAL LIABILITIES
                                 ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2009      $12,658,360   $32,031,866      $19,373,506
Adjustments to beginning
  Capital and Surplus:
   Asset realization
     (includes $173,473 of
     deemed capital
     contribution)..............      (49,793)      (49,793)              --
   Liability correction.........      (25,122)           --           25,122
   Federal income taxes.........       24,041        24,041               --
                                  -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO
         BEGINNING CAPITAL
         AND SURPLUS............      (50,874)      (25,752)          25,122
                                  -----------   -----------      -----------
BALANCE AT JANUARY 1, 2010,
  AS ADJUSTED                     $12,607,486   $32,006,114      $19,398,628
                                  ===========   ===========      ===========

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization - The decrease in net admitted assets is primarily the result of (a) a decrease in the value of the affiliated common stock of United Guaranty Corporation (UGC), resulting from miscellaneous 2009 audit adjustments identified at UGC after the filing of the Company's 2009 financial statements;
(b) a decrease in miscellaneous accounts receivable that should have been recorded in prior periods; and (c) a decrease in the value of investments in subsidiaries resulting from miscellaneous 2009 audit adjustments recorded during 2010; partially offset by (d) an increase in equities and deposits in pools and association resulting from miscellaneous 2009 audit adjustments identified at the Association after the filing of National Union's 2009 financial statements; and (e) other small miscellaneous adjustments.

Liability correction - The increase in total liabilities is primarily the result of (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR, (c) a correction of deposit liability balances; and (d) other small miscellaneous adjustments.

Income taxes - The (increase)/decrease in taxes is primarily the result of
(a) adjustments to the deferred tax inventory, and (b) the tax effect of the corresponding change in asset realization and liability corrections

                                 POLICYHOLDERS TOTAL ADMITTED
                                    SURPLUS        ASSETS     TOTAL LIABILITIES
                                 ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2008      $11,825,423   $33,560,936      $21,735,513
Adjustments to beginning
  Capital and Surplus:

   Asset realization............      (94,074)      (94,074)              --
   Liability correction.........      (52,996)           --           52,996
   Federal income taxes,
     net of capital
     contributions of
     $83,361....................       20,762        20,762               --
                                  -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO
         BEGINNING CAPITAL
         AND SURPLUS............     (126,308)      (73,312)          52,996
                                  -----------   -----------      -----------
BALANCE AT JANUARY 1, 2009,
  AS ADJUSTED                     $11,699,115   $33,487,624      $21,788,509
                                  ===========   ===========      ===========

An explanation for each of the adjustments for prior period's corrections is described below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

The decrease in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) decreases to the carrying values of certain affiliates.

The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (including reconciliation adjustments and insolvency/commutation write-offs).

The decrease in federal income taxes is primarily the result of:
(a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in nonadmitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                                 POLICYHOLDERS TOTAL ADMITTED
                                    SURPLUS        ASSETS     TOTAL LIABILITIES
                                 ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2007      $12,156,993   $34,600,821      $22,443,828
Adjustments to beginning
  Capital and Surplus:
   Asset admissibility..........           --            --               --
   Asset realization, net
     of taxes...................       (9,665)       (9,665)              --
   Federal income taxes,
     net of capital
     adjustments of $61,900.....           --            --               --
                                  -----------   -----------      -----------
       TOTAL ADJUSTMENT TO
         BEGINNING CAPITAL
         AND SURPLUS............       (9,665)       (9,665)              --
                                  -----------   -----------      -----------
BALANCE AT JANUARY 1, 2008,
  AS ADJUSTED                     $12,147,328   $34,591,156      $22,443,828
                                  ===========   ===========      ===========

An explanation for each of the adjustment for prior period's corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Federal income taxes (current and deferred): The change in federal income taxes is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting Unassigned Surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable.

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2010 and 2009:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                         2010                    2009
                                ----------------------- -----------------------
                                 CARRYING   STATUTORY    CARRYING   STATUTORY
                                  AMOUNT    FAIR VALUE    AMOUNT    FAIR VALUE
                                ----------- ----------- ----------- -----------
 Assets:
    Bonds...................... $13,919,307 $14,120,892 $12,579,023 $12,919,764
    Common stocks..............   6,511,306   6,511,306   6,984,703   6,987,393
    Preferred stocks...........         217         217         868       1,468
    Other invested assets......   3,238,585   3,238,585   2,982,542   2,982,542
    Cash and short-term
      investments..............   1,487,019   1,487,019   1,896,392   1,896,392
    Receivable for securities..         565         565         479         479
    Equities and deposits in
      pool & associations......     575,123     575,123     602,029     602,029
 Liabilities:
    Derivative liability....... $    11,263 $    11,263 $        -- $        --
    Collateral deposit
      liability................     431,011     431,011     445,678     445,678
                                ----------- ----------- ----------- -----------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

    . The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

    . The statutory fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

    . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

    . The carrying value of all other financial instruments approximates fair value.

The amortized cost and fair values of the Company's bond investments as of December 31, 2010 and 2009 are outlined in the table below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 GROSS      GROSS
                                    AMORTIZED  UNREALIZED UNREALIZED    FAIR
                                      COST       GAINS      LOSSES      VALUE
                                   ----------- ---------- ---------- -----------
As of December 31, 2010:
   U.S. governments............... $ 1,162,832  $ 18,076   $    364  $ 1,180,544
   All other governments..........   1,268,834    46,286        434    1,314,686
   States, territories and
     possessions..................   1,297,328    58,223      6,401    1,349,150
   Political subdivisions of
     states, territories and
     possessions..................   1,705,809    78,616     15,444    1,768,981
   Special revenue and
     special assessment
     obligations and all
     non-guaranteed
     obligations of agencies
     and authorities and
     their political
     subdivisions.................   3,856,178   100,055     45,533    3,910,700
   Industrial and
     miscellaneous................   4,628,326    54,914     86,409    4,596,831
                                   -----------  --------   --------  -----------
       TOTAL BONDS, AS OF
         DECEMBER 31, 2010........ $13,919,307  $356,170   $154,585  $14,120,892
                                   ===========  ========   ========  ===========

                                                 GROSS      GROSS
                                    AMORTIZED  UNREALIZED UNREALIZED    FAIR
                                      COST       GAINS      LOSSES      VALUE
                                   ----------- ---------- ---------- -----------
As of December 31, 2009:
   U.S. governments............... $    26,289  $    876   $      7  $    27,158
   All other governments..........     468,736    16,256        165      484,827
   States, territories and
     possessions..................   1,666,746   100,263      3,929    1,763,080
   Political subdivisions of
     states, territories and
     possessions..................   2,307,984   141,123     13,821    2,435,286
   Special revenue and
     special assessment
     obligations and all
     non-guaranteed
     obligations of agencies
     and authorities and
     their political
     subdivisions.................   5,434,251   201,740     33,792    5,602,199
   Industrial and
     miscellaneous................   2,675,017   113,766    181,569    2,607,214
                                   -----------  --------   --------  -----------
       TOTAL BONDS, AS OF
         DECEMBER 31, 2009........ $12,579,023  $574,024   $233,283  $12,919,764
                                   ===========  ========   ========  ===========

The amortized cost and fair values of bonds at December 31, 2010, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 AMORTIZED
                                                   COST     MARKET VALUE
                                                ----------- ------------
        Due in one year or less................ $   453,548 $   454,866
        Due after one year through five years..   3,072,190   3,150,892
        Due after five years through ten years.   2,918,937   3,045,205
        Due after ten years....................   4,721,772   4,794,330
        Structured securities..................   2,752,860   2,675,599
                                                ----------- -----------
           TOTAL BONDS......................... $13,919,307 $14,120,892
                                                =========== ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

Proceeds from sales and gross realized gain and gross realized losses were as follows:

For the years ended December 31,                 2010                  2009                  2008
--------------------------------         --------------------- --------------------- ---------------------
                                                      EQUITY                EQUITY                EQUITY
                                           BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
                                         ---------- ---------- ---------- ---------- ---------- ----------
Proceeds from sales..................... $5,085,708  $111,224  $2,429,677 $3,160,576 $2,895,171 $1,369,718
Gross realized gains....................    198,111    14,691      40,059  1,945,047     26,312    274,555
Gross realized losses...................     29,723     3,240      51,351    283,808     58,949     48,111
                                         ----------  --------  ---------- ---------- ---------- ----------

The cost or amortized cost and fair values of the Company's common and preferred stocks, as of December 31, 2010 and 2009, are set forth in the table below:

                                        DECEMBER 31, 2010
-------------------------------------------------------------------------------------------------
                                COST OR     GROSS      GROSS
                               AMORTIZED  UNREALIZED UNREALIZED   FAIR     NON-ADMITTED  CARRYING
                                 COST       GAINS      LOSSES     VALUE       ASSET       VALUE
                               ---------- ---------- ---------- ---------- ------------ ----------
Common stocks:
--------------
   Affiliated................. $1,414,923 $5,017,462   $3,512   $6,428,873     $--      $6,428,873
   Non-affiliated.............     80,795      1,638       --       82,433      --          82,433
                               ---------- ----------   ------   ----------     ---      ----------
       TOTAL.................. $1,495,718 $5,019,100   $3,512   $6,511,306     $--      $6,511,306
                               ========== ==========   ======   ==========     ===      ==========
Preferred stocks:
   Non-affiliated............. $      217 $       --   $   --   $      217     $--      $      217
                               ---------- ----------   ------   ----------     ---      ----------
       TOTAL.................. $      217 $       --   $   --   $      217     $--      $      217
                               ========== ==========   ======   ==========     ===      ==========

                                        DECEMBER 31, 2009
-------------------------------------------------------------------------------------------------
                                COST OR     GROSS      GROSS
                               AMORTIZED  UNREALIZED UNREALIZED   FAIR     NON-ADMITTED  CARRYING
                                 COST       GAINS      LOSSES     VALUE       ASSET       VALUE
                               ---------- ---------- ---------- ---------- ------------ ----------
Common stocks:
--------------
   Affiliated................. $1,911,719 $5,005,334  $67,969   $6,849,084    $   --    $6,849,084
   Non-affiliated.............    135,520      6,638    3,849      138,309     2,690       135,619
                               ---------- ----------  -------   ----------    ------    ----------
       TOTAL.................. $2,047,239 $5,011,972  $71,818   $6,987,393    $2,690    $6,984,703
                               ========== ==========  =======   ==========    ======    ==========
Preferred stocks:
-----------------
   Non-affiliated............. $      939 $      600  $    72   $    1,468    $   --    $      868
                               ---------- ----------  -------   ----------    ------    ----------
       TOTAL.................. $      939 $      600  $    72   $    1,468    $   --    $      868
                               ========== ==========  =======   ==========    ======    ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

The fair value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2010 and 2009 is set forth in the table below:

                                                        LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                       --------------------- ------------------- ---------------------
                                                         FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                              ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2010:
------------------------
   U. S. governments.................................. $  194,316  $    364  $     --  $    --   $  194,316  $    364
   All other governments..............................     51,849       434        --       --       51,849       434
   States, territories and possessions................    231,797     6,401        --       --      231,797     6,401
   Political subdivisions of states, territories and
     possessions......................................    405,656    15,042     5,703      402      411,359    15,444
   Special revenue....................................  1,237,978    31,312    90,184   14,221    1,328,162    45,533
   Industrial and miscellaneous.......................  1,857,998    78,050    58,925    8,359    1,916,923    86,409
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS........................................  3,979,594   131,603   154,812   22,982    4,134,406   154,585
                                                       ----------  --------  --------  -------   ----------  --------
   Affiliated.........................................        918        27    11,698    3,485       12,616     3,512
   Non-affiliated.....................................         --        --        --       --           --        --
                                                       ----------  --------  --------  -------   ----------  --------
   Total common stocks................................        918        27    11,698    3,485       12,616     3,512
                                                       ----------  --------  --------  -------   ----------  --------
   Preferred stock....................................         --        --        --       --           --        --
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL STOCKS.......................................        918        27    11,698    3,485       12,616     3,512
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS AND STOCKS............................. $3,980,512  $131,630  $166,510  $26,467   $4,147,022  $158,097
                                                       ==========  ========  ========  =======   ==========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                                        LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                       --------------------- ------------------- ---------------------
                                                         FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                              ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2009:
------------------------
   U. S. governments.................................. $   12,137  $      7  $     --  $     --  $   12,137  $      7
   All other governments..............................     38,779       165        --        --      38,779       165
   States, territories and possessions................    111,175     1,609    34,974     2,320     146,149     3,929
   Political subdivisions of states, territories and
     possessions......................................    181,277     4,060    38,357     9,761     219,634    13,821
   Special revenue....................................    517,527     5,929   418,037    27,863     935,564    33,792
   Industrial and miscellaneous.......................    350,894   177,100    12,078     4,469     362,972   181,569
                                                       ----------  --------  --------  --------  ----------  --------
   TOTAL BONDS........................................  1,211,789   188,870   503,446    44,413   1,715,235   233,283
                                                       ----------  --------  --------  --------  ----------  --------
   Affiliated.........................................         --        --    65,380    67,969      65,380    67,969
   Non-affiliated.....................................      8,150       577     7,088     3,272      15,238     3,849
                                                       ----------  --------  --------  --------  ----------  --------
   Total common stocks................................      8,150       577    72,468    71,241      80,618    71,818
                                                       ----------  --------  --------  --------  ----------  --------
   Preferred stock....................................          1        72        --        --           1        72
                                                       ----------  --------  --------  --------  ----------  --------
   TOTAL STOCKS.......................................      8,151       649    72,468    71,241      80,619    71,890
                                                       ----------  --------  --------  --------  ----------  --------
   TOTAL BONDS AND STOCKS............................. $1,219,940  $189,519  $575,914  $115,654  $1,795,854  $305,173
                                                       ==========  ========  ========  ========  ==========  ========

The Company reported write-downs on its bond investments due to OTTI in fair value of $217,924, $220,241 and $2,409 in 2010, 2009 and 2008, respectively, and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $4,269, $17,661 and $32,165 during 2010, 2009 and 2008, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

During 2010, 2009 and 2008, the Company reported the following write-downs on its joint ventures and partnership investments due to OTTI in fair value:

For the years ended December 31,                             2010     2009    2008
--------------------------------                            ------- -------- -------
   Matlin Patterson Global Opportunities Partners II, L.P.. $ 8,699 $     -- $    --
   North Castle II.........................................   1,900       --      --
   Odyssey Investment Partners Funds, LP...................   1,121       --      --
   Satellite Fund II, LP...................................   4,382       --      --
   The Good Steward Enhanced Fund, Ltd.....................   1,264       --      --
   AIG French Prop FD (Eur)................................      --    3,925      --
   Apollo IV LP............................................      --    1,546      --
   Blackstone Distressed Securities Fund L.P...............      --   20,622      --
   Blackstone Firestone....................................      --   66,300      --
   Blackstone III..........................................      --    2,664      --
   Blackstone Kalix Fund L.P...............................      --    7,876      --
   Blackstone Real Estate Partners III, L.P................      --    2,506      --
   Capvest Equity Partners, L.P............................      --   25,070      --
   Century Park Capital Partners II, L.P...................      --    1,749      --
   Cisa NPL................................................      --   10,408      --
   Copper River Partners, L.P. (fka: Rocker Partners)......      --    8,652      --
   Greenwich Street Capital Partners, L.P..................      --    1,537      --
   Greystone Capital Partners I, L.P.......................      --    2,517      --
   KKR European Fund II, LP................................      --   23,442      --
   Midocean Partners III...................................      --    2,185      --
   The Second Cinven Fund..................................      --    1,352      --
   AQR Global Asset Allocation Institutional Fund III L.P..      --       --   2,172
   Brep III L.P............................................      --       --   7,582
   Fenway Fund II..........................................      --       --   1,610
   Fenway Partners.........................................      --       --   1,049
   Marlwood................................................      --       --   3,000
   Matlin Patterson Global Opportunities Partners..........      --       --   3,361
   Thayer Equity III.......................................      --       --   1,381
   Warburg Pincus Equity Partners..........................      --       --   2,547
   Items less than $1.0 million............................   1,187    9,665   5,616
                                                            ------- -------- -------
   TOTAL................................................... $18,553 $192,016 $28,318
                                                            ======= ======== =======

Securities carried at an amortized cost of $3,322,428 and $3,327,013 were deposited with regulatory authorities as required by law as of December 31, 2010 and 2009, respectively.

During 2010, 2009 and 2008, included in Net Investment Income Earned were investment expenses of $13,003, $9,235 and $7,027, respectively, and interest expense of $5,328, $9,292 and $27,193, respectively.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

       . Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

       . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

       . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2010 and 2009:

                                          DECEMBER 31, 2010
                                 -----------------------------------
                                 Level 1  Level 2  Level 3    Total
                                 ------- --------  -------- --------
           Bonds................ $    -- $  1,039  $ 21,436 $ 22,475
           Common stocks........   4,933       --    77,500   82,433
           Derivative liability.      --  (11,263)       --  (11,263)
                                 ------- --------  -------- --------
           Total................ $ 4,933 $(10,224) $ 98,936 $ 93,645
                                 ======= ========  ======== ========

                                          DECEMBER 31, 2009
                                 -----------------------------------
                                 Level 1  Level 2  Level 3    Total
                                 ------- --------  -------- --------
           Bonds................ $    -- $    819  $ 91,515 $ 92,334
           Common stocks........  60,809       --    77,500  138,309
           Preferred stocks.....      --        1        --        1
                                 ------- --------  -------- --------
           Total................ $60,809 $    820  $169,015 $230,644
                                 ======= ========  ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The following table presents changes during 2010 and 2009 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2010 and 2009 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2010 and 2009:

                                                                                    Unrealized
                    Balance                           Net Realized and Unrealized Gains (Losses) Purchases, Sales,  Balance at
                  Beginning of              Transfers Gains (Losses) Included in   Included in      Issuances,     December 31,
                      Year     Transfers In    Out       Net Investment Income       Surplus     Settlements, Net      2010
                  ------------ ------------ --------- --------------------------- -------------- ----------------- ------------
Bonds............   $ 91,515     $21,436    $(44,355)          $(37,890)             $54,372         $(63,642)       $21,436
Common stocks....     77,500          --          --                 --                   --               --         77,500
Preferred stocks.         --          --          --                 --                   --               --             --
                    --------     -------    --------           --------              -------         --------        -------
Total............   $169,015     $21,436    $(44,355)          $(37,890)             $54,372         $(63,642)       $98,936
                    ========     =======    ========           ========              =======         ========        =======

                                                                          Unrealized
                    Balance                 Net Realized and Unrealized Gains (Losses) Purchases, Sales,  Balance at
                  Beginning of Transfers In Gains (Losses) Included in   Included in      Issuances,     December 31,
                      Year        (Out)        Net Investment Income       Surplus     Settlements, Net      2009
                  ------------ ------------ --------------------------- -------------- ----------------- ------------
Bonds............  $  120,230    $ 68,198            $(174,462)            $76,770        $       779      $ 91,515
Common stocks....     114,067     (32,436)                  --              (4,131)                --        77,500
Preferred stocks.   2,000,661         899                 (589)                 --         (2,000,971)           --
                   ----------    --------            ---------             -------        -----------      --------
Total............  $2,234,958    $ 36,661            $(175,051)            $72,639        $(2,000,192)     $169,015
                   ==========    ========            =========             =======        ===========      ========

Other Invested Assets

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

The Company did not have any other invested assets measured at fair value on a non-recurring basis as of December 31, 2010 and 2009.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------



Loan-Backed and Structured Securities:

The following table summarizes the OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to hold such securities:

                                                         AMORTIZED COST BASIS OTHER-THAN-TEMPORARY
                                                          BEFORE OTHER-THAN-  IMPAIRMENT RECOGNIZED
                                                         TEMPORARY IMPAIRMENT        IN LOSS        FAIR VALUE
OTTI RECOGNIZED
Intent to Sell..........................................       $921,282              $92,862         $828,421
Inability or lack of intent to retain the investment in
  the security for a period of time sufficient to
  recover the amortized cost basis......................             --                   --               --
                                                               --------              -------         --------
ANNUAL AGGREGATE TOTAL                                         $921,282              $92,862         $828,421
                                                               ========              =======         ========

At December 31, 2010, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI based on the fact that the present value of projected cash flows expected to be collected was less than the amortized cost of the securities:

             BOOK/ADJUSTED CARRYING VALUE  PRESENT VALUE OF
             AMORTIZED COST BEFORE CURRENT  PROJECTED CASH                  AMORTIZED COST
CUSIP                 PERIOD OTTI               FLOWS       RECOGNIZED OTTI   AFTER OTTI   FAIR VALUE
-----        ----------------------------- ---------------- --------------- -------------- ----------
126694A40...           $  1,269                $  1,244         $    25        $  1,244     $  1,085
23243AAB2...             66,020                  64,970           1,051          64,970       47,880
39538AAC0...             26,039                  25,683             357          25,683       14,095
39538BAB0...             26,529                  26,108             422          26,108       13,869
39538CAC6...             26,304                  25,997             307          25,997        9,081
52525LAQ3...             46,479                  39,508           6,971          39,508       25,169
57645TAA5...             60,288                  59,367             920          59,367       32,838
02150KBB4...              2,553                   1,787             766           1,787        2,998
126694A40...              1,225                   1,150              75           1,150        1,185
23243AAB2...             65,129                  63,065           2,064          63,065       52,202
39538AAC0...             26,041                  25,495             545          25,495       15,711
39538BAB0...             26,529                  26,347             182          26,347       16,094
39538CAC6...             26,324                  25,635             689          25,635       12,029
52525LAQ3...             37,171                  35,923           1,249          35,923       20,620
57645TAA5...             57,257                  55,803           1,454          55,803       33,967
126694A40...              1,137                   1,087              50           1,087        1,176
23243AAB2...             63,606                  61,797           1,808          61,797       53,215
39538CAC6...             25,806                  21,526           4,280          21,526       12,318
52525LAQ3...             32,260                  30,877           1,383          30,877       17,815
57645TAA5...             52,775                  50,890           1,885          50,890       31,206
02150KBB4...              1,881                   1,768             113           1,768        1,768
126694A40...              1,074                   1,006              68           1,006        1,144
39538AAC0...             25,604                  25,148             456          25,148       18,348
52525LAQ3...             29,572                  27,624           1,948          27,624       18,434
02150KBB4...              1,785                   1,220             565           1,220        1,220
126694A40...              1,019                     775             243             775        1,154
52525LAQ3...             25,731                  23,852           1,879          23,852       17,848
57645TAA5...              2,359                   2,335              24           2,335        2,167
                       --------                --------         -------        --------     --------
Grand total.           $759,766                $727,987         $31,779        $727,987     $476,636
                       ========                ========         =======        ========     ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

At December 31, 2010 and 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                                               DECEMBER 31, 2010
                                       -----------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed Securities................ $1,772,806  $ 75,479   $46,490     $8,344   $1,819,296  $ 83,823
                                       ----------  --------   -------     ------   ----------  --------
Total temporarily impaired securities. $1,772,806  $ 75,479   $46,490     $8,344   $1,819,296  $ 83,823
                                       ==========  ========   =======     ======   ==========  ========

                                                               DECEMBER 31, 2009
                                       -----------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed Securities................ $  289,639  $176,581   $10,029     $4,463   $  299,668  $181,044
                                       ----------  --------   -------     ------   ----------  --------
Total temporarily impaired securities. $  289,639  $176,581   $10,029     $4,463   $  299,668  $181,044
                                       ==========  ========   =======     ======   ==========  ========

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

During 2010, the Company and certain of its affiliated insurance companies purchased Class A Notes of various series from Metropolis II, LLC
(Metropolis). Each series of notes issued by Metropolis are collateralized by a single asset backed security (or in one series, four asset backed securities), primarily, collateralized loan obligations.

The Class A Notes were created as part of securitization transactions during 2010, in which the collateral was transferred to Metropolis by AIG Financial Products Corp. (AIG-FP), an affiliate of the Company, through one of AIG-FP's wholly-owned subsidiaries. In exchange for the underlying collateral, AIG-FP and its wholly-owned subsidiary received cash equal in amount to the purchase price of the Class A Notes and Class B Notes issued by Metropolis as part of the series.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The Company's and its affiliated insurance companies' participation in the purchase of Class A Notes during 2010 is as follows: (par and purchase price each converted to US dollars as of the acquisition date)

         COMPANY                           PAR PURCHASED PURCHASE PRICE
         National Union...................  $  852,455     $  808,335
         American Home....................     423,421        402,213
         C&I..............................     275,223        261,438
         Lexington Insurance Company......     423,421        402,213
         Chartis Select Insurance Company.     275,223        261,438
                                            ----------     ----------
            Total.........................  $2,249,743     $2,135,637
                                            ==========     ==========

Of the thirteen series of notes issued by Metropolis and purchased by the Company and its affiliates, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on Metropolis
Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts
-----------
is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the
-----------------
cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Income and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2010 was EUR 1,252,015.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The following table summarizes the realized and unrealized capital gains or losses, the notional amount and the fair value of the cross-currency swaps held by the Company and its affiliates as of and for the year ended December 31, 2010:

                                     AS OF DECEMBER 31, 2010        YEAR ENDED DECEMBER 31, 2010
                                  -----------------------------  ----------------------------------
                                    OUTSTANDING   ESTIMATED FAIR REALIZED CAPITAL UNREALIZED CAPITAL
                                  NOTIONAL AMOUNT     VALUE      GAINS / (LOSSES)  GAINS / (LOSSES)
                                  --------------- -------------- ---------------- ------------------
COMPANY
National Union................... (Euro)  493,005    $(11,263)        $2,580           $(11,263)
American Home....................         230,003      (4,250)           913             (4,250)
C&I..............................         149,502      (2,762)           593             (2,762)
Lexington Insurance Company......         230,003      (4,250)           913             (4,250)
Chartis Select Insurance Company.         149,502      (2,762)           593             (2,762)
                                  ---------------    --------         ------           --------
   Total......................... (Euro)1,252,015    $(25,287)        $5,592           $(25,287)
                                  ===============    ========         ======           ========

On January 30, 2009, the Company acquired junior and senior notes of $235,000 and $1,562,000 respectively from Fieldstone Securitization I LLC, a wholly-owned subsidiary of Quartz Holdings LLC ("Quartz", formerly known as LSP Holdings LLC). Quartz is an affiliate of the Company and a wholly-owned subsidiary of Chartis U.S. Inc. The Company does not have a controlling interest in Fieldstone Securitization I LLC. The junior and senior notes are classified as bonds, have a maturity date of January 23, 2039 and have stated interest rates of 8.50% and 5.85%, respectively, and have been rated by A.M. Best. The Commissioner has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes. In connection with the issuance of the notes, Graphite Management LLC ("Graphite", formerly known as AIG LS Holdings LLC and a wholly-owned subsidiary of Quartz) used a portion of the proceeds to repay $401,396 to the Company in connection with an existing liquidity facility between the two parties.

On February 12, 2010, the Company acquired junior and senior notes of $210,000 and $474,000 respectively from Fieldstone Securitization II LLC, a wholly-owned subsidiary of Quartz. Affiliates of the Company purchased an additional $201,000 of senior notes from Fieldstone Securitization II LLC. The junior and senior notes were issued with a maturity date of January 25, 2040 and stated interest rates of 11% and 7.75%, respectively. Graphite used a portion of the aggregate proceeds to repay $834,384 to the Company in connection with an existing liquidity facility between the two parties. On December 9, 2010 Fieldstone Securitization II LLC redeemed all of the notes at par plus accrued interest. In connection with this redemption, Graphite borrowed $480,899 from the Company under the liquidity facility, which was then contributed by Quartz into Fieldstone Securitization II LLC to provide sufficient cash for the redemption.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2010, 2009 and 2008 is set forth in the table below:

                                              2010         2009         2008
                                          -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, END OF
  PRIOR YEAR                              $13,570,308  $13,354,448  $13,852,252
Incurred losses and LAE related to:
   Current accident year.................   3,810,777    4,412,647    5,536,365
   Prior accident years..................   1,898,037    1,115,434      137,636
                                          -----------  -----------  -----------
       TOTAL INCURRED LOSSES AND LAE.....   5,708,814    5,528,081    5,674,001
                                          -----------  -----------  -----------
Paid losses and LAE related to:
   Current accident year.................  (1,091,835)  (1,360,823)  (1,679,345)
   Prior accident years..................  (3,972,519)  (3,951,398)  (4,492,460)
                                          -----------  -----------  -----------
       TOTAL PAID LOSSES AND LAE.........  (5,064,354)  (5,312,221)  (6,171,805)
                                          -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, AS OF
  DECEMBER 31,                            $14,214,768  $13,570,308  $13,354,448
                                          ===========  ===========  ===========

Following completion of its annual comprehensive loss reserve review, the Company recorded a $1,590,300 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- asbestos, excess casualty, excess workers' compensation, and primary workers' compensation -- comprise approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflect management's current best estimate of the ultimate value of the underlying claims. These liabilities are necessarily subject to the impact of future changes in claim severity and frequency, as well as numerous other factors. Although the Company believes that these estimated liabilities are reasonable, because of the extended period of time over which such claims are reported and settled, the subsequent development of these liabilities in future periods may not conform to the assumptions inherent in their determination and, accordingly, may vary materially from the amounts previously recorded. To the extent actual emerging loss experience varies from the current assumptions used to determine these liabilities, they will be adjusted to reflect actual experience. Such adjustments, to the extent they occur, will be reported in the period recognized. AIG continues to monitor these liabilities and will take active steps to mitigate future adverse development. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,245,735, offset by an increase of $838,815 from its commutation of a multi year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher then expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of discount. Favorable development in Directors & Officers liability and other classes of business offset

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

adverse development in the Company's Excess Casualty business. The adverse development in Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the American Home Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring. The total calendar year paid losses as a result of these events were approximately $349,600 and $323,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $22,800. In addition, in 2008, the Company recorded paid losses of $114,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Additionally, the 2009 paid losses and LAE reflect the commutation of the 21/st/ Century Personal Auto Group. See Note 5E for further details.

As of December 31, 2010, 2009 and 2008, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $179,101, $176,082 and $188,634, respectively. In addition, the Company recorded $53,200 of salvage from a related party, as a direct reduction of outstanding reserves.

As of December 31, 2010, 2009 and 2008, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $4,481,518, $5,508,465 and $5,509,912, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES
-----------------------------------

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claim loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claim development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2010, 2009 and 2008, gross and net of reinsurance credits, are as follows:

                         ASBESTOS LOSSES               ENVIRONMENTAL LOSSES
                ---------------------------------  ----------------------------
                   2010        2009       2008       2010      2009      2008
                ----------  ---------  ----------  --------  --------  --------
Direct:

Loss and LAE
  reserves,
  beginning of
  year......... $  940,130  $ 955,576  $1,037,644  $ 93,470  $111,308  $144,753

   Incurred
     losses
     and LAE...    864,175    185,330     103,898     5,423    (3,945)  (14,424)
   Calendar
     year paid
     losses
     and LAE...   (182,522)  (200,776)   (185,966)  (27,204)  (13,893)  (19,021)
                ----------  ---------  ----------  --------  --------  --------
LOSS AND LAE
  RESERVES,
  END OF YEAR   $1,621,783  $ 940,130  $  955,576  $ 71,689  $ 93,470  $111,308
                ==========  =========  ==========  ========  ========  ========
Assumed:

Loss and LAE
  reserves,
  beginning of
  year......... $   90,732  $  91,172  $   94,635  $  6,063  $  5,358  $  6,262
   Incurred
     losses
     and LAE...     91,861     (1,601)     13,277     1,125       905      (776)
   Calendar
     year paid
     losses
     and LAE...    (19,630)     1,161     (16,740)   (1,408)     (200)     (128)
                ----------  ---------  ----------  --------  --------  --------
LOSS AND LAE
  RESERVES,
  END OF YEAR   $  162,963  $  90,732  $   91,172  $  5,780  $  6,063  $  5,358
                ==========  =========  ==========  ========  ========  ========
Net of
  reinsurance:
Loss and LAE
  reserves,
  beginning of
  year......... $  415,105  $ 437,834  $  489,872  $ 51,470  $ 60,851  $ 75,608
   Incurred
     losses
     and LAE...    445,497     57,182      29,204     7,350     1,900        34
   Calendar
     year paid
     losses
     and LAE...    (86,486)   (79,911)    (81,242)  (14,807)  (11,281)  (14,791)
                ----------  ---------  ----------  --------  --------  --------
LOSS AND LAE
  RESERVES,
  END OF YEAR   $  774,116  $ 415,105  $  437,834  $ 44,013  $ 51,470  $ 60,851
                ==========  =========  ==========  ========  ========  ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                 ASBESTOS LOSSES         ENVIRONMENTAL LOSSES
                           ---------------------------- -----------------------
                              2010      2009     2008    2010    2009    2008
                           ---------- -------- -------- ------- ------- -------
 Direct basis............. $1,190,502 $531,709 $553,517 $18,842 $30,707 $41,812
 Assumed reinsurance basis    124,980   44,255   39,647     416     549     102
 Net of ceded reinsurance
   basis..................    582,792  234,033  251,965   9,023  14,852  20,141

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                    ASBESTOS LOSSES       ENVIRONMENTAL LOSSES
                                ------------------------ ----------------------
                                  2010    2009    2008    2010   2009    2008
                                -------- ------- ------- ------ ------- -------
Direct basis................... $132,278 $59,079 $61,469 $8,075 $13,160 $17,919
Assumed reinsurance basis......    8,084   7,398   7,520     92     173     115
Net of ceded reinsurance basis.   58,952  28,484  31,111  3,780   6,302   8,703

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2010 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A. NATIONAL UNION INTER-COMPANY POOLING AGREEMENT
  ----------------------------------------------

   The Company, as well as other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

   The Company's share of the pool is 38.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B. CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT
   ------------------------------------------------

   AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home, and the Company. On an annual basis the Association files annual statements with New York, its domiciliary state, in accordance with accounting practices prescribed or permitted by the NY SAP.

   At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              INITIAL       PARTICIPATION
                                  NAIC CO. PARTICIPATION PERCENT SPECIFIC TO
   MEMBER COMPANY                   CODE      PERCENT        JAPAN RISK
   --------------                 -------- ------------- -------------------
   Chartis Overseas Limited......     --       67.0%            85.0%
   Commercial Pool member
     companies, as follows:......     --       33.0%            15.0%
      New Hampshire Insurance
        Company..................  23841       12.0%            10.0%
      National Union Fire
        Insurance Company of
        Pittsburgh, Pa...........  19445       11.0%             5.0%
      American Home Assurance
        Company..................  19380       10.0%             0.0%
                                   =====       ====             ====

   In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

--------------------------------------------------------------------------------

     As of December 31,                                  2010       2009
     ------------------                               ---------  ---------
     Assumed reinsurance receivable.................. $  80,066  $  58,317
     Funds held by ceding reinsurers.................    13,171      8,660
     Reinsurance recoverable.........................    44,411     36,773
     Equities in underwriting pools and associations.   575,123    602,029
                                                      ---------  ---------
     TOTAL ASSETS                                     $ 712,771  $ 705,779
                                                      ---------  ---------
     Loss and LAE reserves...........................   596,272    519,157
     Unearned premium reserves.......................   246,029    237,124
     Funds held......................................    13,762     15,330
     Ceded balances payable..........................    64,698     64,825
     Retroactive reinsurance.........................        --       (140)
     Assumed reinsurance payable.....................    46,534     33,951
                                                      ---------  ---------
     TOTAL LIABILITIES                                $ 967,295  $ 870,247
                                                      ---------  ---------

     TOTAL SURPLUS                                    $(254,524) $(164,468)
                                                      =========  =========

   As of December 31, 2010, the Association reported an asset of $2.4 billion representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2010, Chartis Europe S.A. represented $1.3 billion and Chartis UK Holdings represented $836 million, respectively, of this total SCA asset.

   The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the National Union inter-company pooling agreement. At December 31, 2010 the Company's interest in the Association's SCA entities was $306 million and has been reported as a component of Equities in Underwriting Pools and Associations.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   Effective December 1, 2010, as part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, Chartis International, LLC restructured its Hong Kong general insurance operations.

   The restructuring involved converting the existing Hong Kong managing general agency subsidiary company (American International Underwriters, Limited) into an insurance company subsidiary (Chartis Insurance Hong Kong Limited) and transferring in-force, new and renewal business of the Hong Kong branches of the Company, American Home, and New Hampshire (collectively, the Companies) to Chartis Insurance Hong Kong Limited under
   Section 25D of the Hong Kong Insurance Companies Ordinance.

   The results of the Hong Kong Branches have been historically reported by the Company through its participation in the Association. The Association reports on a fiscal year ending on November 30. Although the Company and other members of the Commercial Pool's fiscal year ends on December 31, their respective annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30. In order to achieve consistency in their financial reporting, the Company and other members of the Commercial Pool will record this transaction in their respective 2011 statutory financial statements.

C. GUARANTEE ARRANGEMENTS

   The Company issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) where the guaranteed companies failed to make payments under the policies of insurance issued during the period of the guarantee.

   As of the date of this financial statement and as disclosed on the table that follows, seven policyholder guarantees remain in force. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by all guaranteed entities during the period in which the guarantee was in force.

   The guarantees are not expected to have a material effect on the Company's surplus as all of the guaranteed entities report total assets in excess of their liabilities and the majority of the guaranteed entities have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and instead of the Company. Furthermore, for former affiliates that have been sold to third parties, the purchasers have provided the Company with a hold harmless agreement for its obligations under the guarantee. Accordingly, management believes that the likelihood of a payment under any of the guarantees is remote.

   The following sets forth the effective and termination dates of each guarantee and the policyholder obligations, invested assets, estimated loss to the Company, and policyholders' surplus for each guaranteed entity as of December 31, 2010:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                                                                          Policyholder                  Estimated  Policyholders'
                                                        Date      Date    Obligations @ Invested Assets   Loss @      Surplus
Guaranteed Company                                     Issued  Terminated  12/31/2010    @ 12/31/2010   12/31/2010  @12/31/2010
------------------                                    -------- ---------- ------------- --------------- ---------- --------------
AHICO First American-Hungarian Insurance
  Company........................................ *    9/15/98   1/30/09   $   161,282    $   178,743      $--       $   36,595
AIG Romania Insurance Company, S.A............... *   12/23/98                  21,570         33,024       --            7,652
American General Life Insurance Company of
  Delaware.......................................      7/13/98  12/29/06     8,766,522      9,231,209       --          652,683
American International Assurance Co (Bermuda)
  Ltd............................................ *    8/23/99   1/31/08    18,533,000     31,879,000       --        3,341,000
American International Life Assurance Company of
  New York (merged into The United States Life
  Insurance Company in the City of NY)                 7/13/98   4/30/10     5,835,169     11,061,455       --        1,167,447
Chartis Excess Limited...........................      5/28/98               2,583,444        748,042       --          359,260
Chartis Insurance Company - Puerto Rico..........      11/5/97  12/31/09       127,067        167,376       --          147,319
Chartis Insurance Ireland Limited................ *   12/15/97                 809,744        408,287       --          164,625
Chartis Select Insurance Company.................      7/29/98                 451,725      4,805,834       --        1,831,459
Chartis Ukraine Insurance Company................ *    10/1/00                  14,128             --       --            6,202
CJSC (f/k/a AIG Russia Insurance Company
  ZAO)........................................... *    9/15/98   1/30/09       276,215        384,072       --          117,896
First American Czech Insurance Company, A.S...... *    9/15/98   1/30/09       525,330        606,766       --          110,963
La Meridional Compania Argentina de Seguros
  S.A............................................ *     1/6/98                 180,375         75,796       --           31,791
Landmark Insurance Company.......................       3/2/98                 105,668        484,586       --          176,743
21st Century Security Insurance Company (f/k/a
  New Hampshire Indemnity Company, Inc.)......... **  12/15/97   8/31/09        31,050        215,803       --          167,369
                                                                           -----------    -----------      ---       ----------
                                                                           $38,422,289    $60,279,993      $--       $8,319,003
                                                                           ===========    ===========      ===       ==========

* Diclosure based on local GAAP translated at the spot rate as of December 31, 2010
** The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

   The Company does not believe that the events of AIG discussed in Note 5G will increase the likelihood that the guarantees will be materially impacted.

D. INVESTMENTS IN AFFILIATES
   -------------------------

   As of December 31, 2010 and 2009, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation, net of $0 and $2,690 of non-admitted balances, respectively, were as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                                                         AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                                         OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                                     PERCENT     2010         2010            2010
---------------------                                    --------- ---------- --------------- --------------
Common stocks:
Chartis Claims, Inc...........................    (a)        0.0%          --           --        (55,461)
AIG Lodging Opportunities, Inc................             100.0%       3,234        3,145          1,722
American International Realty, Inc............              22.0%       9,912       29,685         15,228
Chartis Specialty Insurance Company...........    (d)       70.0%     208,138      537,148         49,174
Eastgreen, Inc................................               9.7%       8,976        7,056             97
Lexington Insurance Company...................    (d)       70.0%     631,112    3,892,310        261,175
Mt. Mansfield Co. Inc.........................             100.0%      66,405       72,862         22,429
National Union Fire Ins. Company of La........    (b)      100.0%          --           --         (7,394)
National Union Fire Ins. Company of Vt........             100.0%      41,000       65,404          4,439
Pine Street Real Estate Holding Corp..........              22.1%       2,973        1,497            (40)
Chartis Select Insurance Company..............    (d)      100.0%     442,228    1,818,848         92,555
Spruce Peak Realty LLC........................               1.0%         945          918            694
United Guaranty Corporation................... (c), (d)      0.0%          --           --       (804,829)
                                                                   ----------   ----------      ---------
   TOTAL COMMON STOCKS - AFFILIATES...........                      1,414,923    6,428,873       (420,211)
                                                                   ----------   ----------      ---------
TOTAL COMMON AND PREFERRED STOCK - AFFILIATES                      $1,414,923   $6,428,873      $(420,211)
                                                                   ==========   ==========      =========

(a)As referenced in Note 5E, the Company transferred its ownership in Chartis Claims, Inc to Chartis U.S. Inc.
(b)As referenced in Note 5E, National Union Fire Insurance Company of Louisiana was merged into the Company.
(c)As referenced in Note 13, the Company transferred its interest in United Guaranty Corporation to AIG.
(d)As referenced in Note 2, the cost was updated in 2010 to reflect the capital contributions reflected in these companies in lieu of the tax sharing agreement. These adjustments did not impact the Company's surplus.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                                    OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                                PERCENT     2009         2009            2009
---------------------                               --------- ---------- --------------- --------------
Preferred stocks:
AIG Capital Corporation........................ (g)     0.0%          --           --      (2,000,000)
                                                              ----------   ----------     -----------
   TOTAL PREFERRED STOCKS - AFFILIATES.........                       --           --      (2,000,000)
                                                              ----------   ----------     -----------
Common stocks:
21st Century Insurance Group................... (e)     0.0%          --           --        (231,483)
Chartis Claims, Inc............................       100.0%     118,000       55,461         (18,469)
AIG Lodging Opportunities, Inc.................       100.0%       3,234        1,423             326
American International Insurance Co............ (e)     0.0%          --           --         (78,478)
American International Realty, Inc.............        22.0%       9,911       14,457         (20,969)
Chartis Specialty Insurance Company............        70.0%     154,297      487,974         (20,363)
Eastgreen, Inc.................................         9.7%       8,976        6,959             (25)
International Lease Finance Corporation (ILFC). (f)     0.0%          --           --      (2,406,928)
Lexington Insurance Company....................        70.0%     363,046    3,631,135         647,187
Mt. Mansfield Co. Inc..........................       100.0%      50,433       50,433          50,433
National Union Fire Ins. Company of La.........       100.0%       2,500        7,394             236
National Union Fire Ins. Company of Vt.........       100.0%      41,000       60,965          32,668
Pine Street Real Estate Holding Corp...........        22.1%       3,139        1,537              76
Chartis Select Insurance Company...............       100.0%     435,454    1,726,293         288,378
Spruce Peak Realty LLC......................... (h)     1.0%         224          224             224
United Guaranty Corporation....................        45.9%     721,505      804,829         (56,361)
                                                              ----------   ----------     -----------
TOTAL COMMON STOCKS - AFFILIATES                               1,911,719    6,849,084      (1,813,548)
                                                              ----------   ----------     -----------
TOTAL COMMON AND PREFERRED STOCK - AFFILIATES                 $1,911,719   $6,849,084     $(3,813,548)
                                                              ==========   ==========     ===========

(e)As referenced in Note 5E, the Company sold its ownership in 21st Century to Farmers Group Inc.
(f)As referenced in Note 5E, the Company sold its ownership of ILFC to AIG Capital Corporation.
(g)As referenced in Note 5D, the Company redeemed its investment in AIG Capital Corporation.
(h)Spruce Peak Realty LLC is 99% owned by Mt. Mansfield Co. Inc., which is also an affiliate and 100% owned by the Company. The remaining 1% of Spruce Peak Realty LLC is owned by the Company

The remaining equity interest in these investments is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

Lexington Insurance Company's (Lexington) admitted assets, liabilities and capital and surplus as of December 31, 2010 and 2009 and net income for the years ended December 31, 2010 and 2009 are set forth below:

                                             2010        2009
                                          ----------- -----------
               Total admitted assets..... $18,631,448 $15,989,207
               Total liabilities.........  13,097,341  10,801,871
               Total capital and surplus.   5,534,107   5,187,336
               Net income................     312,190     629,642
                                          ----------- -----------

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   On December 31, 2009, National Union acquired a 100% interest in Mt. Mansfield/Spruce Peak Realty. As part of this transaction, the Company established negative goodwill in the amount of $125,565. This amount is being amortized over 10 years. Additionally, as part of the transaction Chartis Inc. has committed to pay a percentage of the positive cash flows from Mt. Mansfield to the Ultimate Parent.

   The Company, with the approval of the Pennsylvania Insurance Department, reflected the redemption of its investment in the Series A preferred shares of AIG Capital Corporation (Issuer) as a Type 1 subsequent event in the 2009 financial statements. On February 19, 2010, the Company received $2 billion from the Issuer as consideration for the redemption as well as $38,333 representing accrued dividends for the 4th quarter of 2009 and 1st quarter of 2010 through the settlement date. The proceeds received from the redemption and the accrued dividends through December 31, 2009 had been reported as part of the balance sheet account "Receivable from parent, subsidiaries and affiliates".

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2010 and 2009, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $2,283,464 and $1,004,070, respectively.

E. RESTRUCTURING
   -------------

   DOMESTIC OPERATIONS
   -------------------

   As discussed in Notes 4 and 6, effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multi year reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

   Effective October 7, 2010, National Union Fire Insurance Company of Louisiana (NULA), Audubon Insurance Company (Audubon Insurance) and Audubon Indemnity Company (Audubon Indemnity) were merged with and into the Company. The Company is the surviving company and has assumed all of the existing obligations of the merged companies. The transaction was accounted for as a statutory merger. The Company did not issue any new shares of stock as a result of the merger. The mergers were recorded as of October 1, 2010 with the approval of the Pennsylvania Insurance Department. As a result of the merger, the Company's total assets increased by $55,529; total liabilities increased by $4,901; gross paid in and contributed capital increased by $7,130; and unassigned surplus increased by $43,498. This item is presented as Other surplus adjustments in the Statements of Income and Changes in Capital and Surplus. With the approval of the Company's domiciliary regulator, none of the prior years results or historical schedules have been restated for the merger.

   Chartis Inc. created Chartis Global Claims Services, Inc. as part of restructuring efforts within Chartis, Inc. National Union distributed its ownership of Chartis Claims, Inc. to Chartis U.S. Inc. as a dividend, which Chartis U.S. Inc. subsequently contributed to Chartis Global Claims Services, Inc.

   In 2009, the Company sold its 32.77% interest in the issued and outstanding common stock of International Lease Finance Corporation (ILFC) to AIG Capital Corporation, a wholly owned subsidiary of AIG. As a result of this transaction, the Company received cash equal to the statutory book value of its investment in ILFC common stock

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   and recorded a gain of $1,927,160. In accordance with the tax sharing agreement, the Company was reimbursed $952,593 and recorded such amount as additional paid in capital.

   Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by the Company at their stated pool percentages.

   In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

       1. The quota share reinsurance agreement between the Company and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to the Company was commuted as of June 30, 2009.

       2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to the Company under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

       3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

   Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $329.9 million.

   The Chartis U.S. Inc. companies which owned 21/st/ Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21/st/ Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was divided income of $154.8 million and a capital contribution of $54.2 million.

   Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIIC, the Company received $319.1 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $120.9 million.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   On June 30, 2008, AIUI paid a dividend representing its 25% ownership interest in AIIC to its owners, the Company, Chartis PC and the Insurance Company of the State of Pennsylvania (ISOP). The dividend paid to each of AIUI's owners was based on the proportionate ownership interest of AIUI by each company. As a result of this transaction, the Company recorded a dividend of $84,000 which valued AIIC as $76,283 and $7,707 of cash, while Chartis PC and ISOP each recorded their proportionate share. This transaction was designed to simplify the organization and provide an enhanced regulatory and legal platform.

   AMERICAN HOME CANADIAN BRANCH NOVATION
   --------------------------------------

   Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada (formerly AIG Commercial Insurance Company of Canada) under which the existing and in-force policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and was dissolved. The transaction has been accounted for at fair value in accordance with Statement of Statutory Accounting Principles (SSAP) No. 25, Accounting for and Disclosures About Transactions with Affiliates and Other Related Parties, as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada was approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value equal to the obligations assumed by AIGCIC less a balance representing intangible assets of approximately $75,693 which has been deferred and will be amortized over a 10 year period by American Home Assurance Company. In addition, a total ceding commission equal to $39,655 as well as an underwriting gain of $38,228, both of which are subject to the pooling agreement in which the Company participates, were recognized as an immediate gain by the pool participants. The Company's total gain, including $15,069 representing its share of the ceding commission, was $29,596.

   In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

       Company                                                   Dividend
       -------                                                   --------
       National Union Fire Insurance Company of Pittsburgh, Pa.. $299,000
       American Home Assurance Company..........................  170,000
       Commerce and Industry Insurance Company..................  103,000
       Chartis Property Casualty Company........................  103,000
       The Insurance Company of the State of Pennsylvania.......  122,000
       New Hampshire Insurance Company..........................  167,000

   During the fourth quarter of 2008 and subsequent to the transaction, the Branch repatriated its remaining net assets of $921,000 to American Home Assurance Company. American Home Assurance Company utilized $691,000 of this repatriated amount to pay a dividend to Chartis Insurance Company of Canada of $691,000. Subsequently, Chartis Insurance Company of Canada contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

 Company                                                   Capital Contribution
 -------                                                   --------------------
 National Union Fire Insurance Company of Pittsburgh, Pa..       $299,000
 Chartis Property Casualty Company........................        103,000
 The Insurance Company of the State of Pennsylvania.......        122,000
 New Hampshire Insurance Company..........................        167,000

F. OTHER RELATED PARTY TRANSACTIONS

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2010 and 2009 between the Company and any affiliated companies that exceeded half of one percent of the Company's admitted assets as of December 31, 2010 and 2009 and all capital contributions and dividends:

                                                                    Assets Received by       Assets Transferred by the
                                                                        the Company                   Company
                                                                --------------------------- ---------------------------
Date of                                        Name of
Transaction  Explanation of Transaction       Affiliate         Statement Value Description Statement Value Description
-----------  -------------------------- ----------------------- --------------- ----------- --------------- -----------
 03/05/10            Dividend                Chartis U.S. Inc.     $     --             --     $170,000        Cash
 04/07/10            Dividend                Chartis U.S. Inc.           --             --        6,238        Cash
 06/29/10            Dividend                Chartis U.S. Inc.           --             --      250,000        Cash
 09/08/10            Dividend                Chartis U.S. Inc.           --             --      120,000        Cash
 12/03/10            Dividend                Chartis U.S. Inc.           --             --      230,000        Cash
 10/20/10            Dividend                Chartis U.S. Inc.           --             --       46,895     Securities
 12/31/10            Dividend           (c)  Chartis U.S. Inc.           --             --       66,828     Securities
 10/01/10       Capital contribution    (b)  Chartis U.S. Inc.        7,130      In kind             --             --
 12/31/10       Capital contribution    (a)  Chartis U.S. Inc.       11,936      In kind             --             --
 Various        Capital contribution         Chartis U.S. Inc.        5,413      In kind             --             --
 12/31/10       Capital contribution    (d)  Chartis U.S. Inc.      750,000     Receivable           --             --
 12/31/10              Other            (d)  Chartis U.S. Inc.      842,206     Receivable      842,206     Securities
 03/22/10           Additional
                    investments                  Lexington               --                     210,000     Securities
 10/20/10         Dividend income                Lexington           46,895     Securities           --             --
 12/14/10         Dividend income                Lexington          210,000     Securities           --             --
 06/24/10           Purchase of
                    securities                 American Home        708,005     Securities      708,005        Cash

(a)Capital contributions in lieu of tax sharing agreement
(b)Merger of Audubon Insurance, Audubon Indemnity and NULA
(c)Transfer of ownership of Chartis Claims, Inc. See Note 5E.
(d)Refer to Note 13 on the transfer of interest in UGC and the subsequent contributed capital from Chartis U.S. Inc.

   On October 20, 2010, Lexington transferred its ownership of 35,000 shares of JI Accident and Fire Insurance Company, Ltd. to the Company as a dividend, which was valued at $46,895. On the same date the Company transferred these shares to its parent, Chartis U.S Inc. at the same value.

   The Company made an additional contribution to Lexington of $210,000 on March 22, 2010 and received a dividend from Lexington on December 14, 2010 of the same amount.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     ASSETS RECEIVED BY   ASSETS TRANSFERRED BY
                                                                         THE COMPANY           THE COMPANY
                                                                    --------------------- ---------------------
DATE OF             EXPLANATION OF                 NAME OF          STATEMENT             STATEMENT
TRANSACTION           TRANSACTION                 AFFILIATE           VALUE   DESCRIPTION   VALUE   DESCRIPTION
-----------  -----------------------------  ----------------------- --------- ----------- --------- -----------
 07/31/09...           Dividend                  Chartis U.S. Inc.  $     --         --   $537,000     Cash
 07/01/09...     Capital contribution       (a)  Chartis U.S. Inc.    54,190    In kind         --       --
 12/31/09...     Capital contribution       (c)  Chartis U.S. Inc.    70,711    In kind         --       --
 09/30/09...     Capital contribution       (b)  Chartis U.S. Inc.   952,593    In kind         --       --
 Various....     Capital contribution            Chartis U.S. Inc.     9,907    In kind         --       --
 Various....    Additional investments                  UGC          125,884    In kind         --       --
 Various....      Sale of securities                   AHAC          585,381     Cash      594,895     Bond
 Various....      Sale of securities                    LEX          215,466     Cash      207,921     Bond

--------
(a)Related to sale of Personal Auto Group (PAG). See Note 5E.
(b)Sale of ILFC. Refer to Note 5E
(c)Capital contributions in lieu of tax sharing agreement

   In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred between the Company and its affiliates during 2010, 2009 and 2008 that exceeded half of one percent of the Company's admitted assets:

          For the years ended December 31,    2010     2009     2008
          --------------------------------  -------- -------- --------
               Chartis Claims, Inc......... $259,062 $270,160 $268,146
                                            -------- -------- --------
                  TOTAL.................... $259,062 $270,160 $268,146
                                            ======== ======== ========

   As of December 31, 2010 and 2009, short-term investments included amounts invested in the AIG Managed Money Market Fund of $980,277 and $1,882,260, respectively.

   As of December 31, 2010 and 2009, other invested assets included $882,045 and $936,167, respectively, of loans with an affiliate, Graphite. The proceeds from the loans were used by Graphite for the acquisition of life settlements, which ultimately serve as collateral of the outstanding loans. Refer to Note 3 for transactions relating to this liquidity facility.

   Federal and foreign income taxes receivable from affiliates as of December 31, 2010 and 2009 amounted to $34,361 and $261,158, respectively.

   During 2009 and 2008 the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                   As of December 31,         2009    2008
                   ------------------        ------- -------
                   Accounts receivable sold. $28,656 $75,661
                   Losses recorded..........     675   1,945

   AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

   As of December 31, 2010 and 2009, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $45,998 and $163,135 respectively, at December 31, 2010 and 2009.

 As of December 31,                                          2010       2009
 ------------------                                       ---------- ----------
 Capital contributions receivable from Chartis U.S. Inc.. $1,592,206 $       --
 AIG Capital Corporation.................................         --  2,000,000
 Balances with pool member companies.....................    337,847    194,242
 Balances with less than 0.5% of admitted assets.........     96,916    245,844
                                                          ---------- ----------
 RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES      $2,026,969 $2,440,086
                                                          ========== ==========
 Balances with pool member companies..................... $  243,867 $  116,222
 Balances with less than 0.5% of admitted assets.........    124,094    212,532
                                                          ---------- ----------
 PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES           $  367,961 $  328,754
                                                          ========== ==========

   On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

   On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

   Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

G. EVENTS OCCURRING AT THE AIG LEVEL

   In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   Reserve Bank of New York (the "FRBNY"). The credit facility obligations were guaranteed by certain subsidiaries of AIG and the obligations were secured by a pledge of certain assets of AIG and its subsidiaries. Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (the "Series C Preferred Stock"), to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). In November 2008 and April 2009, AIG issued preferred securities to the United States Department of the Treasury ("Department of the Treasury") under the Troubled Asset Relief Program ("TARP").

   On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") with the FRBNY, the Department of the Treasury, and the Trust to recapitalize AIG. As part of the Recapitalization, AIG repaid to the FRBNY approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY credit facility, and the FRBNY credit facility was terminated. In addition, (i) the shares of the Series C Preferred Stock held by the Trust were exchanged for 562,868,096 shares of AIG common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of AIG common stock; and (iii) the shares of AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of AIG common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued AIG common stock, representing ownership of approximately 92 percent of the outstanding AIG common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of AIG common stock on the open market.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2010, 2009 and 2008, the Company's net premiums written and net premiums earned were comprised of the following:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

For the years ended December 31,           2010                    2009                    2008
--------------------------------  ----------------------- ----------------------- -----------------------
                                    WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Direct premiums................. $ 7,046,534 $ 7,178,068 $ 6,293,106 $ 6,258,037 $ 6,346,614 $ 5,967,292
 Reinsurance premiums assumed:
    Affiliates...................  10,393,789  11,337,854  13,353,275  15,167,769  17,910,581  20,121,728
    Non-affiliates...............     365,317     408,156     560,836     632,527     301,155     503,276
                                  ----------- ----------- ----------- ----------- ----------- -----------
        GROSS PREMIUMS...........  17,805,640  18,924,078  20,207,217  22,058,333  24,558,350  26,592,296
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Reinsurance premiums ceded:
    Affiliates...................  11,491,912  12,162,924  13,322,772  14,740,688  16,925,631  18,259,644
    Non-affiliates...............   1,604,992   1,516,668   1,140,940   1,246,179   1,053,565   1,067,568
                                  ----------- ----------- ----------- ----------- ----------- -----------
        NET PREMIUMS............. $ 4,708,736 $ 5,244,486 $ 5,743,505 $ 6,071,466 $ 6,579,154 $ 7,265,084
                                  =========== =========== =========== =========== =========== ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2010 and 2009 with the return of the unearned premium reserve is as follows:

                     ASSUMED REINSURANCE    CEDED REINSURANCE           NET
                    --------------------- --------------------- -------------------
                     UNEARNED              UNEARNED             UNEARNED
                     PREMIUM   COMMISSION  PREMIUM   COMMISSION PREMIUM  COMMISSION
                     RESERVES    EQUITY    RESERVES    EQUITY   RESERVES   EQUITY
                    ---------- ---------- ---------- ---------- -------- ----------
December 31, 2010:
   Affiliates...... $6,851,086 $  795,609 $6,655,509 $  754,459 $195,577  $41,150
   Non affiliates..    553,275     64,251    487,769     55,293   65,506    8,958
                    ---------- ---------- ---------- ---------- --------  -------
   TOTALS.......... $7,404,361 $  859,860 $7,143,278 $  809,752 $261,083  $50,108
                    ========== ========== ========== ========== ========  =======
December 31, 2009:
   Affiliates...... $7,795,151 $1,036,216 $7,324,831 $  980,942 $470,320  $55,274
   Non affiliates..    596,114     79,242    399,445     53,492  196,669   25,750
                    ---------- ---------- ---------- ---------- --------  -------
   TOTALS.......... $8,391,265 $1,115,458 $7,724,276 $1,034,434 $666,989  $81,024
                    ========== ========== ========== ========== ========  =======

As of December 31, 2010 and 2009, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                        UNEARNED PREMIUM PAID LOSSES AND RESERVES FOR LOSSES
                            RESERVES           LAE             AND LAE
                        ---------------- --------------- -------------------
    December 31, 2010:
       Affiliates......    $6,655,509       $100,616         $32,174,635
       Non-affiliates..       487,769        315,516           3,351,435
                           ----------       --------         -----------
       Total...........    $7,143,278       $416,132         $35,526,070
                           ==========       ========         ===========
    December 31, 2009:
       Affiliates......    $7,324,831       $150,519         $33,903,933
       Non-affiliates..       399,445        348,229           3,203,311
                           ----------       --------         -----------
       TOTAL...........    $7,724,276       $498,748         $37,107,244
                           ==========       ========         ===========

The Company's unsecured reinsurance recoverables as of December 31, 2010 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                      NAIC CO.
      REINSURER                                         CODE     AMOUNT
      ---------                                       -------- -----------
      Affilliates:
         National Union Pool.........................  19380   $37,947,714
         AIU Insurance Company.......................     --       112,655
         American International Reinsurance Co. Ltd..     --        33,791
         Ascot Syndicate Lloyd's 1414................     --         1,659
         Chartis Europe SA...........................     --        19,032
         Chartis Insurance Company - Puerto Rico.....  31674         1,040
         Chartis Insurance Company of Canada.........     --         5,798
         Chartis Insurance UK Ltd....................     --        10,081
         Chartis Overseas Ltd........................              537,783
         Chartis Select Insurance Company............  10932         3,864
         Chartis Specialty Insurance Company.........  26883         3,818
         Lexington Insurance Company.................  19437        15,899
         United Guaranty Insurance Company...........  11715        34,333
         US Life Insurance Company of NY.............  60607         2,303
         Other affiliates less than $1.0 million.....     --         3,645
                                                               -----------
         TOTAL AFFILIATES............................          $38,733,415
                                                               -----------
      Non-affilliates:...............................                   --
                                                               -----------
         TOTAL AFFILIATES AND NON-AFFILIATES.........          $38,733,415
                                                               ===========

During 2010, 2009, and 2008, the Company reported in its Statements of Income statutory losses of $142,835, $11,466, and $173, respectively, as a result of losses incurred from commutations with the below reinsurers. The 2010 loss was comprised of losses incurred $142,934, commissions incurred $(103) and premiums earned $(4); the 2009 and 2008 losses were from losses incurred.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


  COMPANY                                                 2010    2009   2008
  -------                                               -------- ------- ----
  American International Reinsurance Company, Ltd. (a). $138,942 $10,855 $ --
  Continental Casualty Company.........................    1,340      --   --
  Reliastar Life Insurance Company.....................    1,368      --   --
  Other reinsurers less than $1.0 million..............    1,185     611  173
                                                        -------- ------- ----
  TOTAL                                                 $142,835 $11,466 $173
                                                        ======== ======= ====

Effective April 1, 2010, the Company commuted a multi year reinsurance agreement with AIRCO. The commutation resulted in the members of the Commercial Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the pooling agreement. The commutation was approved by the New York and Pennsylvania Insurance Departments. The Company recorded its share of these transactions based upon its stated pool percentage, as follows:

                                                 COMPANY'S POOLED
                                        TOTAL       ALLOCATION
                                      ---------- ----------------
               Liabilities:..........
                  Outstanding losses. $2,576,715     $979,152
                                      ==========     ========
               P&L:
                  Paid losses........    365,636      138,942
                                      ==========     ========
                  Net cash........... $2,211,079     $840,210
                                      ==========     ========

As of December 31, 2010 and 2009, the Company had reinsurance recoverables on paid losses in dispute of $122,296 and $135,255, respectively.

During 2010, 2009 and 2008, the Company wrote-off reinsurance recoverable balances of $(1,292), $9,450 and $(5,178), respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2010 and 2009, the Company's premium receivable and losses payable on assumed business are as follows:

2010
----
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premiums in course of collection.............................. $155,068     $12,648    $167,716
Reinsurance payable on paid loss and loss adjustment expenses.  158,679       5,019     163,698

2009
----
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premiums in course of collection.............................. $184,440     $26,399    $210,839
Reinsurance payable on paid loss and loss adjustment expenses.  232,372      12,491     244,863

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Commercial Pool, related to reinsurance agreements with the following:

                                                         2010                               2009
                                          ---------------------------------- ----------------------------------
                                          Premiums in Reinsurance payable on Premiums in Reinsurance payable on
                                           course of    paid loss and loss    course of    paid loss and loss
                                          collection   adjustment expenses   collection   adjustment expenses
                                          ----------- ---------------------- ----------- ----------------------
Chartis Europe SA........................   $ 7,963          $12,642           $ 1,830          $    --
Chartis Insurance Company of Puerto Rico.    11,222              328             1,044              421
Chartis Insurance UK Ltd.................    11,848            4,277             8,759            4,483
Chartis Overseas Ltd.....................    15,554           21,167            11,946            9,266
Chartis Specialty........................       410              630            45,094           80,087
Lexington................................    17,333           18,715            21,846           19,860
National Union Insurance Company of
  Vermont................................        50           16,160            (7,392)          16,260
United Guaranty Residential Insurance
  Company................................       258           21,700               515               --

Effective January 1, 2010, Chartis Specialty commuted its quota share and stop loss reinsurance agreements with the Company. In accordance with the commutation agreement, the Company transferred cash and securities totaling $4,041,671 to Chartis Specialty, and in accordance with the pooling agreement, was reimbursed by the other pool participants. This amount was net of a ceding commission of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                    COMPANY'S POOLED
                                           TOTAL       ALLOCATION
                                         ---------- ----------------
           Liabilities:
              Outstanding losses........ $3,278,251    $1,245,735
              Unearned premium reserves.    933,787       354,839
              Other.....................     49,727        18,896
                                         ----------    ----------
                                          4,261,765     1,619,470
                                         ----------    ----------
           P&L:
              Ceding commission.........    220,094        83,636
                                         ----------    ----------
              Net cash and securities... $4,041,671    $1,535,834
                                         ==========    ==========

NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2010 and 2009, the Company's deposit assets and liabilities were comprised of the following:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                             DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                             ASSETS  LIABILITIES   ASSETS   LIABILITIES
                             ------- ----------- ---------- -----------
         December 31, 2010:
            Direct..........  $ --    $106,240    $   333     $   --
            Assumed.........    --      94,201     93,100         --
            Ceded...........   724          --         --      1,045
                              ----    --------    -------     ------
            TOTAL...........  $724    $200,441    $93,433     $1,045
                              ====    ========    =======     ======

                             DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                             ASSETS  LIABILITIES   ASSETS   LIABILITIES
                             ------- ----------- ---------- -----------
         December 31, 2009:
            Direct.......... $   --   $ 93,380    $    --       $--
            Assumed.........     --     95,014     93,433        --
            Ceded...........  1,684         --         --        --
                             ------   --------    -------       ---
            TOTAL........... $1,684   $188,394    $93,433       $--
                             ======   ========    =======       ===

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2010 and 2009 is set forth in the table below:

                                                                      2010                  2009
                                                              -------------------- ---------------------
                                                              DEPOSIT    DEPOSIT    DEPOSIT     DEPOSIT
                                                              ASSETS   LIABILITIES  ASSETS    LIABILITIES
                                                              -------  ----------- ---------  -----------
BALANCE AT JANUARY 1                                          $ 1,684   $188,394   $ 559,534   $198,765
   Deposit activity, including loss recoveries...............  (1,712)     8,823    (625,704)    (8,404)

   Interest income or expense, net of amortization of margin.     752      3,224      25,825     (1,967)
   Non-admitted asset portion................................      --         --      42,029         --
                                                              -------   --------   ---------   --------
BALANCE AT DECEMBER 31                                        $   724   $200,441   $   1,684   $188,394
                                                              =======   ========   =========   ========

                                      2010                   2009
                             ---------------------- ---------------------
                             FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                               ASSETS   LIABILITIES   ASSETS   LIABILITIES
                             ---------- ----------- ---------- -----------
     BALANCE AT JANUARY 1     $93,433     $   --     $93,433    $ 510,960
        Contributions.......       --      1,045          --          377
        Withdrawals.........       --         --          --     (533,982)
        Interest............       --         --          --       22,645
                              -------     ------     -------    ---------
     BALANCE AT DECEMBER 31   $93,433     $1,045     $93,433    $      --
                              =======     ======     =======    =========

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with PA SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $46,273, securities of $2,416, and the release of $303,085 of funds held liabilities for the settlement of deposit assets of $407,410 with a non-admitted portion of $42,029. Also, during 2009, loss recoveries

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

from Union Excess resulted in decreases in deposit assets and funds held liabilities of $230,897. The net effect of these transactions was to reduce surplus to policyholders by $13,607.

The Company also holds a note from Union Excess in the amount of $39,065. The note is secured by the proceeds of a certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $49,917 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $149,584 with European Reinsurance Company Ltd., resulting in a loss of $2,452.

NOTE 8 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent, AIG. AIG's domestic subsidiaries can be found on Schedule Y of the Company's annual statement.

The Company has a written tax sharing agreement with Chartis, Inc. ("Subgroup Parent"), which was amended, effective January 1, 2010, which provides that Subgroup Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. Subgroup Parent also has a separate tax sharing agreement with AIG ("Parent") , which provides that AIG will not charge Subgroup Parent a greater portion of the consolidated tax liability than would have been paid by the Chartis Subgroup if it had filed a separate federal income tax return. Additionally, the Company's amended tax sharing agreement contains the following significant requirements:

    . A tax Subgroup was formed with Chartis, Inc. as the Subgroup Parent. The Company will settle inter-company income taxes with the Subgroup Parent as if the Company were filing its own separate federal income tax return. Any net liability will be settled with the Subgroup Parent in accordance with federal estimated tax payment requirements with final payments/refunds paid within 90 days after Subgroup Parent makes or receives a final payment to or receipt of refund from Parent.

    . Any tax realized by the Company from triggering a deferred inter-company gain (as determined under Treasury regulation Section 1.1502-13) in which no consideration was received will be paid by the Subgroup Parent.

    . Chartis, Inc. assumes the Company's Tax Reserves in a deemed capital contribution transaction. Tax Reserves mean any liability recorded in accordance with Financial Accounting Standards Board Interpretation
       No. 48 - Accounting for Uncertainty in Income Taxes (FIN 48) and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

The Company had a prior tax sharing agreement in place during the 2008 and 2009 years with Chartis, Inc. The key differences between the 2008 and 2009 tax sharing agreement and the 2010 tax sharing agreement are: (i) the Company had to pay its separate federal income tax liability without taking into account tax credits, whereas they may take into account tax credits under the 2010 tax sharing agreement; (ii) the Company did not have to pay for any tax arising from gains from Qualifying Transactions (which were defined as deferred intercompany gains as defined in Treas. Reg. (S)1.1502-13 from the sale of stock or substantially all the assets of an operating subsidiary), whereas the 2010 agreement

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

only exempts for deferred intercompany transactions for which no consideration was received; (iii) the Company did not have to pay for tax any tax arising from Asset Sales (which were defined in the Fed Credit Agreement between AIG and the Federal Reserve), so long as the net proceeds were remitted to AIG, whereas the 2010 agreement deletes references to Asset Sales since AIG has met its obligations under the Federal Reserve Credit Agreement, and (iv) the Company was paid for the use by the Subgroup of the Company's excess attributes that were utilized by the Subgroup, but under the 2010 agreement, the Company must be able to utilize the asset on its own separate company liability basis.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from Chartis Inc. The statutory U.S. federal income tax rate is 35% at December 31, 2010.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2010 and 2009 are as follows:

                              DECEMBER 31, 2010                  DECEMBER 31, 2009                     CHANGE
                      ---------------------------------  --------------------------------  ------------------------------
DESCRIPTION            ORDINARY    CAPITAL      TOTAL     ORDINARY   CAPITAL      TOTAL    ORDINARY   CAPITAL     TOTAL
-----------           ----------  ---------  ----------  ---------  ---------  ----------  --------  ---------  ---------
Gross
  deferred
  tax
  assets              $1,398,603  $ 573,242  $1,971,845  $ 944,949  $ 358,087  $1,303,036  $453,654  $ 215,155  $ 668,809
Less
  statutory
  valuation
  allowance               19,655    312,786     332,441         --         --          --    19,655    312,786    332,441
                      ----------  ---------  ----------  ---------  ---------  ----------  --------  ---------  ---------
Adjusted
  Gross
  Deferred
  Tax
  Assets               1,378,948    260,456   1,639,404    944,949    358,087   1,303,036   433,999    (97,631)   336,368
Gross
  deferred
  tax
  liabilities           (121,752)  (260,456)   (382,208)   (81,360)        --     (81,360)  (40,392)  (260,456)  (300,848)
                      ----------  ---------  ----------  ---------  ---------  ----------  --------  ---------  ---------
Net
  deferred
  tax
  asset/(liabilities)  1,257,196         --   1,257,196    863,589    358,087   1,221,676   393,607   (358,087)    35,520
Deferred
  tax
  assets
  nonadmitted           (256,859)        --    (256,859)  (286,532)  (247,846)   (534,378)   29,673    247,846    277,519
                      ----------  ---------  ----------  ---------  ---------  ----------  --------  ---------  ---------
Net
  admitted
  deferred
  tax
  assets              $1,000,337  $      --  $1,000,337  $ 577,057  $ 110,241  $  687,298  $423,280  $(110,241) $ 313,039
                      ==========  =========  ==========  =========  =========  ==========  ========  =========  =========

The Company has elected to admit DTAs pursuant to paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provision of Paragraph 10.e. as follows:

                 DECEMBER 31, 2010         DECEMBER 31, 2009                CHANGE
             ------------------------- ------------------------- ---------------------------
DESCRIPTION  ORDINARY CAPITAL  TOTAL   ORDINARY CAPITAL  TOTAL   ORDINARY  CAPITAL    TOTAL
-----------  -------- ------- -------- -------- ------- -------- -------- --------  --------
Increase
  in DTA
  from
  carried
  back
  losses
  that
  reverse
  in
  subsequent
  three
  calendar
  years
  that
  are
  carried
  back to
  recoup
  taxes      $     --   $--   $     --       -- $10,756 $ 10,756 $     -- $(10,756) $(10,756)
Increase
  in DTA
  from
  the
  lesser
  of
  adjusted
  gross
  DTAs
  realizable
  within
  36
  months
  or 15%
  of
  statutory
  surplus     599,502    --    599,502  232,118      --  232,118  367,384       --   367,384
Increase
  in DTA
  from
  adjusted
  gross
  DTAs
  that
  can be
  offset
  against
  DTLs             --    --         --       --      --       --       --       --        --
             --------   ---   -------- -------- ------- -------- -------- --------  --------
Total
  Increase
  in DTA
  admitted
  pursuant
  to
  Paragraph
  10.e       $599,502   $--   $599,502 $232,118 $10,756 $242,874 $367,384 $(10,756) $356,628
             ========   ===   ======== ======== ======= ======== ======== ========  ========

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., 10.e. are as follows:

                 DECEMBER 31, 2010          DECEMBER 31, 2009                CHANGE
             -------------------------- ------------------------- ---------------------------
DESCRIPTION  ORDINARY CAPITAL   TOTAL   ORDINARY CAPITAL  TOTAL   ORDINARY  CAPITAL    TOTAL
-----------  -------- -------- -------- -------- ------- -------- -------- --------  --------
Carried
  back
  losses
  that
  reverse
  in
  subsequent
  calendar
  year       $     -- $     -- $     --       -- $99,485 $ 99,485      --  $(99,485) $(99,485)
The
  lesser
  of
  adjusted
  gross
  DTAs
  realizable
  within
  12
  months
  or 10%
  of
  statutory
  surplus     400,835       --  400,835  344,939      --  344,939  55,896        --    55,896
Adjusted
  gross
  DTAs
  that
  can be
  offset
  against
  DTLs        121,752  260,456  382,208   81,360      --   81,360  40,392   260,456   300,848
             -------- -------- -------- -------- ------- -------- -------  --------  --------
Total DTA
  admitted
  to
  Paragraphs
  10.a,
  10.b
  and 10.c   $522,587 $260,456 $783,043 $426,299 $99,485 $525,784 $96,288  $160,971  $257,259
             ======== ======== ======== ======== ======= ======== =======  ========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


Admission Calculation Components
SSAP No. 10R, Paragraph 10.e

Carried back losses
  that reverse in
  subsequent three
  calendar years      $       --  $      --  $       --  $     --  $ 10,756 $ 10,756  $     --  $ (10,756) $ (10,756)
The lesser of
  adjusted gross
  DTAs realizable
  within 36 months
  or 15% of
  statutory
  surplus............    599,502         --     599,502   232,118        --  232,118   367,384         --    367,384
Adjusted gross DTAs
  that can be offset
  against DTLs.......         --         --          --        --        --       --        --         --         --
                      ----------  ---------  ----------  --------  -------- --------  --------  ---------  ---------
Total DTA admitted
  to Paragraph
  10.e...............    599,502         --     599,502   232,118    10,756  242,874   367,384    (10,756)   356,628
                      ----------  ---------  ----------  --------  -------- --------  --------  ---------  ---------
Total DTA Admitted
  Under SSAP
  No. 10R............  1,122,090    260,456   1,382,546   658,417   110,241  768,658   463,672    150,215    613,887
Total DTL............   (121,752)  (260,456)   (382,208)  (81,360)       --  (81,360)  (40,392)  (260,456)  (300,848)
                      ----------  ---------  ----------  --------  -------- --------  --------  ---------  ---------
Net Admitted
  DTA................ $1,000,337  $      --  $1,000,337  $577,057  $110,241 $687,298  $423,280  $(110,241) $ 313,039
                      ==========  =========  ==========  ========  ======== ========  ========  =========  =========

Used in SSAP No. 10R, Par. 10 d

Total adjusted capital... --  --  11,532,762 --  --  12,023,123 --  --  (490,361)
                                  ----------         ----------         --------
Authorized Control Level. --  --   2,963,797 --  --   2,573,012 --  --   390,785
                                  ----------         ----------         --------

The following table provides the Company's assets, capital and surplus, and RBC information with the DTA calculated under SSAP No. 10R paragraphs 10(a) to 10(c) and the additional DTA determined under SSAP No. 10R paragraph 10e:

                          DECEMBER 31, 2010              DECEMBER 31, 2009                   CHANGE
                    ------------------------------ ----------------------------- -----------------------------
DESCRIPTION          ORDINARY  CAPITAL    TOTAL    ORDINARY CAPITAL     TOTAL    ORDINARY  CAPITAL     TOTAL
-----------         ---------- ------- ----------- -------- -------- ----------- -------- ---------  ---------
SSAP No. 10R, Paragraphs 10.a, 10.b, and 10.c

Admitted deferred
  tax assets....... $  400,835   $--   $   400,835 $344,939 $ 99,485 $   444,424 $ 55,896 $ (99,485) $ (43,589)
                    ----------   ---   ----------- -------- -------- ----------- -------- ---------  ---------
Admitted assets....         --    --    31,648,572       --       --  31,788,992       --        --   (140,420)
Adjusted statutory
  surplus..........         --    --    12,141,313       --       --  12,415,486       --        --   (274,173)
Total adjusted
  capital from
  DTA..............         --    --    12,141,313       --       --  12,415,486       --        --   (274,173)

Increased amounts due to SSAP No. 10R, Paragraph 10.e

Admitted deferred
  tax assets.......  1,000,337    --     1,000,337  577,057  110,241     687,298 $423,280 $(110,241) $ 313,039
                    ----------   ---   ----------- -------- -------- ----------- -------- ---------  ---------
Admitted assets....         --    --    32,248,074       --       --  32,031,866       --        --    216,208
Statutory surplus..         --    --    12,740,815       --       --  12,658,360       --        --     82,455

The Company has employed tax planning strategies in determining the amount of adjusted gross and net admitted deferred tax assets. Tax planning strategies increased ordinary adjusted gross DTAs to $1,639,404 and net admitted DTAs to $1,000,337. Tax planning strategies increased capital adjusted gross DTAs to $260,456 but had no impact upon net admitted capital DTAs, all of which were non-admitted.

During 2010, 2009 and 2008, the Company's current income tax expense/(benefit) was comprised of the following:

    FOR THE YEARS ENDED DECEMBER 31,             2010      2009      2008
    --------------------------------           -------  ---------  --------
    Federal Income Tax........................ $11,537  $(384,905) $ 67,928
    Foreign Income Tax........................  (9,078)     6,290        --
                                               -------  ---------  --------
       Subtotal...............................   2,459   (378,615)   67,928
    Federal Income Tax on Net Capital Gains...  17,767    930,452   (13,526)
    Other - Including return to provision.....  (6,049)     1,479   (28,151)
                                               -------  ---------  --------
    Federal and Foreign Income Taxes Incurred. $14,177  $ 553,316  $ 26,251
                                               =======  =========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

The composition of the Company's net deferred tax assets as of December 31, 2010 and 2009, along with the changes in deferred income taxes for 2010, is set forth in the table below:

Deferred tax assets:

                                               2010        2009      CHANGE
  ORDINARY                                  ----------  ---------  ---------
     Loss Reserve Discount................. $  359,135  $ 353,686  $   5,449
     Non -Admitted Assets..................    188,669    227,374    (38,705)
     Unearned Premium Reserve..............    209,756    247,259    (37,503)
     Pension Adjustments...................     24,777         --     24,777
     Bad Debt Expense......................     90,090     94,049     (3,959)
     Net Operating Loss....................    462,168         --    462,168
     Foreign Tax Credits...................     14,890      2,109     12,781
     Deferred Tax of Foreign entities......     38,067      7,287     30,780
     Other Temporary difference............     11,051     13,185     (2,134)
                                            ----------  ---------  ---------
                  Subtotal                   1,398,603    944,949    453,654

  Statutory valuation allowance adjustment.    (19,655)        --    (19,655)
  Nonadmitted..............................   (256,859)  (286,532)    29,673
                                            ----------  ---------  ---------
  Admitted ordinary deferred tax assets....  1,122,089    658,417    463,672
                                            ----------  ---------  ---------
  Capital

     Investments Writedown.................    264,773    352,568    (87,795)
     Deferred intercompany loss............     40,792         --     40,792
     Net capital loss carry-forward........    140,007         --    140,007
     Unrealized capital losses.............    125,171      5,519    119,652
     Other Temporary difference............      2,499         --      2,499
                                            ----------  ---------  ---------
                  Subtotal                    573,242     358,087    215,155

  Statutory valuation allowance adjustment.   (312,786)        --   (312,786)
  Nonadmitted..............................         --   (247,846)   247,846
                                            ----------  ---------  ---------
  Admitted capital deferred tax assets.....    260,456    110,241    150,215
                                            ----------  ---------  ---------
  Total admitted deferred tax assets....... $1,382,545  $ 768,658  $ 613,887
                                            ==========  =========  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


Deferred tax liabilities:

                                                 2010        2009      CHANGE
                                              ----------  ---------  ----------
   Ordinary..................................
       Investments........................... $  (26,341) $ (29,524) $    3,183
       Pension...............................         --     (9,858)      9,858
       Depreciation..........................     (8,532)   (16,695)      8,163
       Partnerships..........................    (23,893)    (6,590)    (17,303)
       Other (including items <5% of
         total ordinary tax liabilities).....    (62,986)   (18,693)    (44,293)
                                              ----------  ---------  ----------
               SUBTOTAL                        (121,752)   (81,360)   (40,392)

   Capital...................................
       Unrealized capital gains..............   (260,456)        --    (260,456)
                                              ----------  ---------  ----------
               SUBTOTAL                        (260,456)      --      (260,456)
                                              ----------  ---------  ----------
   Total deferred tax liabilities............ $ (382,208) $ (81,360) $ (300,848)
                                              ----------  ---------  ----------
Net admitted deferred tax
  assets/(liabilities):...................... $1,000,337  $ 687,298  $  313,039
                                              ==========  =========  ==========

The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of nonadmitted assets as the Change in Nonadmitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

  DESCRIPTION                                 2010        2009       CHANGE
  -----------                              ----------  ----------  ---------
  Total deferred tax assets............... $1,639,404  $1,303,036  $ 336,368
  Total deferred tax liabilities..........   (382,208)    (81,360)  (300,848)
                                           ----------  ----------  ---------
  Net deferred tax asset..................  1,257,196   1,221,676     35,520
  Remove deferred tax
    assets/(liabilities) - SSAP 3.........    216,082     152,685     63,397
  Remove deferred tax
    assets/(liabilities) - unrealized.....    (82,275)    (19,233)   (63,042)
                                                                   ---------
  Total Change In Deferred Tax............                            35,165
                                                                   =========

                                             CURRENT    DEFERRED     TOTAL
                                           ----------  ----------  ---------
  SSAP 3 Impact:
     SSAP 3 - General Items...............    (63,838)    141,159     77,321
     SSAP 3 - Unrealized Gain/Loss........         --     (77,762)   (77,762)
                                           ----------  ----------  ---------
     Total SSAP 3.........................    (63,838)     63,397       (441)
     SSAP 3 - Non-Admitted Impact.........       (718)     25,200     24,482
                                           ----------  ----------  ---------
  Total SSAP 3 Impact..................... $  (64,556) $   88,597  $  24,041
                                           ==========  ==========  =========

Statutory Valuation Allowance

Under SSAP 10R, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification (ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2010, the Company recorded gross deferred tax assets before valuation allowance of $1,971,845 and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

established a valuation allowance of $19,655 and $312,786 relating to ordinary and capital deferred tax assets, respectively. This is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2010.

The Company's methodology for determining the realizability of gross deferred tax assets involved estimates of future taxable income from the Company's core insurance business. These estimates were projected through the life of the related deferred tax assets based on assumptions that the Company believes to be reasonable and consistent with current operating results. In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included (i) the existence of cumulative losses in recent years, including losses related to adverse development in 2009 and 2010 of $1,062,000 and $1,645,000, respectively; (ii) the risk that the Company will not be able to execute upon on all of its strategies and actions in the anticipated timeframe; (iii) that Chartis is unable to continue generating profits from the foreign insurance business which the Company has asserted that it can reinsure into the Company; and, (iv) that the Company is unable to identify securities earning the investment yields contemplated in the projections and strategies which represented yields ranging from 4.5% to 8%.

Positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, Chartis' and the Company's intention to execute on tax planning actions and the strategies, if required, that would allow the Company to generate taxable income in order to realize the statutory gross deferred tax assets. These strategies include (i) converting tax-exempt investment income to taxable; (ii) investing available resources into higher yielding assets, and (iii) redirecting some of Chartis' historically profitable foreign insurance business into the U.S. Commercial Pool.

In addition, the tax planning actions reflected in the Company's assessment of realizability included (i) reducing the Company's exposure to its volatile loss reserves on asbestos and excess workers' compensation through the Eaglestone transaction discussed at Note 13, and (ii) converting tax-exempt investment income to taxable investment income through the sale of tax-exempt securities to both third parties and affiliates and the reinvestment of the sale proceeds into taxable securities.

In weighing both the positive and negative evidence above, the Company considered the likelihood of realizability based on a "more likely than not" criteria and the Company has concluded that a valuation allowance of $19,655 and $312,786 relating to ordinary and capital deferred tax assets, respectively, should be established. As such, the Company has concluded that it is more likely than not that the adjusted gross deferred tax assets of $1,639,404 would be realized at December 31, 2010.

Statutory Admissibility

Once the $1,639,404 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 10R's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. Based upon the Company's tax sharing agreements discussed at Note 8, no carryback potential exists, and thus no adjusted gross deferred tax asset can be admitted under this first test. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15% of adjusted statutory surplus of the most recently filed statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning actions and strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $1,000,337 of adjusted gross deferred tax assets was admitted as of December 31, 2010.

The Company does not have any unrecorded deferred tax liabilities.

The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before income taxes as follows:

                                                             2010                   2009                   2008
                                                    ---------------------  ---------------------  ---------------------
Description                                           AMOUNT    TAX EFFECT   AMOUNT    TAX EFFECT   AMOUNT    TAX EFFECT
-----------                                         ---------   ---------- ----------  ---------- ----------  ----------
Net income before federal income taxes and capital
  gains taxes...................................... $(670,989)$  (234,846) $1,394,300  $ 488,005  $1,395,995  $ 488,598
BOOK TO TAX ADJUSTMENTS:
   Tax Exempt Income...............................  (260,513)    (91,179)   (379,686)  (132,890)   (479,107)  (167,687)
   Intercompany Dividends..........................  (301,132)   (105,396)   (287,872)  (100,755)   (503,426)  (176,199)
   Dividend received deduction.....................    (5,725)     (2,004)         --         --          --         --
   Subpart F Income, Gross-Up & Foreign Tax
     Credits.......................................   (39,680)    (23,366)         --         --          --         --
   Meals And Entertainment.........................     2,109         738         909        318       1,490        522
   Stock Options And Other Compensation............    (5,364)     (1,877)         --         --          --         --
   Non-Deductible Penalties........................        --          --         767        268         803        281
   Change In Non-Admitted Assets...................   198,958      69,635    (227,957)   (79,785)    244,297     85,504
   Change in tax position..........................        --      11,937          --     50,468          --     27,569
   Statutory valuation allowance...................   332,441     332,441          --         --          --         --
   Sale of divested entities.......................        --          --     (27,239)    (9,534)         --         --
   Return to provision.............................        --      48,616          --     17,098          --      5,332
   Capital Gain on Affiliated Subsidiary
     Redistribution (UGC)..........................   (67,503)    (23,626)         --         --          --         --
   Sale of ILFC....................................        --          --     795,000    278,250    (186,625)   (65,320)
   Other...........................................        --      (2,061)         --      3,604          --         --
                                                    ---------   ---------  ----------  ---------  ----------  ---------
       TOTAL BOOK TO TAX ADJUSTMENTS...............  (146,409)    213,858    (126,078)    27,042    (922,568)  (289,998)
                                                    ---------   ---------  ----------  ---------  ----------  ---------
TOTAL FEDERAL TAXABLE INCOME AND TAX                $(817,398)$   (20,988) $1,268,222  $ 515,047  $  473,427  $ 198,600
                                                    =========   =========  ==========  =========  ==========  =========

Federal Income Tax Incurred........................                (3,590)              (377,136)                39,777
Federal Income Tax On RCG..........................                17,767                930,452                (13,526)
Change in deferred tax.............................               (35,165)               (38,269)               172,349
                                                                ---------              ---------              ---------
Total Tax..........................................             $ (20,988)             $ 515,047              $ 198,600
                                                                =========              =========              =========

As of December 31, 2010, the Company had $14,890 foreign tax credits carry forwards expiring through the year 2020, $1,320,480 of net operating loss carry forwards expiring through the year 2030, and $400,020 capital loss carry forwards expiring through the year 2015 that are available to offset against future taxable income. The Company had no unused tax credits available to offset against future taxable income as of December 31, 2010 and 2009.

There is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2010, the Company had no deposits under IRC Section 6603.

In 2009, tax liabilities relating to uncertain tax positions and tax return errors and omissions relating to the Company were held by Chartis, Inc., the subgroup parent. Pursuant to the amended tax sharing agreement that was effective January 1, 2010, Chartis, Inc. continues to assume the liabilities for uncertain tax positions of the Company; however any change in liability relating to tax return errors and omissions are now reflected as liabilities of the Company at December 31, 2010.

Under the current tax sharing agreement, the liabilities for uncertain tax positions, excluding interest and penalties, held by Chartis, Inc. relating to the Company are $158,420 and $153,411 at December 31, 2010 and 2009, respectively. Liabilities that arose in 2010 relating to tax return errors and omissions that are now held by the Company are $22,008. Tax liability relating to tax return errors and omissions that pertain to the Company but are held by Chartis, Inc. pursuant to the previous tax sharing agreement are $112,157.

Interest and penalties related to uncertain tax positions are accrued by Chartis, Inc. At December 31, 2010 and 2009, the interest accrued by Chartis, Inc. relating to uncertain tax positions was $24,354 and $17,425, respectively.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

At December 31, 2010

                    Major Tax Jurisdictions  Open Tax Years
                    -----------------------  --------------
                        United States.......  2000 - 2009

NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
-------------------------------------------------------------

A. Pension Plan
   ------------

   Employees of AIG, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   The AIG Retirement Plan (AIG U.S. Plan) is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

   The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, Accounting for Pensions.

           As of December 31,                    2010        2009
           ------------------                 ----------  ----------
           Fair value of plan assets......... $3,424,553  $3,350,505
           Less projected benefit obligation.  3,574,840   3,366,515
                                              ----------  ----------
           Funded status..................... $ (150,287) $  (16,010)
                                              ----------  ----------

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2010 and 2009 are set forth in the table below:

 As of December 31,          2010               2009               2008
 ------------------   -----------------  -----------------  -----------------
 Discount rate.......              5.50%              6.00%              6.50%
 Rate of
   compensation
   increase (average)              4.00%              4.00%              4.25%
 Measurement date.... December 31, 2010  December 31, 2009  December 31, 2008
 Medical cost trend
   rate..............        N/A                N/A                N/A

   In 2010 and 2009, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $12,909, $14,701 and $7,149 for 2010, 2009 and
   2008, respectively.

   Effective July 1, 2009 a cost of living adjustment was provided in the AIG U.S. Plan to all retirees who retired prior to January 1, 2004. The increase was 1% of the original monthly benefit for each year of retirement prior to January 1, 2004, limited to 5 years, and not greater than $0.300 per month.

   The 2009 AIG U.S. Plan information reflects the impact of divestitures of HSB Group, Inc. (HSB), 21st Century Insurance Group et al (PAG), A. I. Credit Corp. Life segment (AI Credit Life), Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

   The 2010 AIG U.S. Plan information reflects the impact of divestitures of A.
   I. Credit Corp P & C segment (AI Credit P&C), AIG Global Asset Management Holdings Corp. et al (Bridge), American Life Insurance Company et al (ALICO) and American General Finance et al (AGF) during 2010.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   AIG also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan (SERP), which provides additional retirement benefits to designated executives.

B. POSTRETIREMENT BENEFIT PLANS
   ----------------------------

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5,000. The maximum life insurance benefit prior to age 70 is $33, with a maximum $25 thereafter.

   Effective January 1, 1993 both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at age 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 11, Postemployment Benefits and Compensated Absences, as of December 31, 2010 and 2009 were $202,418 and $206,127, respectively. These obligations are not funded currently. The Company's allocated share of other postretirement benefit plan expenses were $584, $112 and $280 for the years ended December 31, 2010, 2009 and 2008, respectively.

   The 2009 postretirement medical plan information reflects the impact of divestitures of HSB, PAG, AI Credit Life and Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

   The 2010 postretirement medical plan information reflects the impact of divestiture of AI Credit P&C, Bridge, ALICO and AGF during 2010.

   As sponsor of the AIG U.S. Plan and other benefit plans, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

   However, the Company is jointly and severally responsible with AIG and other members of AIG's controlled group for funding obligations for the AIG U.S. Plan, and ERISA plans sponsored by other members of AIG's controlled group. If the AIG U.S. Plan does not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation could seek payment of such amounts from the members of the AIG controlled group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of this occurring is remote. Accordingly, the Company has not established any liability for such contingencies.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


C. STOCK OPTION AND DEFERRED COMPENSATION PLANS
   --------------------------------------------

   Some of the Pool's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2010, 2009 and 2008, AIG allocated $15,208, $11,044 and $19,161, respectively, of these stock options and certain other deferred compensation programs to the Company.

   In December 2009, AIG established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain performance metrics are met. During 2010 and 2009, AIG allocated $10,409 and $1,438, respectively, for expenses incurred under this plan to the Company.

   In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees, the AIG Incentive Savings Plan, which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to seven percent of annual salary depending on the employees' years of service and subject to certain compensation limits. Pre-tax expense associated with this plan was $7,686 and $7,783 in 2010 and 2009, respectively.

D. POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES
   -------------------------------------------------

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A. CAPITAL AND SURPLUS
   -------------------

   The portion of unassigned surplus as of December 31, 2010 and 2009 represented by each item below is as follows:

                                             2010         2009
                                          ----------  -----------
             Unrealized gains and losses. $5,557,752  $ 5,274,143
             Non-admitted asset values...   (838,329)  (1,326,751)
             Provision for reinsurance...   (101,251)     (93,549)

   In calculating the provision for reinsurance as of December 31, 2010, management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $332,238 and $28,238, respectively. The use of these assets was approved by the domiciliary regulator.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

       Change in net unrealized gains               2010        2009
       ------------------------------            ----------  ----------
       Unrealized gains, current year........... $5,557,752  $5,274,143
       Unrealized gains, previous year..........  5,274,143   5,805,880
                                                 ----------  ----------
       Change in unrealized gains...............    283,609    (531,737)

       Change in tax on unrealized gains........    (63,042)     20,011
       Adjustments to beginning surplus.........    222,380      84,902
       Derivatives - change in foreign exchange.    (11,263)         --
       Amortization of goodwill.................     (2,926)     (7,741)
                                                 ----------  ----------
       Change in unrealized, net of taxes....... $  428,758  $ (434,565)
                                                 ==========  ==========

      Change in non-admitted asset values           2010         2009
      -----------------------------------       -----------  -----------
      Non-admitted asset values, current year.. $  (838,329) $(1,326,751)
      Non-admitted asset values, previous year.  (1,326,751)  (1,188,887)
                                                -----------  -----------
      Change in non-admitted assets............     488,422     (137,864)

      Change in accounting principles SSAP 10R.    (356,629)    (242,874)
      Adjustments to beginning surplus.........     (39,897)     125,712
      Other surplus adjustments................     (12,398)      53,242
                                                -----------  -----------
      Change in non-admitted assets............ $    79,498  $  (201,784)
                                                ===========  ===========

   The Company recognized a $50,628 increase in surplus due to the mergers with Audubon Insurance, Audubon Indemnity and NULA. The surplus components impacted were as follows:

             Change in SSAP 10R........................... $   199
             Gross paid in and contributed surplus........   7,130
             Unassigned funds (other surplus adjustments).  43,299
                                                           -------
                                                           $50,628
                                                           =======

   The Company transferred its ownership of United Guaranty Corporation (UGC) to AIG, after a contribution of cash by AIG in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. There was no impact to surplus as the balance distributed was equal to the contribution. The distribution was considered extraordinary. Refer to Note 13 for further details.

B. RISK-BASED CAPITAL REQUIREMENTS
   -------------------------------

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2010 reporting period.

C. DIVIDEND RESTRICTIONS
   ---------------------

   Under Pennsylvania law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10% of the Company's statutory surplus, inclusive of unrealized gains and losses, as of December 31, 2010, or 100% of the Company's net income, for the year then ended) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. In connection therewith, at December 31, 2010, the maximum dividend payments, which may be made without prior approval during 2011, is approximately $1,214,079.

   Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. However, the Company has agreed to provide advance notice to Pennsylvania Insurance Department of (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

   During 2010, the Company paid $889,961 in ordinary dividends to Chartis U.S. Inc. During 2009, the Company paid $537,000 in dividends to Chartis U.S. Inc. Refer to Note 5E for additional information.

   The Company transferred its ownership of UGC to AIG, after a contribution of cash by AIG in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. The distribution of UGC was considered extraordinary. Refer to Note 13 for further details.

NOTE 11 - CONTINGENCIES
-----------------------

A. LEGAL PROCEEDINGS
   -----------------

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

   After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

   As of April 22, 2011, the parties have not completed class action discovery, general discovery has not commenced, and the court has not determined if a class action is appropriate or the size or scope of any class. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

   On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

   In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

   Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

   Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's bankruptcy proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated. The settlement discussed below contains a release from RPC to the AIG Parties that covers the claims RPC asserted against the AIG Parties in the New Jersey action.

   On December 28, 2010, the Bankruptcy Court granted motions to approve settlements entered into in September 2010 between the AIG parties and the RPC Defendants (other than two of RPC's affiliates whose corporate privileges have been suspended by their respective states of incorporation and are therefore unable to enter into contracts) resolving all claims and counterclaims between the AIG parties and the RPC Defendants, and on March 16, 2011 the Court entered an Order dismissing the case with prejudice. The settlements will not have a material adverse effect on the AIG Parties' financial position.

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   On March 23, 2011, certain AIG entities were served with a Summons with
   Notice of a suit filed in New York Supreme Court (Nassau County) by William Wallach, The William Wallach Irrevocable Trust, Lawrence Wallach, and Richard Wallach. Prior to his death in 2010, William Wallach was the majority shareholder in RPC. Though the AIG entities have not yet been served with the complaint, the Summons with Notice indicates that the suit purports to seek damages of $375,000 for breach of contract, misrepresentation, breach of fiduciary duty, fraud, deceit, tortious interference with contractual relations and prima facie tort. The AIG entities have demanded a copy of the complaint.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

   Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

   On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as

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   general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

   On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008.

   On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On
   October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law.

   On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. On July 1, 2010 the Court denied the pending motions to dismiss as to all claims, except that it dismissed the AIG parties' claim for unjust enrichment. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's decision denying its motion to dismiss the accounting claim asserted against it by the AIG parties, and that motion was denied on August 16, 2010.

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   On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. On July 1, 2010, the Court denied the pending motion to dismiss as to all claims, except that it dismissed the plaintiffs' claim for promissory estoppel against the AIG subsidiary defendants (the promissory estoppel claim against AIG survives). Class discovery has been completed, and on July 16, 2010, the plaintiffs filed a motion for class certification. The AIG parties filed their opposition to this motion on October 8, 2010.

   On January 5, 2011, the AIG parties executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450,000 to satisfy all liabilities to the class members arising out of the workers compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in a fund established as part of AIG's settlement with the NYAG and NYDOI in 2006 (the "Workers Compensation Fund"), as addressed above, less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed below. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, the AIG parties and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If approved by the Court (and such approval becomes final), the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers compensation premium reporting, including the class action, other than claims that are brought by or against any class member that opts out of the settlement. The $450,000 settlement amount along with the $146,500 in fines, penalties, and premium taxes discussed in the NAIC examination of workers' compensation premium reporting matter below may be funded in part from the $338,000 held in the Workers Compensation Fund. In the event that the proposed class action settlement is not approved, or that certain class members opt out of the settlement and continue to pursue their claims against the AIG parties, litigation would resume. The AIG parties have established a reserve equal to the amounts payable under the settlement.

   On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance
   Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange

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   for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. On July 19, 2010, the South Carolina Supreme Court held that the filed-rate doctrine did not bar plaintiffs' claims. Merits discovery on the plaintiffs' pending claims is proceeding. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996.

   On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms,
   (i) AIG's payment of $100,000 in regulatory fines and penalties; (ii) AIG's payment of $46,500 in outstanding premium taxes; (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150,000 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146,500 in fines, penalties and premium taxes can be funded out of the $338,000 held in the Workers Compensation Fund, discussed above, to the extent that such monies have not already been used to fund the class action settlement discussed above. The regulatory settlement is contingent upon and will not become effective until, among other events: (i) a final, court-approved settlement is reached in all the lawsuits currently pending in Illinois arising out of workers compensation premium reporting issues, discussed above, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement is reached and consummated between AIG and

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   certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

   AIG and certain subsidiaries have established a reserve equal to the amounts payable under the proposed settlement.

   After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

   The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

   The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee

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   Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial
   Complaint.

   The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

   On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. The Third Circuit also affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. With respect to the antitrust claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" conspiracy to protect incumbent insurers that is based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court, instructing it to consider whether plaintiffs must satisfy the heightened pleading standard for fraud, and if so, whether this remaining claim meets that standard. With respect to the RICO claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" enterprise based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court for consideration as to whether plaintiffs had adequately pled the remaining RICO elements not previously considered by the District Court dismissing the Commercial Complaint. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint. On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.

   On March 18, 2011, AIG and its subsidiaries named as defendants, and certain other insurer and broker defendants, agreed in principle to settle the multi-district litigation with a class consisting of all purchasers of commercial insurance policies from 1998 through 2004 that were issued by any of the defendants named in the Commercial Complaint and brokered through any of the insurance brokers named as defendants in the Commercial Complaint. If the settlement is finalized and approved by the Court, and there is a minimum level of participation in the settlement fund by eligible class members, the AIG defendants will pay a total of $6,750 towards a total group settlement payment of $36,750. A portion of the total settlement fund, which includes plaintiffs' attorneys' fees and class notice and administration fees, would be distributed to purchasers of excess casualty policies from any of the settling defendants and brokered through Marsh, with the remainder being used to fund a settlement that would be paid to a charitable or educational organization to be agreed to by the settling parties. As of April 22, 2011, the AIG defendants had accrued a liability for their portion of the settlement.

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   A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, defendants are appealing the trial court's April 2010 denial of defendants' motion to dismiss to the Kansas Supreme Court.

   On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.500 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

   AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative

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   class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

   On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. LEASES
   ------

   The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through October 21, 2023. The total lease expense was $103,403, $93,579 and $91,142 in 2010, 2009 and 2008, respectively. These lease expenses are allocated to each affiliate based upon the percentage of space occupied and the Company's share of these transactions is allocated to it and other members of the Commercial Pool based upon their stated pool percentage.

   At January 1, 2011, the minimum aggregate annual rental commitments are as follows:

                     2011......................... $102,967
                     2012.........................  103,211
                     2013.........................   91,345
                     2014.........................   87,418
                     2015.........................   82,980
                     Thereafter...................  298,370
                                                   --------
                     TOTAL MINIMUM LEASE PAYMENTS  $766,291
                                                   ========

   Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

C. OTHER CONTINGENCIES
   -------------------

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2010, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

   The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,697,134 as of December 31, 2010. Also, as of December 31, 2010, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                Licensed in
     Name of life insurer                     Location Balances  New York
     --------------------                     -------- -------- -----------
     American General Life Insurance Company. Texas    $ 79,345     Yes
     The United States Life Insurance
       Company in the City of New York....... New York  931,528     Yes
     American General Life Insurance Company
       of Delaware........................... Delaware  335,660     No
     BMO Life Assurance Company.............. Canada    283,956     No
                                              -------- --------     ---

   As part of its private equity portfolio investment, as of December 31, 2010 the Company may be called upon for an additional capital investment of up to $330,015. The Company expects only a small portion of this portfolio will be called during 2011.

   The Company has committed to provide (Pounds)7.3 million in capital to a Lloyd's Syndicate. The Company has not accrued a liability for potential loss at December 31, 2010.

   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 12 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2010, 2009 and 2008, policyholder dividends amounted to $0, $0 and $360, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2010 and 2009, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

        OTHER ADMITTED ASSETS                         2010       2009
        ---------------------                      ---------  ---------
        Allowance provision....................... $(259,391) $(268,712)
        Guaranty funds receivable and on deposit..    12,876     16,017
        Loss funds on deposit.....................    72,265     64,845
        Note receivable - reinsurance commutation.    39,065     39,065
        Paid loss clearing........................   335,996    318,182
        Retroactive reinsurance recoverable.......     1,345      5,874
        Other assets..............................   133,377    111,154
                                                   ---------  ---------
           TOTAL OTHER ADMITTED ASSETS             $ 335,533  $ 286,425
                                                   =========  =========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

As of December 31, 2010 and 2009, the Company's liability for insolvency assessments amounted to $42,674 and $40,398, respectively, with related assets for premium tax credits of $12,860 and $16,017, respectively. Of the amount accrued, the Company expects to pay approximately $29,814 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $8,126 of premium tax offset credits and the associated liability in years two through five. The remaining $4,734 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2010 and 2009, the Company had established an allowance for doubtful accounts of $259,391 and $268,712, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2010, 2009 and 2008, the Company recorded $21,847, $(37,084) and
$(50,530), respectively, for allowance for doubtful accounts to Net Gain/(Loss) from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2010 and 2009, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

          OTHER LIABILITIES                          2010      2009
          -----------------                        --------  --------
          Accrued retrospective premiums.......... $ 68,242  $ 74,830
          Amounts withheld or retained by company
            for account of others.................   10,585     5,951
          Deferred commission earnings............    4,599     6,488
          Salvage and subrogation recoverable.....    1,876     1,034
          Remittances and items not allocated.....   30,006    44,299
          Retroactive reinsurance payable.........    1,328     1,830
          Retroactive reinsurance reserves -
            assumed...............................    4,405     7,357
          Retroactive reinsurance reserves - ceded   (2,192)   (2,140)
          Servicing carrier liability.............    5,908     3,891
          Other liabilities, includes suspense
            accounts, expense account balances
            and certain accruals..................  134,409   142,034
                                                   --------  --------
             TOTAL OTHER LIABILITIES               $259,166  $285,574
                                                   ========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


NOTE 13 - SUBSEQUENT EVENTS
---------------------------

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 29, 2011 for the statutory statement issued on April 30, 2011.

On February 24, 2011, the PA SAP approved National Union's request to report a $750,000 capital contribution from its parent, Chartis U.S., Inc. as a Type I subsequent event in its 2010 Annual Statement, pursuant to SSAP No. 72. The $750,000 was received on February 25, 2011.

As a result of a transaction which closed on February 24, 2011 but was effective December 31, 2010, National Union, New Hampshire, and ISOP's ownership of United Guaranty Corporation, (UGC) has been transferred to AIG through the transfer to AIG of all of the outstanding shares of UGC from National Union, New Hampshire, and ISOP after a contribution of cash by AIG to the Chartis insurance subsidiaries in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. On February, 25, 2011, National Union, New Hampshire, and ISOP received $842,206, 644,970, and $348,700; respectively, from this transaction. With the concurrence of National Union, New Hampshire, and ISOP's domiciliary regulator, this transaction has been included in the financial statements as a Type I subsequent event pursuant to SSAP 9 and SSAP 72.

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 29, 2011 for the statutory statement issued on April 30, 2011.

On February 25, 2011, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital (TAC) falls below 425% of the Company's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by the Company at the end of the first and third fiscal quarters, subject to any adjustments or modifications required by the Company's domiciliary regulator or its independent auditors, AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Company so that the Company's TAC is projected to be equal to 425% of its ACL RBC as of the second and fourth fiscal quarters . The current CMA supersedes and replaces a CMA that related to the Company's December 31, 2009 surplus position.

On March 11, 2011 a major earthquake occurred near the northeast coast of Honshu, Japan, triggering a tsunami in the Pacific Ocean. In the first quarter of 2011, the Chartis insurers recorded a catastrophe loss of $1,300,000 related to this event, which has been named the Tohoku Earthquake and Tsunami. The loss recorded in connection with this event is a preliminary estimate based on Chartis' current assessment of the coverage provided under its direct policies and the provisions of its reinsurance coverage. The Company's participation in this loss was estimated to be less than $100,000.

On March 28, 2011 the Company purchased investments in structured securities from AIG for $351,143, the fair value of the assets as of the acquisition date, in an arms' length transaction. The investments purchased were asset-backed securities, primarily residential mortgage-backed securities and collateralized debt obligations.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


Asbestos Loss Portfolio Transfer
--------------------------------

On March 31, 2011, certain Chartis U.S. and non-U.S. insurers (Chartis Reinsureds), including the Commercial Pool participants, entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone Reinsurance Company (Eaglestone). Under the Asbestos Reinsurance LPT, the Chartis Reinsureds transfer all of their net U.S. asbestos liabilities to Eaglestone, a newly reorganized non-pool affiliate and wholly owned subsidiary of Chartis U.S, Inc. The Chartis Reinsureds will make a payment of $2,679,000 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone will provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The Commercial Pool participants' shares of the net ceded reserves (and payment) to Eaglestone are presented below. The Asbestos Reinsurance LPT is subject to the receipt of required regulatory approvals. The Commercial Pool Participants are seeking to account for the Asbestos Reinsurance LPT as prospective reinsurance and to record the Asbestos Reinsurance LPT in their respective first quarter 2011 financial statements.

On April 19, 2011, the Chartis Reinsureds, Eaglestone and National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway, Inc., entered into a Master Transaction Agreement pursuant to which, at closing, Eaglestone and NICO will enter into a loss portfolio transfer retrocession agreement (Asbestos Retrocession LPT), with an inception date of January 1, 2011. Pursuant to the Asbestos Retrocession LPT, Eaglestone will transfer $1,870,000 of the net U.S. asbestos liabilities it assumed from the Chartis Reinsureds to NICO. Eaglestone will make a payment of $1,650,000 to NICO and NICO will provide coverage up to an aggregate limit of $3,500,000 and also assume responsibility for claims handling and collection of (and collectability risk on) the Chartis Reinsureds' third-party reinsurance related to the asbestos exposures it is assuming from Eaglestone. The closing of the transaction contemplated by the Master Transaction Agreement is subject to the receipt of required regulatory approvals and other closing conditions, and is expected to occur in the second quarter of 2011.

Excess Workers' Compensation Loss Portfolio Transfer
----------------------------------------------------

On March 31, 2011, the Commercial Pool participants entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,000 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. The Commercial Pool participants will establish an initial funds withheld liability in the aggregate of $2,720,000 to Eaglestone and Eaglestone will provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. The Commercial Pool participants will credit interest of
4.25 percent per annum on the funds withheld balance. The Commercial Pool participants' shares of the net ceded reserves (and initial funds withheld liability) to Eaglestone are presented below. The Excess Workers' Compensation LPT is subject to the receipt of required regulatory approvals. The Commercial Pool Participants are seeking to account for the Excess Workers' Compensation Reinsurance LPT as prospective reinsurance and to record the Excess Workers' Compensation Reinsurance LPT in their respective first quarter 2011 financial statements.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                             ASBESTOS LOSS EXCESS WORKERS'
          COMPANY              TRANSFER     COMPENSATION     TOTAL
          -------            ------------- --------------- ----------
          National Union....  $  814,000     $1,034,000    $1,848,000
          American Home.....     772,000        979,000     1,751,000
          C&I...............     236,000        299,000       535,000
          Chartis PC........     107,000        136,000       243,000
          New Hampshire.....     107,000        136,000       243,000
          ISOP..............     107,000        136,000       243,000
          Chartis Casualty..          --             --            --
          Granite State.....          --             --            --
          Illinois National.          --             --            --
                              ----------     ----------    ----------
                              $2,143,000     $2,720,000    $4,863,000
                              ==========     ==========    ==========

Funding of Eaglestone Capitalization
------------------------------------

On March 31, 2011, the Company, American Home and New Hampshire (Funding Participants) approved the funding of $1,700,000 as part of a plan to capitalize Eaglestone. The Funding Participants will treat the distribution to their immediate parent (Chartis U.S., Inc.) as a return of capital. The Company and New Hampshire have received regulatory approvals for the return of capital, but have not yet paid their distributions of $510,000 and $170,000, respectively. American Home has not yet received regulatory approval and has not yet paid its planned distribution of $1,020,000. The Funding Participants expect to settle the distributions in the second quarter of 2011.

On March 30, 2011, the Company contributed approximately $575,720 to Chartis Japan Capital Company, LLC (a newly-formed subsidiary of the Company), to purchase up to all of the issued and outstanding shares of Fuji Fire & Marine Insurance Company, Limited, a Japanese company not owned by companies affiliated with AIG, pursuant to a tender offer.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution.

     (1) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated
          June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (1)

     (2) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated
          September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (5)

     (3) AIG Life Insurance Company Unanimous Consent of the Board of Directors in Lieu of a Meeting dated December 7, 2009, changing the name of the Company from AIG Life Insurance Company to American General Life Insurance Company of Delaware, and resolving to amend all corporate documents as necessary and to execute and deliver all certificates, documents and instruments to carry out the resolutions. (19)

(b)  Custodian Agreements.    Inapplicable

(c)  Underwriting Contracts.

     (1) Distribution Agreement between AIG Life Insurance Company and American General Equity Services Corporation, effective May 1, 2003. (7)

     (2)  Form of Selling Group Agreement. (9)

(d)  Contracts.

     (1)  Form of Group Flexible Premium Variable Life Insurance
          Policy - Non-Participating, Form No. 11GVULD997. (2)

     (2)  Form of Group Flexible Premium Variable Life Insurance
          Certificate, Form No. 16GVULD997. (2)

(e)  Applications.

     (1)  Form of Application for Group Flexible Premium Variable
          Life Insurance Policy, Form No. 14COLI400. (7)

     (2) Form of Supplemental Application for Life Insurance, Form No. 14GVSUP997. (18)

     (3)  Form of Subaccount Transfer Request Form. (18)

     (4)  Form of Premium Allocation Form. (18)

     (5)  Form of Loan/Surrender Request Form. (18)

     (6)  Form of Dollar Cost Averaging Request Form. (18)

     (7)  Form of Change Request Form. (7)

     (8)  Form of Reallocation and Rebalancing Request Form. (18)

     (9)  Form of Automatic Rebalancing Request. (18)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1)  By-Laws of American General Life Insurance Company of
          Delaware, restated as of December 7, 2009. (19)

     (2) Certificate of Incorporation of AIG Life Insurance Company, dated December 6, 1991. (1)

     (3) Restated Certificate of Incorporation of AIG Life Insurance Company, dated December 6, 1991. (1)

     (4) Certificate of Amendment of Certificate of Incorporation of AIG Life Insurance Company, dated December 3, 2001. (7)

     (5) Restated Certificate of Incorporation of American General Life Insurance Company of Delaware dated December 7, 2009.
          (19)

     (6) Certificate of Change of Location of Registered Office and of Registered Agent, AIG Life Insurance Company, dated
          July 24, 2002. (9)

(g)  Reinsurance Contracts.

     (1)  Reinsurance Agreement between AIG Life & AXA Corporate
          Solutions Life Reinsurance Company. (16)

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIG Life Insurance Company and AIG Equity Sales Corp. (Filed herewith)

     (1)(b) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, AIG Life Insurance Company and AIG Equity Sales Corp., effective April 30, 2010. (Filed herewith)

     (2)(a) Form of Participation Agreement among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc. and AIG Life Insurance Company. (7)

     (2)(b) Form of Amendment to Participation Agreement among Alliance Variable Products Series Fund, Inc. and AIG Life Insurance Company. (7)

     (3)(a) Form of Shareholder Services Agreement by and between American Century Investment Services, Inc. and AIG Life Insurance Company. (8)

     (3)(b) Form of Amendment No. 1 to Shareholder Services Agreement by and between American Century Investment Services, Inc. and AIG Life Insurance Company, effective January 1, 2001.
             (8)

     (4)(a) Form of Participation Agreement by and among Credit Suisse Warburg Pincus Trust, Credit Suisse Asset Management, LLC, Credit Suisse Asset Management Securities, Inc. and AIG Life Insurance Company. (8)

     (5)(a) Form of Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and AIG Life Insurance Company. (8)

     (5)(b) Form of Amendment to Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and AIG Life Insurance Company, dated
             July 23, 1999. (8)

     (5)(c) Form of Fifth Amendment to Participation Agreement by and among Variable Insurance Products Fund, Fidelity
             Distributors Corporation and AIG Life Insurance Company, dated January 2, 2001. (8)

     (6)(a) Form of Participation Agreement by and among Variable Insurance Products Fund II, Fidelity Distributors
             Corporation and AIG Life Insurance Company. (8)

       (6)(b) Form of Amendment to Participation Agreement by and among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AIG Life Insurance Company, dated
                July 23, 1999. (8)

       (6)(c) Form of Fifth Amendment to Participation Agreement by and among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AIG Life Insurance Company, dated January 2, 2001. (8)

       (7)(a) Form of Participation Agreement by and among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AIG Life Insurance Company. (8)

       (8)(a) Form of Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company. (8)

       (8)(b) Form of Amendment to Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company, effective May 1, 2001. (8)

       (8)(c) Form of Amendment to Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company, effective May 3, 2004. (10)

       (8)(d) Form of Amendment No. 3 to Participation Agreement as of March 31, 2006 by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company. (13)

       (8)(e) Form of Amendment No. 5 to Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., AIG Life Insurance Company and American General Equity Services Corporation, dated as of March 1, 2009. (18)

       (9)(a) Form of Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and AIG Life Insurance Company. (10)

       (10)(a) Form of Fund Participation Agreement by and among AIG Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment
                Management Inc. and JPMorgan Funds Management, Inc. effective as of April 24, 2009. (19)

       (10)(b) Form of Fund/SERV Amendment to Participation Agreement by and between AIG Life Insurance Company and J. P. Morgan Series Trust II. (19)

       (11)(a) Form of Amended and Restated Fund Participation Agreement by and among BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York. (Filed herewith)

       (11)(b) Amended and Restated Administrative Services Agreement between BlackRock Advisors, LLC, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York. (Filed herewith)

       (12)(a) Form of Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP and AIG Life Insurance Company. (6)

       (12)(b) Form of Amendment to Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP) and AIG Life Insurance Company, dated October 1, 2001. (7)

       (13)(a) Form of Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and AIG Life Insurance Company. (10)

       (13)(b) Form of Amendment to Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and AIG Life Insurance Company. (10)

       (14)(a) Form of Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC and AIG Life Insurance Company. (8)

       (15)(a) Form of Participation Agreement by and between VALIC Company I, The Variable Annuity Life Insurance Company and AIG Life Insurance Company. (7)

       (15)(b) Form of Amendment No. 1 to Participation Agreement by and between VALIC Company I, The Variable Annuity Life Insurance Company and AIG Life Insurance Company. (7)

       (16)(a) Form of Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AIG Life Insurance Company. (8)

       (17)(a) Administrative Services Agreement between AIG Life Insurance Company and A I M Advisors, Inc. (Filed herewith)

       (18)(a) Form of Administrative Services Agreement by and among Credit Suisse Asset Management, LLC and AIG Life Insurance Company. (8)

       (19)(a) Form of Amended and Restated Administrative Services Agreement by and between Franklin Templeton Services, LLC and AIG Life Insurance Company. (18)

       (20)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and AIG Life Insurance Company. (Filed herewith)

       (21)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AllianceBernstein and AIG Life Insurance Company.
                (16)

       (22)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and AIG Life Insurance Company.
                (16)

       (23)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and AIG Life Insurance Company. (16)

       (24)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and AIG Life Insurance Company. (16)

       (25)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and AIG Life Insurance Company.
                (16)

       (26)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and AIG Life Insurance Company. (16)

       (27)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and AIG Life Insurance Company. (19)

       (28)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Merrill Lynch (BlackRock) and AIG Life Insurance Company. (16)

     (29)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and AIG Life Insurance Company.
              (16)

     (30)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and AIG Life Insurance Company. (16)

     (31)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and AIG Life Insurance Company.
              (16)

     (32)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and AIG Life Insurance Company. (16)

     (33)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and AIG Life Insurance Company. (16)

(i)  Administrative Contracts.

     (1)      Form of Service and Expense Agreement dated
              February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company. (7)

     (2) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated May 21, 1975. (7)

     (3) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated September 23, 1975. (7)

     (4) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated December 30, 1998. (7)

     (5) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, effective January 1, 2002. (7)

     (6) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (9)

     (7) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective May 1, 2004. (10)

(j)  Other Material Contracts.

     (1)  General Guarantee Agreement from National Union Fire
          Insurance Company of Pittsburgh, Pa. on behalf of AIG Life Insurance Company. (4)

     (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (15)

     (3) Notice of Termination of AIG Support Agreement between American General Life Insurance Company of Delaware and American International Group, Inc., including a copy of the agreement attached to such Notice as Exhibit I. (Filed herewith)

     (4)  Unconditional Capital Maintenance Agreement between
          American International Group, Inc. and American General
          Life Insurance Company of Delaware. (Filed herewith)

(k)  Legal Opinions.

     (1) Opinion and Consent of Kenneth D. Walma, Vice President and Counsel, AIG Life Insurance Company. (3)

     (2) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (11)

     (3) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa.
          (11)

(l)  Actuarial Opinions.

     (1) Opinion and Consent of AIG Life Insurance Company's actuary. (3)

     (2) Opinion and Consent of AIG Life Insurance Company's actuary. (7)

(m)  Calculation.    None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements.    None

(p)  Initial Capital Agreements.    None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company of Delaware's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 2, 2011. (Filed herewith)

(r)  Powers of Attorney.

     (1)  Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance
          Company of Pittsburgh, Pa. (Filed herewith)
--------
(1) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 033-90684) of Variable Account II of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on March 13, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2002.

(4) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on August 12, 2005.

(5) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 7, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on December 28, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 25, 2003.

(8) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on June 16, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 27, 2004.

(10)Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

(11)Incorporated by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on October 24, 2005.

(12)Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on March 24, 2006.

(13)Incorporated by reference to Post-Effective Amendment No. 17 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2006.

(14)Incorporated by reference to Post-Effective Amendment No. 18 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on June 22, 2006.

(15)Incorporated by reference to Post-Effective Amendment No. 19 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on December 12, 2006.

(16)Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2007.

(17)Incorporated by reference to Post-Effective Amendment No. 21 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 30, 2008.

(18)Incorporated by reference to Post-Effective Amendment No. 22 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2009.

(19)Incorporated by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of American General Life

    Insurance Company of Delaware (f/k/a AIG Life Insurance Company) filed on May 3, 2010.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                      POSITIONS AND OFFICES WITH DEPOSITOR
 NAME AND PRINCIPAL   AMERICAN GENERAL LIFE INSURANCE COMPANY OF
 BUSINESS ADDRESS     DELAWARE
 ------------------   -------------------------------------------------

Mary Jane B. Fortin   Director, Chairman of the Board, President and
2929 Allen Parkway    Chief Executive Officer
Houston, TX 77019

Robert M. Beuerlein   Director, Senior Vice President and Chief and
2727-A Allen Parkway  Appointed Actuary
Houston, TX 77019

Jeffrey H. Carlson    Director, Executive Vice President, Chief Service
2727-A Allen Parkway  and Information Officer
Houston, TX 77019

Don W. Cummings       Director, Senior Vice President and Chief
2929 Allen Parkway    Financial Officer
Houston, TX 77019

Kyle L. Jennings      Director, Executive Vice President, General
2929 Allen Parkway    Counsel and Secretary
Houston, TX 77019

Steven D. Anderson    Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Erik A. Baden         Senior Vice President-Strategic Marketing and
2929 Allen Parkway    Business Development
Houston, TX 77019

Wayne A. Barnard      Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

David W. Butterfield  Senior Vice President
3600 Route 66
Neptune, NJ 07753

                        POSITIONS AND OFFICES WITH DEPOSITOR
  NAME AND PRINCIPAL    AMERICAN GENERAL LIFE INSURANCE COMPANY OF
  BUSINESS ADDRESS      DELAWARE
  ------------------    -------------------------------------------------

Donna F. Fahey          Senior Vice President
3600 Route 66
Neptune, NJ 07753

Brad Gabel              Senior Vice President, Chief Underwriter
1200 N. Mayfair Road
Milwaukee, WI 53226

John Gatesman           Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr. Senior Vice President, Treasurer and Controller 2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller          Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frank A. Kophamel       Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech          Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland    Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo        Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Larry Nisenson          Senior Vice President
2929 Allen Parkway
Houston, TX 77019

                       POSITIONS AND OFFICES WITH DEPOSITOR
 NAME AND PRINCIPAL    AMERICAN GENERAL LIFE INSURANCE COMPANY OF
  BUSINESS ADDRESS     DELAWARE
  ------------------   -------------------------------------------------

Barry Pelletteri       Senior Vice President
3600 Route 66
Neptune, NJ 07753

John W. Penko          Senior Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Rodney E. Rishel       Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben     Senior Vice President
3051 Hollis Drive
Springfield, IL 62704

Durr Sexton            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Chris Ayers            Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon        Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel         Vice President
2929 Allen Parkway
Houston, TX 77019

Robert L. Beauchamp    Vice President
2929 Allen Parkway
Houston, TX 77019

Walter E. Bednarski    Vice President
3600 Route 66
Neptune, NJ 07753

Michael B. Boesen      Vice President
2929 Allen Parkway
Houston, TX 77019

                           POSITIONS AND OFFICES WITH DEPOSITOR
   NAME AND PRINCIPAL      AMERICAN GENERAL LIFE INSURANCE COMPANY OF
    BUSINESS ADDRESS       DELAWARE
    ------------------     -------------------------------------------------

David R. Brady             Vice President
599 Lexington Avenue
New York, NY 10022

Stephen J. Brenneman       Vice President
405 King Street
Wilmington, DE 19801

Dan Chamberlain            Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark E. Childs             Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi           Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence C. Cox            Vice President
2929 Allen Parkway
Houston, TX 77019

Timothy M. Donovan         Vice President
2929 Allen Parkway
Houston, TX 77019

Jay Drucker                Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi        Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Royce Fithen               Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Frederick J. Garland, Jr.  Vice President
2929 Allen Parkway
Houston, TX 77019

                       POSITIONS AND OFFICES WITH DEPOSITOR
 NAME AND PRINCIPAL    AMERICAN GENERAL LIFE INSURANCE COMPANY OF
  BUSINESS ADDRESS     DELAWARE
  ------------------   -------------------------------------------------

Maike George           Vice President
2727-A Allen Parkway
Houston, TX 77019

Liza Glass             Vice President
2727-A Allen Parkway
Houston, TX 77019

Leo W. Grace           Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette    Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Lori S. Guadagno       Vice President
599 Lexington Avenue
New York, NY 10022

Daniel J. Gutenberger  Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Roger E. Hahn          Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

Joel H. Hammer         Vice President
599 Lexington Avenue
New York, NY 10022

D. Leigh Harrington    Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael Harrison       Vice President
2929 Allen Parkway
Houston, TX 77019

William P. Hayes       Chief Compliance Officer
2929 Allen Parkway
Houston, TX 77019

                          POSITIONS AND OFFICES WITH DEPOSITOR
   NAME AND PRINCIPAL     AMERICAN GENERAL LIFE INSURANCE COMPANY OF
   BUSINESS ADDRESS       DELAWARE
   ------------------     -------------------------------------------------

Tim Heslin                Vice President
2929 Allen Parkway
Houston, TX 77019

Keith C. Honig            Vice President
1 SunAmerica Center,
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard         Vice President
2727-A Allen Parkway
Houston, TX 77019

Donald E. Huffner         Vice President and Real Estate Investment Officer
599 Lexington Avenue
New York, NY 10022

S. Caitlin Irby           Vice President
2929 Allen Parkway
Houston, TX 77019

Walter P. Irby            Vice President
2929 Allen Parkway
Houston, TX 77019

Karen M. Isaacs           Vice President
3600 Route 66
Neptune, NJ 07753

Wesley E. Jarvis          Vice President
3600 Route 66
Neptune, NJ 07753

Debra H. Kile             Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Gwendolyn J. Mallett      Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash           Vice President
3600 Route 66
Neptune, NJ 07753

                      POSITIONS AND OFFICES WITH DEPOSITOR
 NAME AND PRINCIPAL   AMERICAN GENERAL LIFE INSURANCE COMPANY OF
 BUSINESS ADDRESS     DELAWARE
 ------------------   -------------------------------------------------

W. Larry Mask         Vice President, Real Estate Investment Officer
2929 Allen Parkway    and Assistant Secretary
Houston, TX 77019

Melvin C. McFall      Vice President
2727-A Allen Parkway
Houston, TX 77019

Lochlan O. McNew      Vice President and Investment Officer
2929 Allen Parkway
Houston, TX 77019

Beverly A. Meyer      Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Candace A. Michael    Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael R. Murphy     Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Deanna D. Osmonson    Vice President
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.  Vice President, Real Estate Investment Officer
2929 Allen Parkway    and Assistant Secretary
Houston, TX 77019

Cathy A. Percival     Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Carin M. Phelan       Vice President
2929 Allen Parkway
Houston, TX 77019

Glenn H. Plotkin      Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

                       POSITIONS AND OFFICES WITH DEPOSITOR
 NAME AND PRINCIPAL    AMERICAN GENERAL LIFE INSURANCE COMPANY OF
  BUSINESS ADDRESS     DELAWARE
  ------------------   -------------------------------------------------

John R. Rafferty       Vice President
2929 Allen Parkway
Houston, TX 77019

Terri Robbins          Vice President
175 Water Street
New York, NY 10038

Debbie Runge           Vice President, Human Resources
2727-A Allen Parkway
Houston, TX 77019

Carly Sanchez          Vice President and Chief Diversity Officer
2727-A Allen Parkway
Houston, TX 77019

Michael Sibley         Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Brian Smith            Vice President, Finance
3600 Route 66
Neptune, NJ 07753

T. Clay Spires         Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale A. Stewart        Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton    Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba      Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard P. Vegh        Vice President
3600 Route 66
Neptune, NJ 07753

                       POSITIONS AND OFFICES WITH DEPOSITOR
 NAME AND PRINCIPAL    AMERICAN GENERAL LIFE INSURANCE COMPANY OF
  BUSINESS ADDRESS     DELAWARE
  ------------------   -------------------------------------------------

Christian D. Weiss     Vice President
2727-A Allen Parkway
Houston, TX 77019

Jeffrey L. Winkelmann  Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Lauren W. Jones        Chief Counsel - Business Lines and Assistant
2929 Allen Parkway     Secretary
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-11-001283, filed
February 24, 2011. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company of Delaware (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgment in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or
(b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by the company's By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of the company's By-Laws.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
Variable Account I

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

(b) Management.

  NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH UNDERWRITER
  BUSINESS ADDRESS      AMERICAN GENERAL EQUITY SERVICES CORPORATION

Mary Jane B. Fortin     Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Erik A. Baden           Director
2929 Allen Parkway
Houston, TX 77019

John Gatesman           Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings        Executive Vice President, General Counsel and
2929 Allen Parkway      Secretary
Houston, TX 77019

Larry Blews             Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.  Vice President
2727-A Allen Parkway
Houston, TX 77019

T. Clay Spires          Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

 NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS     AMERICAN GENERAL EQUITY SERVICES CORPORATION
Lauren W. Jones       Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Ann Wohn              Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Rhonda Washington     Treasurer, Controller
2727-A Allen Parkway
Houston, TX 77019

John D. Fleming       Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Barbara J. Moore      Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Becky Strom           Chief Privacy Officer & Anti-Money Laundering
2727-A Allen Parkway  Officer
Houston, TX 77019

(c) Compensation From the Registrant.

                     NET UNDERWRITING  COMPENSATION ON EVENTS
NAME OF PRINCIPAL     DISCOUNTS AND   OCCASIONING THE DEDUCTION  BROKERAGE     OTHER
UNDERWRITER            COMMISSIONS    OF A DEFERRED SALES LOAD  COMMISSIONS COMPENSATION
American General
  Equity Services
  Corporation               0                     0                  0           0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company of Delaware at its principal executive office located at 405 King Street, Wilmington, Delaware 19801 or at American General Life Insurance Company of Delaware's Administrative Office located at 405 King Street, 4th Floor, Wilmington, Delaware 19801.

ITEM 32. MANAGEMENT SERVICES Inapplicable

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company of Delaware hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company of Delaware.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Policies. The National Union Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The National Union Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Edward F. Bacon, Don W. Cummings and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account II of American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company), certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 29th day of April, 2011.

                                                  VARIABLE ACCOUNT II OF
                                                  AMERICAN GENERAL LIFE
                                                  INSURANCE COMPANY OF DELAWARE
                                                  (Registrant)

                                             BY:  AMERICAN GENERAL LIFE
                                                  INSURANCE COMPANY OF DELAWARE
                                                  (On behalf of the Registrant
                                                  and itself)

                                             BY:  DON W. CUMMINGS
                                                  ------------------------------
                                                  DON W. CUMMINGS
                                                  SENIOR VICE PRESIDENT AND
                                                  CHIEF FINANCIAL OFFICER

                                   AGLD - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature            Title                          Date
---------            -----                          ----

MARY JANE B. FORTIN Director, Chairman, President April 29, 2011 -------------------- and Chief Executive Officer
MARY JANE B. FORTIN

DON W. CUMMINGS      Director, Senior               April 29, 2011
-------------------- Vice President and Chief
DON W. CUMMINGS      Financial Officer

ROBERT M. BEUERLEIN  Director                       April 29, 2011
--------------------
ROBERT M. BEUERLEIN

JEFFERY H. CARLSON   Director                       April 29, 2011
--------------------
JEFFERY H. CARLSON

KYLE L. JENNINGS     Director                       April 29, 2011
--------------------
KYLE L. JENNINGS

                                   AGLD - 2

                                                                      333-34199
                                                                      811-04867


                                  SIGNATURES


   National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2011.




                                  NATIONAL UNION FIRE INSURANCE
                                  COMPANY OF PITTSBURGH, PA.




                             BY:  SEAN T. LEONARD
                                  ---------------
                                  SEAN T. LEONARD
                                  CHIEF FINANCIAL OFFICER
                                   AND SENIOR VICE PRESIDENT

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                          Date
---------                   -----                          ----

*PETER D. HANCOCK           Chairman and Director          April 29, 2011
-----------------
PETER D. HANCOCK


*JOHN Q. DOYLE              Director, President and        April 29, 2011
--------------              Chief Executive Officer
JOHN Q. DOYLE


*ROBERT S. SCHIMEK          Director                       April 29, 2011
------------------
ROBERT S. SCHIMEK


*JAMES BRACKEN              Director                       April 29, 2011
---------------
JAMES BRACKEN


*DAVID NEIL FIELDS          Director                       April 29, 2011
------------------
DAVID NEIL FIELDS


*DAVID L. HERZOG            Director                       April 29, 2011
----------------
DAVID L. HERZOG


*MONIKA M. MACHON           Director                       April 29, 2011
-----------------
MONIKA M. MACHON


*KRISTIAN P. MOOR           Director                       April 29, 2011
-----------------
KRISTIAN P. MOOR


*RALPH W. MUCERINO          Director                       April 29, 2011
------------------
RALPH W. MUCERINO


*SID SANKARAN               Director                       April 29, 2011
-------------
SID SANKARAN


*NICHOLAS C. WALSH          Director                       April 29, 2011
------------------
 NICHOLAS C. WALSH


*CHARLES E. WILLIAMSON      Director                       April 29, 2011
----------------------
CHARLES E. WILLIAMSON


*MARK T. WILLIS             Director                       April 29, 2011
---------------
 MARK T. WILLIS

* BY:  SEAN T. LEONARD
       ---------------
       SEAN T. LEONARD
       ATTORNEY-IN-FACT
       (Exhibit (r) to the Registration Statement)

                                 EXHIBIT INDEX

ITEM 26.EXHIBITS


         (h)(1)(a) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIG Life
                   Insurance Company and AIG Equity Sales Corp.

         (1)(b)    Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance
                   Funds, AIG Life Insurance Company and AIG Equity Sales Corp., effective April 30, 2010.

         (11)(a)   Form of Amended and Restated Fund Participation Agreement by and among BlackRock Variable
                   Series Funds, Inc., BlackRock Investments, LLC, American General Life Insurance Company,
                   American General Life Insurance Company of Delaware and The United States Life Insurance
                   Company in the City of New York.

         (11)(b)   Amended and Restated Administrative Services Agreement between BlackRock Advisors, LLC,
                   American General Life Insurance Company, American General Life Insurance Company of
                   Delaware and The United States Life Insurance Company in the City of New York.

         (17)(a)   Administrative Services Agreement between AIG Life Insurance Company and A I M Advisors,
                   Inc.

         (20)(a)   Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and AIG Life Insurance
                   Company.

         (j)(3)    Notice of Termination of AIG Support Agreement between American General Life Insurance
                   Company of Delaware and American International Group, Inc., including a copy of the agreement attached to such Notice as Exhibit I.

         (j)(4)    Unconditional Capital Maintenance Agreement between American International Group, Inc.
                   and American General Life Insurance Company of Delaware.

         (n)(1)    Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

         (q)(1)    Description of American General Life Insurance Company of Delaware's Issuance, Transfer
                   and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule
                   6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 2, 2011.

         (r)(1)    Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa.

                                      E-1